UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04391

Old Mutual Funds II
(Exact name of registrant as specified in charter)
________

4643 South Ulster Street, Suite 600
Denver, CO 80237
(Address of principal executive offices)

Julian F. Sluyters
4643 South Ulster Street, Suite 600, Denver, CO 80237
(Name and address of agent for service)

Copies to:

Matthew R. DiClemente, Esq.	Kathryn L. Santoro, Esq.
Stradley Ronon Stevens & Young, LLP	Old Mutual Capital, Inc.
2600 One Commerce Square	4643 South Ulster Street, Suite 700
Philadelphia, PA 19103	Denver, CO 80237
(215) 564-8173	(720) 200-7600

Registrant’s telephone number, including area code: 1-888-772-2888

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Item 1.                       Reports to Stockholders.
 [OLD MUTUAL LOGO]
          Funds II

                                                         Old Mutual Funds II

                                                           ANNUAL REPORT

                                                           March 31, 2012

Equity Funds
____________

Old Mutual Analytic U.S. Long/Short Fund

Old Mutual Barrow Hanley Value Fund

Old Mutual Copper Rock International Small Cap Fund

Old Mutual Focused Fund

Old Mutual Heitman REIT Fund

Old Mutual Large Cap Growth Fund

Old Mutual TS&W Mid-Cap Value Fund

Old Mutual TS&W Small Cap Value Fund

Fixed-Income Funds
__________________

Old Mutual Barrow Hanley Core Bond Fund

Old Mutual Dwight Intermediate Fixed Income Fund

Old Mutual Dwight Short Term Fixed Income Fund

TABLE OF CONTENTS

About This Report                                                                                            1

Message to Shareholders                                                                                      4

Management Overview and Schedules of Investments

Equity Funds

   Old Mutual Analytic U.S. Long/Short Fund
      Class Z (OBDEX), Class A (OADEX), Institutional Class (OISLX)                                          5

   Old Mutual Barrow Hanley Value Fund
      Class Z (OBFOX), Class A (OAFOX), Institutional Class (OIBHX)                                         13

   Old Mutual Copper Rock International Small Cap Fund
      Class Z (OSSCX), Class A (OSSAX), Institutional Class (OISSX)                                         18

   Old Mutual Focused Fund
      Class Z (OBFVX), Class A (OAFCX), Institutional Class (OIFCX)                                         24

   Old Mutual Heitman REIT Fund
      Class Z (OBRTX), Class A (OARTX), Institutional Class (OIHRX)                                         29

   Old Mutual Large Cap Growth Fund
      Class Z (OLCPX), Class A (OLGBX), Institutional Class (OILLX)                                         34

   Old Mutual TS&W Mid-Cap Value Fund
      Class Z (OTMZX), Class A (OTMAX), Institutional Class (OTMIX)                                         40

   Old Mutual TS&W Small Cap Value Fund
      Class Z (OSMVX), Class A (OACVX), Institutional Class (OICVX)                                         46

Fixed-Income Funds

   Old Mutual Barrow Hanley Core Bond Fund
      Institutional Class (OCBIX)                                                                           53

   Old Mutual Dwight Intermediate Fixed Income Fund
      Class Z (OBFJX), Class A (OAFJX), Class C (OCIRX), Institutional Class (OIDIX)                        60

   Old Mutual Dwight Short Term Fixed Income Fund
      Class Z (OBCPX), Class A (OIRAX), Class C (OIRCX), Institutional Class (OIDSX)                        68

TABLE OF CONTENTS - concluded

Statements of Assets & Liabilities                                                                          78

Statements of Operations                                                                                    83

Statements of Changes in Net Assets                                                                         86

Statement of Cash Flows                                                                                     92

Financial Highlights                                                                                        93

Notes to Financial Statements                                                                               99

Report of Independent Registered Public Accounting Firm                                                    123

Notice to Shareholders                                                                                     124

Proxy Voting and Portfolio Holdings                                                                        125

Fund Expenses Example                                                                                      126

Board of Trustees and Officers of the Trust                                                                128

Board Review and Approval of Investment Management
and Sub-Advisory Agreements                                                                                130

Shareholder Proxy Results                                                                                  138

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price, and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 888-772-2888 for performance results current to the most recent month-end.

Performance without load assumes that no front-end or contingent deferred sales charge was applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge was applied to the extent applicable.
Each of the Funds, except the Old Mutual Heitman REIT Fund and Old Mutual Barrow Hanley Core Bond Fund, offers Class A, Class Z and
Institutional Class shares. The Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed Income Fund
also offer Class C shares. The Old Mutual Heitman REIT Fund offers Class A and Class Z shares. In addition, the Old Mutual Heitman
REIT Fund offers Institutional Class shares to current investors only. The Old Mutual Barrow Hanley Core Bond Fund offers
Institutional Class shares only. Class A shares have a current maximum up-front sales charge of 5.75% (4.75% for Old Mutual Dwight
Intermediate Fixed Income Fund and 3.00% for Old Mutual Dwight Short Term Fixed Income Fund) and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% (0.75% for Old Mutual Dwight
Short Term Fixed Income Fund) and will be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions, and Fund holdings as of March 31, 2012, the end of the report period, and these views and opinions are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or of the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of March 31, 2012 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are risks associated with small- and mid-capitalization investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the real estate sector has been among the most volatile sectors in the market. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. High-yield bonds involve a greater risk of default and price volatility than U.S. government and other higher-quality bonds. An investment in a Fund is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Certain Funds utilize short selling and derivatives as part of their investment strategy. There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. By engaging in certain derivative strategies or investing the proceeds received from selling securities sold short, a Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value greater than without the use of leverage, which could result in increased volatility of returns. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivative purchased or sold.

                                                                 1

ABOUT THIS REPORT - concluded

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for comparing the Funds' performance against specific securities indexes. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, and each index does not reflect the cost of managing a mutual fund. The Funds may significantly differ in holdings and composition from an index. Investments cannot be made directly in an index.

Barclays Capital U.S. Aggregate Bond Index

The unmanaged Barclays Capital U.S. Aggregate Bond Index is a widely recognized measure of the aggregate bond market. The index is market-value weighted inclusive of accrued interest.

Barclays Capital U.S. Intermediate Aggregate Bond Index

The unmanaged Barclays Capital U.S. Intermediate Aggregate Bond Index is an index of fixed-income securities with medium-term durations. The index is market-value weighted inclusive of accrued interest.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index

The unmanaged BofA Merrill Lynch 1-3 Year U.S. Treasury Index is a capitalization-weighted basket of all outstanding U.S. Treasury notes and bonds having between one and three years remaining term to maturity and a minimum of $1 billion outstanding.

Russell 1000 Growth Index

The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index

The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Growth Index

The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000 Value Index

The unmanaged Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Value Index

The unmanaged Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Standard & Poor's 500

The unmanaged Standard & Poor's 500 ("S&P 500") is a market-value-weighted index that measures the performance of large-capitalization common stocks across all major industries.

                                                                 2

S&P Developed Ex-U.S. SmallCap Index

The unmanaged S&P Developed Ex-U.S. SmallCap Index is an index of small-capitalization stocks from developed countries, excluding the United States.

Wilshire U.S. Real Estate Securities Index

The unmanaged Wilshire U.S. Real Estate Securities Index is a market-weighted capitalization index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies, and partnerships. This index is float adjusted.

Index returns and statistical data included in this report are provided by Bloomberg and Factset.

                                                                 3

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

During the past fiscal year, equity markets continued their run of unpredictable behavior. Though the beginning of the period was mostly flat, it did not take long before the economic environment started its bumpy ride. Shortly into the first six months of the reporting period, stock correlations rose again and investors seemed to pay less attention to the positive news being reported by individual companies, and more attention to the macro factors of the struggling economies. In particular, investors continued to be apprehensive due to the debt concerns in Europe and the increasing potential of a global slowdown in growth.

However, by the end of 2011, investor sentiment turned decidedly positive. Overseas, markets started to turn around when a plan was announced that would aim to create a stronger fiscal union and support the many struggling European banks. In the U.S., economic data regarding employment growth and housing were on the upswing. Consumer spending was also more robust than in the recent past and, in general, corporations were continuing to produce solid growth. For the most part, these favorable trends endured through the fiscal year, which sent stocks higher. In fact, the S&P 500, a leading indicator of the U.S. stock market in general, reported one of its best first-quarter returns in many years.

As we head into the remainder of the year, we anticipate smooth transitions for your Old Mutual Funds into mutual funds on the
Touchstone Advisors, Inc. platform and the FundVantage platform. As always, we are grateful for your support as an investor in the
Old Mutual Funds II portfolios. It has been our pleasure to serve you.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds II

                                                                 4

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND*
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Performance Highlights

o    For the fiscal year ended March 31, 2012, the Old Mutual Analytic U.S. Long/ Short Fund outperformed its benchmark, the S&P
     500. The Fund's Class Z shares posted a 9.64% return versus an 8.54% return for the Index.

o    Stock selection within the health care, energy and information technology sectors contributed positively to the Fund's performance, while stock selection in the consumer discretionary, materials and consumer staples sectors detracted from the
     Fund's performance.

o    Long positions in Apple, Amgen and Jabil Circuit contributed positively to the Fund's performance.

o    Among those stocks that detracted from performance were long positions in Vishay Intertechnology (no longer a Fund holding) and
     MetroPCS Communications (no longer a Fund holding), along with a short position in Pharmasset (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2012, the Old Mutual Analytic U.S. Long/Short Fund (the "Fund") outperformed its benchmark, the S&P 500 (the "Index"). The Fund's Class Z shares posted a 9.64% return versus an 8.54% return for the Index. Performance for all share classes can be found on page 7.

Q.   What investment environment did the Fund face during the past period?

A.   U.S. equities posted positive results for the fiscal year ending March 31, 2012, as reported by the S&P 500. The twelve-month period started quietly, however, as the market was virtually flat for the second calendar quarter of 2011. The big move lower for the market began in August 2011, as fear and uncertainty dominated the U.S. equity market due to concerns that the debt crisis in Europe was spreading and could lead to recession. Compounding the concern was the perceived political immobility seen in both Europe and the U.S., which rattled investors' confidence further. The volatility created by these factors had a marked negative impact on the S&P 500, which reported a return of -13.78% for the third quarter of 2011.

     Markets started to turn upward again when a plan to support the many struggling European banks was announced, which was expected to create a stronger fiscal union. In addition, news from the U.S. was fairly positive, as gross domestic product
     (GDP) growth in the fourth quarter was nearly 3%, which was much better than growth seen at the start of the year. The U.S.
     employment and housing markets began to show signs of life, and consumer spending was robust and corporations continued to grow. These favorable trends continued through the end of the fiscal year, as the positive economic data and continued
     stabilization in Europe sent stocks higher. As a result, the fourth quarter of 2011 and first quarter of 2012 rallied somewhat and the S&P 500 reported a solid 11.82% and 12.59%, respectively.

Q.   Which market factors influenced the Fund's relative performance?

A.   The investment process of Analytic Investors, LLC ("Analytic") is based on the premise that investor behavior changes, but changes slowly, and is fairly persistent from month to month.

     An emphasis on companies with quality characteristics - such as companies with above-average return on assets and strong profit margins - helped performance, as investors sought relative safety in high-quality companies. As a result, stocks with the highest profit margins dramatically outperformed the companies with the weakest profits. In addition, an overweight to certain growth characteristics positively impacted Fund performance during the fiscal year - specifically, an emphasis on companies with strong recent earnings-per-share growth. While Analytic's process remained style neutral, the Fund's tilts toward certain valuation characteristics negatively impacted results. For example, while an emphasis on companies with strong historical earnings-to-price ratios helped Fund performance, an emphasis on companies with strong cash flow-to-price and strong sales relative to the stock price negatively impacted results.

Q.   How did portfolio composition affect Fund performance?

A.   Stock selection within the health care, energy and information technology sectors contributed positively to the Fund's performance, while stock selection in the consumer discretionary, materials and consumer staples sectors detracted from the
     Fund's performance.

     Long positions in Apple, Amgen and Jabil Circuit contributed positively to the Fund's performance. A position in computer hardware and software designer and manufacturer Apple helped Fund performance, as the company reported record sales that far exceeded analyst and investor expectations. A position in biotechnology medicines company Amgen was positive to the Fund, as the stock moved higher

                                                                                                       Analytic U.S. Long/Short Fund

                                                                 5

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND* - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Top Ten Holdings as of
March 31, 2012

Apple                                                                       5.5%
___________________________________________________________________________________

International Business
Machines                                                                    5.3%
___________________________________________________________________________________

DIRECTV, Cl A                                                               4.0%
___________________________________________________________________________________

Amgen                                                                       3.9%
___________________________________________________________________________________

Chevron                                                                     3.3%
___________________________________________________________________________________

Philip Morris International                                                 3.3%
___________________________________________________________________________________

Cardinal Health                                                             3.1%
___________________________________________________________________________________

American International Group                                                2.9%
___________________________________________________________________________________

Accenture, Cl A                                                             2.9%
___________________________________________________________________________________

Microsoft                                                                   2.8%
___________________________________________________________________________________

As a % of Total
Fund Investments (>)                                                       37.0%
___________________________________________________________________________________

(>) Top ten holdings are all long positions.

     after the company launched an aggressive stock buyback program. Jabil Circuit, an electronics manufacturing services provider, saw its shares increase after the company posted strong earnings per share that were above analyst expectations. In addition,
     Jabil Circuit communicated a strong outlook for future earnings, which further aided the company's stock performance.

     Among those stocks that detracted from performance were long positions in Vishay Intertechnology (no longer a Fund holding) and
     MetroPCS Communications (no longer a Fund holding), along with a short position in Pharmasset (no longer a Fund holding).
     Vishay Intertechnology, a manufacturer and supplier of discrete semiconductors, saw its shares move lower as the company's first-quarter revenue fell short of analyst forecasts. Shares of MetroPCS Communications, a wireless broadband mobile communications provider, sold off after the company reported its fourth-quarter subscriber data missed analyst expectations.
     Pharmasset, a clinical-stage pharmaceutical company, saw its shares move higher after the company announced it was being purchased by Gilead Sciences, a research-based biopharmaceutical company.

Q.   What is the investment outlook for the U.S. equity market?

A.   Analytic intends to emphasize stocks with certain attractive valuation characteristics, such as stocks with above-average cash flow-to-price ratios. Analytic also intends to focus on companies with strong quality metrics, such as stocks with above-
     average asset utilization and return on assets. Analytic further anticipates continuing to underweight or short sell companies with above-average insider selling, stocks with high volatility of sales per share, and stocks where analysts vary widely in their earnings predictions.

     Analytic's process is based on the fundamental belief that there is persistency in the types of characteristics investors prefer. If this holds going forward, the Fund should benefit from being properly positioned toward stocks with characteristics favored by investors.

* Effective April 16, 2012, the Fund was reorganized into the Touchstone U.S. Long/Short Fund, a series portfolio of the Touchstone
  Strategic Trust.

Analytic U.S. Long/Short Fund

                                                                 6

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2012
____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z*                                            07/01/93        9.64%        (0.85)%          3.02%             8.07%
Class A with load                                   07/31/03        3.12%        (2.25)%           n/a              4.64%
Class A without load                                07/31/03        9.44%        (1.09)%           n/a              5.36%
Institutional Class                                 12/20/06 (1)    9.88%        (0.60)%           n/a              0.37%
S&P 500                                             07/01/93        8.54%         2.01%           4.12%             8.36%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

*   Data prior to January 11, 2002 includes performance of a predecessor fund. The predecessor fund was managed by Analytic Investors,
    LLC and had investment goals, strategies and policies that were substantially similar to the Fund.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to February 2006, the Fund did not take short positions as part of its main investment strategies and the Fund's performance prior to February 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 26, 2011 prospectus) are
1.24% and 1.22%; 2.20% and 1.47%; and 1.24% and 1.02%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]
	Old Mutual Analytic U.S. Long/Short Fund, Class Z	S&P 500
3/31/02	10,000	10,000
3/31/03	7,117	7,524
3/31/04	9,572	10,166
3/31/05	10,385	10,847
3/31/06	11,544	12,119
3/31/07	14,053	13,552
3/31/08	13,004	12,864
3/31/09	7,814	7,964
3/31/10	10,807	11,928
3/31/11	12,284	13,795
3/31/12	13,468	14,972

 Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2002 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

 Sector Weightings* as of March 31, 2012 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]
Information Technology	24.7%
Health Care	14.1%
Financials	13.8%
Consumer Discretionary	11.9%
Energy	9.7%
Consumer Staples	8.2%
Materials	6.6%
Industrials	4.3%
Utilities	3.4%
Telecommunication Services	2.2%
Cash Equivalents	1.1%

* Sector weightings include only long positions.

7

 OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 116.1%                                                      Computers - 7.2%
                                                                           Apple* (B)                                     2,450   $      1,469
Aerospace/Defense-Equipment - 0.1%                                         Dell*                                          9,275            154
Goodrich                                         221   $         28                                                               ______________
                                                       ______________
                                                                           Total Computers                                               1,623
Total Aerospace/Defense-Equipment                                28        _____________________________________________________________________
_____________________________________________________________________
                                                                           Containers-Metal/Glass - 1.7%
Airlines - 1.0%                                                            Ball                                           9,209            395
Copa Holdings, Cl A                            1,719            136                                                               ______________
Delta Air Lines*                               8,698             86
United Continental Holdings*                     132              3        Total Containers-Metal/Glass                                    395
                                                       ______________      _____________________________________________________________________

Total Airlines                                                  225        Cosmetics & Toiletries - 0.2%
_____________________________________________________________________      Estee Lauder, Cl A                               785             49
                                                                                                                                  ______________
Applications Software - 3.3%
Microsoft (B)                                 23,326            752        Total Cosmetics & Toiletries                                     49
                                                       ______________      _____________________________________________________________________

Total Applications Software                                     752        Diversified Banking Institutions - 2.0%
_____________________________________________________________________      JPMorgan Chase                                 8,454            389
                                                                           Morgan Stanley                                 2,749             54
Auto-Cars/Light Trucks - 2.3%                                                                                                     ______________
General Motors* (B)                           20,327            521
                                                       ______________      Total Diversified Banking Institutions                          443
                                                                           _____________________________________________________________________
Total Auto-Cars/Light Trucks                                    521
_____________________________________________________________________      Diversified Manufacturing Operations - 0.3%
                                                                           ITT (B)                                        3,343             77
Batteries/Battery Systems - 0.5%                                                                                                  ______________
Energizer Holdings*                            1,677            124
                                                       ______________      Total Diversified Manufacturing Operations                       77
                                                                           _____________________________________________________________________
Total Batteries/Battery Systems                                 124
_____________________________________________________________________      E-Commerce/Services - 2.0%
                                                                           Expedia                                       13,198            441
Beverages-Non-Alcoholic - 0.4%                                                                                                    ______________
Monster Beverage*                              1,620            101
                                                       ______________      Total E-Commerce/Services                                       441
                                                                           _____________________________________________________________________
Total Beverages-Non-Alcoholic                                   101
_____________________________________________________________________      Electric-Generation - 1.9%
                                                                           AES*                                          32,347            423
Beverages-Wine/Spirits - 0.9%                                                                                                     ______________
Constellation Brands, Cl A*                    8,677            205
                                                       ______________      Total Electric-Generation                                       423
                                                                           _____________________________________________________________________
Total Beverages-Wine/Spirits                                    205
_____________________________________________________________________      Electric-Integrated - 2.1%
                                                                           CMS Energy                                    19,619            432
Cable/Satellite TV - 4.7%                                                  DTE Energy                                       128              7
DIRECTV, Cl A* (B)                            21,464          1,059        Exelon                                            95              4
                                                       ______________      Progress Energy                                  538             28
                                                                                                                                  ______________
Total Cable/Satellite TV                                      1,059
_____________________________________________________________________      Total Electric-Integrated                                       471
                                                                           _____________________________________________________________________
Chemicals-Diversified - 0.5%
Celanese, Cl A                                 2,456            113        Electronic Components-Miscellaneous - 3.3%
                                                       ______________      Garmin                                           331             15
                                                                           Jabil Circuit                                 28,730            722
Total Chemicals-Diversified                                     113                                                               ______________
_____________________________________________________________________
                                                                           Total Electronic Components-Miscellaneous                       737
Coatings/Paint - 1.2%                                                      _____________________________________________________________________
Kronos Worldwide                              10,532            263
                                                       ______________      Electronic Components-Semiconductors - 3.8%
                                                                           Intel (B)                                     22,081            621
Total Coatings/Paint                                            263        LSI*                                          26,909            233
_____________________________________________________________________                                                             ______________

Computer Services - 9.7%                                                   Total Electronic Components-Semiconductors                      854
Accenture, Cl A (B)                           11,855            765        _____________________________________________________________________
International Business Machines (B)            6,767          1,412
                                                       ______________

Total Computer Services                                       2,177
_____________________________________________________________________

                                                                 8

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Electronic Parts Distribution - 1.5%                                       Medical-Hospitals - 0.4%
Avnet*                                         9,159   $        333        HCA Holdings                                    4,149  $        103
                                                       ______________                                                             ______________

Total Electronic Parts Distribution                             333        Total Medical-Hospitals                                         103
_____________________________________________________________________      _____________________________________________________________________

Engineering/R&D Services - 0.2%                                            Medical-Wholesale Drug Distributors - 6.0%
AECOM Technology*                              2,114             47        AmerisourceBergen                              13,239           526
                                                       ______________      Cardinal Health (B)                            18,981           818
                                                                                                                                  ______________
Total Engineering/R&D Services                                   47
_____________________________________________________________________      Total Medical-Wholesale Drug Distributors                     1,344
                                                                           _____________________________________________________________________
Finance-Credit Card - 1.6%
Discover Financial Services                   11,091            370        Metal-Copper - 2.5%
                                                       ______________      Freeport-McMoRan Copper & Gold (B)             14,703           559
                                                                                                                                  ______________
Total Finance-Credit Card                                       370
_____________________________________________________________________      Total Metal-Copper                                              559
                                                                           _____________________________________________________________________
Finance-Investment Banker/Broker - 0.7%
Interactive Brokers Group, Cl A                8,862            151        Multi-line Insurance - 3.5%
                                                       ______________      American International Group*                  25,265           779
                                                                                                                                  ______________
Total Finance-Investment Banker/Broker                          151
_____________________________________________________________________      Total Multi-line Insurance                                      779
                                                                           _____________________________________________________________________
Food-Meat Products - 1.9%
Smithfield Foods*                             19,316            426        Multimedia - 2.8%
                                                       ______________      Time Warner                                     1,400            53
                                                                           Viacom, Cl B                                   12,274           582
Total Food-Meat Products                                        426                                                               ______________
_____________________________________________________________________
                                                                           Total Multimedia                                                635
Life/Health Insurance - 2.2%                                               _____________________________________________________________________
Prudential Financial                           7,739            491
                                                       ______________      Oil & Gas Drilling - 0.0%
                                                                           Nabors Industries*                               588             10
Total Life/Health Insurance                                     491                                                               ______________
_____________________________________________________________________
                                                                           Total Oil & Gas Drilling                                         10
Machinery-Construction & Mining - 1.7%                                     _____________________________________________________________________
Caterpillar (B)                                3,538            377
                                                       ______________      Oil Companies-Integrated - 8.5%
                                                                           Chevron (B)                                     8,241           884
Total Machinery-Construction & Mining                           377        ConocoPhillips (B)                              3,701           281
_____________________________________________________________________      Marathon Oil (B)                               23,444           743
                                                                                                                                  ______________
Machinery-Farm - 1.8%
CNH Global*                                    9,983            396        Total Oil Companies-Integrated                                1,908
                                                       ______________      _____________________________________________________________________

Total Machinery-Farm                                            396        Oil Refining & Marketing - 2.7%
_____________________________________________________________________      Valero Energy                                  23,569           607
                                                                                                                                  ______________
Medical Products - 2.4%
Covidien                                      10,089            552        Total Oil Refining & Marketing                                  607
                                                       ______________      _____________________________________________________________________

Total Medical Products                                          552        Paper & Related Products - 0.1%
_____________________________________________________________________      International Paper                               782            27
                                                                                                                                  ______________
Medical-Biomedical/Genetics - 4.8%
Amgen (B)                                     15,281          1,039        Total Paper & Related Products                                   27
Biogen Idec* (B)                                 369             46        _____________________________________________________________________
                                                       ______________
                                                                           Pharmacy Services - 0.3%
Total Medical-Biomedical/Genetics                             1,085        Medco Health Solutions*                           665            47
_____________________________________________________________________      Omnicare                                          392            14
                                                                                                                                  ______________
Medical-Drugs - 0.4%
Johnson & Johnson                              1,328             88        Total Pharmacy Services                                          61
                                                       ______________      _____________________________________________________________________

Total Medical-Drugs                                              88        Pipelines - 0.2%
_____________________________________________________________________      El Paso                                        1,366             40
                                                                                                                                  ______________
Medical-HMO - 2.2%
Humana                                         3,783            350        Total Pipelines                                                  40
UnitedHealth Group                             1,142             67        _____________________________________________________________________
WellPoint                                      1,102             81
                                                       ______________

Total Medical-HMO                                               498
_____________________________________________________________________

                                                                 9

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

REITs-Diversified - 1.4%                                                   Telephone-Integrated - 2.6%
Rayonier                                       7,107   $        313        Verizon Communications                        15,418   $        589
                                                       ______________                                                             ______________

Total REITs-Diversified                                         313        Total Telephone-Integrated                                      589
_____________________________________________________________________      _____________________________________________________________________

REITs-Storage - 0.3%                                                       Tobacco - 3.9%
Public Storage                                   428             59        Philip Morris International (B)                9,893            877
                                                       ______________                                                             ______________

Total REITs-Storage                                              59        Total Tobacco                                                   877
_____________________________________________________________________      _____________________________________________________________________

Rental Auto/Equipment - 0.3%                                               Vitamins & Nutrition Products - 1.8%
Aaron's                                        2,980             77        Mead Johnson Nutrition, Cl A                   4,922            406
                                                       ______________                                                             ______________

Total Rental Auto/Equipment                                      77        Total Vitamins & Nutrition Products                             406
_____________________________________________________________________      _____________________________________________________________________

Retail-Apparel/Shoe - 0.8%                                                 Wireless Equipment - 0.1%
PVH                                            1,958            175        Motorola Mobility Holdings*                      447             18
                                                       ______________                                                            ______________

Total Retail-Apparel/Shoe                                       175        Total Wireless Equipment                                         18
_____________________________________________________________________                                                             ______________

Retail-Automobile - 0.0%                                                   Total Common Stock (Cost $22,142)                            26,151
Autonation*                                      172              6        _____________________________________________________________________
                                                       ______________
                                                                           U.S. Treasury Obligation - 0.5%
Total Retail-Automobile                                           6        U.S. Treasury Bill, Zero Coupon
_____________________________________________________________________         06/28/12 (C)                             $    100            100
                                                                                                                                  ______________
Retail-Bedding - 0.1%
Bed Bath & Beyond*                               236             16        Total U.S. Treasury Obligation (Cost $100)                      100
                                                       ______________      _____________________________________________________________________

Total Retail-Bedding                                             16        Money Market Fund - 1.3%
_____________________________________________________________________      Dreyfus Government
                                                                              Cash Management Fund,
Retail-Consumer Electronics - 0.8%                                            Institutional Class, 0.01% (A)            301,976            302
Best Buy Co.                                   7,632            181                                                               ______________
                                                       ______________
                                                                           Total Money Market Fund (Cost $302)                             302
Total Retail-Consumer Electronics                               181        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Investments - 117.9% (Cost $22,544)                    26,553
Retail-Regional Department Store - 0.1%                                    _____________________________________________________________________
Macy's                                           734             29
                                                       ______________      Securities Sold Short - (18.4)%

Total Retail-Regional Department Store                           29        Applications Software - (2.0)%
_____________________________________________________________________      Salesforce.Com*                               (2,889)          (446)
                                                                                                                                  ______________
Semiconductor Components-Integrated Circuits - 0.1%
Cypress Semiconductor                          2,133             33        Total Applications Software                                    (446)
                                                       ______________      _____________________________________________________________________

Total Semiconductor Components-Integrated Circuits               33        Coal - (1.9)%
_____________________________________________________________________      Alpha Natural Resources*                      (5,492)           (84)
                                                                           Arch Coal                                    (32,229)          (345)
Semiconductor Equipment - 0.2%                                                                                                    ______________
Applied Materials                              3,220             40
                                                       ______________      Total Coal                                                     (429)
                                                                           _____________________________________________________________________
Total Semiconductor Equipment                                    40
_____________________________________________________________________      Commercial Banks-Western US - (1.1)%
                                                                           Bank of Hawaii                                (5,144)          (249)
Steel-Producers - 1.8%                                                                                                            ______________
Commercial Metals                             22,164            328
Nucor                                          1,654             71        Total Commercial Banks-Western US                              (249)
                                                       ______________      _____________________________________________________________________

Total Steel-Producers                                           399        Computer Services - (1.8)%
_____________________________________________________________________      Computer Sciences, Cl B                      (13,264)          (397)
                                                                                                                                  ______________
Super-Regional Banks-US - 4.3%
Capital One Financial (B)                      8,891            496        Total Computer Services                                        (397)
KeyCorp                                       45,681            388        _____________________________________________________________________
Wells Fargo (B)                                2,372             81
                                                       ______________      Electronic Components-Semiconductors - (1.5)%
                                                                           Rovi*                                        (10,555)          (344)
Total Super-Regional Banks-US                                   965                                                               ______________
_____________________________________________________________________
                                                                           Total Electronic Components-Semiconductors                     (344)
                                                                           _____________________________________________________________________

                                                                 10

_____________________________________________________________________
                                                                           The Fund had the following futures contracts open as of
Description                               Shares        Value (000)        March 31, 2012:
_____________________________________________________________________
                                                                                                                                       Unrealized
Enterprise Software/Services - (0.0)%                                                                          Contract               Appreciation
Ariba*                                          (198)  $         (6)                              Number of     Value    Expiration  (Depreciation)
                                                       ______________      Contract Description   Contracts     (000)       Date         (000)
                                                                           ____________________  ___________  _________  __________  ______________
Total Enterprise Software/Services                               (6)
_____________________________________________________________________      S&P 500 EMINI
                                                                              Index-Long              8         $561     6/15/2012        $27
Independent Power Producer - (1.3)%                                        ________________________________________________________________________
GenOn Energy*                               (143,883)          (299)
                                                       ______________      For description of abbreviations and footnotes, please refer to page 76.

Total Independent Power Producer                               (299)       Other Information:
_____________________________________________________________________
                                                                           The Old Mutual Analytic U.S. Long/Short Fund invested in futures
Medical-Biomedical/Genetics - (2.6)%                                       contracts during the year ended March 31, 2012. The primary type of risk
Dendreon*                                     (9,458)          (101)       associated with these derivative instruments is equity risk. Refer to
Human Genome Sciences*                       (45,955)          (379)       Note 2 in the Notes to Financial Statements for further discussion about
Vertex Pharmaceuticals*                       (2,795)          (114)       the risks and objectives for utilizing derivative instruments. The
                                                       ______________      effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and
Total Medical-Biomedical/Genetics                              (594)       Liabilities and Statement of Operations are presented in the tables
_____________________________________________________________________      below.

Networking Products - (0.3)%                                               The fair value of derivative instruments as of March 31, 2012 by risk
Acme Packet*                                  (2,626)           (72)       category (000):
                                                       ______________
                                                                                                               Asset Derivatives           Liability Derivatives
Total Networking Products                                       (72)                                     _____________________________ ____________________________
_____________________________________________________________________
                                                                           Derivatives not designated    Statement of Asset    Fair     Statement of Asset   Fair
Publishing-Newspapers - (1.4)%                                             as hedging instruments,        and Liabilities      Value     and Liabilities     Value
Washington Post, Cl B                           (867)          (324)       carried at fair value             Location          (000)        Location         (000)
                                                       ______________      ___________________________   __________________  ________  __________________  ________

Total Publishing-Newspapers                                    (324)       Equity contracts              Variation Margin              Variation Margin
_____________________________________________________________________                                    Receivable on                 Payable on
                                                                                                         Futures Contracts     $27+    Futures Contracts      $-
Reinsurance - (0.5)%                                                                                                           ____                           __
PartnerRe                                     (1,526)          (104)
                                                       ______________      Total                                               $27                            $-
                                                                           ________________________________________________________________________________________
Total Reinsurance                                              (104)
_____________________________________________________________________      + Includes amounts received and/or paid over the life of the futures contracts
                                                                             (representing the cumulative appreciation/depreciation) as reported in the Schedule
Retirement/Aged Care - (1.4)%                                                of Investments. Only the current day's variation margin is reported within the
Brookdale Senior Living, Cl A*               (16,975)          (318)         Statement of Assets and Liabilities.
                                                       ______________

Total Retirement/Aged Care                                     (318)
_____________________________________________________________________

Semiconductor Components-Integrated Circuits - (0.5)%
Atmel*                                       (10,495)          (103)
                                                       ______________

Total Semiconductor Components-Integrated Circuits             (103)
_____________________________________________________________________

Telecommunications Equipment - (0.0)%
Tellabs                                       (1,155)            (5)
                                                       ______________

Total Telecommunications Equipment                               (5)
_____________________________________________________________________

Telecommunications Equipment-Fiber Optics - (1.5)%
Ciena*                                       (20,487)          (332)
                                                       ______________

Total Telecommunications Equipment-Fiber Optics                (332)
_____________________________________________________________________

Therapeutics - (0.6)%
Warner Chilcott, Cl A*                        (7,527)          (126)
                                                       ______________

Total Therapeutics                                             (126)
_____________________________________________________________________

Total Securities Sold Short (Proceeds Received $(4,736))     (4,148)
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.5%                        116
_____________________________________________________________________

Total Net Assets - 100.0%                              $     22,521
_____________________________________________________________________

                                                                 11

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2012 are as follows (000):

         Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
________________________________________________________________________________________

Derivatives not designated as hedging instruments,                          Futures
carried at fair value                                                      Contracts
______________________________________________________________________  _______________

Equity contracts                                                             $130
                                                                             ____

Total                                                                        $130
________________________________________________________________________________________

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
________________________________________________________________________________________

Derivatives not designated as hedging instruments,                          Futures
carried at fair value                                                      Contracts
______________________________________________________________________  _______________

Equity contracts                                                             $(37)
                                                                             ____

Total                                                                        $(37)
________________________________________________________________________________________

For the year ended March 31, 2012 the value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Fund's volumes throughout the period.

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2012 in valuing the Fund's net assets were as follows (000):

                              Description                                            Level 1      Level 2      Level 3      Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                                     $26,151        $  -          $-        $26,151
   U.S. Treasury Obligation                                                               -         100           -            100
   Money Market Fund                                                                    302           -           -            302
Securities Sold Short
   Securities Sold Short                                                             (4,148)          -           -         (4,148)
Other Financial Statements
   Futures Contracts*                                                                    27           -           -             27
____________________________________________________________________________________________________________________________________

Total Investments                                                                   $22,332        $100          $-        $22,432
____________________________________________________________________________________________________________________________________

* Futures Contracts are not reflected in the Schedule of Investments and are valued at the unrealized appreciation/depreciation of the instrument.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 12

 OLD MUTUAL BARROW HANLEY VALUE FUND*
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC

Performance Highlights

o    For the fiscal year ended March 31, 2012, the Old Mutual Barrow Hanley Value Fund outperformed its benchmark, the Russell 1000
     Value Index. The Fund's Class Z shares posted a 9.01% return versus a 4.79% return for the Index.

o    Stock selection within the consumer staples sector, especially tobacco stocks, contributed positively to the Fund's performance. The financials sector - consumer credit companies, in particular - and the energy sector also contributed to performance. On the other side of the equation, stock selection within the health care sector detracted from performance, as did the Fund's underweight to the utilities sector, which experienced strong performance during the period.

o    Among the individual stocks that contributed to Fund performance were tobacco company Philip Morris International, alcoholic beverage company Diageo, and computer software designer Microsoft.

o    Among the stocks that detracted from the Fund's performance were computer hardware and software company Hewlett-Packard, (no longer a Fund holding) and diversified financial services companies Bank of America and Citigroup.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2012, the Old Mutual Barrow Hanley Value Fund (the "Fund") outperformed its benchmark, the
     Russell 1000 Value Index (the "Index"). The Fund's Class Z shares posted a 9.01% return versus a 4.79% return for the Index.
     Performance for all share classes can be found on page 15.

Q.   What investment environment did the Fund face during the past period?

A.   The past fiscal year was divided into equal parts. The first six-month period was characterized as a time of worry about the economy, which resulted in unusually high volatility. As such, conventional wisdom in the first period was to avoid the U.S.
     equity market and the U.S. dollar, and buy commodities and emerging market stocks. The second half of the fiscal year was characterized by rising U.S. equities, a low-volatility environment, and an economy that was improving with record corporate earnings.

     During the period, the Fund remained fully invested in mostly domestic stocks, and avoided emerging market companies and commodity exposure. The conventional wisdom noted above proved to be incorrect, and the U.S. equities market bested most other markets and the U.S. dollar became a safe haven during the period. Furthermore, emerging markets were soft, as China's economy slowed and poor equity results were further penalized when converted into stronger currencies.

Q.   Which market factors influenced the Fund's relative performance?

A.   During the period, the Fund's underweight position in the financials sector benefited relative performance, as financial stocks continued to be badgered by decisions made by the U.S. Federal Reserve Board, Treasury, and Congress. The Fund was also underweight in consumer discretionary holdings. The Fund was overweight in consumer staples and industrials, both of which enjoyed record profits during the year. Lastly, the Fund's relative performance was negatively impacted by not owning computer hardware and software designer and manufacturer Apple, which experienced very strong returns during the period.

Q.   How did portfolio composition affect Fund performance?

A.   Stock selection within the consumer staples sector, especially tobacco stocks, contributed positively to the Fund's performance. The financials sector - consumer credit companies, in particular - and the energy sector also contributed to performance. On the other side of the equation, stock selection within the health care sector detracted from performance, as did the Fund's underweight to the utilities sector, which experienced strong performance during the period.

     Among the individual stocks that contributed to Fund performance were tobacco company Philip Morris International, alcoholic beverage company Diageo, and computer software designer Microsoft. Non-U.S. companies Philip Morris International and Diageo both benefited from little or no pending legal worries, good dividend yields, strong finances and stable product demand during the fiscal year. Microsoft continued to post respectable sales and earnings growth, as the launch of the company's Windows 7 software program and a new focus on controlling costs proved successful.

     Among the stocks that detracted from the Fund's performance were computer hardware and software company Hewlett-Packard (no longer a Fund holding), and diversified financial services companies Bank of America and Citigroup. Hewlett-Packard continued
     to be impacted by significant personnel turnover, along with a continued drop in demand for personal computers and narrowing margins for servers. Bank of America saw its balance sheet weakened as a result of litigation related to legacy mortgage issues in early 2011, though its shares strengthened materially over

                                                                                                            Barrow Hanley Value Fund

                                                                 13

OLD MUTUAL BARROW HANLEY VALUE FUND* - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC

Top Ten Holdings as of
March 31, 2012

Philip Morris International                                                 4.7%
___________________________________________________________________________________

ConocoPhillips                                                              3.6%
___________________________________________________________________________________

International Business
Machines                                                                    3.6%
___________________________________________________________________________________

Wells Fargo                                                                 3.5%
___________________________________________________________________________________

Pfizer                                                                      3.4%
___________________________________________________________________________________

American Express                                                            3.3%
___________________________________________________________________________________

Occidental Petroleum                                                        3.2%
___________________________________________________________________________________

Imperial Tobacco Group ADR                                                  3.1%
___________________________________________________________________________________

PNC Financial Services Group                                                3.1%
___________________________________________________________________________________

Baxter International                                                        3.0%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           34.5%
___________________________________________________________________________________

     the last six months of the fiscal year. Citigroup's balance sheet appeared strong but continued to be penalized given the company's poor performance during the recent economic crisis. Furthermore, both Bank of America and Citigroup reported weak earnings, and neither reported dividend payouts during the fiscal year.

Q.   What is the investment outlook for the large-capitalization value equity market?

A.   Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley"), the Fund's sub-adviser, notes it will continue to strive to represent a reasonable value with regard to earnings, and produce a current dividend yield that is attractive when compared to short-term obligations. In addition, Barrow Hanley expects continued growth in the Fund's dividend amounts along with improvement in the payout ratio. Going forward, Barrow Hanley predicts the second calendar quarter of 2012 could be bumpy as nervous investors reflect on first-quarter earnings. Barrow Hanley also believes most market participants are currently underinvested, which could result in a lag in performance in a positive market.

*    Effective April 16, 2012, the Fund was reorganized into the Touchstone Value Fund, a series portfolio of the Touchstone
     Strategic Trust.

Barrow Hanley Value Fund

                                                                 14

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2012
____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z*                                             09/10/98        9.01%        0.62%            2.77%            7.46%
Class A with load                                    07/31/03        2.47%       (0.82)%            n/a             3.61%
Class A without load                                 07/31/03        8.77%        0.37%             n/a             4.32%
Institutional Class                                  12/20/06 (1)    9.13%        0.72%             n/a             0.99%
Russell 1000 Value Index                             09/10/98        4.79%       (0.81)%           4.58%            5.82%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

*   Data prior to December 14, 2001 includes performance of a predecessor fund, whose inception date was September 10, 1998. The predecessor fund had investment goals, strategies and policies that were substantially similar to the Fund.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-adviser and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expenses (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 26, 2011 prospectus) are
1.04% and 0.95%; 2.04% and 1.20%; and 0.89% and 0.85%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]
	Old Mutual Barrow Hanley Value Fund, Class Z	Russell 1000 Value Index
3/31/02	10,000	10,000
3/31/03	7,427	7,721
3/31/04	10,013	10,873
3/31/05	10,678	12,304
3/31/06	11,179	13,941
3/31/07	12,748	16,288
3/31/08	11,283	14,660
3/31/09	6,963	8,442
3/31/10	10,977	12,963
3/31/11	12,060	14,927
3/31/12	13,146	15,642

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2002 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]
Sector Weightings as of March 31, 2012 — % of Total Fund Investments
Financials	21.0%
Industrials	13.9%
Health Care	13.6%
Consumer Staples	13.1%
Energy	11.8%
Information Technology	7.7%
Utilities	7.0%
Telecommunication Services	5.8%
Consumer Discretionary	4.9%
Materials	1.0%
Cash Equivalents	0.2%
                                                                 15

OLD MUTUAL BARROW HANLEY VALUE FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 100.0%                                                      Electronic Components-Semiconductors - 1.3%
Aerospace/Defense - 2.5%                                                   Intel                                         55,500   $      1,560
Raytheon                                      57,400   $      3,030                                                               ______________
                                                       ______________
                                                                           Total Electronic Components-Semiconductors                    1,560
Total Aerospace/Defense                                       3,030        _____________________________________________________________________
_____________________________________________________________________
                                                                           Finance-Consumer Loans - 1.6%
Aerospace/Defense-Equipment - 0.5%                                         SLM                                          124,188          1,957
Exelis                                        47,000            588                                                               ______________
                                                       ______________
                                                                           Total Finance-Consumer Loans                                  1,957
Total Aerospace/Defense-Equipment                               588        _____________________________________________________________________
_____________________________________________________________________
                                                                           Finance-Credit Card - 3.3%
Applications Software - 2.9%                                               American Express                              70,762          4,094
Microsoft                                    110,900          3,576                                                               ______________
                                                       ______________
                                                                           Total Finance-Credit Card                                     4,094
Total Applications Software                                   3,576        _____________________________________________________________________
_____________________________________________________________________
                                                                           Funeral Services & Related Items - 1.2%
Beverages-Wine/Spirits - 3.0%                                              Service Corp International                   131,500          1,481
Diageo ADR                                    37,972          3,664                                                               ______________
                                                       ______________
                                                                           Total Funeral Services & Related Items                        1,481
Total Beverages-Wine/Spirits                                  3,664        _____________________________________________________________________
_____________________________________________________________________
                                                                           Gas-Distribution - 2.2%
Cellular Telecommunications - 1.5%                                         CenterPoint Energy                           139,700          2,755
Vodafone Group ADR                            66,700          1,846                                                               ______________
                                                       ______________
                                                                           Total Gas-Distribution                                        2,755
Total Cellular Telecommunications                             1,846        _____________________________________________________________________
_____________________________________________________________________
                                                                           Instruments-Controls - 2.5%
Chemicals-Diversified - 1.0%                                               Honeywell International                       51,038          3,116
E.I. du Pont de Nemours                       23,800          1,259                                                               ______________
                                                       ______________
                                                                           Total Instruments-Controls                                    3,116
Total Chemicals-Diversified                                   1,259        _____________________________________________________________________
_____________________________________________________________________
                                                                           Machinery-Pumps - 1.1%
Computer Services - 3.6%                                                   Xylem                                         47,000          1,304
International Business Machines               20,950          4,371                                                               ______________
                                                       ______________
                                                                           Total Machinery-Pumps                                         1,304
Total Computer Services                                       4,371        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Instruments - 2.9%
Cruise Lines - 1.5%                                                        Medtronic                                     91,500          3,586
Carnival                                      58,658          1,882                                                               ______________
                                                       ______________
                                                                           Total Medical Instruments                                     3,586
Total Cruise Lines                                            1,882        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Products - 3.0%
Diversified Banking Institutions - 6.0%                                    Baxter International                          62,158          3,716
Bank of America                              170,663          1,633                                                               ______________
Citigroup                                     73,770          2,696
JPMorgan Chase                                66,057          3,038        Total Medical Products                                        3,716
                                                       ______________      _____________________________________________________________________

Total Diversified Banking Institutions                        7,367        Medical-Drugs - 5.9%
_____________________________________________________________________      Johnson & Johnson                             46,600          3,074
                                                                           Pfizer                                       185,304          4,199
Diversified Manufacturing Operations - 7.4%                                                                                       ______________
Cooper Industries, Cl A                       54,200          3,466
General Electric                             150,030          3,011        Total Medical-Drugs                                           7,273
Illinois Tool Works                           35,955          2,054        _____________________________________________________________________
ITT                                           23,450            538
                                                       ______________      Medical-HMO - 1.7%
                                                                           WellPoint                                     28,512          2,104
Total Diversified Manufacturing Operations                    9,069                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-HMO                                             2,104
Electric-Integrated - 4.8%                                                 _____________________________________________________________________
Dominion Resources                            53,824          2,756
Entergy                                       46,800          3,145        Multi-line Insurance - 1.4%
                                                       ______________      XL Group                                      76,661          1,663
                                                                                                                                  ______________
Total Electric-Integrated                                     5,901
_____________________________________________________________________      Total Multi-line Insurance                                    1,663
                                                                           _____________________________________________________________________

                                                                           Oil Companies-Exploration & Production - 3.2%
                                                                           Occidental Petroleum                          41,522          3,954
                                                                                                                                  ______________

                                                                           Total Oil Companies-Exploration & Production                  3,954
                                                                           _____________________________________________________________________

                                                                 16

_____________________________________________________________________
                                                                           Other Information:
Description                               Shares        Value (000)
_____________________________________________________________________      The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are
Oil Companies-Integrated - 5.7%                                            summarized in three broad levels as follows:
ConocoPhillips                                58,395   $      4,439
Marathon Oil                                  32,500          1,030        Level 1 - quoted prices in active markets for identical securities
Marathon Petroleum                            34,250          1,485        Level 2 - other significant observable inputs (including quoted
                                                       ______________                prices for similar securities, interest rates, prepayment
                                                                                     speeds, credit risk, etc.)
Total Oil Companies-Integrated                                6,954        Level 3 - significant unobservable inputs (including the Fund's own
_____________________________________________________________________                assumptions in determining the fair value of investments)

Pipelines - 2.9%                                                           The inputs or methodology used for valuing securities are not
Spectra Energy                               112,672          3,555        necessarily an indication of the risk associated with investing in
                                                       ______________      those securities. A summary of the inputs used as of March 31, 2012 in valuing the Fund's net assets were as follows (000):
Total Pipelines                                               3,555
_____________________________________________________________________            Description           Level 1     Level 2     Level 3   Total
                                                                           _____________________________________________________________________
Retail-Discount - 1.0%
Target                                        21,700          1,264        Investments
                                                       ______________           Common Stock          $122,863       $-          $-     $122,863
                                                                                Money Market Fund          292        -           -          292
Total Retail-Discount                                         1,264        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Investments          $123,155       $-          $-     $123,155
Retail-Drug Store - 0.8%                                                   _____________________________________________________________________
CVS Caremark                                  21,100            945
                                                       ______________      Refer to the "Security Valuation" section of Note 2 for further information.
Total Retail-Drug Store                                         945
_____________________________________________________________________

Super-Regional Banks-US - 8.8%
Capital One Financial                         48,340          2,695
PNC Financial Services Group                  59,236          3,820
Wells Fargo                                  124,515          4,251
                                                       ______________

Total Super-Regional Banks-US                                10,766
_____________________________________________________________________

Telephone-Integrated - 4.3%
AT&T                                         103,914          3,245
Verizon Communications                        54,158          2,071
                                                       ______________

Total Telephone-Integrated                                    5,316
_____________________________________________________________________

Television - 1.1%
CBS, Cl B                                     40,900          1,387
                                                       ______________

Total Television                                              1,387
_____________________________________________________________________

Tobacco - 9.4%
Altria Group                                  63,332          1,955
Imperial Tobacco Group ADR                    47,147          3,836
Philip Morris International                   65,100          5,769
                                                       ______________

Total Tobacco                                                11,560
                                                       ______________

Total Common Stock (Cost $91,209)                           122,863
_____________________________________________________________________

Money Market Fund - 0.2%
Dreyfus Government
     Cash Management Fund,
     Institutional Class, 0.01% (A)          292,444            292
                                                       ______________

Total Money Market Fund (Cost $292)                             292
_____________________________________________________________________

Total Investments - 100.2% (Cost $91,501)                   123,155
_____________________________________________________________________

Other Assets and Liabilities, Net - (0.2)%                     (276)
_____________________________________________________________________

Total Net Assets - 100.0%                              $    122,879
_____________________________________________________________________

For description of abbreviations and footnotes, please refer to page 76.

The accompanying notes are an integral part of the financial statements.

                                                                 17

OLD MUTUAL COPPER ROCK INTERNATIONAL
SMALL CAP FUND*
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Copper Rock Capital Partners, LLC

Performance Highlights

o    For the fiscal year ended March 31, 2012, the Old Mutual Copper Rock International Small Cap Fund outperformed its benchmark, the S&P Developed Ex-U.S. SmallCap Index. The Fund's Class Z shares posted a -4.81% return versus a -6.99% return for the
     Index.

o    Stock selection within the information technology, materials and consumer discretionary sectors contributed positively to the
     Fund's performance, while stock selection within the energy, consumer staples and financials sectors detracted from performance.

o    Among the leading contributors to Fund performance included Canadian discount retailer Dollarama, Australian mining and civil contracting group NRW Holdings, and U.S.-based medical device company ZOLL Medical (no longer a Fund holding).

o    Among the detractors to Fund performance included France-based manufacturing company Mersen (no longer a Fund holding),
     London-based oil and gas company Afren (no longer a Fund holding), and South Korea-based television shopping channel operator
     GH Home Shopping (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2012, the Old Mutual Copper Rock International Small Cap Fund (the "Fund") outperformed its benchmark, the S&P Developed Ex-U.S. SmallCap Index (the "Index"). The Fund's Class Z shares posted a -4.81% return versus a
     -6.99% return for the Index. Performance for all share classes can be found on page 20.

Q.   What investment environment did the Fund face during the past period?

A.   Overall, international small-capitalization equities fluctuated during the fiscal year, but ended the period down given the ongoing macro headwinds that were present. While small-capitalization stocks in the world's developed markets (excluding the
     U.S.) rose a scant 1% in the second quarter of 2011, they were down significantly in the third quarter. This was due in part to investors being unnerved by the U.S. credit rating downgrade by Standard & Poor's, the renewed turmoil over the European debt crisis, concerns of rising inflation, and a real estate bubble in China. By the end of the fourth quarter of 2011, international small-capitalization stocks were up only slightly, even after experiencing a strong rally in October of 2011.

     Despite positive news and leading economic indicators in the U.S. at the start of 2012, any lift in small-capitalization stocks was led primarily by lower quality equities. By the end of the first quarter of 2012, however, quality started to be rewarded again within the small-capitalization asset class. As the new year began, market volatility fell, correlations lowered, and investors reacted positively to actions implemented to ease the European debt crisis. These factors helped stock differentiation to occur and as a result, higher quality, small-capitalization stocks outperformed lower quality stocks and non-dividend earning stocks.

Q.   Which market factors influenced the Fund's relative performance?

A.   From a regional perspective, the Fund's underweight position in Canada and continental Europe (excluding the United Kingdom)
     helped Fund performance, along with strong stock selection in both regions. In addition, the Fund benefited from an overweight position in the Pacific region, Japan, and a very modest overweight in emerging markets. With respect to Japan, the Fund benefited in the latter part of 2011, as it already held or identified several unique growth companies that were responding to the country's rebuilding efforts following the Tohoku earthquake and subsequent tsunami in March 2011. The decision to maintain a slight overweight in the United Kingdom also helped Fund performance, although stock selection detracted from Fund performance due to specific stock instances.

Q.   How did portfolio composition affect Fund performance?

A.   Stock selection within the information technology, materials and consumer discretionary sectors contributed positively to the
     Fund's performance, while stock selection within the energy, consumer staples and financials sectors detracted from performance. A portion of the Fund's performance is attributable to amounts received from a settlement of the Bank of America
     Fair Fund and is not directly related to the execution of the Fund's investment strategy.

     Among the leading contributors to Fund performance included Canadian discount retailer Dollarama, Australian mining and civil contracting group NRW Holdings, and U.S.-based medical device company ZOLL Medical (no longer a Fund holding). Dollarama continued to post consistently solid revenues and good earnings-per-share throughout the period. The retailer also exhibited strong same-store-sales comparables, gross margin expansion, and effective expense control and productivity improvements, all of which led to positive performance. NRW holdings enjoyed a

Copper Rock International Small Cap Fund

                                                                 18

Top Ten Holdings
as of March 31, 2012+

NRW Holdings                                                                1.8%
___________________________________________________________________________________

Jungheinrich                                                                1.7%
___________________________________________________________________________________

Andritz                                                                     1.5%
___________________________________________________________________________________

Perform Group                                                               1.5%
___________________________________________________________________________________

Austriamicrosystems                                                         1.5%
___________________________________________________________________________________

Outotec                                                                     1.5%
___________________________________________________________________________________

Dialog Semiconductor                                                        1.4%
___________________________________________________________________________________

West Fraser Timber                                                          1.4%
___________________________________________________________________________________

Topdanmark                                                                  1.4%
___________________________________________________________________________________

Spectris                                                                    1.4%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           15.1%
___________________________________________________________________________________

 + Excludes short-term money market fund.

     stellar start to the year with a significant upswing in the company's share price, as a result of an increase in revenues, earnings per share, and net operating cash flow. The company also announced plans to expand geographically and to seek opportunities in new infrastructure products. Shares of ZOLL Medical rallied as the company's earnings and revenues increased during the fourth quarter of 2011. In addition, ZOLL Medical agreed to be purchased by Japanese medical company Asahi Kasei
     Medical at a premium, which sent shares higher.

     On the other side of the equation, detractors to Fund performance included France-based manufacturing company Mersen (no longer a Fund holding), United Kingdom-based oil and gas company Afren (no longer a Fund holding), and South Korea-based television shopping channel operator GH Home Shopping (no longer a Fund holding). Mersen, being a more cyclical company, was leveraged to the rate of economic global growth. As such, the stock suffered through the second half of 2011 as a result of continued fears of a European recession. Earnings forecasts for the company were also revised lower. Shares of Afren were negatively impacted as a result of declining oil and commodity prices during the third quarter of 2011. GS Home Shopping saw its shares decline on news of decreased fourth-quarter profits.

Q.   What is the investment outlook for the small-capitalization equity market?

A.   Copper Rock Capital Partners, LLC ("Copper Rock"), the Fund's sub-adviser, believes that growth rates for many European countries will be close to zero for the near term and will slowly improve to low single digits over the upcoming two-year period. However, Copper Rock believes the risk of an economic recession and soaring interest rates is considerably lower, which is important for opportunities in the international small-capitalization asset class. Copper Rock believes that although confidence in the European banking system has been restored somewhat, there are likely to be further aftershocks to daily market activity. Copper Rock notes that in China, its fiscal policy remains the current focus of investor anxiety, and the country's official reset of their gross domestic product (GDP) growth targets are expected to provide a more liquid economic environment. As such, Copper Rock believes the Chinese government should be able to focus on employment and consumption growth while engineering a soft landing for the property and infrastructure sectors. Furthermore, in Japan, the Bank of Japan has also accelerated the growth of its monetary base. Going forward, Copper Rock believes the world's developed markets (excluding the
     U.S.) will experience more stable - but lower than historic - recovery rates, and carefully chosen small-capitalization companies should continue to produce accelerated growth for the Fund.

*    Effective May 20, 2011, Ashfield Capital Partners, LLC and Eagle Asset Management, Inc. discontinued their provision of sub-advisory services to the Fund in connection with repurposing the Fund to an international small cap strategy. Effective
     April 16, 2012, the Fund was reorganized into the Touchstone International Small Cap Fund, a series portfolio of the Touchstone
     Strategic Trust.

                                                                                            Copper Rock International Small Cap Fund

                                                                 19

OLD MUTUAL COPPER ROCK INTERNATIONAL
SMALL CAP FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2012
____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                                              12/31/96       (4.81)%       1.10%           3.77%             6.90%
Class A with load                                    07/31/03      (10.39)%      (0.32)%           n/a              4.98%
Class A without load                                 07/31/03       (4.96)%       0.86%            n/a              5.70%
Institutional Class                                  12/20/06 (1)   (4.55)%       1.28%            n/a              2.02%
Russell 2000 Growth Index (2)                        12/31/96        0.68%        4.15%           6.00%             4.73%
S&P Developed Ex-U.S. SmallCap Index (2)             12/31/96       (6.99)%      (1.97)%         10.20%             6.62%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from regulatory settlements. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative indexes can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

(2) The Fund changed its performance benchmark from the Russell 2000 Growth Index to the S&P Developed Ex-U.S. SmallCap Index in
    connection with the Fund's change of investment strategy from a domestic small cap strategy to an international small cap strategy in May 2011.

As of January 1, 2006, certain of the Fund's assets began to be managed by sub-advisers different than the Fund's former adviser, and the Fund's former adviser became a sub-adviser to the Fund. In addition, effective following the close of business on February
27, 2009, the Fund's former co-sub-adviser was replaced with Ashfield Capital Partners, LLC. Effective May 20, 2011, the Fund's
investment strategy changed from a domestic small cap strategy to an international small cap strategy and Copper Rock Capital
Partners, LLC became the sole sub-adviser to the Fund. As a result, the Fund's performance prior to these dates may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 26, 2011 prospectus) are
1.59% and 1.30%; 3.23% and 1.55%; and 2.22% and 1.05%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Copper Rock International Small Cap Fund, Class Z	S&P Developed Ex-U.S. SmallCap Index	Russell 2000 Growth Index
3/31/02	10,000	10,000	10,000
3/31/03	6,522	8,343	6,837
3/31/04	10,232	14,711	11,156
3/31/05	10,823	17,957	11,253
3/31/06	13,037	23,694	14,386
3/31/07	13,703	29,178	14,611
3/31/08	12,197	27,314	3,305
3/31/09	7,944	13,724	8,467
3/31/10	11,802	23,267	13,574
3/31/11	5,203	8,405	17,787
3/31/12	14,472	26,419	17,908

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2002 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Country Weightings as of March 31, 2012 — % of Total Fund Investments

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

United Kingdom	20.9%
Japan	19.1%
Canada	9.1%
Australia	6.7%
Germany	6.6%
Austria	3.9%
Finland	3.4%
Sweden	3.4%
Norway	3.3%
France	3.1%
Cash Equivalents	3.1%
Hong Kong	2.8%
Italy	2.7%
Switzerland	2.1%
Bermuda	1.7%
Denmark	1.4%
South Korea	1.3%
Investment Company	1.2%
Netherlands	1.0%
Ireland	1.0%
Singapore	0.8%
South Africa	0.8%
Cyprus	0.6%
                                                                 20

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Foreign Common Stock - 93.7%                                               Germany - 5.0%
Australia - 6.7%                                                           Axel Springer                                 21,000   $      1,061
Atlas Iron                                   364,000   $      1,086        Dialog Semiconductor*                         56,125          1,371
Ausdrill                                     294,152          1,283        Freenet                                       47,700            772
DuluxGroup                                   305,700            943        Gerresheimer                                  19,200            840
Emeco Holdings                               648,000            725        Gerry Weber International                     19,300            740
iiNet                                        220,000            690                                                               ______________
NRW Holdings                                 401,200          1,725
                                                       ______________      Total Germany                                                 4,784
                                                                           _____________________________________________________________________
Total Australia                                               6,452
_____________________________________________________________________      Hong Kong - 2.8%
                                                                           Dongyue Group                                809,000            744
Austria - 3.9%                                                             Samsonite International*                     605,100          1,100
Andritz                                       15,100          1,478        Towngas China                              1,242,118            901
Austriamicrosystems                           20,300          1,446                                                               ______________
Oesterreichische Post                         23,700            825
                                                       ______________      Total Hong Kong                                               2,745
                                                                           _____________________________________________________________________
Total Austria                                                 3,749
_____________________________________________________________________      Ireland - 1.0%
                                                                           Paddy Power                                   14,700            926
Bermuda - 1.7%                                                                                                                    ______________
Catlin Group                                 103,000            669
Lancashire Holdings                           75,000            942        Total Ireland                                                   926
                                                       ______________      _____________________________________________________________________

Total Bermuda                                                 1,611        Italy - 2.7%
_____________________________________________________________________      Banco Popolare SC*                           374,000            709
                                                                           De'Longhi                                     60,800            752
Canada - 9.0%                                                              Mediolanum SpA                               232,300          1,104
Black Diamond Group                           44,700            891                                                               ______________
Canyon Services Group                         81,171            989
Dollarama                                     22,800          1,063        Total Italy                                                   2,565
Major Drilling Group International            55,000            913        _____________________________________________________________________
Mullen Group                                  59,447          1,249
Onex                                          27,200          1,001        Japan - 19.0%
Open Text*                                    11,900            728        Credit Saison                                 26,900            545
Pinecrest Energy*                            192,000            566        Fields                                           429            710
West Fraser Timber                            28,338          1,310        FP                                            14,000            881
                                                       ______________      Fuji Media Holdings                              631          1,085
                                                                           Hoshizaki Electric                            29,400            693
Total Canada                                                  8,710        ITOCHU Techno-Solutions                       20,100            900
_____________________________________________________________________      Iwatani                                      186,000            620
                                                                           Japan Petroleum Exploration                   18,200            848
Cyprus - 0.6%                                                              Konami                                        31,500            893
Prosafe SE                                    76,600            609        Megane Top                                    60,000            685
                                                       ______________      Nichii Gakkan                                 59,200            793
                                                                           PanaHome                                      98,000            669
Total Cyprus                                                    609        Sawai Pharmaceutical                           6,400            678
_____________________________________________________________________      Shinko Electric Industries                    87,000            849
                                                                           Ship Healthcare Holdings                      29,200            598
Denmark - 1.4%                                                             Suzuken                                       24,400            752
Topdanmark*                                    7,498          1,302        Tokyo Ohka Kogyo                              41,100            932
                                                       ______________      Tokyu REIT                                        96            508
                                                                           Toshiba Machine                              180,000            911
Total Denmark                                                 1,302        Toyo Engineering                             224,000          1,066
_____________________________________________________________________      Ube Industries                               282,000            767
                                                                           Weathernews                                   34,600          1,005
Finland - 3.4%                                                             Zeon                                         100,000            927
Kemira                                        84,922          1,127                                                               ______________
Outotec                                       28,400          1,440
Pohjola Bank, Cl A                            60,000            665        Total Japan                                                  18,315
                                                       ______________      _____________________________________________________________________

Total Finland                                                 3,232
_____________________________________________________________________

France - 3.1%
Plastic Omnium                                38,940          1,128
Scor SE                                       45,700          1,235
Ubisoft Entertainment*                        90,600            669
                                                       ______________

Total France                                                  3,032
_____________________________________________________________________

                                                                 21

OLD MUTUAL COPPER ROCK INTERNATIONAL
SMALL CAP FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________      _____________________________________________________________________

Description                                 Shares       Value (000)       Description                                 Shares       Value (000)
_____________________________________________________________________      _____________________________________________________________________

Netherlands - 1.0%                                                         United Kingdom - continued
Aalberts Industries NV                        48,000   $        992        Senior                                       266,500   $        852
                                                       ______________      Spectris                                      45,000          1,298
                                                                           Spirax-Sarco Engineering                      33,823          1,130
Total Netherlands                                               992        TUI Travel                                   235,000            738
_____________________________________________________________________      WS Atkins                                     31,500            370
                                                                                                                                  ______________
Norway - 3.3%
Atea                                         103,933          1,255        Total United Kingdom                                         20,048
DET Norske Oljeselskap ASA*                   43,000            666                                                               ______________
TGS Nopec Geophysical                         46,900          1,286
                                                       ______________      Total Foreign Common Stock (Cost $85,488)                    90,358
                                                                           _____________________________________________________________________
Total Norway                                                  3,207
_____________________________________________________________________      Foreign Preferred Stock - 1.6%
                                                                           Germany - 1.6%
Singapore - 0.8%                                                           Jungheinrich                                  49,000          1,604
Biosensors International Group*              653,000            782                                                               ______________
                                                       ______________
                                                                           Total Germany                                                 1,604
Total Singapore                                                 782                                                               ______________
_____________________________________________________________________
                                                                           Total Foreign Preferred Stock (Cost $2,031)                   1,604
South Africa - 0.8%                                                        _____________________________________________________________________
Mr Price Group                                62,000            762
                                                       ______________      Investment Company - 1.2%
                                                                           International Equity - 1.2%
Total South Africa                                              762        iShares MSCI EAFE Small
_____________________________________________________________________         Capital Index Fund                         28,937          1,161
                                                                                                                                  ______________
South Korea - 1.3%
Hyundai Greenfood                             34,000            456        Total International Equity                                    1,161
Paradise                                     102,200            793                                                               ______________
                                                       ______________
                                                                           Total Investment Company (Cost $1,039)                        1,161
Total South Korea                                             1,249        _____________________________________________________________________
_____________________________________________________________________
                                                                           Money Market Fund - 3.1%
Sweden - 3.3%                                                              Dreyfus Government
Betsson*                                      40,000          1,176           Cash Management Fund,
Boliden                                       52,000            817           Institutional Class, 0.01% (A)          2,966,510          2,967
Fastighets AB Balder, Cl B*                  251,500          1,235                                                               ______________
                                                       ______________
                                                                           Total Money Market Fund (Cost $2,967)                         2,967
Total Sweden                                                  3,228        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Investments - 99.6% (Cost $91,525)                     96,090
Switzerland - 2.1%                                                         _____________________________________________________________________
Aryzta*                                       20,000            988
Banque Cantonale Vaudoise                      1,300            689        Other Assets and Liabilities, Net - 0.4%                        370
Bucher Industries                              1,800            381        _____________________________________________________________________
                                                       ______________
                                                                           Total Net Assets - 100.0%                              $     96,460
Total Switzerland                                             2,058        _____________________________________________________________________
_____________________________________________________________________
                                                                           For description of abbreviations and footnotes, please refer to
United Kingdom - 20.8%                                                     page 76.
AZ Electronic Materials                      204,000            943
Babcock International Group                   62,800            800
Bodycote                                     180,000          1,112
Computacenter                                155,800          1,099
Elementis                                    327,000            966
IG Group Holdings                             88,000            633
ITV                                          600,000            848
Jazztel*                                     115,000            746
Majestic Wine                                143,669            950
Melrose                                      160,735          1,088
Moneysupermarket.com Group                   408,000            828
Paragon Group                                330,000          1,002
Perform Group*                               292,325          1,450
Provident Financial                           57,100          1,047
RPC Group                                    158,000            930
Savills                                      201,739          1,218
_____________________________________________________________________

                                                                 22

 Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2012 in valuing the Fund's net assets were as follows (000):

                              Description                                            Level 1      Level 2      Level 3      Total
____________________________________________________________________________________________________________________________________

Investments
   Foreign Common Stock
      Australia                                                                      $ 6,452        $-           $-        $ 6,452
      Austria                                                                          3,749         -            -          3,749
      Bermuda                                                                          1,611         -            -          1,611
      Canada                                                                           8,710         -            -          8,710
      Cyprus                                                                             609         -            -            609
      Denmark                                                                          1,302         -            -          1,302
      Finland                                                                          3,232         -            -          3,232
      France                                                                           3,032         -            -          3,032
      Germany                                                                          4,784         -            -          4,784
      Hong Kong                                                                        2,745         -            -          2,745
      Ireland                                                                            926         -            -            926
      Italy                                                                            2,565         -            -          2,565
      Japan                                                                           18,315         -            -         18,315
      Netherlands                                                                        992         -            -            992
      Norway                                                                           3,207         -            -          3,207
      Singapore                                                                          782         -            -            782
      South Africa                                                                       762         -            -            762
      South Korea                                                                      1,249         -            -          1,249
      Sweden                                                                           3,228         -            -          3,228
      Switzerland                                                                      2,058         -            -          2,058
      United Kingdom                                                                  20,048         -            -         20,048
   Foreign Preferred Stock
      Germany                                                                          1,604         -            -          1,604
   Investment Company                                                                  1,161         -            -          1,161
   Money Market Fund                                                                   2,967         -            -          2,967
____________________________________________________________________________________________________________________________________

Total Investments                                                                    $96,090        $-           $-        $96,090
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 23

OLD MUTUAL FOCUSED FUND*
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Adviser: OMCAP Investors, a division of Old Mutual Capital, Inc.

Performance Highlights

o    For the fiscal year ended March 31, 2012, the Old Mutual Focused Fund outperformed its benchmark, the S&P 500. The Fund's Class
     Z shares posted a 9.29% return versus an 8.54% return for the Index.

o    Stock selection within the health care, information technology and industrials sectors contributed positively to the Fund's performance, while stock selection within the utilities, energy and consumer discretionary sectors detracted from the Fund's performance.

o    Among the stocks that contributed positively to Fund performance were computer hardware and software designer and manufacturer
     Apple, health insurer Aetna, and asset management company Invesco.

o    Detractors from Fund performance included wholesale power generator and retail electricity provider NRG Energy, insurance company MetLife, and insurance and financial services company Hartford Financial Services Group.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2012, the Old Mutual Focused Fund (the "Fund") outperformed its benchmark, the S&P 500 (the
     "Index"). The Fund's Class Z shares posted a 9.29% return versus an 8.54% return for the Index. Performance for all share classes can be found on page 26.

Q.   What investment environment did the Fund face during the past period?

A.   The investment environment over the past fiscal year was marked by significant swings in investor confidence. A year ago, the financial markets were enjoying multi-year highs with the expectation of a further global recovery from the economic recession of 2008 and 2009. Although as 2011 progressed, worries about the European Union's credit problems began to affect investor confidence as credit market participants retreated during the summer of the same year. Furthermore, the ensuing rapid rise in interest rates across the European Union was destabilizing to the markets and called into question the likelihood of a global recovery.

     As 2011 came to a close, however, the U.S. large-capitalization stock market rallied and investors became more comfortable with the prospects of a global recovery as credit markets reacted positively to Europe's injection of capital into its banking operations and the write-down of Greek debt. The U.S. market continued to rally throughout much of the first quarter of 2012, but signs of concern over China's potential slowing started to creep in to the headlines as the quarter came to a close.

Q.   Which market factors influenced the Fund's relative performance?

A.   As the market sold off through September of 2011, the Fund's pro-cyclical focus caused it to trail the S&P 500. Starting in
     October of 2011, however, the market started to rotate back toward embracing risk and believing in an eventual recovery. As cyclically exposed companies continued to post strong and improving earnings throughout the latter part of 2011 and early 2012, the Fund benefited from owning cyclical stocks.

     Although companies considered more cyclical were large contributors to the Fund's performance, the Fund also benefited from strong performance of its health care positions. The health care sector was rewarded as a result of further growth in the U.S.
     employment rate, which led to higher health care insurance participation rates. The sector also benefited from the impending health care law. The new law is expected to give businesses a clearer view of the industry's regulatory future, thereby positively impacting health care companies in general.

Q.   How did portfolio composition affect Fund performance?

A.   Stock selection within the health care, information technology and industrials sectors contributed positively to the Fund's performance, while stock selection within the utilities, energy and consumer discretionary sectors detracted from the Fund's performance. A portion of the Fund's performance is attributable to amounts received from a settlement of the Bank of America
     Fair Fund and is not directly related to the execution of the Fund's investment strategy.

     Among the stocks that contributed positively to Fund performance were computer hardware and software designer and manufacturer
     Apple, health insurer Aetna, and asset management company Invesco. Apple, a leading company in consumer electronics, continued
     to benefit from new product introductions, new geographic distribution and extraordinary sales growth. Aetna participated in the general rebound of managed care companies, as investors appeared to become more comfortable with the impact of the new health care law. Overall, shares of health insurance companies benefited from a re-rating of their stock valuations as the year progressed. Invesco saw its shares fall sharply as a result of the fear-based market in the summer of 2011, but the stock rebounded later in the reporting period as concerns of another financial meltdown abated.

Focused Fund

                                                                 24

Top Ten Holdings
as of March 31, 2012+

Apple                                                                        5.6%
___________________________________________________________________________________

General Electric                                                             5.2%
___________________________________________________________________________________

MetLife                                                                      4.9%
___________________________________________________________________________________

Transocean                                                                   4.9%
___________________________________________________________________________________

Archer-Daniels-Midland                                                       4.6%
___________________________________________________________________________________

Suncor Energy                                                                4.3%
___________________________________________________________________________________

WellPoint                                                                    4.1%
___________________________________________________________________________________

Baker Hughes                                                                 4.0%
___________________________________________________________________________________

Invesco                                                                      4.0%
___________________________________________________________________________________

Berkshire Hathaway, Cl B                                                     3.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                            45.5%
___________________________________________________________________________________

 + Excludes short-term money market fund.

     Detractors from Fund performance included wholesale power generator and retail electricity provider NRG Energy, insurance company MetLife, and insurance and financial services company Hartford Financial Services Group. NRG Energy stock declined as a result of the sharp drop in natural gas prices during the fiscal year. Shares of MetLife, a global leader in insurance, suffered because of setbacks to its plan to return capital to shareholders. Shares of Hartford Financial Services Group declined as the company continued its restructuring efforts in an attempt to bring the stock price closer to what the company views as its intrinsic value.

Q.   What is the investment outlook?

A.   Going forward, OMCAP Investors believes the investment outlook is for further recovery in a volatile stock market. OMCAP
     Investors notes the U.S. Federal Reserve Board is taking great care in sending the message that the current "lower for longer"
     interest rate policy remains in effect, as the precarious nature of many global economies persists and keeping rates low until a recovery is well underway continues to be important. The result of low interest rates should continue to force individuals out of savings accounts and certificates of deposit in an attempt to keep the real value of their savings from declining. OMCAP
     Investors believes global economies are clearly interconnected and more leveraged now than ever, which could result in a continued volatile market environment in the short term.

* OMCAP Investors, a division of Old Mutual Capital, Inc., provides investment advisory services to the Old Mutual Focused Fund, pursuant to the management agreement between Old Mutual Funds II, on behalf of the Old Mutual Focused Fund, and Old Mutual
  Capital, Inc. Effective April 16, 2012, the Fund was reorganized into the Touchstone Focused Fund, a series portfolio of the
  Touchstone Strategic Trust, and Fort Washington Investment Advisers, Inc. became the Fund's sub-adviser.

                                                                                                                        Focused Fund

                                                                 25

OLD MUTUAL FOCUSED FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2012
____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year        Inception
                                                      Date          Return       Return           Return          to Date
____________________________________________________________________________________________________________________________________

Class Z                                             02/12/99        9.29%        3.49%             5.67%           8.76%
Class A with load                                   09/30/03        2.80%        2.01%              n/a            6.84%
Class A without load                                09/30/03        9.08%        3.23%              n/a            7.58%
Institutional Class                                 12/20/06 (1)    9.45%        3.70%              n/a            2.91%
S&P 500                                             02/12/99        8.54%        2.01%             4.12%           2.88%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from regulatory and/or class action settlements. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 26, 2011 prospectus) are
1.33% and 0.96%; 1.43% and 1.21%; and 0.96% and 0.81%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]
	Old Mutual Focused Fund, Class Z	S&P 500
3/31/02	10,000	10,000
3/31/03	7,414	7,524
3/31/04	10,611	10,166
3/31/05	11,488	10,847
3/31/06	2,622	12,119
3/31/07	14,623	13,552
3/31/08	14,154	12,864
3/31/09	9,642	7,964
3/31/10	14,477	11,928
3/31/11	15,882	13,795
3/31/12	17,358	14,972

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2002 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2012 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Financials	23.6%
Energy	21.8%
Information Technology	15.7%
Health Care	15.5%
Consumer Staples	10.7%
Industrials	5.2%
Cash Equivalents	4.8%
Utilities	2.7%

                                                               26

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 95.2%                                                       Medical-Drugs - 4.7%
Agricultural Operations - 4.6%                                             Abbott Laboratories                          278,500   $     17,069
Archer-Daniels-Midland                       855,000   $     27,069        Merck                                        285,000         10,944
                                                       ______________                                                             ______________

Total Agricultural Operations                                27,069        Total Medical-Drugs                                          28,013
_____________________________________________________________________      _____________________________________________________________________

Applications Software - 3.5%                                               Medical-Generic Drugs - 2.2%
Microsoft                                    642,135         20,709        Teva Pharmaceutical Industries SADR          295,000         13,293
                                                       ______________                                                             ______________

Total Applications Software                                  20,709        Total Medical-Generic Drugs                                  13,293
_____________________________________________________________________      _____________________________________________________________________

Beverages-Non-Alcoholic - 3.1%                                             Medical-HMO - 7.4%
PepsiCo                                      275,000         18,246        Aetna                                        390,000         19,562
                                                       ______________      WellPoint                                    330,000         24,354
                                                                                                                                  ______________
Total Beverages-Non-Alcoholic                                18,246
_____________________________________________________________________      Total Medical-HMO                                            43,916
                                                                           _____________________________________________________________________
Coal - 1.1%
Consol Energy                                195,000          6,649        Multi-line Insurance - 6.3%
                                                       ______________      Hartford Financial Services Group            390,000          8,221
                                                                           MetLife                                      782,930         29,243
Total Coal                                                    6,649                                                               ______________
_____________________________________________________________________
                                                                           Total Multi-line Insurance                                   37,464
Computers - 5.6%                                                           _____________________________________________________________________
Apple*                                        54,981         32,959
                                                       ______________      Networking Products - 2.1%
                                                                           Cisco Systems                                584,013         12,352
Total Computers                                              32,959                                                               ______________
_____________________________________________________________________
                                                                           Total Networking Products                                    12,352
Diversified Banking Institutions - 3.6%                                    _____________________________________________________________________
JPMorgan Chase                               457,301         21,027
                                                       ______________      Oil & Gas Drilling - 4.9%
                                                                           Transocean                                   525,000         28,718
Total Diversified Banking Institutions                       21,027                                                               ______________
_____________________________________________________________________
                                                                           Total Oil & Gas Drilling                                     28,718
Diversified Manufacturing Operations - 5.2%                                _____________________________________________________________________
General Electric                           1,521,620         30,539
                                                       ______________      Oil Companies-Integrated - 7.9%
                                                                           Royal Dutch Shell ADR, Cl A                  304,400         21,348
Total Diversified Manufacturing Operations                   30,539        Suncor Energy                                785,000         25,669
_____________________________________________________________________                                                             ______________

Fiduciary Banks - 3.6%                                                     Total Oil Companies-Integrated                               47,017
Bank of New York Mellon                      890,000         21,476        _____________________________________________________________________
                                                       ______________
                                                                           Oil-Field Services - 7.9%
Total Fiduciary Banks                                        21,476        Baker Hughes                                 570,000         23,906
_____________________________________________________________________      Weatherford International*                 1,515,000         22,861
                                                                                                                                  ______________
Independent Power Producer - 2.8%
NRG Energy*                                1,042,326         16,333        Total Oil-Field Services                                     46,767
                                                       ______________      _____________________________________________________________________

Total Independent Power Producer                             16,333        Reinsurance - 3.9%
_____________________________________________________________________      Berkshire Hathaway, Cl B*                    286,330         23,236
                                                                                                                                  ______________
Investment Management/Advisory Services - 4.0%
Invesco                                      890,000         23,736        Total Reinsurance                                            23,236
                                                       ______________      _____________________________________________________________________

Total Investment Management/Advisory Services                23,736        Retail-Drug Store - 3.1%
_____________________________________________________________________      CVS Caremark                                 402,500         18,032
                                                                                                                                  ______________
Life/Health Insurance - 2.1%
Prudential Financial                         199,504         12,647        Total Retail-Drug Store                                      18,032
                                                       ______________      _____________________________________________________________________

Total Life/Health Insurance                                  12,647        Semiconductor Components-Integrated Circuits - 3.0%
_____________________________________________________________________      Qualcomm                                     263,600         17,930
                                                                                                                                  ______________
Medical-Biomedical/Genetics - 1.1%
Celgene*                                      85,000          6,589        Total Semiconductor Components-Integrated Circuits           17,930
                                                       ______________      _____________________________________________________________________

Total Medical-Biomedical/Genetics                             6,589
_____________________________________________________________________

                                                                 27

OLD MUTUAL FOCUSED FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________
                                                                           Other Information:
Description                               Shares        Value (000)
_____________________________________________________________________      The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are
Web Portals/ISP - 1.5%                                                     summarized in three broad levels as follows:
Google, Cl A*                                14,200    $      9,106
                                                       ______________      Level 1 - quoted prices in active markets for identical securities
                                                                           Level 2 - other significant observable inputs (including quoted
Total Web Portals/ISP                                         9,106                  prices for similar securities, interest rates, prepayment
                                                       ______________                speeds, credit risk, etc.)
                                                                           Level 3 - significant unobservable inputs (including the Fund's own
Total Common Stock (Cost $464,670)                          563,823                  assumptions in determining the fair value of investments)
_____________________________________________________________________
                                                                           The inputs or methodology used for valuing securities are not
Money Market Fund - 4.8%                                                   necessarily an indication of the risk associated with investing in
Dreyfus Government                                                         those securities. A summary of the inputs used as of March 31, 2012
   Cash Management Fund,                                                   in valuing the Fund's net assets were as follows (000):
   Institutional Class, 0.01% (A)         28,314,642         28,315
                                                       ______________               Description          Level 1   Level 2   Level 3    Total
                                                                           _____________________________________________________________________
Total Money Market Fund (Cost $28,315)                       28,315
_____________________________________________________________________      Investments
                                                                              Common Stock              $563,823     $-        $-      $563,823
Total Investments - 100.0% (Cost $492,985)                  592,138           Money Market Fund           28,315      -         -        28,315
_____________________________________________________________________      _____________________________________________________________________

Other Assets and Liabilities, Net - 0.0%                        235        Total Investments            $592,138     $-        $-      $592,138
_____________________________________________________________________      _____________________________________________________________________

Total Net Assets - 100.0%                              $    592,373        Refer to the "Security Valuation" section of Note 2 for further
_____________________________________________________________________      information.

For description of abbreviations and footnotes, please refer to page 76.

The accompanying notes are an integral part of the financial statements.

                                                                 28

OLD MUTUAL HEITMAN REIT FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Heitman Real Estate Securities LLC

Performance Highlights

o    For the fiscal year ended March 31, 2012, the Old Mutual Heitman REIT Fund outperformed its benchmark, the Wilshire U.S. Real
     Estate Securities Index. The Fund's Class Z shares posted a 14.27% return versus a 12.94% return for the Index.

o    There were two important and positive developments that helped push REIT returns higher than the long-term historical averages predicted: job growth and an improved financing environment.

o    Among the stocks that contributed positively to the Fund's performance were real estate investment trusts Simon Property Group,
     Equity Residential and Prologis.

o    Among the stocks that detracted from the Fund's performance were real estate investment trusts LaSalle Hotel Properties (no longer a Fund holding), Mack-Cali Realty (no longer a Fund holding), and First Industrial Realty Trust (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2012, the Old Mutual Heitman REIT Fund (the "Fund") outperformed its benchmark, the
     Wilshire U.S. Real Estate Securities Index (the "Index"). The Fund's Class Z shares posted a 14.27% return versus a 12.94%
     return for the Index. Performance for all share classes can be found on page 31.

Q.   What investment environment did the Fund face during the past period?

A.   Equity markets continued their march higher over the past fiscal year, and the real estate investment trust ("REIT") market posted solid returns for the year ending March 31, 2012. During the period, the Fund benefited from diminishing negative news out of Europe, positive U.S. economic data, and investors' return to risk assets. The news out of Europe that dominated most of
     2011 finally began to diminish and actions by the European Central Bank, specifically the long-term refinancing operations, seemed to stabilize the region's banking system. The economic news out of the U.S. pointed to strong job growth and a potential rebound in the housing market, which surprised many and had investors bidding up equity markets. A combination of this positive economic data and the sanguine view on Europe seemed to give investors the confidence to return to risk assets.

Q.   Which market factors influenced the Fund's relative performance?

A.   There were two important and positive developments that helped push REIT returns higher than the long-term historical averages predicted: job growth and an improved financing environment. Employment growth is the primary driver of internal growth for most real estate assets. Job growth leads to household formation, which means more renters for apartments. It also means more disposable income for the consumer, which means higher sales at retail assets. Furthermore, job growth means more workers, which leads to greater demand for office space. The better-than-expected improvement in employment translated into overall positive developments for the REIT market. An improved financing environment also proved beneficial to real estate assets.
     During the second half of 2011, the Eurozone sovereign debt crisis caused most property lenders to take a break from lending.
     This was especially evident in the commercial mortgage-backed securities (CMBS) market, where lending slowed dramatically after a rather active start to the year. Given the slowdown during the latter part of 2011, CMBS lenders who found their pipelines empty at the start of 2012 have now returned to making loans. This has market participants anticipating increased CMBS activity as 2012 progresses. In addition, cheaper funding costs should also put upward pressure on real estate values.

Q.   How did portfolio composition affect Fund performance?

A.   Performance for the year ending March 31, 2012, was strong for the REIT sector. Among the strongest contributors to Fund performance included underweight positions in General Growth Properties, CBL and Associates, and Corporate Office Properties.
     Overweight positions that were positive contributors included Kilroy Realty, Digital Realty Trust and Simon Property Group.
     Some detractors included an overweight position in CubeSmart and an underweight in Alexandria Real Estate Equities.

     Among the stocks that contributed positively to the Fund's performance were real estate investment trusts Simon Property Group,
     Equity Residential and Prologis. Shares of Simon Property Group benefited from both a quality mall portfolio and a dominant outlet portfolio. Both types of retail space were in high demand, as strong retail sales growth allowed Simon Property Group to increase rent growth. Equity Residential, the largest apartment REIT, continued to produce strong internal growth as a result of improvements in the labor market and a limited new supply of apartments. Prologis and AMB Property merged in 2011, thereby creating the world's largest industrial REIT. Improving property fundamentals and steady deleveraging helped to continue to drive performance for Prologis.

                                                                                                                   Heitman REIT Fund

                                                                 29

 OLD MUTUAL HEITMAN REIT FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Heitman Real Estate Securities LLC

Top Ten Holdings
as of March 31, 2012

Simon Property Group                                                       12.9%
___________________________________________________________________________________

Equity Residential                                                          5.9%
___________________________________________________________________________________

Prologis                                                                    4.8%
___________________________________________________________________________________

Health Care REIT                                                            4.7%
___________________________________________________________________________________

Boston Properties                                                           4.6%
___________________________________________________________________________________

Public Storage                                                              4.6%
___________________________________________________________________________________

AvalonBay Communities                                                       4.4%
___________________________________________________________________________________

Taubman Centers                                                             4.2%
___________________________________________________________________________________

Ventas                                                                      4.1%
___________________________________________________________________________________

Vornado Realty Trust                                                        4.1%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           54.3%
___________________________________________________________________________________

     Among the stocks that detracted from the Fund's performance were real estate investment trusts LaSalle Hotel Properties (no longer a Fund holding), Mack-Cali Realty (no longer a Fund holding), and First Industrial Realty Trust (no longer a Fund holding). Shares of LaSalle Hotel Properties suffered along with other hotel REITs, which underperformed significantly during the second and third quarters of 2011, as concerns of an economic slowdown negatively impacted these economically sensitive stocks. Mack-Cali Realty shares underperformed as a result of the negative impact from suburban office exposure. First
     Industrial Realty Trust saw its shares lower significantly during the market sell-off in August 2011, as concerns over a slowing economy disproportionately impacted such firms with higher debt levels.

Q.   What is the investment outlook for the REIT market?

A.   Heitman Real Estate Securities LLC ("Heitman), the Fund's sub-adviser, believes an important consideration regarding the outlook for REITs is valuation. In Heitman's opinion, though REITs have had a good run of strong returns over the past six months of the fiscal year, they still appear attractively valued compared to long-term averages.

     Going forward, Heitman believes there are potential concerns that could surface in 2012. Heitman believes investors are likely to remain cautious until after the political uncertainty surrounding the upcoming elections is resolved. Current legislation is also expected to be a significant drag on gross domestic product (GDP) growth in 2013. Furthermore, Heitman believes there is also concern as to how long the recent optimistic view of the European debt crisis will last, and if the growth of emerging markets and the global economy will continue to slow. Though there are many unresolved questions for investors in 2012, Heitman believes the outlook is still more positive than it was at the end of 2011.

Heitman REIT Fund

                                                                 30

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2012

____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z*                                             03/13/89       14.27%       (1.29)%           9.34%             9.47%
Class A with load                                    09/30/03        7.36%       (2.74)%            n/a              7.99%
Class A without load                                 09/30/03       13.96%       (1.58)%            n/a              8.75%
Institutional Class                                  12/20/06 (1)   14.58%       (1.07)%            n/a             (0.40)%
Wilshire U.S. Real Estate Securities Index           02/28/89 (2)   12.94%       (0.82)%          10.33%             8.32%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-3.

*   Data includes performance of a predecessor fund class whose inception date was March 13, 1989.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

(2) The inception date used for this index is February 28, 1989, since at the time the index was priced monthly.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 26, 2011 prospectus) are 1.24% and 1.19%; 1.75% and 1.50%; and 1.13% and 0.95%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]
	Old Mutual Heitman REIT Fund, Class Z	Wilshire U.S. Real Estate Securities Index
3/31/02	10,000	10,000
3/31/03	9,427	9,508
3/31/04	14,337	14,467
3/31/05	15,909	16,249
3/31/06	21,869	22,847
3/31/07	26,067	27,866
3/31/08	21,140	22,589
3/31/09	8,735	8,804
3/31/10	17,302	18,963
3/31/11	21,383	23,675
3/31/12	24,433	26,738

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2002 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2012 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Apartments	19.1%
Regional Malls	18.6%
Office Property	15.1%
Health Care	13.0%
Shopping Centers	7.4%
Hotels	7.0%
Storage	6.4%
Diversified	6.0%
Warehouse/Industrial	4.8%
Cash Equivalents	1.6%
Real Estate Operation/Development	1.0%

                                                                 31

OLD MUTUAL HEITMAN REIT FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________     _____________________________________________________________________

Description                               Shares        Value (000)       Description                               Shares        Value (000)
_____________________________________________________________________     _____________________________________________________________________

Common Stock - 97.2%                                                      REITs-Regional Malls - 18.4%
Hotels & Motels - 0.5%                                                    CBL & Associates Properties                   52,300    $       990
Hyatt Hotels, Cl A*                            7,875    $       336       Simon Property Group                          58,762          8,560
                                                       ______________     Taubman Centers                               38,575          2,814
                                                                                                                                 ______________
Total Hotels & Motels                                           336
_____________________________________________________________________     Total REITs-Regional Malls                                   12,364
                                                                          _____________________________________________________________________
Real Estate Operation/Development - 1.0%
Brookfield Office Properties                  26,525            463       REITs-Shopping Centers - 7.3%
Forest City Enterprises, Cl A*                14,400            225       Developers Diversified Realty                 68,350            998
                                                       ______________     Equity One                                    60,000          1,213
                                                                          Federal Realty Investment Trust               10,100            978
Total Real Estate Operation/Development                         688       Regency Centers                               38,800          1,726
_____________________________________________________________________                                                            ______________

REITs-Apartments - 18.9%                                                  Total REITs-Shopping Centers                                  4,915
Apartment Investment & Management             33,300            879       _____________________________________________________________________
AvalonBay Communities                         20,862          2,949
BRE Properties                                24,800          1,254       REITs-Storage - 6.3%
Camden Property Trust                         13,700            901       Extra Space Storage                           41,052          1,182
Equity Residential                            63,032          3,947       Public Storage                                22,098          3,053
Essex Property Trust                           8,225          1,246                                                              ______________
UDR                                           58,250          1,556
                                                       ______________     Total REITs-Storage                                           4,235
                                                                          _____________________________________________________________________
Total REITs-Apartments                                       12,732
_____________________________________________________________________     REITs-Warehouse/Industrial - 4.7%
                                                                          Prologis                                      88,497          3,188
REITs-Diversified - 5.9%                                                                                                         ______________
Cousins Properties Trust                      53,000            402
Duke Realty                                   60,800            872       Total REITs-Warehouse/Industrial                              3,188
Vornado Realty Trust                          32,451          2,732                                                              ______________
                                                       ______________
                                                                          Total Common Stock (Cost $42,624)                            65,478
Total REITs-Diversified                                       4,006       _____________________________________________________________________
_____________________________________________________________________
                                                                          Money Market Fund - 1.6%
REITs-Health Care - 12.9%                                                 Dreyfus Government
HCP                                           61,475          2,426          Cash Management Fund,
Health Care REIT                              57,092          3,138          Institutional Class, 0.01% (A)           1,077,802         1,078
Sabra Health Care REIT                        21,725            357                                                              ______________
Ventas                                        48,225          2,753
                                                       ______________     Total Money Market Fund (Cost $1,078)                         1,078
                                                                          _____________________________________________________________________
Total REITs-Health Care                                       8,674
_____________________________________________________________________     Total Investments - 98.8% (Cost $43,702)                     66,556
                                                                          _____________________________________________________________________
REITs-Hotels - 6.4%
DiamondRock Hospitality                       26,325            271       Other Assets and Liabilities, Net - 1.2%                        817
Host Hotels & Resorts                        120,639          1,981       _____________________________________________________________________
RLJ Lodging Trust                             51,950            968
Strategic Hotels & Resorts*                  162,925          1,072       Total Net Assets - 100.0%                               $    67,373
                                                       ______________     _____________________________________________________________________

Total REITs-Hotels                                            4,292       For description of abbreviations and footnotes, please refer to page 76.
_____________________________________________________________________

REITs-Office Property - 14.9%
BioMed Realty Trust                          124,250          2,358
Boston Properties                             29,260          3,072
Douglas Emmett                                14,750            337
Highwoods Properties                          36,500          1,216
Kilroy Realty                                 18,775            875
Piedmont Office Realty Trust, Cl A            18,100            321
SL Green Realty                               24,100          1,869
                                                       ______________

Total REITs-Office Property                                  10,048
_____________________________________________________________________

                                                                 32

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2012 in valuing the Fund's net assets were as follows (000):

                              Description                                            Level 1      Level 2      Level 3      Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                                      $65,478        $-           $-        $65,478
   Money Market Fund                                                                   1,078         -            -          1,078
____________________________________________________________________________________________________________________________________

Total Investments                                                                    $66,556        $-           $-        $66,556
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 33

OLD MUTUAL LARGE CAP GROWTH FUND*
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ashfield Capital Partners, LLC

Performance Highlights

o    For the fiscal year ended March 31, 2012, the Old Mutual Large Cap Growth Fund underperformed its benchmark, the Russell 1000
     Growth Index. The Fund's Class Z shares posted an 8.39% return versus an 11.02% return for the Index.

o    Stock selection within the consumer staples, materials and consumer discretionary sectors contributed positively to the Fund's performance, while stock selection within the energy, industrials and financial sectors detracted from performance.

o    Among the individual stocks that contributed to Fund performance included computer hardware and software designer and manufacturer Apple, athletic apparel and footwear maker NIKE, and global data center operator Equinix.

o    Among the individual stocks that detracted from Fund performance included energy services provider Halliburton, oilfield services provider Schlumberger, and global integrated oil company Hess (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2012, the Old Mutual Large Cap Growth Fund (the "Fund") underperformed its benchmark, the
     Russell 1000 Growth Index (the "Index"). The Fund's Class Z shares posted an 8.39% return versus an 11.02% return for the
     Index. Performance for all share classes can be found on page 36.

Q.   What investment environment did the Fund face during the past period?

A.   At the start of the 2011 calendar year, global markets were in the midst of a rally, as investors appeared to have confidence in the prospect of a reasonably sustained growth trajectory. However, markets hesitated in the second quarter of 2011 over a resurgence of political unrest in Africa and the Middle East. Also contributing to the pause in the market rally was the notable drop in real gross domestic product (GDP) growth due to global supply chain disruptions resulting from the continued
     fallout from Japan's earthquake and tsunami. Shortly thereafter, however, markets were able to break through the resistance and reach levels that had not been seen since the summer of 2008. This rally was short-lived as investors began to question growth expectations, and global markets corrected in May and June.

     The months of July and August brought a series of volatile swings in the markets, as debt ceiling debates and concerns relating to global GDP growth conflicted with strong corporate earnings and healthy balance sheets. September brought a continuation of the volatile trading range, while October saw another reversal in sentiment to the upside. November brought market volatility that spanned a wide range of the major domestic market indexes, while December saw slightly less volatility. During the first quarter of 2012, equity markets continued their strong upward trend that began in mid-December 2011. Volatility began to moderate and market participants were able to look past the problems in Europe and more toward a U.S. economy that was growing.
     In the U.S., relatively healthy corporations continued to show earnings strength, while overseas fears of a European recession dissipated, resulting in a strong U.S. equity market rally. At the start of the new year, investors appeared to have a new outlook on the health of the global economy, which drove markets to levels not seen since the credit bubble implosion of 2008.

Q.   Which market factors influenced the Fund's relative performance?

A.   Both sector allocation and stock selection had a negative effect on Fund returns during the fiscal reporting period. A major contributing factor to performance was the sizable swings in volatility, which was attributed to the unpredictable macroeconomic, geopolitical and natural disaster-induced environment. Such an environment led market participants to experience a disconnect between stock price performance and the underlying earnings of companies. As a result, while intra-stock correlations increased, stock performance dispersion decreased and the result was a risk-on/risk-off environment that detracted from active management. Although this trend began to moderate during the latter part of the period, it resulted in overall underperformance for the entire period.

Q.   How did portfolio composition affect Fund performance?

A.   Stock selection within the consumer staples, materials and consumer discretionary sectors contributed positively to the Fund's performance, while stock selection within the energy, industrials and financials sectors detracted from performance.

     Among the individual stocks that contributed to Fund performance included computer hardware and software designer and manufacturer Apple, athletic apparel and footwear maker NIKE, and global data center operator Equinix. Apple continued to be a top performer in its industry, and impressed investors and consumers with new products, along with improvements to its existing product lines. NIKE continued to perform well because of growth in China. NIKE is also expected to have further growth

Large Cap Growth Fund

                                                                 34

Top Ten Holdings
as of March 31, 2012

Apple                                                                       7.0%
___________________________________________________________________________________

Microsoft                                                                   3.5%
___________________________________________________________________________________

International Business
Machines                                                                    3.1%
___________________________________________________________________________________

Google, Cl A                                                                2.8%
___________________________________________________________________________________

priceline.com                                                               2.8%
___________________________________________________________________________________

EMC                                                                         2.7%
___________________________________________________________________________________

McDonald's                                                                  2.6%
___________________________________________________________________________________

Pioneer Natural Resources                                                   2.6%
___________________________________________________________________________________

NIKE, Cl B                                                                  2.4%
___________________________________________________________________________________

Estee Lauder, Cl A                                                          2.4%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           31.9%
___________________________________________________________________________________

     opportunities as a result of the upcoming summer Olympic games in London. Equinix's data center business benefited from secular trends in technology, as more data and computing applications move to cloud-based technologies.

     On the other side of the equation, stocks that detracted from Fund performance included energy services provider Halliburton, oil-field services provider Schlumberger, and global integrated oil company Hess (no longer a Fund holding). Shares of
     Halliburton were hindered as a result of weak natural gas prices and fears of slowing international growth. Schlumberger experienced downward revisions to its stock, as European economic concerns and slower Chinese growth hampered share prices.
     Hess shares declined after the company experienced production disruptions, volatile earnings within its refining division, and an overall high-cost structure.

Q.   What is the investment outlook for the large-capitalization growth equity market?

A.   In the opinion of Ashfield Capital Partners, LLC ("Ashfield"), the Fund's sub-adviser, both U.S. and global economies seemed to have successfully navigated a fragile phase of recovery. However, while the stabilization arising from the revitalization efforts of the past 18 months has helped, questions remain domestically about the housing sector and labor markets. Meanwhile, global concerns have shifted to a possible contagion effect as many Eurozone countries continue to falter while working to avoid a credit freeze. Nevertheless, Ashfield believes economies are arguably now in a period of transition and are endeavoring to move into a more sustainable, albeit slower, growth trajectory.

     In Ashfield's opinion, earnings growth has recently reconnected with stock price performance, and fundamental factors are now garnering attention at the company level. While the massive government intervention has helped, there are still issues facing the global economy. Ashfield notes that at times market participants appear to have looked further into the future by paying attention to more fundamental, company-specific factors when determining the validity of an investment. At other times, the macroeconomic concerns appear to have driven emotional buy and sell decisions by participants. Nevertheless, Ashfield believes equities still remain cheaper than they have been in many years, and there is opportunity to own globally positioned earnings streams in the safest equity markets in the world at discounted prices.

     Going forward, Ashfield believes the continued proof of an ongoing profits recovery, sustainability of margins, and organic growth remain a concern, and recent geopolitical and global events have reminded participants that these economic gains can be fleeting. However, the developing world continues to show signs of modest growth while the U.S. reaches for higher levels of austerity within federal and state budgets. According to Ashfield, all of these are longer-term positives. In the near term,
     Ashfield believes investors will become more attracted to growth-oriented investments owing to their strong balance sheets, significant cash flows and lack of debt reliance. In addition, Ashfield expects international sources of revenues will continue to grow primarily to the benefit of large-capitalization and growth companies. And, because Ashfield expects the U.S. economy to continue to gain footing and see uncertainties subside, Ashfield expects companies of this nature to once again garner premium pricing in the market.

* Effective April 16, 2012, the Fund was reorganized into the Touchstone Capital Growth Fund, a series portfolio of the Touchstone
  Strategic Trust.

                                                                                                               Large Cap Growth Fund

                                                                 35

OLD MUTUAL LARGE CAP GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2012
____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                                             11/29/96         8.39%        2.79%            3.31%            7.17%
Class A with load                                   09/30/03         1.89%        1.31%             n/a             4.48%
Class A without load                                09/30/03         8.13%        2.51%             n/a             5.21%
Institutional Class                                 12/20/06 (1)     8.51%        2.96%             n/a             2.76%
Russell 1000 Growth Index                           11/29/96        11.02%        5.10%            4.28%            5.16%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action and/or regulatory settlements. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-adviser.
In addition, prior to February 10, 2007, the Fund was co-managed by a sub-adviser other than Ashfield Capital Partners, LLC, and effective August 8, 2009, Ashfield Capital Partners, LLC became the sole sub-adviser to the Fund. As a result, the Fund's performance prior to these dates may not be indicative of how the Fund will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 26, 2011 prospectus) are
1.32% and 0.98%; 2.70% and 1.23%; and 0.85% and 0.88%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Large Cap Growth Fund, Class Z	Russell 1000 Growth Index
3/31/02	10,000	10,000
3/31/03	7,492	7,324
3/31/04	9,980	9,681
3/31/05	9,261	9,793
3/31/06	11,736	11,081
3/31/07	12,066	11,863
3/31/08	12,482	11,774
3/31/09	7,380	7,737
3/31/10	10,739	11,587
3/31/11	12,772	13,702
3/31/12	13,843	15,212
 Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2002 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2012 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Information Technology	33.3%
Consumer Discretionary	17.3%
Industrials	14.7%
Health Care	13.0%
Energy	11.2%
Consumer Staples	6.3%
Financials	2.6%
Materials	1.4%
Cash Equivalents	0.2%

                                                                 36

 SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________     _____________________________________________________________________

Description                                 Shares       Value (000)      Description                                 Shares       Value (000)
_____________________________________________________________________     _____________________________________________________________________

Common Stock - 99.8%                                                      Cosmetics & Toiletries - 2.3%
Aerospace/Defense-Equipment - 1.5%                                        Estee Lauder, Cl A                            75,075   $      4,650
United Technologies                           36,295   $      3,010                                                              ______________
                                                       ______________
                                                                          Total Cosmetics & Toiletries                                  4,650
Total Aerospace/Defense-Equipment                             3,010       _____________________________________________________________________
_____________________________________________________________________
                                                                          Diversified Manufacturing Operations - 2.8%
Apparel Manufacturers - 1.5%                                              Danaher                                       61,980          3,471
Ralph Lauren, Cl A                            16,920          2,950       Dover                                         33,715          2,122
                                                       ______________                                                            ______________

Total Apparel Manufacturers                                   2,950       Total Diversified Manufacturing Operations                    5,593
_____________________________________________________________________     _____________________________________________________________________

Applications Software - 3.4%                                              E-Commerce/Products - 2.9%
Microsoft                                    211,891          6,833       Amazon.com*                                   10,760          2,179
                                                       ______________     eBay*                                         97,285          3,589
                                                                                                                                 ______________
Total Applications Software                                   6,833
_____________________________________________________________________     Total E-Commerce/Products                                     5,768
                                                                          _____________________________________________________________________
Athletic Footwear - 2.4%
NIKE, Cl B                                    43,205          4,685       E-Commerce/Services - 2.8%
                                                       ______________     priceline.com*                                 7,635          5,478
Total Athletic Footwear                                       4,685                                                              ______________
_____________________________________________________________________
                                                                          Total E-Commerce/Services                                     5,478
Auto/Truck Parts & Equipment-Original - 2.3%                              _____________________________________________________________________
BorgWarner*                                   54,090          4,562
                                                       ______________     Electronic Components-Semiconductors - 3.2%
                                                                          Broadcom, Cl A                                90,270          3,548
Total Auto/Truck Parts & Equipment-Original                   4,562       Texas Instruments                             83,465          2,805
_____________________________________________________________________                                                            ______________

Beverages-Wine/Spirits - 2.2%                                             Total Electronic Components-Semiconductors                    6,353
Diageo ADR                                    45,385          4,380       _____________________________________________________________________
                                                       ______________
                                                                          Engineering/R&D Services - 3.0%
Total Beverages-Wine/Spirits                                  4,380       ABB ADR                                      146,730          2,995
_____________________________________________________________________     Fluor                                         48,405          2,906
                                                                                                                                 ______________
Brewery - 1.8%
Cia de Bebidas das Americas ADR               84,770          3,503       Total Engineering/R&D Services                                5,901
                                                       ______________     _____________________________________________________________________

Total Brewery                                                 3,503       Enterprise Software/Services - 1.0%
_____________________________________________________________________     Oracle                                        67,473          1,967
                                                                                                                                 ______________
Cable/Satellite TV - 1.2%
DIRECTV, Cl A*                                49,684          2,451       Total Enterprise Software/Services                            1,967
                                                       ______________     _____________________________________________________________________

Total Cable/Satellite TV                                      2,451       Industrial Automation/Robotics - 2.0%
_____________________________________________________________________     Rockwell Automation                           49,580          3,951
                                                                                                                                 ______________
Chemicals-Diversified - 1.4%
E.I. du Pont de Nemours                       52,465          2,775       Total Industrial Automation/Robotics                          3,951
                                                       ______________     _____________________________________________________________________

Total Chemicals-Diversified                                   2,775       Instruments-Scientific - 1.3%
_____________________________________________________________________     Thermo Fisher Scientific                      45,185          2,548
                                                                                                                                 ______________
Computer Services - 6.0%
Accenture, Cl A                               41,690          2,689       Total Instruments-Scientific                                  2,548
Cognizant Technology Solutions, Cl A*         41,425          3,188       _____________________________________________________________________
International Business Machines               28,992          6,049
                                                       ______________     Internet Content-Entertainment - 1.7%
                                                                          NetEase.com ADR*                              59,035          3,430
Total Computer Services                                      11,926                                                              ______________
_____________________________________________________________________
                                                                          Total Internet Content-Entertainment                          3,430
Computers - 7.0%                                                          _____________________________________________________________________
Apple*                                        23,070         13,830
                                                       ______________     Investment Management/Advisor Services - 1.0%
                                                                          Ameriprise Financial                          34,762          1,986
Total Computers                                              13,830                                                              ______________
_____________________________________________________________________
                                                                          Total Investment Management/Advisor Services                  1,986
Computers-Memory Devices - 2.7%                                           _____________________________________________________________________
EMC*                                         176,686          5,279
                                                       ______________     Life/Health Insurance - 1.6%
                                                                          Aflac                                         69,680          3,205
Total Computers-Memory Devices                                5,279                                                              ______________
_____________________________________________________________________
                                                                          Total Life/Health Insurance                                   3,205
                                                                          _____________________________________________________________________

                                                                 37

OLD MUTUAL LARGE CAP GROWTH FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Machinery-Construction & Mining - 1.1%                                     Oil-Field Machinery & Equipment - 1.9%
Caterpillar                                   20,560   $      2,190        Cameron International*                        69,470   $      3,670
                                                       ______________                                                             ______________

Total Machinery-Construction & Mining                         2,190        Total Oil-Field Machinery & Equipment                         3,670
_____________________________________________________________________      _____________________________________________________________________

Machinery-Farm - 1.2%                                                      Oil-Field Services - 2.7%
Deere & Co.                                   30,510          2,468        Halliburton                                   68,682          2,280
                                                       ______________      Schlumberger                                  44,076          3,082
                                                                                                                                  ______________
Total Machinery-Farm                                          2,468
_____________________________________________________________________      Total Oil-Field Services                                      5,362
                                                                           _____________________________________________________________________
Machinery-Pumps - 1.2%
Flowserve                                     20,380          2,354        Pharmacy Services - 1.3%
                                                       ______________      Express Scripts*                              47,366          2,566
                                                                                                                                  ______________
Total Machinery-Pumps                                         2,354
_____________________________________________________________________      Total Pharmacy Services                                       2,566
                                                                           _____________________________________________________________________
Medical Information Systems - 2.0%
Cerner*                                       52,094          3,967        Retail-Apparel/Shoe - 1.5%
                                                       ______________      Gap                                          114,215          2,986
                                                                                                                                  ______________
Total Medical Information Systems                             3,967
_____________________________________________________________________      Total Retail-Apparel/Shoe                                     2,986
                                                                           _____________________________________________________________________
Medical Products - 4.2%
Henry Schein*                                 57,396          4,344        Retail-Mail Order - 1.0%
Varian Medical Systems*                       56,671          3,908        Williams-Sonoma                               50,220          1,882
                                                       ______________                                                             ______________

Total Medical Products                                        8,252        Total Retail-Mail Order                                       1,882
_____________________________________________________________________      _____________________________________________________________________

Medical-Biomedical/Genetics - 1.4%                                         Retail-Restaurants - 2.6%
Celgene*                                      36,791          2,852        McDonald's                                    53,135          5,213
                                                       ______________                                                             ______________

Total Medical-Biomedical/Genetics                             2,852        Total Retail-Restaurants                                      5,213
_____________________________________________________________________      _____________________________________________________________________

Medical-Drugs - 1.8%                                                       Transportation-Rail - 1.8%
Allergan                                      37,604          3,589        Union Pacific                                 33,310          3,580
                                                       ______________                                                             ______________

Total Medical-Drugs                                           3,589        Total Transportation-Rail                                     3,580
_____________________________________________________________________      _____________________________________________________________________

Medical-Generic Drugs - 1.0%                                               Web Hosting/Design - 2.1%
Teva Pharmaceutical Industries ADR            44,850          2,021        Equinix*                                      26,540          4,179
                                                       ______________                                                             ______________

Total Medical-Generic Drugs                                   2,021        Total Web Hosting/Design                                      4,179
_____________________________________________________________________      _____________________________________________________________________

Multimedia - 1.0%                                                          Web Portals/ISP - 2.8%
Walt Disney                                   43,640          1,911        Google, Cl A*                                  8,729          5,597
                                                       ______________                                                             ______________

Total Multimedia                                              1,911        Total Web Portals/ISP                                         5,597
_____________________________________________________________________                                                             ______________

Networking Products - 1.6%                                                 Total Common Stock (Cost $129,127)                          197,870
Cisco Systems                                145,195          3,071        _____________________________________________________________________
                                                       ______________
                                                                           Money Market Fund - 0.2%
Total Networking Products                                     3,071        Dreyfus Government
_____________________________________________________________________           Cash Management Fund,
                                                                                Institutional Class, 0.01% (A)          371,931            372
Oil Companies-Integrated - 1.2%                                                                                                   ______________
Chevron                                       22,505          2,413
                                                       ______________      Total Money Market Fund (Cost $372)                             372
                                                                           _____________________________________________________________________
Total Oil Companies-Integrated                                2,413
_____________________________________________________________________      Total Investments - 100.0% (Cost $129,499)                  198,242
                                                                           _____________________________________________________________________
Oil Components-Exploration & Production - 5.4%
Anadarko Petroleum                            38,425          3,010        Other Assets and Liabilities, Net - 0.0%                        (73)
CNOOC ADR                                     12,580          2,570        _____________________________________________________________________
Pioneer Natural Resources                     46,173          5,153
                                                       ______________      Total Net Assets - 100.0%                              $    198,169
                                                                           _____________________________________________________________________
Total Oil Components-Exploration & Production                10,733
_____________________________________________________________________      For description of abbreviations and footnotes, please refer to page 76.

                                                                 38

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2012 in valuing the Fund's net assets were as follows (000):

                              Description                                          Level 1       Level 2       Level 3       Total
____________________________________________________________________________________________________________________________________

Investments
     Common Stock                                                                 $197,870         $-            $-         $197,870
     Money Market Fund                                                                 372          -             -              372
____________________________________________________________________________________________________________________________________

Total Investments                                                                 $198,242         $-            $-         $198,242
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 39

OLD MUTUAL TS&W MID-CAP VALUE FUND*
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley LLC

Performance Highlights

o    For the fiscal year ended March 31, 2012, the Old Mutual TS&W Mid-Cap Value Fund outperformed its benchmark, the Russell Midcap
     Value Index. The Fund's Class Z shares posted a 2.77% return versus a 2.28% return for the Index.

o    In terms of contribution to the Fund's relative returns, the leading economic sectors were energy and materials. The primary detractor to the Fund's relative returns was stock selection in the technology and health care sectors.

o    Stocks that contributed to the Fund's performance included discount apparel retailer Ross Stores (no longer a Fund holding), nitrogen fertilizer producer CF Industries Holdings, and integrated energy company CMS Energy.

o    Among the top detractors were injectable drug maker Hospira (no longer a Fund holding), for-profit education services provider
     DeVry, and onshore oil contract drilling and services provider Patterson-UTI Energy.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2012, the Old Mutual TS&W Mid-Cap Value Fund (the "Fund") outperformed its benchmark, the
     Russell Midcap Value Index (the "Index"). The Fund's Class Z shares posted a 2.77% return versus a 2.28% return for the Index.
     Performance for all share classes can be found on page 42.

Q.   What investment environment did the Fund face during the past period?

A.   Equity markets experienced a highly volatile fiscal year, as investors wrestled more with macroeconomic issues than individual stock stories. During the first half of the 12-month period, correlations were again on the rise - similar to 2009 and 2010 -
     as European debt concerns and fears of a global slowdown were major drivers of stock returns. Equity markets made a drastic turn toward the end of 2011, as investor sentiment turned overwhelmingly positive following Greek debt resolutions and optimistic U.S. economic data. These factors helped lead the U.S. markets to their strongest first-quarter rally in more than
     14 years.

     Despite the increase in risk appetite during the first quarter of 2012, investors were decidedly risk-averse over the entire fiscal year. This was evidenced by the underperformance of market beta factors, smaller capitalization stocks, and cyclical industries such as industrial equipment and commodities. Conversely, investors generally favored dividend-yielding sectors such as utilities, consumer staples, and more recently retailers, as outlooks continued to improve.

Q.   Which market factors influenced the Fund's relative performance?

A.   In terms of contribution to the Fund's relative returns, the leading economic sectors were energy and materials. Energy stocks were among the worst performers during the fiscal year, especially such stocks with exposure to volatile swings in crude prices and sharp declines in the price of coal - all areas in which the Fund was underweight. Additionally, one of the Fund's natural gas producers was the target of an attractive acquisition, which boosted returns. Within the materials sector, the Fund's fertilizer position continued to post solid results, while an underweight position to cyclical industries - such as building materials and steel - was also additive.

     The primary detractor to the Fund's relative returns was stock selection in the technology and health care sectors. Within the technology sector, the Fund's semiconductor and communication selections were weighed down by inventory overhang concerns and weak wireless and television sales. While the Fund's health care selections were generally positive, one holding in particular
     - an injectable drug maker - weighed on the sector.

Q.   How did portfolio composition affect Fund performance?

A.   Stocks that contributed to the Fund's performance included discount apparel retailer Ross Stores (no longer a Fund holding), nitrogen fertilizer producer CF Industries Holdings, and integrated energy company CMS Energy. Shares of Ross Stores benefited, as the company continued to properly execute its business plan and value-minded consumers constrained their discretionary income. Shares of CF Industries Holdings, the world's second-largest producer of nitrogen fertilizer, rose in conjunction with commodity prices during the market rally in the first quarter of 2012. CMS Energy stock performed well over the fiscal year, as investors found the company's stable growth and dividends attractive.

     Among the top detractors were injectable drug maker Hospira (no longer a Fund holding), for-profit education services provider
     DeVry, and onshore oil contract drilling and services provider Patterson-UTI Energy. Shares of Hospira were weighed down after the company reported a facility disruption at one of its major plants. Shares of DeVry were lowered as a result of industry-wide regulation concerns. Patterson-UTI Energy stock declined in response to falling energy prices during the third quarter of 2011.

TS&W Mid-Cap Value Fund

                                                                 40

Top Ten Holdings
as of March 31, 2012+

AmerisourceBergen                                                           2.7%
___________________________________________________________________________________

CMS Energy                                                                  2.6%
___________________________________________________________________________________

Aon                                                                         2.6%
___________________________________________________________________________________

First Republic Bank                                                         2.6%
___________________________________________________________________________________

Annaly Capital Management                                                   2.5%
___________________________________________________________________________________

Alliant Energy                                                              2.5%
___________________________________________________________________________________

Crown Holdings                                                              2.3%
___________________________________________________________________________________

Xcel Energy                                                                 2.3%
___________________________________________________________________________________

Amdocs                                                                      2.2%
___________________________________________________________________________________

Towers Watson, Cl A                                                         2.2%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           24.5%
___________________________________________________________________________________

 + Excludes short-term money market fund.

Q.   What is the investment outlook for the mid-capitalization value equity market?

A.   Thompson, Siegel & Walmsley LLC ("TS&W"), the Fund's sub-adviser, believes profit margins are at, or near, peak levels for many companies. TS&W also expects that ongoing problems associated with excess debt in the U.S. and around the globe will continue to make sustainable revenue growth scarce. While valuations appear reasonable for the markets as a whole, TS&W notes that in some cases this can be deceptive because companies will not be able to maintain their current levels of profitability. TS&W believes valuation is the key to long-term success and, going forward, the Fund will strive to target companies with a significant discount on earnings and cash flow valuation compared to its value style benchmark. TS&W also strives to find companies with sustainable positive change, as evidenced by holding stocks with significantly better growth characteristics than its peers.

* Effective April 16, 2012, the Fund was reorganized into the Touchstone Mid Cap Value Opportunities Fund, a series portfolio of the
  Touchstone Strategic Trust.

                                                                                                             TS&W Mid-Cap Value Fund

                                                                 41

OLD MUTUAL TS&W MID-CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2012
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                                              Inception     1 Year     Inception
                                                                                                Date        Return      to Date
____________________________________________________________________________________________________________________________________

Class Z                                                                                        12/09/08      2.77%       16.31%
Class A with load                                                                              06/04/07     (3.31)%      (1.72)%
Class A without load                                                                           06/04/07      2.54%       (0.50)%
Institutional Class                                                                            06/04/07      2.91%       (0.10)%
Russell Midcap Value Index                                                                     06/04/07      2.28%       (0.20)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 26, 2011 prospectus) are
1.38% and 1.13%; 2.11% and 1.41%; and 1.07% and 1.01%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]
	Old Mutual TS&W Mid-Cap Value Fund, Institutional Class	Russell Midcap Value Index
6/04/07	10,000	10,000
3/31/08	8,725	7,992
3/31/09	5,688	4,595
3/31/10	8,020	7,922
3/31/11	9,673	9,686
3/31/12	9,954	9,906
 Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Institutional Class shares on the inception date of June 4, 2007 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2012 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Information Technology	19.0%
Financials	18.0%
Utilities	15.2%
Consumer Discretionary	13.0%
Health Care	10.6%
Industrials	6.6%
Materials	6.4%
Energy	3.8%
Cash Equivalents	3.3%
Consumer Staples	2.1%
Telecommunication Services	2.0%
                                                                 42

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 97.3%                                                       Data Processing/Management - 3.4%
Aerospace/Defense - 0.5%                                                   Dun & Bradstreet                              32,400   $      2,745
Northrop Grumman                              14,600   $        892        Fidelity National Information Services        92,886          3,077
                                                       ______________                                                             ______________

Total Aerospace/Defense                                         892        Total Data Processing/Management                              5,822
_____________________________________________________________________      ___________________________________________________________________

Agricultural Chemicals - 1.3%                                              E-Commerce/Services - 1.2%
CF Industries Holdings                        12,200          2,228        Liberty Media - Interactive, Cl A*           112,500          2,148
                                                       ______________                                                             ______________

Total Agricultural Chemicals                                  2,228        Total E-Commerce/Services                                     2,148
_____________________________________________________________________      _____________________________________________________________________

Auto/Truck Parts & Equipment-Original - 1.5%                               Electric-Integrated - 10.2%
Lear                                          57,300          2,664        Alliant Energy                                98,300          4,258
                                                       ______________      CMS Energy                                   207,100          4,556
                                                                           OGE Energy                                    32,800          1,755
Total Auto/Truck Parts & Equipment-Original                   2,664        Wisconsin Energy                              88,600          3,117
_____________________________________________________________________      Xcel Energy                                  150,000          3,971
                                                                                                                                  ______________
Beverages-Non-Alcoholic - 2.1%
Dr Pepper Snapple Group                       90,800          3,651        Total Electric-Integrated                                    17,657
                                                       ______________      _____________________________________________________________________

Total Beverages-Non-Alcoholic                                 3,651        Electronic Components-Semiconductors - 0.5%
_____________________________________________________________________      Micron Technology*                           104,100            843
                                                                                                                                  ______________
Broadcast Services/Program - 2.7%
Liberty Media - Liberty Capital, Cl A*        27,300          2,406        Total Electronic Components-Semiconductors                      843
Scripps Networks Interactive, Cl A            45,000          2,191        _____________________________________________________________________
                                                       ______________
                                                                           Engineering/R&D Services - 1.8%
Total Broadcast Services/Program                              4,597        EMCOR Group                                   31,129            863
_____________________________________________________________________      URS                                           53,100          2,258
                                                                                                                                  ______________
Cable/Satellite TV - 1.4%
DISH Network, Cl A                            73,400          2,417        Total Engineering/R&D Services                                3,121
                                                       ______________      _____________________________________________________________________

Total Cable/Satellite TV                                      2,417        Entertainment Software - 2.1%
_____________________________________________________________________      Activision Blizzard                          277,900          3,563
                                                                                                                                  ______________
Commercial Banks-Western US - 2.6%
First Republic Bank*                         137,800          4,539        Total Entertainment Software                                  3,563
                                                       ______________      _____________________________________________________________________

Total Commercial Banks-Western US                             4,539        Gas-Distribution - 2.1%
_____________________________________________________________________      CenterPoint Energy                           183,750          3,623
                                                                                                                                  ______________
Commercial Services-Finance - 6.5%
Fleetcor Technologies*                        58,400          2,264        Total Gas-Distribution                                        3,623
Global Payments (H)                           52,900          2,511        _____________________________________________________________________
H&R Block                                    208,434          3,433
Western Union                                170,700          3,004        Independent Power Producer - 1.7%
                                                       ______________      NRG Energy*                                  187,300          2,935
                                                                                                                                  ______________
Total Commercial Services-Finance                            11,212
_____________________________________________________________________      Total Independent Power Producer                              2,935
                                                                           _____________________________________________________________________
Computers-Memory Devices - 2.3%
SanDisk*                                      44,700          2,217        Insurance Brokers - 4.4%
Western Digital*                              41,000          1,697        Aon*                                          92,609          4,543
                                                       ______________      Willis Group Holdings                         87,820          3,072
                                                                                                                                  ______________
Total Computers-Memory Devices                                3,914
_____________________________________________________________________      Total Insurance Brokers                                       7,615
                                                                           _____________________________________________________________________
Consulting Services - 2.2%
Towers Watson, Cl A                           57,100          3,773        Internet Security - 2.1%
                                                       ______________      Symantec*                                    193,800          3,624
                                                                                                                                  ______________
Total Consulting Services                                     3,773
_____________________________________________________________________      Total Internet Security                                       3,624
                                                                           _____________________________________________________________________
Containers-Metal/Glass - 2.3%
Crown Holdings*                              110,300          4,062        Medical Labs & Testing Services - 0.5%
                                                       ______________      Quest Diagnostics                             14,500            887
                                                                                                                                  ______________
Total Containers-Metal/Glass                                  4,062
_____________________________________________________________________      Total Medical Labs & Testing Services                           887
                                                                           _____________________________________________________________________
Containers-Paper/Plastic - 1.5%
Bemis                                         82,400          2,661        Medical Products - 1.3%
                                                       ______________      Zimmer Holdings                               34,400          2,211
                                                                                                                                  ______________
Total Containers-Paper/Plastic                                2,661
_____________________________________________________________________      Total Medical Products                                        2,211
                                                                           _____________________________________________________________________

                                                                 43

OLD MUTUAL TS&W MID-CAP VALUE FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Medical-Drugs - 4.3%                                                       Retail-Apparel/Shoe - 1.3%
Endo Pharmaceuticals Holdings*                71,556   $      2,771        Aeropostale*                                  99,950   $      2,161
Forest Laboratories*                          97,000          3,365                                                               ______________
Salix Pharmaceuticals*                        25,800          1,355
                                                       ______________      Total Retail-Apparel/Shoe                                     2,161
                                                                           _____________________________________________________________________
Total Medical-Drugs                                           7,491
_____________________________________________________________________      Retail-Bedding - 0.5%
                                                                           Bed Bath & Beyond*                            14,200            934
Medical-Wholesale Drug Distributors - 2.7%                                                                                        ______________
AmerisourceBergen                            119,000          4,722
                                                       ______________      Total Retail-Bedding                                            934
                                                                           _____________________________________________________________________
Total Medical-Wholesale Drug Distributors                     4,722
_____________________________________________________________________      Retail-Computer Equipment - 1.2%
                                                                           GameStop, Cl A                                92,432          2,019
Multi-line Insurance - 1.8%                                                                                                       ______________
Allstate                                      93,700          3,085
                                                       ______________      Total Retail-Computer Equipment                               2,019
                                                                           _____________________________________________________________________
Total Multi-line Insurance                                    3,085
_____________________________________________________________________      Schools - 1.2%
                                                                           DeVry                                         63,251          2,142
Non-Hazardous Waste Disposal - 0.5%                                                                                               ______________
Republic Services                             28,815            881
                                                       ______________      Total Schools                                                 2,142
                                                                           _____________________________________________________________________
Total Non-Hazardous Waste Disposal                              881
_____________________________________________________________________      Semiconductor Equipment - 3.8%
                                                                           KLA-Tencor                                    47,900          2,607
Oil & Gas Drilling - 0.5%                                                  LAM Research*                                 57,600          2,570
Patterson-UTI Energy                          46,600            806        Teradyne*                                     77,700          1,312
                                                       ______________                                                             ______________

Total Oil & Gas Drilling                                        806        Total Semiconductor Equipment                                 6,489
_____________________________________________________________________      _____________________________________________________________________

Oil Refining & Marketing - 1.9%                                            Telecommunications Services - 2.2%
Sunoco                                        66,200          2,526        Amdocs*                                      120,600          3,808
Valero Energy                                 31,800            819                                                               ______________
                                                       ______________
                                                                           Total Telecommunications Services                             3,808
Total Oil Refining & Marketing                                3,345        _____________________________________________________________________
_____________________________________________________________________
                                                                           Telephone-Integrated - 2.0%
Paper & Related Products - 1.3%                                            Windstream                                   297,200          3,480
MeadWestvaco                                  71,400          2,255                                                               ______________
                                                       ______________
                                                                           Total Telephone-Integrated                                    3,480
Total Paper & Related Products                                2,255        _____________________________________________________________________
_____________________________________________________________________
                                                                           Water - 1.3%
Physician Practice Management - 1.3%                                       American Water Works                          65,400          2,226
Mednax*                                       29,800          2,216                                                               ______________
                                                       ______________
                                                                           Total Water                                                   2,226
Total Physician Practice Management                           2,216        _____________________________________________________________________
_____________________________________________________________________
                                                                           X-Ray Equipment - 0.5%
Pipelines - 1.4%                                                           Hologic*                                      40,600            875
Williams Cos.                                 78,300          2,412                                                               ______________
                                                       ______________
                                                                           Total X-Ray Equipment                                           875
Total Pipelines                                               2,412                                                               ______________
_____________________________________________________________________
                                                                           Total Common Stock (Cost $141,829)                          168,145
Property/Casualty Insurance - 5.6%                                         _____________________________________________________________________
Arch Capital Group*                           80,150          2,985
Fidelity National Financial, Cl A             75,500          1,361        Money Market Fund - 3.3%
HCC Insurance Holdings                        70,400          2,195        Dreyfus Government
Progressive                                  135,000          3,129             Cash Management Fund,
                                                       ______________           Institutional Class, 0.01% (A)        5,779,952          5,780
                                                                                                                                  ______________
Total Property/Casualty Insurance                             9,670
_____________________________________________________________________      Total Money Market Fund (Cost $5,780)                         5,780
                                                                           _____________________________________________________________________
Reinsurance - 1.3%
PartnerRe                                     32,000          2,172        Total Investments - 100.6% (Cost $147,609)                  173,925
                                                       ______________      _____________________________________________________________________

Total Reinsurance                                             2,172        Other Assets and Liabilities, Net - (0.6)%                   (1,031)
_____________________________________________________________________      _____________________________________________________________________

REITs-Mortgage - 2.5%                                                      Total Net Assets - 100.0%                              $    172,894
Annaly Capital Management                    271,600          4,297        _____________________________________________________________________
                                                       ______________

Total REITs-Mortgage                                          4,297        For description of abbreviations and footnotes, please refer to
_____________________________________________________________________      page 76.

                                                                 44

 Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2012 in valuing the Fund's net assets were as follows (000):

                              Description                                          Level 1       Level 2       Level 3       Total
____________________________________________________________________________________________________________________________________

Investments
     Common Stock                                                                 $165,634        $2,511          $-        $168,145
     Money Market Fund                                                               5,780             -           -           5,780
____________________________________________________________________________________________________________________________________

Total Investments                                                                 $171,414        $2,511          $-        $173,925
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 45

OLD MUTUAL TS&W SMALL CAP VALUE FUND*
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley LLC

Performance Highlights

o    For the fiscal year ended March 31, 2012, the Old Mutual TS&W Small Cap Value Fund outperformed its benchmark, the Russell 2000
     Value Index. The Fund's Class Z shares posted a 0.85% return versus a -1.07% return for the Index.

o    The leading economic sectors, in terms of contribution to the Fund's relative returns, were the health care and consumer discretionary sectors. The primary detractor to the Fund's relative returns was stock selection within the technology and financial sectors.

o    Stocks that contributed to the Fund's performance included specialty drug maker Questcor Pharmaceuticals, specialty mattress maker Select Comfort, and equipment rental provider RSC Holdings (no longer a Fund holding).

o    Among the top detractors to Fund performance were mortgage insurance provider MGIC Investment (no longer a Fund holding), home-health-care provider Amedisys (no longer a Fund holding), and oil exploration and production company Venoco (no longer a
     Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2012, the Old Mutual TS&W Small Cap Value Fund (the "Fund") outperformed its benchmark, the
     Russell 2000 Value Index (the "Index"). The Fund's Class Z shares posted a 0.85% return versus a -1.07% return for the Index.
     Performance for all share classes can be found on page 48.

Q.   What investment environment did the Fund face during the past period?

A.   Equity markets experienced a highly volatile fiscal year, as investors wrestled more with macroeconomic issues than individual stock stories. During the first half of the 12-month period, correlations were again on the rise - similar to 2009 and 2010 -
     as European debt concerns and fears of a global slowdown were major drivers of stock returns. Equity markets made a drastic turn toward the end of 2011, as investor sentiment turned overwhelmingly positive following Greek debt resolutions and optimistic U.S. economic data. These factors helped lead the U.S. markets to their strongest first-quarter rally in more than
     14 years.

     Despite the increase in risk appetite during the first quarter of 2012, investors were decidedly risk-averse over the entire fiscal year. This was evidenced by the underperformance of market beta factors, smaller capitalization stocks, and cyclical industries such as industrial equipment and commodities. Conversely, investors generally favored dividend-yielding sectors such as utilities, consumer staples, and more recently retailers, as outlooks continued to improve.

Q.   Which market factors influenced the Fund's relative performance?

A.   Despite the past fiscal year being a generally negative period for small-capitalization equities, the Fund outperformed the
     Index and posted a positive return. The leading economic sectors, in terms of contribution to the Fund's relative returns, were the health care and consumer discretionary sectors. Within the health care sector, the Fund's pharmaceutical companies were among the best performing holdings, as many companies benefited from their niche pipelines of drugs. Within the consumer discretionary sector, the Fund's diverse selections outperformed, especially some of the specialty retailers such as kiosk-DVD rental businesses and luxury mattress companies.

     The primary detractor to the Fund's relative returns was stock selection within the technology and financial sectors. The
     Fund's technology stocks related to military defense were weighed down as a result of an uncertain outlook for government spending. The Fund's semiconductor holdings were also negatively impacted by inventory overhang concerns and weak wireless and television sales. The financials sector, especially banks, posted relatively strong returns, as the market favored those companies with residential lending exposure. However, the Fund was underweight this particular area for the fiscal year.
     Additionally, losses from Hurricane Irene negatively impacted the Fund's property and casualty insurers.

Q.   How did portfolio composition affect Fund performance?

A.   Stocks that contributed to the Fund's performance included specialty drug maker Questcor Pharmaceuticals, specialty mattress maker Select Comfort, and equipment rental provider RSC Holdings (no longer a Fund holding). Shares of Questcor Pharmaceuticals moved higher as the company's revenues increased as a result of its core drug, Acthar Gel, which is used to treat multiple sclerosis patients. The company also benefited from greater usage of the drug for nephrotic syndrome, which helped the stock.
     Select Comfort stock benefited from strong demand for its higher margin, premium mattresses during the fiscal year. Shares of
     RSC Holdings increased after the company was recently acquired by its largest competitor at an attractive premium.

TS&W Small Cap Value Fund

                                                                 46

Top Ten Holdings
as of March 31, 2012+

Actuant, Cl A                                                               2.2%
___________________________________________________________________________________

Rent-A-Center                                                               2.1%
___________________________________________________________________________________

Cleco                                                                       2.1%
___________________________________________________________________________________

Old Dominion Freight Line                                                   2.1%
___________________________________________________________________________________

Wintrust Financial                                                          2.0%
___________________________________________________________________________________

Iberiabank                                                                  2.0%
___________________________________________________________________________________

SVB Financial Group                                                         1.9%
___________________________________________________________________________________

UniSource Energy                                                            1.9%
___________________________________________________________________________________

Ocwen Financial                                                             1.9%
___________________________________________________________________________________

Charming Shoppes                                                            1.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           19.9%
___________________________________________________________________________________

 + Excludes short-term money market fund.

     Among the top detractors to Fund performance were mortgage insurance provider MGIC Investment (no longer a Fund holding), home-health-care provider Amedisys (no longer a Fund holding), and oil exploration and production company Venoco (no longer a
     Fund holding). Shares of MGIC Investment were weighed down by the uncertainty surrounding the magnitude of the U.S. foreclosure rate. Amedisys saw its stock lowered because of medical reimbursement concerns. Venoco's stock was impacted as a result of declining crude oil prices during the fiscal year.

Q.   What is the investment outlook for the small-capitalization value equity market?

A.   During the past fiscal year, the markets have seen conditions improve, especially with regard to consumer confidence and earnings revisions. However, Thompson, Siegel & Walmsley LLC ("TS&W"), the Fund's sub-adviser, is concerned with the pace and magnitude of the market rally and the valuations that have resulted. Going forward, TS&W expects to retain the Fund's valuation discount, which may entail trimming back some of its more economically sensitive positions, which have enjoyed strong returns recently. TS&W is hopeful that the Fund will be at an advantage moving ahead, due to its significant cash flow valuation discount and superior growth characteristics relative to its Index and peer universe averages.

* Effective April 16, 2012, the Fund was reorganized into the Touchstone Small Cap Value Opportunities Fund, a series portfolio of the Touchstone Strategic Trust.

                                                                                                           TS&W Small Cap Value Fund

                                                                 47

OLD MUTUAL TS&W SMALL CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2012
____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z*                                             07/31/00        0.85%        0.26%            8.54%            11.34%
Class A with load                                    07/31/03       (5.17)%      (1.18)%            n/a              8.25%
Class A without load                                 07/31/03        0.60%        0.00%             n/a              9.00%
Institutional Class                                  12/09/08        1.00%         n/a              n/a             15.07%
Russell 2000 Value Index                             07/31/00       (1.07)%       0.01%            6.59%             8.74%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

* Data prior to the Fund's inception on July 25, 2003 includes performance of a predecessor fund whose inception date was July 31,
  2000. The predecessor fund was managed by Thompson, Siegel & Walmsley LLC and had investment goals, strategies and policies that were substantially similar to the Fund. However, the predecessor fund was not registered under the Investment Company Act of
  1940, as amended ("1940 Act"), nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, and the Fund's performance prior to July 25, 2003 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 26, 2011 prospectus) are
1.27% and 1.26%; 2.11% and 1.51%; and 1.19% and 1.11%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]
	Old Mutual TS&W Small Cap Value Fund, Class Z	Russell 2000 Value Index
3/31/02	10,000	10,000
3/31/03	8,585	7,673
3/31/04	13,615	12,620
3/31/05	16,778	13,855
3/31/06	20,584	17,149
3/31/07	22,397	18,929
3/31/08	19,815	15,734
3/31/09	12,965	9,614
3/31/10	19,331	15,870
3/31/11	22,495	19,145
3/31/12	22,687	18,939
 Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2002 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2012 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Financials	24.6%
Industrials	15.5%
Consumer Discretionary	14.5%
Information Technology	10.4%
Health Care	8.6%
Energy	7.7%
Utilities	7.3%
Consumer Staples	4.6%
Cash Equivalents	4.0%
Materials	2.0%
Investment Company	0.8%
                                                                 48

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 94.9%                                                       Commercial Services-Finance - 3.2%
Advanced Materials/Products - 1.4%                                         Cardtronics*                                  69,500   $      1,824
Hexcel*                                       61,500   $      1,477        Heartland Payment Systems                     27,300            787
                                                       ______________      Wright Express*                               13,700            887
                                                                                                                                  ______________
Total Advanced Materials/Products                             1,477
_____________________________________________________________________      Total Commercial Services-Finance                             3,498
                                                                           _____________________________________________________________________
Agricultural Operations - 1.5%
Andersons                                     34,700          1,690        Consulting Services - 0.4%
                                                       ______________      FTI Consulting*                               12,200            458
                                                                                                                                  ______________
Total Agricultural Operations                                 1,690
_____________________________________________________________________      Total Consulting Services                                       458
                                                                           _____________________________________________________________________
Apparel Manufacturers - 0.6%
G-III Apparel Group*                          21,800            620        Cosmetics & Toiletries - 0.5%
                                                       ______________      Revlon, Cl A*                                 33,800            583
                                                                                                                                  ______________
Total Apparel Manufacturers                                     620
_____________________________________________________________________      Total Cosmetics & Toiletries                                    583
                                                                           _____________________________________________________________________
Audio/Video Products - 0.8%
Tivo*                                         72,100            864        Data Processing/Management - 0.3%
                                                       ______________      CSG Systems International*                    23,800            360
                                                                                                                                  ______________
Total Audio/Video Products                                      864
_____________________________________________________________________      Total Data Processing/Management                                360
                                                                           _____________________________________________________________________
Brewery - 0.5%
Boston Beer Co., Cl A*                         5,200            555        Distribution/Wholesale - 1.3%
                                                       ______________      MWI Veterinary Supply*                         8,300            731
                                                                           Watsco                                         8,700            644
Total Brewery                                                   555                                                               ______________
_____________________________________________________________________
                                                                           Total Distribution/Wholesale                                  1,375
Building Products-Doors & Windows - 0.4%                                   _____________________________________________________________________
Apogee Enterprises                            35,700            462
                                                       ______________      Diversified Manufacturing Operations - 2.2%
                                                                           Actuant, Cl A                                 83,550          2,422
Total Building Products-Doors & Windows                         462                                                               ______________
_____________________________________________________________________
                                                                           Total Diversified Manufacturing Operations                    2,422
Casino Hotels - 0.7%                                                       _____________________________________________________________________
Ameristar Casinos                             38,200            712
                                                       ______________      E-Commerce/Products - 1.3%
                                                                           NutriSystem                                   32,700            367
Total Casino Hotels                                             712        Shutterfly*                                   34,600          1,084
_____________________________________________________________________                                                             ______________

Chemicals-Diversified - 0.8%                                               Total E-Commerce/Products                                     1,451
Westlake Chemical                             14,100            914        _____________________________________________________________________
                                                       ______________
                                                                           Electric-Integrated - 5.6%
Total Chemicals-Diversified                                     914        Cleco                                         57,000          2,260
_____________________________________________________________________      NorthWestern                                  51,700          1,834
                                                                           Unisource Energy                              56,200          2,055
Commercial Banks-Central US - 3.7%                                                                                                ______________
First Financial Bancorp                       30,500            528
First Financial Bankshares                    13,050            459        Total Electric-Integrated                                     6,149
Texas Capital Bancshares*                     23,500            814        _____________________________________________________________________
Wintrust Financial                            62,200          2,226
                                                       ______________      Electronic Components-Semiconductors - 1.5%
                                                                           Diodes*                                       19,300            447
Total Commercial Banks-Central US                             4,027        GT Advanced Technologies*                     88,100            729
_____________________________________________________________________      International Rectifier*                      21,600            498
                                                                                                                                  ______________
Commercial Banks-Southern US - 3.3%
Bank of the Ozarks                            27,400            856        Total Electronic Components-Semiconductors                    1,674
Iberiabank                                    41,100          2,198        _____________________________________________________________________
Oriental Financial Group                      42,400            513
                                                       ______________      Enterprise Software/Services - 0.6%
                                                                           SYNNEX*                                       18,000            687
Total Commercial Banks-Southern US                            3,567                                                               ______________
_____________________________________________________________________
                                                                           Total Enterprise Software/Services                              687
Commercial Banks-Western US - 1.9%                                         _____________________________________________________________________
SVB Financial Group*                          32,800          2,110
                                                       ______________      Finance-Consumer Loans - 4.1%
                                                                           Encore Capital Group*                         56,500          1,274
Total Commercial Banks-Western US                             2,110        Ocwen Financial*                             130,100          2,034
_____________________________________________________________________      World Acceptance*                             18,500          1,133
                                                                                                                                  ______________
Commercial Services - 1.5%
Acacia Research - Acacia Technologies*        39,900          1,665        Total Finance-Consumer Loans                                  4,441
                                                       ______________      _____________________________________________________________________

Total Commercial Services                                     1,665
_____________________________________________________________________

                                                                 49

OLD MUTUAL TS&W SMALL CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Food-Miscellaneous/Diversified - 0.8%                                      Medical-Nursing Homes - 0.2%
Hain Celestial Group*                         18,700   $        819        Kindred Healthcare*                           19,700   $        170
                                                       ______________                                                             ______________

Total Food-Miscellaneous/Diversified                            819        Total Medical-Nursing Homes                                     170
_____________________________________________________________________      _____________________________________________________________________

Gas-Distribution - 1.7%                                                    Medical-Outpatient/Home Medicine - 1.5%
Southwest Gas                                 42,500          1,816        Air Methods*                                  18,600          1,623
                                                       ______________                                                             ______________

Total Gas-Distribution                                        1,816        Total Medical-Outpatient/Home Medicine                        1,623
_____________________________________________________________________      _____________________________________________________________________

Home Furnishings - 1.0%                                                    Metal Processors & Fabricators - 0.8%
Select Comfort*                               34,400          1,114        Dynamic Materials                             23,100            487
                                                       ______________      LB Foster, Cl A                               13,710            391
                                                                                                                                  ______________
Total Home Furnishings                                        1,114
_____________________________________________________________________      Total Metal Processors & Fabricators                            878
                                                                           _____________________________________________________________________
Industrial Automation/Robotics - 1.1%
iRobot*                                       44,000          1,199        Multimedia - 0.8%
                                                       ______________      EW Scripps, Cl A*                             85,500            844
                                                                                                                                  ______________
Total Industrial Automation/Robotics                          1,199
_____________________________________________________________________      Total Multimedia                                                844
                                                                           _____________________________________________________________________
Investment Management/Advisory Services - 1.0%
Altisource Portfolio Solutions*               18,666          1,132        Oil & Gas Drilling - 0.3%
                                                       ______________      Patterson-UTI Energy                          21,600            373
                                                                                                                                  ______________
Total Investment Management/Advisory Services                 1,132
_____________________________________________________________________      Total Oil & Gas Drilling                                        373
                                                                           _____________________________________________________________________
Life/Health Insurance - 1.1%
American Equity Investment Life Holding       92,900          1,186        Oil Components-Exploration & Production - 1.7%
                                                       ______________      Energy XXI Bermuda*                           36,900          1,332
                                                                           Stone Energy*                                 19,200            549
Total Life/Health Insurance                                   1,186                                                               ______________
_____________________________________________________________________
                                                                           Total Oil Components-Exploration & Production                 1,881
Machinery-General Industrial - 1.6%                                        _____________________________________________________________________
DXP Enterprises*                              15,600            679
Twin Disc                                     42,900          1,119        Oil Refining & Marketing - 1.3%
                                                       ______________      CVR Energy*                                  54,400           1,455
                                                                                                                                  ______________
Total Machinery-General Industrial                            1,798
_____________________________________________________________________      Total Oil Refining & Marketing                                1,455
                                                                           _____________________________________________________________________
Machinery-Material Handling - 0.6%
NACCO Industries, Cl A                         5,500            640        Oil-Field Services - 2.1%
                                                       ______________      Basic Energy Services*                       33,000             572
                                                                           Helix Energy Solutions Group*                35,100             625
Total Machinery-Material Handling                               640        Newpark Resources*                          137,100           1,123
_____________________________________________________________________                                                             ______________

Medical-Biomedical/Genetics - 0.5%                                         Total Oil-Field Services                                      2,320
Momenta Pharmaceuticals*                      37,400            573        _____________________________________________________________________
                                                       ______________
                                                                           Paper & Related Products - 1.2%
Total Medical-Biomedical/Genetics                               573        Schweitzer-Mauduit International             18,564           1,282
_____________________________________________________________________                                                             ______________

Medical-Drugs - 1.7%                                                       Total Paper & Related Products                                1,282
Medicis Pharmaceutical, Cl A                  48,800          1,834        _____________________________________________________________________
                                                       ______________
                                                                           Printing-Commercial - 0.5%
Total Medical-Drugs                                           1,834        Consolidated Graphics*                       11,000             498
_____________________________________________________________________                                                             ______________

Medical-Generic Drugs - 0.6%                                               Total Printing-Commercial                                       498
Par Pharmaceutical*                           16,400            635        _____________________________________________________________________
                                                       ______________
                                                                           Property/Casualty Insurance - 1.7%
Total Medical-Generic Drugs                                     635        Meadowbrook Insurance Group                  52,700             492
_____________________________________________________________________      Tower Group                                  60,250           1,351
                                                                                                                                  ______________
Medical-HMO - 0.8%
WellCare Health Plans*                        11,900            855        Total Property/Casualty Insurance                             1,843
                                                       ______________      _____________________________________________________________________

Total Medical-HMO                                               855        Reinsurance - 0.7%
_____________________________________________________________________      Alterra Capital Holdings                     33,600             772
                                                                                                                                  ______________
Medical-Hospitals - 1.9%
Health Management Associates, Cl A*          229,900          1,545        Total Reinsurance                                               772
LifePoint Hospitals*                          13,000            513        _____________________________________________________________________
                                                       ______________

Total Medical-Hospitals                                       2,058
_____________________________________________________________________

                                                                 50

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

REITs-Health Care - 1.5%                                                   S&L/Thrifts-Eastern US - 0.8%
Omega Healthcare Investors                    76,100   $      1,618        Astoria Financial                             88,200   $        870
                                                       ______________                                                             ______________

Total REITs-Health Care                                       1,618        Total S&L/Thrifts-Eastern US                                    870
_____________________________________________________________________      _____________________________________________________________________

REITs-Hotels - 1.5%                                                        Satellite Telecommunications - 0.5%
Ashford Hospitality Trust                     53,100            478        DigitalGlobe*                                 43,900            586
LaSalle Hotel Properties                      39,800          1,120                                                               ______________
                                                       ______________
                                                                           Total Satellite Telecommunications                              586
Total REITs-Hotels                                            1,598        _____________________________________________________________________
_____________________________________________________________________      Schools - 0.1%
                                                                           Capella Education*                             3,200            115
REITs-Mortgage - 1.4%                                                                                                             ______________
Capstead Mortgage                            114,500          1,501
                                                       ______________      Total Schools                                                   115
                                                                           _____________________________________________________________________
Total REITs-Mortgage                                          1,501
_____________________________________________________________________      Semiconductor Components-Integrated Circuits - 1.3%
                                                                           Cirrus Logic*                                 26,100            621
REITs-Office Property - 0.8%                                               Emulex*                                       80,100            832
Brandywine Realty Trust                       73,100            839                                                               ______________
                                                       ______________
                                                                           Total Semiconductor Components-Integrated Circuits            1,453
Total REITs-Office Property                                     839        _____________________________________________________________________
_____________________________________________________________________
                                                                           Semiconductor Equipment - 1.2%
Rental Auto/Equipment - 2.1%                                               Kulicke & Soffa Industries*                   64,850            806
Rent-A-Center                                 61,500          2,322        MKS Instruments                               17,200            508
                                                       ______________                                                             ______________

Total Rental Auto/Equipment                                   2,322        Total Semiconductor Equipment                                 1,314
_____________________________________________________________________      _____________________________________________________________________

Retail-Apparel/Shoe - 2.4%                                                 Therapeutics - 0.8%
Charming Shoppes*                            313,400          1,849        Questcor Pharmaceuticals*                     22,300            839
Men's Wearhouse                               20,500            795                                                               ______________
                                                       ______________
                                                                           Total Therapeutics                                              839
Total Retail-Apparel/Shoe                                     2,644        _____________________________________________________________________
_____________________________________________________________________
                                                                           Toys - 0.5%
Retail-Automobile - 2.1%                                                   Jakks Pacific                                 31,100            543
America's Car-Mart*                           20,100            884                                                               ______________
Asbury Automotive Group*                      50,800          1,372
                                                       ______________      Total Toys                                                      543
                                                                           _____________________________________________________________________
Total Retail-Automobile                                       2,256
_____________________________________________________________________      Transport-Air Freight - 1.0%
                                                                           Atlas Air Worldwide Holdings*                 23,100          1,137
Retail-Convenience Store - 0.5%                                                                                                   ______________
Susser Holdings*                              23,000            590
                                                       ______________      Total Transport-Air Freight                                   1,137
                                                                           _____________________________________________________________________
Total Retail-Convenience Store                                  590
_____________________________________________________________________      Transportation-Equipment & Leasing - 0.6%
                                                                           TAL International Group                       18,600            683
Retail-Miscellaneous/Diversified - 0.7%                                                                                           ______________
Pricesmart                                    10,100            735
                                                       ______________      Total Transportation-Equipment & Leasing                        683
                                                                           _____________________________________________________________________
Total Retail-Miscellaneous/Diversified                          735
_____________________________________________________________________      Transportation-Marine - 0.6%
                                                                           Gulfmark Offshore, Cl A*                      13,700            630
Retail-Pawn Shops - 2.4%                                                                                                          ______________
Cash America International                    23,250          1,115
First Cash Financial Services*                35,000          1,501        Total Transportation-Marine                                     630
                                                       ______________      _____________________________________________________________________

Total Retail-Pawn Shops                                       2,616        Transportation-Services - 1.5%
_____________________________________________________________________      Bristow Group                                 35,100          1,675
                                                                                                                                  ______________
Retail-Restaurants - 0.6%
Red Robin Gourmet Burgers*                    16,800            625        Total Transportation-Services                                 1,675
                                                       ______________      _____________________________________________________________________

Total Retail-Restaurants                                        625        Transportation-Truck - 2.0%
_____________________________________________________________________      Old Dominion Freight Line*                    46,750          2,229
                                                                                                                                  ______________
Retail-Video Rental - 1.3%
Coinstar*                                     22,000          1,398        Total Transportation-Truck                                    2,229
                                                       ______________      _____________________________________________________________________

Total Retail-Video Rental                                     1,398
_____________________________________________________________________

                                                                 51

 OLD MUTUAL TS&W SMALL CAP VALUE FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________
                                                                           Other Information:
Description                               Shares        Value (000)
_____________________________________________________________________      The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels
Wireless Equipment - 1.4%                                                  as follows:
Ceragon Networks*                             50,400   $        478
RF Micro Devices*                            209,100          1,042        Level 1 - quoted prices in active markets for identical securities
                                                                           Level 2 - other significant observable inputs (including quoted
Total Wireless Equipment                                      1,520                  prices for similar securities, interest rates, prepayment
                                                       ______________                speeds, credit risk, etc.)
Total Common Stock (Cost $80,182)                           103,695        Level 3 - significant unobservable inputs (including the Fund's own assumptions
_____________________________________________________________________                in determining the fair value of investments)

Investment Company - 0.8%                                                  The inputs or methodology used for valuing securities are not necessarily an
Value-Small Cap - 0.8%                                                     indication of the risk associated with investing in those securities. A summary
iShares Russell 2000 Value Index Fund         11,700            854        of the inputs used as of March 31, 2012 in valuing the Fund's net assets were
                                                       ______________      as follows (000):

Total Value-Small Cap                                           854             Description        Level 1    Level 2     Level 3      Total
                                                       ______________      _____________________________________________________________________

Total Investment Company (Cost $833)                            854        Investments
_____________________________________________________________________         Common Stock        $103,695      $-           $-       $103,695
                                                                              Investment Company       854       -            -            854
Money Market Fund - 4.0%                                                      Money Market Fund      4,408       -            -          4,408
Dreyfus Government                                                         _____________________________________________________________________
   Cash Management Fund,
   Institutional Class, 0.00% (A)          4,408,131          4,408        Total Investments      $108,957      $-           $-       $108,957
                                                       ______________      _____________________________________________________________________

Total Money Market Fund (Cost $4,408)                         4,408        Refer to the "Security Valuation" section of Note 2 for further information.
_____________________________________________________________________

Total Investments - 99.7% (Cost $85,423)                    108,957
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.3%                        344
_____________________________________________________________________

Total Net Assets - 100.0%                              $    109,301
_____________________________________________________________________

For description of abbreviations and footnotes, please refer to page 76.

The accompanying notes are an integral part of the financial statements.

                                                                 52

OLD MUTUAL BARROW HANLEY CORE BOND FUND*
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC

Performance Highlights

o    For the fiscal year ended March 31, 2012, the Old Mutual Barrow Hanley Core Bond Fund underperformed its benchmark, the
     Barclays Capital U.S. Aggregate Bond Index. The Fund's Institutional Class shares posted a 7.12% return versus a 7.71% return for the Index.

o    As non-Treasury spreads reached year-to-date wide levels during the third quarter of 2011, most notably in financials, the spreads had an adverse impact on the Fund's performance.

o    The Fund's exposure to the high-yield securities sector benefited the Fund's performance.

o    The Fund's overweight exposure to asset-backed securities and commercial mortgage-backed securities aided the Fund's performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2012, the Old Mutual Barrow Hanley Core Bond Fund (the "Fund") underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (the "Index"). The Fund's Institutional Class shares posted a 7.12%
     return versus a 7.71% return for the Index.

Q.   What investment environment did the Fund face during the past period?

A.   The momentum and enthusiasm that started in early 2011 - increased average monthly job gains, heightened gross domestic product
     (GDP) growth, accelerating corporate earnings, and a solid return by the S&P 500 - were halted in the second quarter of 2011.
     Investor enthusiasm waivered after a drop in GDP growth was linked to global supply chain disruptions resulting from the continued fallout from Japan's earthquake and tsunami. The start of the fiscal period also saw a spike in oil prices after the
     Arab Spring revolutions, further tightening consumer spending. Furthermore, the political debate in Washington over raising the debt ceiling ultimately led to Standard & Poor's downgrade of the U.S.'s AAA credit rating, which spurred a massive flight-to-safety trade and dramatically lower interest rates.

     Risk assets rose in the fourth quarter of 2011 and that momentum continued into 2012. Investors started to believe the U.S.
     economy would grow and decouple itself from a global slowdown, even though evidence suggested a slowing growth rate in China and an increasing slide toward a recession in Europe. Investors also found renewed confidence, as a series of positive economic news that began in late 2011 continued into the first quarter of 2012. Based on several key data points - most notably positive trends in consumer confidence and spending, and lower unemployment rate - it appeared the U.S. economy finally found firmer footing. However, going forward, the question remains whether the recent economic growth spurt will persist or if the economy will struggle through at a sluggish pace.

Q.   Which market factors influenced the Fund's relative performance?

A.   The fixed-income securities market continued a roller-coaster ride of volatility during the second half of 2011 and into the first quarter of 2012. As non-Treasury spreads reached year-to-date wide levels during the third quarter of 2011, most notably in financials, the spreads had an adverse impact on the Fund's performance. The tides changed temporarily in October 2011 as spreads tightened, but once again widened in November. As improving economic data began to trickle in, investors began a risk-rally that began in December and continued through the first quarter of 2012.

Q.   How did portfolio composition affect Fund performance?

A.   As risk assets surged in December of 2011, the Fund's exposure to the high-yield securities sector benefited the Fund's performance. The Fund's overweight exposure to asset-backed securities and commercial mortgage-backed securities also aided performance, as these sectors of the Barclays Capital U.S. Aggregate Bond Index continued to perform well during the first quarter of 2012.

                                                                                                        Barrow Hanley Core Bond Fund

                                                                 53

OLD MUTUAL BARROW HANLEY CORE BOND FUND* - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC

Top Ten Holdings
as of March 31, 2012+

U.S. Treasury Bonds
3.750% 08/15/41                                                             4.4%
___________________________________________________________________________________

FNMA
5.000% 07/01/40                                                             2.6%
___________________________________________________________________________________

U.S. Treasury Notes
2.000% 2/15/22                                                              2.4%
___________________________________________________________________________________

FHLMC Gold
4.000% 10/01/39                                                             2.1%
___________________________________________________________________________________

FNMA
4.500% 08/01/41                                                             2.0%
___________________________________________________________________________________

FNMA
5.000% 05/01/38                                                             1.8%
___________________________________________________________________________________

U.S. Treasury Notes
2.000% 11/15/21                                                             1.6%
___________________________________________________________________________________

FNMA
4.500% 10/01/41                                                             1.5%
___________________________________________________________________________________

FNMA
4.000% 05/01/26                                                             1.4%
___________________________________________________________________________________

FNMA
4.000% 04/01/41                                                             1.4%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           21.2%
___________________________________________________________________________________

 + Excludes short-term money market fund.

Q.   What is the investment outlook for the intermediate-term fixed-income market?

A.   In the opinion of Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley"), the U. S. economy is improving and will likely continue to do so in the short term. Barrow Hanley believes, however, the outsized fiscal and monetary policy actions deployed over the past several years may have repercussions that could undermine prospects for sustainable long-term economic growth.
     Overseas, while southern European countries pursue fiscal austerity programs to regain the good graces of global bond investors, emerging market countries like Brazil and China struggle with higher inflation and reduced demand. Despite the myriad of future worries, however, Barrow Hanley believes the U.S. appears in better near-term shape relative to other markets.

     Going forward, Barrow Hanley expects that capital markets and economic activity will remain on a positive path in the near term. In Barrow Hanley's opinion, credit fundamentals are strong, which should enable further spread compression in lower quality investment-grade and high-yield bonds. Risk is present, however, in higher quality investment-grade issues via shareholder-friendly initiatives, potentially capping excess returns relative to Treasuries.

* Effective April 16, 2012, the Fund was reorganized into the Touchstone Total Return Bond Fund, a series portfolio of the
  Touchstone Funds Group Trust, and EARNEST Partners LLC became the Fund's sub-adviser.

Barrow Hanley Core Bond Fund

                                                                 54

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2012

____________________________________________________________________________________________________________________________________

                                                                                                                 Annualized
                                                                                Inception         1 Year         Inception
                                                                                   Date           Return          to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                              11/19/07          7.12%            7.38%
Barclays Capital U.S. Aggregate Bond Index                                       11/19/07          7.71%            6.14%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Institutional Class shares (as reported in the July 26, 2011 prospectus) are 0.82% and 0.70%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]
	Old Mutual Barrow Hanley Core Bond Fund, Institutional Class	Barclays Capital U.S. Aggregate Bond Index
11/19/07	10,000	10,000
3/31/08	10,364	10,313
3/31/09	10,750	10,635
3/31/10	12,085	11,453
3/31/11	12,735	12,039
3/31/12	13,642	12,968
 Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of March 31, 2012 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Corporate Bonds	51.2%
U.S. Government Agency Obligation	31.2%
U.S. Treasury Obligations	11.1%
Cash Equivalents	2.7%
Mortgage Related	2.1%
Asset-Backed Securities	1.7%
                                                                 55

OLD MUTUAL BARROW HANLEY CORE BOND FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________      _____________________________________________________________________

                                             Face                                                                       Face
Description                             Amount (000)    Value (000)        Description                             Amount (000)    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bonds - 51.0%                                                    Consumer, Cyclical - 2.3%
Basic Materials - 2.4%                                                     Johnson Controls
BHP Billiton Finance USA                                                      1.750%, 03/01/14                     $       189     $      192
   1.125%, 11/21/14                      $       97     $       98         Navistar International
Cliffs Natural Resources                                                      8.250%, 11/01/21                              59             64
   4.875%, 04/01/21                              23             24         New Albertsons
Dow Chemical                                                                  8.000%, 05/01/31                             161            122
   7.600%, 05/15/14                              51             57         QVC 144A,
   4.250%, 11/15/20                              81             85            7.500%, 10/01/19                             161            177
Ecolab                                                                     Starwood Hotels & Resorts Worldwide
   2.375%, 12/08/14                              46             48            7.875%, 10/15/14                             186            213
Freeport-McMoRan Copper & Gold                                                                                                    ______________
   3.550%, 03/01/22                             128            123
Nova Chemicals                                                             Total Consumer, Cyclical                                       768
   8.625%, 11/01/19                              71             81         _____________________________________________________________________
Rio Tinto Finance USA
   2.500%, 05/20/16                              89             92         Consumer, Non-cyclical - 8.6%
Teck Resources                                                             Altria Group
   10.250%, 05/15/16                            108            124            9.700%, 11/10/18                              51             69
   6.000%, 08/15/40                              61             64         Avis Budget Car Rental /
                                                       ______________         Avis Budget Finance
                                                                              7.750%, 05/15/16                             188            193
Total Basic Materials                                          796         Baxter International
_____________________________________________________________________         1.850%, 01/15/17                              79             80
                                                                           Becton Dickinson
Communications - 5.3%                                                         3.250%, 11/12/20                              79             82
AT&T                                                                       Coca-Cola
   5.350%, 09/01/40                              55             58            0.750%, 11/15/13                             227            228
   5.100%, 09/15/14                             156            172         Covidien International Finance
CBS                                                                           2.800%, 06/15/15                              89             93
   3.375%, 03/01/22                             165            159         Express Scripts
Cequel Communications Holdings I                                              6.250%, 06/15/14                             160            176
   and Cequel Capital 144A,                                                Genzyme
   8.625%, 11/15/17                             161            173            5.000%, 06/15/20                              46             53
Comcast                                                                    Gilead Sciences
   6.300%, 11/15/17                             103            124            2.400%, 12/01/14                             122            126
   5.875%, 02/15/18                              46             55         Lorillard Tobacco
DIRECTV Holdings                                                              8.125%, 06/23/19                              94            117
   6.350%, 03/15/40                              38             42         Medtronic
   3.500%, 03/01/16                             125            131            3.000%, 03/15/15                             237            251
France Telecom                                                             Novartis Capital
   4.375%, 07/08/14                              51             55            2.900%, 04/24/15                             136            145
Rogers Communications                                                      Omnicare
   5.500%, 03/15/14                              99            107            7.750%, 06/01/20                             186            206
Telecom Italia Capital                                                     PepsiCo
   6.999%, 06/04/18                              30             32            2.500%, 05/10/16                             143            149
Telefonica Emisiones                                                       Rent-A-Center
   3.992%, 02/16/16                              43             43            6.625%, 11/15/20                             161            167
Time Warner Cable                                                          Sanofi - Aventis
   6.750%, 07/01/18                             161            196            4.000%, 03/29/21                              56             61
Verizon Communications                                                        1.625%, 03/28/14                             144            147
   3.500%, 11/01/21                              51             52         Teva Pharmaceutical Finance II BV /
Verizon Wireless Capital                                                      Teva Pharmaceutical Finance III
   8.500%, 11/15/18                             125            172            3.000%, 06/15/15                             127            134
Vodafone Group PLC                                                         United Rentals North America
   1.625%, 03/20/17                             170            168            9.250%, 12/15/19                             186            205
                                                                           _____________________________________________________________________
                                                       ______________

Total Communications                                         1,739
_____________________________________________________________________

                                                                 56

_____________________________________________________________________      _____________________________________________________________________

                                             Face                                                                       Face
Description                             Amount (000)    Value (000)        Description                             Amount (000)    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Consumer, Non-cyclical - continued                                         Financial - 16.3%
UnitedHealth Group                                                         American Express
   4.875%, 02/15/13                      $      161     $      167            8.150%, 03/19/38                     $        89     $      131
                                                       ______________      American Express Credit, MTN
                                                                              5.125%, 08/25/14                             194            211
Total Consumer, Non-cyclical                                 2,849         Bank of America
_____________________________________________________________________         6.500%, 08/01/16                             105            115
                                                                           Bank of New York Mellon, MTN
Energy - 8.4%                                                                 4.300%, 05/15/14                              51             54
BP Capital Markets                                                            1.500%, 01/31/14                              66             67
   3.561%, 11/01/21                              84             86         Bear Stearns
   3.200%, 03/11/16                             126            134            7.250%, 02/01/18                             205            247
Calfrac Holdings 144A,                                                     Canadian Imperial Bank of Commerce
   7.500%, 12/01/20                             110            110            1.450%, 09/13/13                             113            114
Cameron International                                                      Capital One Financial
   6.375%, 07/15/18                              71             84            2.125%, 07/15/14                              94             95
Canadian Natural Resources                                                 Caterpillar Financial Services, MTN
   3.450%, 11/15/21                             115            117            6.125%, 02/17/14                             138            152
Energy Transfer Partners                                                   Citigroup
   9.000%, 04/15/19                              56             70            6.125%, 11/21/17                             136            152
   8.500%, 04/15/14                             133            150            6.010%, 01/15/15                              82             89
Enterprise Products Operating                                              CNA Financial
   6.125%, 10/15/39                              89            100            7.350%, 11/15/19                              79             92
   5.650%, 04/01/13                              83             87         General Electric Capital
Frac Tech Services 144A,                                                      5.300%, 02/11/21                              51             55
   8.125%, 11/15/18                             138            144         General Electric Capital, MTN
Halliburton                                                                   5.875%, 01/14/38                             214            235
   3.250%, 11/15/21                              89             91            5.625%, 05/01/18                             189            219
Husky Energy                                                               Goldman Sachs Group
   5.900%, 06/15/14                              61             67            5.950%, 01/18/18                             143            154
   3.950%, 04/15/22                             120            121         HCP
Marathon Oil                                                                  5.375%, 02/01/21                              71             77
   6.000%, 10/01/17                              46             54         Health Care REIT
Oneok Partners                                                                5.250%, 01/15/22                              56             59
   6.125%, 02/01/41                             110            122            3.625%, 03/15/16                              71             72
Petrobras International Finance                                            John Deere Capital, MTN
   6.875%, 01/20/40                              23             27              4.900%, 09/09/13                           120            127
   3.500%, 02/06/17                              51             52         JPMorgan Chase
Phillips 66 144A,                                                             3.450%, 03/01/16                             126            131
   4.300%, 04/01/22                             125            127         Keycorp, MTN
   1.950%, 03/05/15                              65             66            5.100%, 03/24/21                              46             51
Pride International                                                        Liberty Mutual Group 144A,
   6.875%, 08/15/20                              46             56            5.000%, 06/01/21                              94             94
Spectra Energy Capital                                                     Lloyds TSB Bank
   5.668%, 08/15/14                              84             91            6.375%, 01/21/21                              56             60
   5.650%, 03/01/20                              51             57         Merrill Lynch
Spectra Energy Partners                                                       6.500%, 07/15/18                             143            155
   4.600%, 06/15/21                              51             53         Merrill Lynch, MTN
Targa Resources Partners LP / Targa                                           6.400%, 08/28/17                             232            253
   Resources Partners Finance                                              MetLife
   7.875%, 10/15/18                             189            202            5.000%, 11/24/13                             153            162
Tesoro                                                                     National Rural Utilities Cooperative
   9.750%, 06/01/19                             227            259            1.125%, 11/01/13                             100            101
TransCanada PipeLines                                                      PNC Funding
   7.625%, 01/15/39                             125            177            4.250%, 09/21/15                             115            126
Valero Energy                                                                 3.300%, 03/08/22                             105            104
   9.375%, 03/15/19                              33             43         _____________________________________________________________________
   6.625%, 06/15/37                              46             50
                                                       ______________

Total Energy                                                 2,797
_____________________________________________________________________

                                                                 57

 OLD MUTUAL BARROW HANLEY CORE BOND FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________      _____________________________________________________________________

                                             Face                                                                       Face
Description                             Amount (000)    Value (000)        Description                             Amount (000)    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Financial - continued                                                      Technology - continued
Rabobank Nederland, MTN                                                    Xerox
   2.125%, 10/13/15                      $       66     $       66            4.250%, 02/15/15                     $       105     $      112
Royal Bank of Canada, MTN                                                                                                         ______________
   1.150%, 03/13/15                              90             90
Simon Property Group                                                       Total Technology                                               620
   5.750%, 12/01/15                              43             48         _____________________________________________________________________
   2.800%, 01/30/17                             120            123
State Street                                                               Utilities - 4.2%
   4.300%, 05/30/14                              61             66         Columbus Southern Power, Ser C
   2.875%, 03/07/16                             171            178            5.500%, 03/01/13                             203            212
Suntrust Banks                                                             Duke Energy Indiana
   3.500%, 01/20/17                             150            153            6.050%, 06/15/16                              86            100
Toyota Motor Credit, MTN                                                   Exelon Generation
   2.050%, 01/12/17                             166            169            6.250%, 10/01/39                              71             83
Travelers Property Casualty                                                   5.200%, 10/01/19                              66             73
   5.000%, 03/15/13                             178            186         National Fuel Gas
US Bancorp, MTN                                                               8.750%, 05/01/19                              99            121
   2.200%, 11/15/16                             203            207         NRG Energy
Wachovia, MTN                                                                 7.375%, 01/15/17                             165            172
   5.750%, 02/01/18                             143            166         Sempra Energy
Westpac Banking                                                               6.500%, 06/01/16                              94            111
   2.250%, 11/19/12                             143            145         Union Electric
Willis North America                                                          6.700%, 02/01/19                             105            129
   6.200%, 03/28/17                              51             57         Westar Energy
                                                       ______________         6.000%, 07/01/14                              66             72
                                                                           Xcel Energy
Total Financial                                              5,408            5.613%, 04/01/17                             264            303
_____________________________________________________________________                                                             ______________

Industrial - 1.6%                                                          Total Utilities                                              1,376
Burlington Northern Santa Fe                                                                                                      ______________
   7.950%, 08/15/30                              79            108
Cooper US                                                                  Total Corporate Bonds (Cost $15,822)                        16,893
   3.875%, 12/15/20                              15             16         _____________________________________________________________________
   2.375%, 01/15/16                              97             99
Eaton                                                                      U.S. Government Agency Obligations - 31.0%
   5.600%, 05/15/18                              84             99         FHLMC Gold
Koninklijke Philips Electronics                                               5.500%, 10/01/39                             241            262
   5.750%, 03/11/18                             134            157            5.000%, 09/01/35                             220            241
Tyco Electronics Group                                                        4.000%, 10/01/39                             651            681
   1.600%, 02/03/15                              61             61         FNMA
                                                       ______________         6.500%, 09/01/36                             297            336
                                                                              5.500%, 01/01/36                             157            172
Total Industrial                                               540            5.500%, 11/01/36                             166            182
_____________________________________________________________________         5.500%, 12/01/36                             272            297
                                                                              5.500%, 06/01/38                             264            288
Technology - 1.9%                                                             5.500%, 12/01/38                             230            252
Analog Devices                                                                5.000%, 02/01/35                             256            279
   3.000%, 04/15/16                              89             94            5.000%, 03/01/36                             175            190
Applied Materials                                                             5.000%, 03/01/38                             380            411
   2.650%, 06/15/16                             127            132            5.000%, 05/01/38                             552            597
Intel                                                                         5.000%, 07/01/40                             781            846
   3.300%, 10/01/21                              74             76            4.500%, 04/01/41                             327            351
MedAssets                                                                     4.500%, 04/01/41                             138            148
   8.000%, 11/15/18                             110            115            4.500%, 05/01/41                             281            303
MEMC Electronic Materials                                                     4.500%, 08/01/41                             621            667
   7.750%, 04/01/19                             115             91            4.500%, 10/01/41                             474            508
_____________________________________________________________________         4.000%, 05/01/26                             441            468
                                                                              4.000%, 02/01/41                             127            135
                                                                              4.000%, 04/01/41                             441            468
                                                                              4.000%, 11/01/41                             373            394
                                                                           _____________________________________________________________________

                                                                     58

_____________________________________________________________________      _____________________________________________________________________

                                             Face                                                                  Face/Amount
Description                             Amount (000)    Value (000)        Description                             (000)/Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Government Agency Obligations - continued                             Other - continued
GNMA                                                                       John Deere Owner Trust,
   6.000%, 10/15/38                      $      328     $      371            Ser 2009-A, Cl A4
   6.000%, 11/15/39                             319            359            3.960%, 05/16/16                     $        72     $       72
   5.500%, 02/15/40                             180            201                                                                ______________
   5.000%, 08/15/40                             362            402
   4.500%, 10/20/40                             421            462         Total Other                                                    366
                                                       ______________                                                             ______________

Total U.S. Government Agency Obligations                                   Total Asset-Backed Securities (Cost $554)                      558
   (Cost $9,923)                                            10,271         _____________________________________________________________________
_____________________________________________________________________
                                                                           Money Market Fund - 2.6%
U.S. Treasury Obligations - 11.1%                                          Dreyfus Government
U.S. Treasury Bonds                                                           Cash Management Fund,
   3.750%, 08/15/41                           1,355          1,465            Institutional Class, 0.01% (A)            877,182           877
U.S. Treasury Notes                                                                                                               ______________
   2.000%, 01/31/16                             257            269
   2.000%, 04/30/16                             258            270         Total Money Market Fund (Cost $877)                            877
   2.000%, 11/15/21                             548            539         _____________________________________________________________________
   2.000%, 02/15/22                             800            785
   0.875%, 01/31/17                             344            342         Total Investments - 99.5% (Cost $31,559)                    32,963
                                                       ______________      _____________________________________________________________________

Total U.S. Treasury Obligations (Cost $3,766)                3,670         Other Assets and Liabilities, Net - 0.5%                       159
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - 2.1%                                                    Total Net Assets - 100.0%                                 $ 33,122
Bear Stearns Commercial                                                    _____________________________________________________________________
   Mortgage Securities, CMBS,
   Ser 2004-PWR5, Cl A4                                                    For description of abbreviations and footnotes, please refer to page 76.
   4.831%, 07/11/42                             194            200
Bear Stearns Commercial                                                    Other Information:
   Mortgage Securities, CMBS,
   Ser 2006-PW13, Cl A4                                                    The Fund utilizes various inputs in determining the value of its
   5.540%, 09/11/41                             120            136         investments as of the reporting period end. These inputs are
Bear Stearns Commercial                                                    summarized in three broad levels as follows:
   Mortgage Securities, CMBS,
   Ser 2006-PW14, Cl A4                                                    Level 1 - quoted prices in active markets for identical securities
   5.201%, 12/11/38                             190            213         Level 2 - other significant observable inputs (including quoted prices
JPMorgan Chase Commercial                                                            for similar securities, interest rates, prepayment speeds,
   Mortgage Securities, CMBS,                                                        credit risk, etc.)
   Ser 2005-LDP1, Cl A2                                                    Level 3 - significant unobservable inputs (including the Fund's own
   4.625%, 03/15/46                             143            145                   assumptions in determining the fair value of investments)
                                                       ______________
                                                                           The inputs or methodology used for valuing securities are not
Total Mortgage Related (Cost $617)                             694         necessarily an indication of the risk associated with investing in
_____________________________________________________________________      those securities. A summary of the inputs used as of March 31, 2012 in valuing the Fund's net assets were as follows (000):
Asset-Backed Securities - 1.7%
Automobile - 0.6%                                                          Description                  Level 1    Level 2   Level 3   Total
Honda Auto Receivables                                                     _____________________________________________________________________
   Owner Trust, Ser 2009-3, Cl A4
   3.300%, 09/15/15                             189            192         Investments
                                                       ______________         Corporate Bonds            $  -      $16,893    $ -     $16,893
                                                                              U.S. Government
Total Automobile                                               192               Agency Obligations         -       10,271      -      10,271
_____________________________________________________________________         U.S. Treasury Obligations     -        3,670      -       3,670
                                                                              Mortgage Related              -          694      -         694
Other - 1.1%                                                                  Asset-Backed Securities       -          558      -         558
CNH Equipment Trust,                                                          Money Market Fund           877            -      -         877
   Ser 2012-A, Cl A3                                                       _____________________________________________________________________
   0.940%, 05/15/17                             140            140
CNH Equipment Trust,                                                       Total Investments             $877      $32,086    $ -     $32,963
   Ser 2010-C, Cl A3                                                       _____________________________________________________________________
   1.170%, 05/15/15                             154            154
_____________________________________________________________________      Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which
The accompanying notes are an integral part of the financial statements.   utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. These debt securities are classified as Level 2. The Fund did not have significant transfers between
                                                                           Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

                                                                           Refer to the "Security Valuation" section of Note 2 for further information.

                                                                   59

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND*
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the fiscal year ended March 31, 2012, the Old Mutual Dwight Intermediate Fixed Income Fund underperformed its benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index. The Fund's Class Z shares posted a 5.63% return versus a 6.16%
     return for the Index.

o    The Fund's exposure to sectors other than U.S. Treasury securities benefited the Fund during the fiscal year.

o    The Fund's relative performance was benefited largely from its exposure to high-grade corporate debt, along with an improving
     U.S. economy.

o    The Fund also benefited, to some extent, from its holdings in asset-backed securities, collateralized mortgage obligations, and government-sponsored agency securities.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2012, the Old Mutual Dwight Intermediate Fixed Income Fund (the "Fund") underperformed its benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index (the "Index"). The Fund's Class Z shares posted a 5.63%
     return versus a 6.16% return for the Index. Performance for all share classes can be found on page 62.

Q.   What investment environment did the Fund face during the past period?

A.   The stop-and-go nature of the U.S. economic recovery, combined with the ongoing financial crisis in the Eurozone, produced a favorable environment for the valuation of relatively short-term financial instruments for the year ending March 31, 2012.
     For example, it is estimated that the U.S. gross domestic product (GDP) grew 1.7% over the period, which is somewhat below the
     U.S. Federal Reserve Board's estimate for long-run non-inflationary growth. As a result, interest rates on intermediate-term
     Treasury securities fell during the period. The yield on the 10-year U.S. Treasury note, for example, declined by 126 basis points over the period to a level of 2.21%. Despite the subpar performance of the overall economy, corporate profitability grew well above trend. For example, 2011 earnings on the constituent holdings in the S&P 500 grew at roughly twice the average annual increase since 1980.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund's exposure to sectors other than U.S. Treasury securities benefited the Fund during the fiscal year. The exposure allowed the Fund to carry a yield approximately 52 basis points higher than that of the Barclays Capital U.S. Intermediate
     Aggregate Bond Index, the Fund's benchmark. It also allowed the Fund to experience some principal value appreciation relative to the Index, as yields on non-Treasury securities fell relative to the yields on comparable Treasuries over the period. The latter development was a consequence of the continued U.S. economic recovery and its impact on investor willingness to increase exposure to riskier assets as the period progressed.

     The Fund's exposure to overall interest rate-sensitive securities essentially matched that of the Index throughout the period.
     Consequently, the Fund's performance experienced virtually no deviation relative to the performance of the Index due to interest rate changes.

Q.   How did portfolio composition affect Fund performance?

A.   For the fiscal year ending March 31, 2012, the Fund's relative performance was benefited largely from its exposure to high-grade corporate debt, along with an improving U.S. economy. The Fund also benefited, to some extent, from its holdings in asset-backed securities (ABS), collateralized mortgage obligations (CMOs), and government-sponsored agency securities.

Dwight Intermediate Fixed Income Fund

                                                                 60

Top Ten Holdings
as of March 31, 2012+

U.S. Treasury Notes
0.875% 02/28/17                                               8.6%
_____________________________________________________________________

U.S. Treasury Notes
2.000% 02/15/22                                               4.7%
_____________________________________________________________________

U.S. Treasury Notes
0.125% 12/31/13                                               4.6%
_____________________________________________________________________

U.S. Treasury Bills, Zero
Coupon 11/15/12                                               3.3%
_____________________________________________________________________

U.S. Treasury Notes
0.250%, 02/28/14                                              3.1%
_____________________________________________________________________

U.S. Treasury Bills, Zero
Coupon 12/13/12                                               2.9%
_____________________________________________________________________

FHLMC Gold
5.000% 05/01/40                                               2.2%
_____________________________________________________________________

FNMA
4.500% 04/01/39                                               2.1%
_____________________________________________________________________

Fannie Mae REMICS,
CMO, Ser 2011-28, Cl MA
4.500% 07/25/38                                               1.5%
_____________________________________________________________________

FNMA
5.500% 06/01/40                                               1.5%
_____________________________________________________________________

As a % of Total
Fund Investments                                             34.5%
_____________________________________________________________________

 + Excludes short-term money market fund.

Q.   What is the investment outlook for the fixed-income market?

A.   Dwight Asset Management Company LLC ("Dwight") believes it is difficult to envision any further declines in yields on U.S.
     Treasury securities. In Dwight's opinion, if yields on Treasury securities rise in conjunction with an increase in economic activity, keeping the Fund's exposure to interest-rate sensitive securities below that of the Index would likely produce positive return relative to that of the Index. Also, in such an economic environment, Dwight believes continuing the Fund's current overweight positions to the various spread sectors of the fixed-income securities market should prove rewarding in the near term.

* Effective April 16, 2012, the Fund was reorganized into the Touchstone Core Bond Fund, a series portfolio of the Touchstone
  Investment Trust, and Fort Washington Investment Advisers, Inc. became the Fund's sub-adviser.

                                                                                                              Dwight Intermediate Fixed Income Fund

                                                                 61

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2012
____________________________________________________________________________________________________________________________________

                                                                                                         Annualized     Annualized
                                                                                Inception     1 Year       5 Year       Inception
                                                                                  Date        Return       Return        to Date
____________________________________________________________________________________________________________________________________

Class Z                                                                         07/31/03        5.63%       5.93%          5.57%
Class A with load                                                               07/31/03        0.28%       4.67%          4.72%
Class A without load                                                            07/31/03        5.26%       5.68%          5.32%
Class C with load                                                               07/31/03        3.58%       4.90%          4.53%
Class C without load                                                            07/31/03        4.58%       4.90%          4.53%
Institutional Class                                                             12/20/06(1)     5.60%       6.11%          6.05%
Barclays Capital U.S. Intermediate Aggregate Bond Index                         07/31/03        6.16%       5.90%          5.13%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 4.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense
(reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 26, 2011 prospectus) are 0.92% and 0.61%; 1.08% and 0.86%; 1.90% and 1.61%; and 0.73% and 0.53%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2003 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.
	Old Mutual Dwight Intermediate Fixed Income Fund, Class Z	Barclays Capital U.S Intermediate Aggregate Bond Index
7/31/03	10,000	10,000
3/31/04	10,619	10,542
3/31/05	11,013	10,635
3/31/06	11,311	10,881
3/31/07	11,988	11,588
3/31/08	12,652	12,496
3/31/09	13,155	12,919
3/31/10	14,420	13,876
3/31/11	15,141	14,537
3/31/12	15,993	15,432

Asset Class Weightings as of March 31, 2012 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

U.S. Treasury Obligations	30.5%
U.S. Government Agency Obligations	23.0%
Corporate Bonds	18.7%
Mortgage Related	12.8%
Asset-Backed Securities	9.3%
Municipal Bonds	3.3%
Cash Equivalents	2.4%
                                                                 62

SCHEDULE OF INVESTMENTS

AS OF MARCH 31, 2012

_____________________________________________________________________      _____________________________________________________________________

                                             Face                                                                       Face
Description                             Amount (000)    Value (000)        Description                             Amount (000)    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bonds - 18.6%                                                    Consumer, Non-cyclical - continued
Basic Materials - 1.3%                                                     Western Union
Arcelormittal                                                                 5.253%, 04/01/20                     $        94     $      105
   6.125%, 06/01/18                      $      235     $      247                                                                ______________
Southern Copper
   5.375%, 04/16/20                             226            247         Total Consumer, Non-cyclical                                 1,332
Vale Overseas                                                              _____________________________________________________________________
   5.625%, 09/15/19                              62             69
Xstrata Finance Canada 144A,                                               Diversified - 0.1%
   5.800%, 11/15/16                             280            315         Hutchison Whampoa International 144A,
                                                       ______________         5.750%, 09/11/19                              80             88
                                                                                                                                  ______________
Total Basic Materials                                          878
_____________________________________________________________________      Total Diversified                                               88
                                                                           _____________________________________________________________________
Communications - 1.3%
America Movil SAB de CV                                                    Energy - 2.7%
   2.375%, 09/08/16                             120            122         BP Capital Markets
CenturyLink                                                                   2.248%, 11/01/16                             200            205
   5.150%, 06/15/17                             325            335         Enbridge Energy Partners
Omnicom Group                                                                 9.875%, 03/01/19                             229            305
   4.450%, 08/15/20                             110            118         EnCana
Telefonica Emisiones                                                          3.900%, 11/15/21                             275            268
   6.421%, 06/20/16                             194            207         Nabors Industries
Verizon Communications                                                        5.000%, 09/15/20                             215            231
   1.250%, 11/03/14                             125            126         Oneok Partners
                                                       ______________         3.250%, 02/01/16                             145            151
                                                                           Shell International
Total Communications                                           908            3.100%, 06/28/15                             411            440
_____________________________________________________________________      Tengizchevroil Finance 144A,
                                                                              6.124%, 11/15/14                             236            248
Consumer, Cyclical - 1.4%                                                                                                         ______________
Arrow Electronics
   3.375%, 11/01/15                             188            194         Total Energy                                                 1,848
Autozone                                                                   _____________________________________________________________________
   4.000%, 11/15/20                             175            181
Daimler Finance North America 144A,                                        Financial - 7.3%
   2.625%, 09/15/16                             285            294         American Express Credit, MTN
Delta Air Lines, Ser A                                                        2.375%, 03/24/17                             130            130
   5.300%, 04/15/19                             134            143         Bank of America
International Game Technology                                                 5.300%, 03/15/17                             452            472
   5.500%, 06/15/20                              70             74         BNP Paribas Home Loan 144A,
Whirlpool, MTN                                                                2.200%, 11/02/15                             173            174
   8.600%, 05/01/14                              50             56         Capital One Financial
                                                       ______________         4.750%, 07/15/21                             140            147
                                                                           Citigroup
Total Consumer, Cyclical                                       942            4.750%, 05/19/15                             249            262
_____________________________________________________________________      Fifth Third Bancorp
                                                                              3.625%, 01/25/16                             115            121
Consumer, Non-cyclical - 1.9%                                              First Horizon National
Amgen                                                                         5.375%, 12/15/15                             182            193
   4.100%, 06/15/21                             220            230         General Electric Capital
Anheuser-Busch InBev Worldwide                                                5.300%, 02/11/21                             110            119
   3.000%, 10/15/12                             160            162            2.250%, 11/09/15                             210            216
Corn Products International                                                   2.150%, 01/09/15                             340            347
   4.625%, 11/01/20                              88             93         Goldman Sachs Group
Covidien International Finance                                                5.950%, 01/18/18                             265            285
   2.800%, 06/15/15                             201            209         John Deere Capital, MTN
ERAC USA Finance 144A,                                                        3.150%, 10/15/21                             130            132
   5.250%, 10/01/20                             162            176         JPMorgan Chase
Safeway                                                                       4.400%, 07/22/20                             208            216
   6.350%, 08/15/17                             307            357         Keycorp, MTN
_____________________________________________________________________         5.100%, 03/24/21                             125            138
                                                                           _____________________________________________________________________

                                                                     63

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________      _____________________________________________________________________

                                             Face                                                                       Face
Description                             Amount (000)    Value (000)        Description                             Amount (000)    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Financial - continued                                                      U.S. Government Agency Obligations - 23.0%
Morgan Stanley                                                             FHLB
   4.000%, 07/24/15                      $      230     $      229            0.375%, 11/27/13                     $       535     $      535
PNC Bank                                                                   FHLMC
   6.000%, 12/07/17                             268            304            2.375%, 01/13/22                              90             88
Protective Life                                                            FHLMC Gold
   7.375%, 10/15/19                             192            213            5.500%, 06/01/40                             457            497
Prudential Financial, MTN                                                     5.000%, 05/01/40                           1,380          1,487
   4.500%, 11/16/21                             175            186            4.500%, 09/01/40                             447            480
Royal Bank of Scotland                                                        4.500%, 09/01/41                             847            898
   4.875%, 03/16/15                             107            111            4.000%, 09/01/41                             148            156
Santander Holdings USA                                                        4.000%, 09/01/41                             138            146
   4.625%, 04/19/16                             170            172         FNMA
Simon Property Group                                                          6.003%, 10/01/36 (D)                          15             16
   4.125%, 12/01/21                             180            189            6.000%, 01/01/38                             348            387
SunTrust Bank                                                                 6.000%, 01/01/38                             627            700
   7.250%, 03/15/18                             133            152            6.000%, 06/01/38                             123            137
Toyota Motor Credit, MTN                                                      5.500%, 06/01/40                             961          1,053
   2.000%, 09/15/16                             270            276            5.000%, 10/01/40                             456            493
Wells Fargo                                                                   5.000%, 01/01/41                             958          1,035
   2.625%, 12/15/16                             249            255            5.000%, 04/01/41                             582            641
                                                       ______________         4.500%, 04/01/39                           1,326          1,428
                                                                              4.500%, 02/01/41                             823            887
Total Financial                                              5,039            4.500%, 05/01/41                             440            475
_____________________________________________________________________         4.500%, 06/01/41                             744            801
                                                                              4.500%, 09/01/41                             916            987
Industrial - 0.5%                                                             4.000%, 07/01/26                             738            784
Con-way                                                                       4.000%, 08/01/26                             604            642
   6.700%, 05/01/34                             158            151            4.000%, 09/01/41                             989          1,045
Ingersoll-Rand Global Holding                                                 1.250%, 09/28/16                              65             66
   9.500%, 04/15/14                              95            110                                                                ______________
Joy Global
   5.125%, 10/15/21                              85             92         Total U.S. Government Agency Obligations
                                                       ______________         (Cost $15,782)                                           15,864
                                                                           _____________________________________________________________________
Total Industrial                                               353
_____________________________________________________________________      U.S. Treasury Obligations - 30.5%
                                                                           U.S. Treasury Bills, Zero Coupon
Technology - 1.0%                                                             06/18/2012                                   500            500
BMC Software                                                                  08/23/2012                                 1,000          1,000
   4.250%, 02/15/22                             115            115            11/15/2012                                 2,256          2,254
Hewlett-Packard                                                               12/13/2012                                 2,000          1,998
   3.000%, 09/15/16                             220            226         U.S. Treasury Inflation-Indexed Bond
National Semiconductor                                                          2.375%, 01/15/25 (G)                       260            398
   3.950%, 04/15/15                             190            207         U.S. Treasury Notes
Xerox                                                                         2.000%, 02/15/22                           3,321          3,257
   6.400%, 03/15/16                             130            148            1.375%, 02/28/19                             245            241
                                                       ______________         0.875%, 02/28/17                           5,982          5,940
                                                                              0.250%, 01/15/15                             128            127
Total Technology                                               696            0.250%, 02/28/14                           2,120          2,117
_____________________________________________________________________         0.125%, 12/31/13                           3,194          3,183
                                                                                                                                  ______________
Utilities - 1.1%
Appalachian Power                                                          Total U.S. Treasury Obligations (Cost $21,048)              21,015
   4.600%, 03/30/21                             327            357         _____________________________________________________________________
Baltimore Gas & Electric
   5.900%, 10/01/16                             226            263         Mortgage Related - 13.0%
Nextera Energy Capital Holdings                                            Adjustable Rate Mortgage Trust, CMO,
   6.000%, 03/01/19                             115            133            Ser 2004-4, Cl 3A1
                                                       ______________         2.969%, 03/25/35 (D)                           9              8
                                                                           _____________________________________________________________________
Total Utilities                                                753
                                                       ______________

Total Corporate Bonds (Cost $12,268)                        12,837
_____________________________________________________________________

                                                                 64

 _____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - continued                                               Mortgage Related - continued
Banc of America Funding, CMO,                                              JPMorgan Chase Commercial
   Ser 2003-3, Cl 2A1                                                         Mortgage Securities, CMBS,
   4.750%, 10/25/18                      $       300    $       313           Ser 2007-CB20, Cl A3
Banc of America Merrill Lynch                                                 5.819%, 02/12/51                      $       350    $       371
   Commercial Mortgage, CMBS,                                              LB-UBS Commercial
   Ser 2004-5, Cl A4                                                          Mortgage Trust, CMBS,
   4.936%, 11/10/41 (E)                          346            371           Ser 2005-C7, Cl AM
Banc of America Mortgage                                                      5.263%, 11/15/40 (E)                          275            295
   Securities, CMO,                                                        LB-UBS Commercial
   Ser 2004-4, Cl 1A8                                                         Mortgage Trust, CMBS,
   4.500%, 05/25/34                                4              4           Ser 2006-C1, Cl A4
Citigroup Mortgage Loan                                                       5.156%, 02/15/31                              237            264
   Trust, CMO 144A,                                                        Mastr Adjustable Rate
   Ser 2009-6, Cl 13A1                                                        Mortgages Trust, CMO,
   0.322%, 01/25/37 (D)                           62             61           Ser 2004-13, Cl 3A6
Commercial Mortgage Pass-Through                                              2.719%, 11/21/34 (D)                          377            378
   Certificates, CMBS,                                                     Mastr Asset Securitization Trust, CMO,
   Ser 2012-LC4, Cl A3                                                        Ser 2003-4, Cl 4A2
   3.069%, 12/10/44                               62             63           5.500%, 05/25/33                              112            118
Commercial Mortgage Pass-Through                                           Morgan Stanley Capital I, CMBS,
   Certificates, CMBS 144A,                                                   Ser 2006-HQ9, Cl AM
   Ser 2012-9W57, Cl A                                                        5.773%, 07/12/44 (E)                          165            180
   2.365%, 02/10/29                              377            380        Morgan Stanley Capital I, CMBS,
Credit Suisse First Boston                                                    Ser 2007-T27, Cl A4
   Mortgage Securities, CMO,                                                  5.640%, 06/11/42 (E)                          330            379
   Ser 2005-3, Cl 3A30                                                     Morgan Stanley Dean
   5.500%, 07/25/35                              140            141           Witter Capital I, CMBS,
Fannie Mae REMICS, CMO,                                                       Ser 2002-IQ3, Cl A4
   Ser 2007-78, Cl PB                                                         5.080%, 09/15/37                               74             75
   6.000%, 08/25/31                               55             55        PHH Mortgage Capital, CMO,
Fannie Mae REMICS, CMO,                                                       Ser 2008-CIM2, Cl 5A1
   Ser 2005-103, Cl NC                                                        6.000%, 07/25/38                              657            690
   5.500%, 07/25/33                              999          1,020        Protective Finance, CMBS 144A,
Fannie Mae REMICS, CMO,                                                       Ser 2007-PLA, Cl A1
   Ser 2011-28, Cl MA                                                         5.325%, 03/14/38                               54             54
   4.500%, 07/25/38                            1,015          1,053        Sequoia Mortgage Trust, CMO,
Freddie Mac REMICS, CMO,                                                      Ser 2011-1, Cl A1
   Ser 2005-2975, Cl PK                                                       4.125%, 02/25/41 (D)                          144            148
   5.500%, 09/15/33                               89             94        Wachovia Bank Commercial
Freddie Mac REMICS, CMO,                                                      Mortgage Trust, CMBS,
   Ser 2003-2644, Cl BC                                                       Ser 2007-C30, Cl APB
   5.000%, 10/15/31                              367            378           5.294%, 12/15/43                              268            280
GMAC Commercial Mortgage                                                   Wells Fargo Mortgage Backed
   Securities, CMBS,                                                          Securities Trust, CMO,
   Ser 2003-C2, Cl A1                                                         Ser 2004-3, Cl A1
   4.576%, 05/10/40                              387            396           4.750%, 04/25/19                              305            315
GS Mortgage Securities II, CMBS,                                           Wells Fargo Mortgage Backed
   Ser 2012-GC6, Cl AAB                                                       Securities Trust, CMO,
   3.314%, 01/10/45                              275            281           Ser 2003-G, Cl A1
JPMorgan Chase Commercial                                                     4.100%, 06/25/33 (D)                          458            460
   Mortgage Securities, CMBS,                                              WF-RBS Commercial CMBS,
   Ser 2001-CIB2, Cl D                                                        Mortgage Trust,
   6.847%, 04/15/35 (E)                          150            154           Ser 2011-C5, Cl A2
_____________________________________________________________________         2.684%, 11/15/44                              206            212
                                                                                                                                  ______________

                                                                           Total Mortgage Related (Cost $8,963)                          8,991
                                                                           _____________________________________________________________________

                                                                 65

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012
_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                    Face Amount
Description                            Amount (000)     Value (000)        Description                            (000)/Shares     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Asset-Backed Securities - 9.0%                                             Home Equity - continued
Automobile - 5.0%                                                          FHLMC Structured
Ally Master Owner Trust 144A,                                                 Pass Through Securities,
   Ser 2010-3, Cl A                                                           Ser T-20, Cl A5
   2.880%, 04/15/15                      $       594    $       605           6.485%, 12/25/29 (F)                  $       371    $       400
Ally Master Owner Trust,                                                   Residential Asset Securities,
   Ser 2011-1, Cl A2                                                          Ser 2001-KS3, Cl AI6
   2.150%, 01/15/16                              640            653           5.960%, 09/25/31 (E)                           13             13
Ally Master Owner Trust,                                                                                                          ______________
   Ser 2011-3, Cl A2
   1.810%, 05/15/16                              400            406        Total Home Equity                                               417
Ally Auto Receivables Trust,                                               _____________________________________________________________________
   Ser 2012-1, Cl A3
   0.930%, 02/16/16                              310            310        Other - 0.9%
AmeriCredit Automobile                                                     CenterPoint Energy Transition Bond,
   Receivables Trust,                                                         Ser 2012-1, Cl A1
   Ser 2011-5, Cl A2                                                          0.901%, 04/15/18                              265            265
   1.190%, 08/08/15                              285            286        Fannie Mae Whole Loan,
AmeriCredit Automobile                                                        Ser 2001-W2, Cl AF6
   Receivables Trust,                                                         6.589%, 10/25/31 (F)                          190            212
   Ser 2011-2, Cl A2                                                       TXU Electric Delivery Transition Bond,
   0.900%, 09/08/14                              129            129           Ser 2004-1, Cl A2
AmeriCredit Automobile                                                        4.810%, 11/17/14                              121            123
   Receivables Trust,                                                                                                             ______________
   Ser 2011-1, Cl A2
   0.840%, 06/09/14                              265            265        Total Other                                                     600
Carmax Auto Owner Trust,                                                                                                          ______________
   Ser 2011-3, Cl A3
   1.070%, 06/15/16                              345            347        Total Asset-Backed Securities (Cost $6,109)                   6,167
Ford Credit Floorplan                                                      _____________________________________________________________________
   Master Owner Trust,
   Ser 2011-1, Cl A1                                                       Municipal Bonds - 3.3%
   2.120%, 02/15/16                              420            430        Commonwealth of Pennsylvania
                                                       ______________         5.850%, 07/15/30                              250            281
                                                                           Dallas Independent School District
Total Automobile                                              3,431           6.450%, 02/15/35                              250            303
_____________________________________________________________________      East Bay Municipal Utility District
                                                                              5.874%, 06/01/40                              450            561
Credit Card - 2.5%                                                         Louisiana Local Government
Capital One Multi-Asset                                                       Environmental Facilities &
   Execution Trust,                                                           Community Development Authority
   Ser 2007-A4, Cl A4                                                         1.520%, 02/01/18                              314            315
   0.272%, 03/16/15 (D)                          400            400        New York City Municipal
Citibank Omni Master Trust 144A,                                              Water Finance Authority
   Ser 2009-A12, Cl A12                                                       6.011%, 06/15/42                              230            296
   3.350%, 08/15/16                              884            893        State of Washington
Citibank Omni Master Trust 144A,                                              5.140%, 08/01/40                              260            304
   Ser 2009-A8, Cl A8                                                      Virginia Commonwealth
   2.342%, 05/16/16 (D)                          425            426           Transportation Board
                                                       ______________         5.350%, 05/15/35                              200            232
                                                                                                                                  ______________
Total Credit Card                                             1,719
_____________________________________________________________________      Total Municipal Bonds (Cost $1,958)                           2,292
                                                                           _____________________________________________________________________
Home Equity - 0.6%
CIT Group Home Equity Loan Trust,                                          Money Market Fund - 2.4%
   Ser 2002-1, Cl AF5                                                      Dreyfus Government
   6.710%, 02/25/33 (F)                            4              2           Cash Management Fund,
Equivantage Home Equity Loan Trust,                                           Institutional Class, 0.01% (A)          1,681,766          1,682
   Ser 1996-3, Cl A3                                                                                                              ______________
   7.700%, 09/25/27                                2              2
_____________________________________________________________________      Total Money Market Fund (Cost $1,682)                         1,682
                                                                           _____________________________________________________________________

                                                                           Total Investments - 99.8% (Cost $67,810)                     68,848
                                                                           _____________________________________________________________________

                                                                           Other Assets and Liabilities, Net - 0.2%                        141
                                                                           _____________________________________________________________________

                                                                           Total Net Assets - 100.0%                               $    68,989
                                                                           _____________________________________________________________________

                                                                           For description of abbreviations and footnotes, please refer to page 76.

                                                                 66

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2012 in valuing the Fund's net assets were as follows (000):

    Description                                                                    Level 1     Level 2     Level 3      Total
____________________________________________________________________________________________________________________________________

Investments
   Corporate Bonds                                                                  $    -     $12,837        $-       $12,837
   U.S. Government Agency Obligations                                                    -      15,864         -        15,864
   U.S. Treasury Obligations                                                             -      21,015         -        21,015
   Mortgage Related                                                                      -       8,991         -         8,991
   Asset-Backed Securities                                                               -       6,167         -         6,167
   Municipal Bonds                                                                       -       2,292         -         2,292
   Money Market Fund                                                                 1,682           -         -         1,682
____________________________________________________________________________________________________________________________________

Total Investments                                                                   $1,682     $67,166        $-       $68,848
____________________________________________________________________________________________________________________________________

Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon exchange or over- the- counter prices. These debt securities are classified as Level 2. The Fund did not have significant transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining fair value
(000).

                                                                                                                      Asset-Backed
                                                                                                                       Securities
____________________________________________________________________________________________________________________________________

Balance as of March 31, 2011                                                                                             $  42
   Realized gain (loss)                                                                                                     (1)
   Change in unrealized appreciation (depreciation)                                                                          -
   Accrued discounts/premiums                                                                                               (1)
   Purchases                                                                                                                91
   Sales                                                                                                                  (131)
   Transfers in and/or out of Level 3                                                                                        -
____________________________________________________________________________________________________________________________________

Balance as of March 31, 2012                                                                                             $   -
____________________________________________________________________________________________________________________________________

The information used in the above reconciliation represents fiscal year to date activity for any investment in securities identified as using Level 3 inputs at either the beginning or the end of the current reporting period. Transfers in and/or out of
Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security where a change in the input level occurred from the beginning to the end of the reporting period.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 67

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND*
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the fiscal year ended March 31, 2012, the Old Mutual Dwight Short Term Fixed Income Fund outperformed its benchmark, the
     BofA Merrill Lynch 1-3 Year U.S. Treasury Index. The Fund's Class Z shares posted a 2.16% return versus a 1.44% return for the
     Index.

o    The Fund's exposure to sectors other than U.S. Treasury securities benefited the Fund during the period.

o    The Fund benefited, to some extent, as a result of its holdings in asset-backed securities, collateralized mortgage obligations, government-sponsored agency securities and mortgage-backed securities.

o    The Fund benefited largely from its exposure to high-grade corporate debt, along with an improving economy.

o    The Fund's exposure to commercial mortgage-backed securities contributed the least to performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2012, the Old Mutual Dwight Short Term Fixed Income Fund (the "Fund") outperformed its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index (the "Index"). The Fund's Class Z shares posted a 2.16% return versus a 1.44% return for the Index. Performance for all share classes can be found on page 70.

Q.   What investment environment did the Fund face during the past period?

A.   The stop-and-go nature of the U.S. economic recovery, combined with the ongoing financial crisis in the Eurozone, produced a favorable environment for the valuation of relatively short-term financial instruments for the year ending March 31, 2012. For example, it is estimated that the U.S. gross domestic product (GDP) grew 1.7% over the period, which is somewhat below the U.S.
     Federal Reserve Board's estimate for long-run non-inflationary growth. As a result, interest rates on short-term Treasury securities fell during the period. The yield on the two-year U.S. Treasury note, for example, declined by 49 basis points over the period to a level of 33 basis points. Despite the subpar performance of the overall economy, corporate profitability grew well above trend. For example, 2011 earnings on the constituent holdings in the S&P 500 grew at roughly twice the average annual increase since 1980.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund's exposure to sectors other than U.S. Treasury securities benefited the Fund during the period. It allowed the Fund to carry a yield approximately 100 basis points higher than that of the BofA Merrill Lynch 1-3 Year U.S. Treasury Index, the
     Fund's benchmark. It also allowed the Fund to experience some principal value appreciation relative to the Index, as yields on non-Treasury securities fell relative to the yields on comparable Treasuries over the period. The latter development was a consequence of the continuation of the U.S. economic recovery and its impact on investor willingness to increase exposure to riskier assets as the period progressed.

     The  Fund's exposure to overall interest rate-sensitive securities essentially matched that of the Index throughout the period.
     Consequently, the Fund's performance experienced virtually no deviation relative to the performance of the Index due to interest rate changes.

Q.   How did portfolio composition affect Fund performance?

A.   For the fiscal year ending March 31, 2012, the Fund's relative performance was benefited largely from its exposure to high-grade corporate debt, along with an improving economy. The Fund also benefited, to some extent, as a result of its holdings in asset-backed securities (ABS), collateralized mortgage obligations (CMOs), government-sponsored agency securities and mortgage-backed securities (MBS). The Fund's exposure to commercial mortgage-backed securities (CMBS) contributed the least to performance.

Dwight Short Term Fixed Income Fund

                                                                 68

Top Ten Holdings
as of March 31, 2012

U.S. Treasury Notes
0.875% 02/28/17                                                             7.3%
___________________________________________________________________________________

U.S. Treasury Bill, Zero
Coupon 09/27/12                                                             3.8%
___________________________________________________________________________________

U.S. Treasury Notes
0.250% 02/28/14                                                             3.6%
___________________________________________________________________________________

CDP Financial 144A
3.000% 11/25/14                                                             2.6%
___________________________________________________________________________________

International Bank for
Reconstruction & Development
0.800% 07/13/12                                                             2.4%
___________________________________________________________________________________

Yale University, MTN
2.900% 10/15/14                                                             2.4%
___________________________________________________________________________________

US Central Federal Credit Union
1.900% 10/19/12                                                             2.3%
___________________________________________________________________________________

Citigroup Funding
1.875% 11/15/12                                                             2.1%
___________________________________________________________________________________

U.S. Treasury Notes
0.250% 01/31/14                                                             2.1%
___________________________________________________________________________________

U.S. Treasury Notes
0.250% 02/15/15                                                             2.1%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           30.7%
___________________________________________________________________________________

Q.   What is the investment outlook for the fixed-income market?

A.   Dwight Asset Management Company LLC ("Dwight") believes it is difficult to envision any further declines in U.S. Treasury security yields. Consequently, a bias toward keeping the Fund's exposure to interest-rate sensitive securities below that of the Index could be beneficial. Dwight believes that if yields on Treasury securities rise in conjunction with an increase in economic activity, the maintenance of such a bias would likely produce positive returns relative to that of the Index. Also, in such an economic environment, Dwight believes continuing the Fund's current overweight positions to the various non-Treasury sectors of the fixed-income securities market should prove rewarding in the near term.

* Effective April 16, 2012, the Fund was reorganized into the Touchstone Ultra Short Duration Fixed Income Fund, a series portfolio of the Touchstone Funds Group Trust, and Fort Washington Investment Advisers, Inc. became the Fund's sub-adviser.

                                                                                                 Dwight Short Term Fixed Income Fund

                                                                 69

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2012
____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                                             08/31/99         2.16%        3.21%            3.27%            3.88%
Class A with load                                   07/31/03        (1.15)%       2.00%             n/a             2.31%
Class A without load                                07/31/03         1.90%        2.99%             n/a             2.89%
Class C with load                                   07/31/03         0.39%        2.45%             n/a             2.36%
Class C without load                                07/31/03         1.39%        2.45%             n/a             2.36%
Institutional Class                                 12/20/06 (1)     2.31%        3.38%             n/a             3.49%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index     08/31/99         1.44%        3.38%            3.24%            3.96%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

On October 1, 2004, the Fund's shareholders approved a change in the Fund's investment goal and the Fund's investment strategy was changed accordingly. The performance information prior to October 1, 2004 shown is the performance of the Fund's previous strategy, which was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable NAV per share. The Fund's performance prior to October 1, 2004 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 3.00% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense
(reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 26, 2011 prospectus) are 0.67% and 0.71%; 1.07% and 0.96%; 1.55% and 1.46%; and 0.66% and 0.56%,
respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]
	Old Mutual Dwight Short Term Fixed Income Fund, Class Z	Bof A Merrill Lynch 1-3 Year U.S. Treasury Index
3/31/02	10,000	10,000
3/31/03	10,438	10,637
3/31/04	10,791	10,883
3/31/05	10,901	10,845
3/31/06	1,200	11,097
3/31/07	11,775	11,654
3/31/08	12,354	12,701
3/31/09	12,533	13,160
3/31/10	13,252	13,345
3/31/11	3,501	13,567
3/31/12	13,793	13,762
 Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2002 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of March 31, 2012 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

U.S. Treasury Obligations	30.5%
U.S. Government Agency Obligations	23.0%
Corporate Bonds	18.7%
Mortgage Related	12.8%
Asset-Backed Securities	9.3%
Municipal Bonds	3.3%
Cash Equivalents	2.4%
                                                                 70

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bonds - 34.0%                                                    Financial - continued
Consumer, Cyclical - 1.4%                                                  US Central Federal Credit Union
Daimler Finance                                                               1.900%, 10/19/12                      $     3,300    $     3,331
   6.500%, 11/15/13                      $     1,500    $     1,634                                                               ______________
Toyota Motor Credit, MTN
   2.000%, 09/15/16                              410            418        Total Financial                                              27,419
                                                       ______________      _____________________________________________________________________

Total Consumer, Cyclical                                      2,052        Government - 4.0%
_____________________________________________________________________      European Investment Bank
                                                                              3.000%, 04/08/14                            2,200          2,300
Consumer, Non-cyclical - 5.3%                                              International Bank for
Andrew W Mellon Foundation                                                    Reconstruction & Development
   3.950%, 08/01/14                            2,500          2,688           0.800%, 07/13/12                            3,425          3,429
Anheuser-Busch InBev Worldwide                                                                                                    ______________
   1.500%, 07/14/14                              365            370
Philip Morris International                                                Total Government                                              5,729
   2.500%, 05/16/16                              450            470        _____________________________________________________________________
Safeway
   6.250%, 03/15/14                              260            286        Industrial - 0.1%
Sanofi - Aventis                                                           Ingersoll-Rand Global Holding
   1.625%, 03/28/14                              350            357           9.500%, 04/15/14                              120            138
Yale University, MTN                                                                                                              ______________
   2.900%, 10/15/14                            3,212          3,395
                                                       ______________      Total Industrial                                                138
                                                                           _____________________________________________________________________
Total Consumer, Non-cyclical                                  7,566
_____________________________________________________________________      Technology - 0.6%
                                                                           International Business Machines
Financial - 19.0%                                                             0.875%, 10/31/14                              700            702
Bank of America                                                            Microsoft
   5.375%, 09/11/12                            1,350          1,370           0.875%, 09/27/13                              200            202
Bank of Montreal 144A,                                                                                                            ______________
   2.850%, 06/09/15                            2,000          2,108
BNP Paribas Home Loan 144A,                                                Total Technology                                                904
   2.200%, 11/02/15                            1,134          1,141        _____________________________________________________________________
Caterpillar Financial Services, MTN
   1.125%, 12/15/14                              230            232        Utilities - 3.6%
CDP Financial 144A,                                                        Alabama Power, Ser 07-D
   3.000%, 11/25/14                            3,500          3,664           4.850%, 12/15/12                            1,800          1,854
Citigroup Funding                                                          Carolina Power & Light
   1.875%, 11/15/12                            3,000          3,030           6.500%, 07/15/12                            1,225          1,245
DNB Nor Boligkreditt 144A,                                                 Dominion Resources, Ser C
   2.100%, 10/14/15                            1,000          1,013           5.150%, 07/15/15                            1,000          1,125
Erac USA Finance 144A,                                                     Sempra Energy
   2.250%, 01/10/14                            1,200          1,208           2.000%, 03/15/14                            1,000          1,021
Goldman Sachs Group                                                                                                               ______________
   3.250%, 06/15/12                            2,000          2,012
HSBC Bank 144A,                                                            Total Utilities                                               5,245
   1.625%, 07/07/14                            1,000          1,003                                                               ______________
John Deere Capital, MTN
   2.950%, 03/09/15                            1,800          1,909        Total Corporate Bonds (Cost $47,836)                         49,053
Kreditanstalt Fuer Wiederaufbau                                            _____________________________________________________________________
   3.500%, 03/10/14                            2,450          2,586
PNC Funding                                                                U.S. Government Agency Obligations - 11.1%
   2.300%, 06/22/12                            1,500          1,507        FHLB
Toronto-Dominion Bank 144A,                                                   1.750%, 08/22/12                            2,500          2,515
  1.625%, 09/14/16                             1,300          1,305        FHLMC
_____________________________________________________________________         1.750%, 06/15/12                            1,800          1,806
                                                                           FHLMC Gold
                                                                              5.500%, 06/01/40                               66             72
                                                                              5.500%, 06/01/40                               52             57
                                                                              5.000%, 05/01/40                               85             92
                                                                           _____________________________________________________________________

                                                                 71

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Government Agency Obligations - continued                             Mortgage Related - continued
FNMA                                                                       Credit Suisse First Boston Mortgage
   6.000%, 01/01/38                      $       556    $       621           Securities, CMO, Ser 2005-3, Cl 3A30
   6.000%, 01/01/38                              697            774           5.500%, 07/25/35                      $       289    $       291
   5.500%, 01/01/19                            1,966          2,149        Credit Suisse First Boston Mortgage
   5.500%, 04/01/38                               33             36           Securities, CMO, Ser 2005-3, Cl 5A1
   5.500%, 04/01/40                               26             29           5.500%, 07/25/20                              426            450
   5.000%, 09/01/33                              899            974        Credit Suisse First Boston Mortgage
   5.000%, 10/01/40                              456            493           Securities, CMBS, Ser 2003-C4, Cl A4
   5.000%, 04/01/41                              582            640           5.137%, 08/15/36 (E)                          770            801
   5.000%, 07/01/41                            1,271          1,386        DB-UBS Mortgage Trust, CMBS 144A,
   4.000%, 07/01/26                              645            685           Ser 2011-LC1A, Cl A1
   4.000%, 08/01/26                              537            571           3.742%, 11/10/46                              490            521
   1.250%, 09/28/16                            1,050          1,056        Fannie Mae REMICS,CMO,
   1.125%, 10/08/13                            2,000          2,024           Ser 2005-83, Cl TJ
                                                       ______________         5.000%, 07/25/31                            1,250          1,280
                                                                           Fannie Mae REMICS, CMO,
Total U.S. Government Agency                                                  Ser 2005-88, Cl PC
   Obligations (Cost $15,875)                                15,980           5.000%, 04/25/31                            1,600          1,650
_____________________________________________________________________      FDIC Structured Sale Guaranteed Notes,
                                                                              CMO 144A, Ser 2010-S1, Cl 2A
U.S. Treasury Obligations - 20.1%                                             3.250%, 04/25/38                              731            742
U.S. Treasury Bill, Zero Coupon                                            Freddie Mac REMICS, CMO,
   09/27/12                                    5,500          5,496           Ser 2005-3076, Cl ND
U.S. Treasury Inflation-Indexed Note                                          5.250%, 04/15/33                              417            422
   0.625%, 07/15/21 (G)                        1,500          1,632        Freddie Mac REMICS, CMO,
U.S. Treasury Notes                                                           Ser 2003-2639, Cl JE
   0.875%, 02/28/17                           10,520         10,446           5.000%, 01/15/32                              744            771
   0.250%, 01/31/14                            3,000          2,996        Freddie Mac REMICS, CMO,
   0.250%, 02/28/14                            5,239          5,231           Ser 2008-3405, Cl PA
   0.250%, 03/31/14                              292            292           5.000%, 10/15/31                              129            130
   0.250%, 02/15/15                            3,000          2,978        Freddie Mac REMICS, CMO,
                                                       ______________         Ser 2004-2868, Cl BE
                                                                              4.250%, 08/15/24                               70             70
Total U.S. Treasury Obligations (Cost $29,066)               29,071        Freddie Mac REMICS, CMO,
_____________________________________________________________________         Ser 2003-2592, Cl PE
                                                                              5.000%, 01/15/17                                3              3
Mortgage Related - 17.3%                                                   GMAC Commercial Mortgage Securities,
Banc of America Commercial Mortgage,                                          CMBS, Ser 2004-C3, Cl A4
   CMBS, Ser 2002-2, Cl A3                                                    4.547%, 12/10/41                              178            180
   5.118%, 07/11/43                               44             44        Greenwich Capital Commercial Funding,
Banc of America Commercial Mortgage,                                          CMBS, Ser 2005-GG3, Cl A2
   CMBS, Ser 2004-4, Cl A6                                                    4.305%, 08/10/42                              348            347
   4.877%, 07/10/42 (E)                          777            830        GS Mortgage Securities, CMBS,
Banc of America Mortgage Securities,                                          Ser 2007-GG10, Cl A2
   CMO, Ser 2004-4, Cl 1A8                                                    5.778%, 08/10/45 (E)                          279            284
   4.500%, 05/25/34                                8              8        GS Mortgage Securities, CMBS,
Bear Stearns Commercial Mortgage                                              Ser 2003-C1, Cl A3
   Securities, CMBS,                                                          4.608%, 01/10/40                              452            460
   Ser 2002-TOP6, Cl A2                                                    JPMorgan Chase Commercial Mortgage
   6.460%, 10/15/36                               56             56           Securities, CMBS, Ser 2005-LDP1, Cl A2
Citigroup Mortgage Loan Trust,                                                4.625%, 03/15/46                              367            372
   CMO 144A, Ser 2009-6, Cl 13A1                                           _____________________________________________________________________
   0.322%, 01/25/37 (D)                          122            121
Commercial Mortgage Pass Through
   Certificates, CMBS,
   Ser 2005-LP5, Cl A2
   4.630%, 05/10/43                               56             56
_____________________________________________________________________

                                                                 72

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - continued                                               Mortgage Related - continued
JPMorgan Chase Commercial                                                  Structured Asset Securities, CMO,
   Mortgage Securities, CMBS,                                                 Ser 2002-21A, Cl 4A1
   Ser 2005-LDP2, Cl A3A                                                      2.534%, 11/25/32 (D)                  $     1,577    $     1,419
   4.678%, 07/15/42                      $       323    $       329        Wachovia Bank Commercial Mortgage
JPMorgan Chase Commercial Mortgage                                            Trust, CMBS, Ser 2005-C20, Cl APB
   Securities, CMBS,                                                          5.090%, 07/15/42 (E)                          633            647
   Ser 2003-CB6, Cl A1                                                     Wells Fargo Mortgage Backed Securities
   4.393%, 07/12/37                              631            636           Trust, CMO, Ser 2005-AR3, Cl 2A1
LB-UBS Commercial Mortgage Trust,                                             2.711%, 03/25/35 (D)                        1,399          1,341
   CMBS, Ser 2004-C2, Cl A4                                                Wells Fargo Mortgage Backed Securities
   4.367%, 03/15/36                              559            588           Trust, CMO, Ser 2003-G, Cl A1
LB-UBS Commercial Mortgage Trust,                                             4.100%, 06/25/33 (D)                          705            708
   CMBS, Ser 2003-C5, Cl A4                                                Wells Fargo Mortgage Backed Securities
   4.685%, 07/15/32 (E)                          747            776           Trust, CMO, Ser 2004-3, Cl A1
LB-UBS Commercial Mortgage Trust,                                             4.750%, 04/25/19                              618            637
   CMBS, Ser 2002-C7, Cl A4                                                                                                       ______________
   4.960%, 12/15/31                              721            736
LB-UBS Commercial Mortgage Trust,                                          Total Mortgage Related (Cost $26,694)                        25,050
   CMBS, Ser 2002-C4, Cl A5                                                _____________________________________________________________________
   4.853%, 09/15/31                            1,084          1,096
LB-UBS Commercial Mortgage Trust,                                          Asset-Backed Securities - 14.2%
   CMBS, Ser 2005-C7, Cl AAB                                               Automobile - 10.4%
   5.170%, 11/15/30                              384            404        Ally Auto Receivables Trust,
MLCC Mortgage Investors, CMO,                                                 Ser 2012-1, Cl A3
   Ser 2004-1, Cl 1A                                                          0.930%, 02/16/16                              640            641
   1.957%, 12/25/34 (D)                          707            652        Ally Auto Receivables Trust,
Morgan Stanley Capital I,                                                     Ser 2010-3, Cl A3
   CMBS 144A, Ser 2011-C1, Cl A2                                              1.110%, 10/15/14                            1,225          1,230
   3.884%, 09/15/47                              515            549        Ally Auto Receivables Trust,
Morgan Stanley Dean Witter Capital I,                                         Ser 2010-2, Cl A3
   CMBS, Ser 2002-TOP7, Cl A2                                                 1.380%, 07/15/14                              662            665
   5.980%, 01/15/39                               50             50        Ally Auto Receivables Trust,
Morgan Stanley Dean Witter Capital I,                                         Ser 2010-1, Cl A3
   CMBS, Ser 2002-IQ3, Cl A4                                                  1.450%, 05/15/14                              207            208
   5.080%, 09/15/37                              394            400        Ally Master Owner Trust,
Nomura Asset Securities, CMBS,                                                Ser 2011-1, Cl A2
   Ser 1998-D6, Cl A2                                                         2.150%, 01/15/16                            1,685          1,721
   6.831%, 03/15/30 (E)                        1,013          1,054        Ally Master Owner Trust,
PHH Mortgage Capital, CMO,                                                    Ser 2011-3, Cl A2
   Ser 2008-CIM2, Cl 5A1                                                      1.810%, 05/15/16                              790            801
   6.000%, 07/25/38                            1,344          1,410        Ally Master Owner Trust 144A,
Protective Finance, CMBS 144A,                                                Ser 2010-3, Cl A
   Ser 2007-PLA, Cl A1                                                        2.880%, 04/15/15                              276            281
   5.325%, 03/14/38                               60             61        AmeriCredit Automobile Receivables
Prudential Commercial Mortgage Trust,                                         Trust, Ser 2011-5, Cl A2
   CMBS, Ser 2003-PWR1, Cl A2                                                 1.190%, 08/08/15                              625            627
   4.493%, 02/11/36                              705            722        AmeriCredit Automobile Receivables
Prudential Commercial Mortgage Trust,                                         Trust, Ser 2009-1, Cl A3
   CMBS, Ser 2003-PWR1, Cl A1                                                 3.040%, 10/15/13                              619            621
   3.669%, 02/11/36                              304            306        Ford Credit Auto Owner Trust,
Sequoia Mortgage Trust, CMO,                                                  Ser 2010-A, Cl A3
   Ser 2004-12, Cl A1                                                         1.320%, 06/15/14                              840            843
   0.512%, 01/20/35 (D)                          819            640        Ford Credit Auto Owner Trust,
_____________________________________________________________________         Ser 2009-E, Cl A3
                                                                              1.510%, 01/15/14                            1,174          1,177
                                                                           Ford Credit Floorplan Master Owner
                                                                              Trust, Ser 2011-1, Cl A1
                                                                              2.120%, 02/15/16                              945            967
                                                                           _____________________________________________________________________

                                                                 73

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2012

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Asset-Backed Securities - continued                                        Municipal Bonds - 2.1%
Honda Auto Receivables Owner Trust,                                        Louisiana Local Government
   Ser 2011-3, Cl A3                                                          Environmental Facilities & Community
   0.880%, 09/21/15                      $     1,200    $     1,204           Development Authority
Honda Auto Receivables Owner Trust,                                           1.520%, 02/01/18                      $      343     $       344
   Ser 2010-3, Cl A3                                                          1.110%, 02/01/16                             503             504
   0.700%, 04/21/14                            1,320          1,321        State of California
Mercedes-Benz Auto Receivables Trust,                                         2.000%, 06/26/12                           1,000           1,004
   Ser 2010-1, Cl A3                                                       State of New Jersey
   1.420%, 08/15/14                              311            312           2.000%, 06/21/12                             600             602
Toyota Auto Receivables Owner Trust,                                       State of Texas
   Ser 2010-C, Cl A3                                                          2.500%, 08/30/12                             600             606
   0.770%, 04/15/14                            1,370          1,372                                                               ______________
Volkswagen Auto Loan Enhanced Trust,
   Ser 2012-1, Cl A3                                                       Total Municipal Bonds (Cost $3,061)                           3,060
   0.850%, 08/22/16                            1,000          1,002        _____________________________________________________________________
                                                       ______________
                                                                           Money Market Fund - 0.7%
Total Automobile                                             14,993        Dreyfus Government
_____________________________________________________________________         Cash Management Fund,
                                                                              Institutional Class, 0.01% (A)           972,560             973
Credit Card - 1.9%                                                                                                                ______________
Citibank Omni Master Trust 144A,
   Ser 2009-A12, Cl A12                                                    Total Money Market Fund (Cost $973)                             973
   3.350%, 08/15/16                            1,799          1,817        _____________________________________________________________________
Citibank Omni Master Trust 144A,
   Ser 2009-A8, Cl A8                                                      Total Investments - 99.5% (Cost $142,881)                   143,651
   2.342%, 05/16/16 (D)                          860            862        _____________________________________________________________________
                                                       ______________
                                                                           Other Assets and Liabilities, Net - 0.5%                        769
Total Credit Card                                             2,679        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Net Assets - 100.0%                               $   144,420
Other - 1.9%                                                               _____________________________________________________________________
CenterPoint Energy Transition Bond,
   Ser 2012-1, Cl A1                                                       For description of abbreviations and footnotes, please refer to
   0.901%, 04/15/18                              545            545        page 76.
Entergy Gulf States Reconstruction
   Funding, Ser 2007-A, Cl A1
   5.510%, 10/01/13                              851            860
Entergy Texas Restoration Funding,
   Ser 2009-A, Cl A1
   2.120%, 02/01/16                            1,209          1,236
Fannie Mae, Ser 2001-W4, Cl AF5
   6.114%, 02/25/32 (F)                          142            151
                                                       ______________

Total Other                                                   2,792
                                                       ______________

Total Asset-Backed Securities (Cost $19,376)                 20,464
_____________________________________________________________________

                                                                 74

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2012 in valuing the Fund's net assets were as follows (000):

                              Description                                            Level 1      Level 2      Level 3      Total
____________________________________________________________________________________________________________________________________

Investments
   Corporate Bonds                                                                    $  -       $ 49,053        $-       $ 49,053
   U.S. Government Agency Obligations                                                    -         15,980         -         15,980
   U.S. Treasury Obligations                                                             -         29,071         -         29,071
   Mortgage Related                                                                      -         25,050         -         25,050
   Asset-Backed Securities                                                               -         20,464         -         20,464
   Municipal Bonds                                                                       -          3,060         -          3,060
   Money Market Fund                                                                   973              -         -            973
____________________________________________________________________________________________________________________________________

Total Investments                                                                     $973       $142,678        $-       $143,651
____________________________________________________________________________________________________________________________________

Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. These debt securities are classified as Level 2. The Fund did not have significant transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining fair value (000).

                                                                    Asset-Backed
                                                                     Securities
________________________________________________________________________________

Balance as of March 31, 2011                                            $ 405
   Realized gain (loss)                                                    (8)
   Change in unrealized appreciation (depreciation)                         -
   Accrued discounts/premiums                                               -
   Purchases                                                              286
   Sales                                                                 (683)
   Transfers in and/or out of Level 3                                       -
________________________________________________________________________________

Balance as of March 31, 2012                                            $   -
________________________________________________________________________________

The information used in the above reconciliation represents fiscal year to date activity for any investment in securities identified as using Level 3 inputs at either the beginning or the end of the current reporting period. Transfers in and/or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security where a change in the input level occurred from the beginning to the end of the reporting period.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 75

NOTES TO SCHEDULE OF INVESTMENTS
____________________________________________________________________________________________________________________________________

* Non-income producing security.

144A - Security exempt from registration under Rule 144A of the securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. On March 31, 2012, the value of these securities amounted to $891 (000), representing 2.7% of the net assets of the Old Mutual Barrow Hanley Core Bond Fund, $3,714
       (000), representing 5.4% of the net assets of the Old Mutual Dwight Intermediate Fixed Income Fund and $16,396 (000),
       representing 11.4% of the net assets of the Old Mutual Dwight Short Term Fixed Income Fund.

(A) - The rate reported represents the 7-day effective yield as of March 31, 2012.

(B) - All or a portion of this security is held as cover for securities sold short.

(C) - All or a portion of this security is held as required margin for open futures contracts.

(D) - Floating Rate Security - The rate reported represents the security's rate as of March 31, 2012.

(E) - Variable Rate Security - The rate reported represents the security's rate as of March 31, 2012.

(F) - The rate shown reflects the coupon rate after the step date.

(G) - Inflation-Indexed Bond/Note - The principal amount of this security is adjusted for inflation.

(H) - Security fair valued using methods determined in good faith according to procedures adopted by the Valuation Committee designated by the Board of Trustees. On March 31, 2012, the total value of these securities was $2,511 (000), representing
      1.5% of the net assets of the Old Mutual TS&W Mid-Cap Value Fund.

ADR - American Depositary Receipt

Cl - Class

CMBS - Commercial Mortgage-Backed Security

CMO - Collateralized Mortgage Obligation

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

HMO - Health Maintenance Organization

ISP - Internet Service Provider

MTN - Medium Term Note

R&D - Research and Development

REITs - Real Estate Investment Trusts

REMICS - Real Estate Mortgage Investment Conduit

SADR - Sponsored American Depositary Receipt

S&L - Savings & Loans

Ser - Series

Amounts designated as "-" are either $0 or have been rounded to $0.

Cost figures are shown with "000's" omitted.

                                                                 76

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF MARCH 31, 2012

____________________________________________________________________________________________________________________________________

                                                                                                                        Old Mutual
                                                                                                                      Analytic U.S.
                                                                                                                     Long/Short Fund
____________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                                      $    22,544
____________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                                     $    26,553
   Cash Deposits Held at Prime Broker                                                                                          139
   Foreign Currency (cost $-, $-, $59, $-, $-)                                                                                   -
   Receivable for Capital Shares Sold                                                                                            -
   Receivable for Investment Securities Sold                                                                                     -
   Receivable for Dividends and Interest                                                                                        33
   Receivable from Investment Adviser                                                                                            7
   Variation Margin Receivable on Futures Contracts                                                                              2
   Other Assets                                                                                                                  2
____________________________________________________________________________________________________________________________________

      Total Assets                                                                                                          26,736
____________________________________________________________________________________________________________________________________

Liabilities:
   Securities Sold Short, at Value (Proceeds received of $4,736, $-, $-, $-)                                                 4,148
   Payable for Management Fees                                                                                                  15
   Payable for Capital Shares Redeemed                                                                                          35
   Payable for Investment Securities Purchased                                                                                   -
   Payable to Custodian                                                                                                          -
   Payable for Trustees' Fees                                                                                                    1
   Accrued Expenses                                                                                                             16
____________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                                      4,215
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                             $    22,521
____________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital+                                                                                                    $    82,305
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                                                          -
   Accumulated Net Realized Loss on Investments, Securities Sold Short,
      Futures Contracts and Foreign Currency Transactions                                                                  (64,408)
   Net Unrealized Appreciation on Investments, Securities Sold Short,
      Futures Contracts and Foreign Currency Transactions                                                                    4,624
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                             $    22,521
____________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                                   $    12,755
Net Assets - Class A                                                                                                         2,059
Net Assets - Institutional Class                                                                                             7,707
____________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                                        984,705
Outstanding Shares of Beneficial Interest - Class A                                                                        160,711
Outstanding Shares of Beneficial Interest - Institutional Class                                                            596,606
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                                    $     12.95
____________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                                              $     12.81
____________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A**                                                                             $     13.59
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                                        $     12.92
____________________________________________________________________________________________________________________________________

 + Par Value of $0.001, unlimited authorization
 * Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
** Maximum Offering Price Per Share is equal to Net Asset Value/94.25%

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 78

 ____________________________________________________________________________________________________________________________________

 Old Mutual                                                     Old Mutual
Barrow Hanley                                            Copper Rock International                               Old Mutual
 Value Fund                                                    Small Cap Fund                                   Focused Fund
____________________________________________________________________________________________________________________________________

 $    91,501                                                     $   91,525                                      $   492,985
____________________________________________________________________________________________________________________________________

 $   123,155                                                     $   96,090                                      $   592,138
           -                                                              -                                                -
           -                                                             61                                                -
          35                                                             31                                              221
           -                                                            266                                            2,811
         250                                                            459                                              429
           8                                                             25                                              124
           -                                                              -                                                -
           2                                                              1                                                7
____________________________________________________________________________________________________________________________________

     123,450                                                         96,933                                          595,730
____________________________________________________________________________________________________________________________________

           -                                                              -                                                -
          80                                                             77                                              358
         469                                                             62                                              268
           -                                                            242                                            2,348
           -                                                              2                                                -
           7                                                              5                                               31
          15                                                             85                                              352
____________________________________________________________________________________________________________________________________

         571                                                            473                                            3,357
____________________________________________________________________________________________________________________________________

 $   122,879                                                     $   96,460                                      $   592,373
____________________________________________________________________________________________________________________________________

 $   110,533                                                     $  117,817                                      $   908,515

         686                                                            655                                            1,148

     (19,994)                                                       (26,575)                                        (416,443)

      31,654                                                          4,563                                           99,153
____________________________________________________________________________________________________________________________________

 $   122,879                                                     $   96,460                                      $   592,373
____________________________________________________________________________________________________________________________________

 $    87,546                                                     $   90,029                                      $   555,142
       1,606                                                            143                                            7,352
      33,727                                                          6,288                                           29,879
____________________________________________________________________________________________________________________________________

  12,222,939                                                      7,951,438                                       23,279,043
     224,958                                                         12,864                                          311,130
   4,715,130                                                        552,887                                        1,249,427
____________________________________________________________________________________________________________________________________

 $      7.16                                                     $    11.32                                      $     23.85
____________________________________________________________________________________________________________________________________

 $      7.14                                                     $    11.12                                      $     23.63
____________________________________________________________________________________________________________________________________

 $      7.58                                                     $    11.80                                      $     25.07
____________________________________________________________________________________________________________________________________

 $      7.15                                                     $    11.37                                      $     23.91
____________________________________________________________________________________________________________________________________

                                                                 79

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - continued
AS OF MARCH 31, 2012

____________________________________________________________________________________________________________________________________

                                                                                                                      Old Mutual
                                                                                                                   Heitman REIT Fund
____________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                                     $   43,702
____________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                                    $   66,556
   Receivable for Capital Shares Sold                                                                                         70
   Receivable for Investment Securities Sold                                                                                 676
   Receivable for Dividends and Interest                                                                                     161
   Receivable from Investment Adviser                                                                                          9
   Other Assets                                                                                                                2
____________________________________________________________________________________________________________________________________

      Total Assets                                                                                                        67,474
____________________________________________________________________________________________________________________________________

Liabilities:
   Payable for Management Fees                                                                                                50
   Payable for Capital Shares Redeemed                                                                                        29
   Payable for Investment Securities Purchased                                                                                 -
   Payable for Trustees' Fees                                                                                                  4
   Accrued Expenses                                                                                                           18
____________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                                      101
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                            $   67,373
____________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital+                                                                                                   $   53,742
   Undistributed (Distribution in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                                                       99
   Accumulated Net Realized Loss on Investments                                                                           (9,322)
   Net Unrealized Appreciation on Investments                                                                             22,854
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                            $   67,373
____________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                                  $   56,055
Net Assets - Class A                                                                                                       4,976
Net Assets - Institutional Class                                                                                           6,342
____________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                                    5,720,042
Outstanding Shares of Beneficial Interest - Class A                                                                      510,543
Outstanding Shares of Beneficial Interest - Institutional Class                                                          650,766
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                                   $     9.80
____________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                                             $     9.75
____________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A**                                                                            $    10.34
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                                       $     9.75
____________________________________________________________________________________________________________________________________

 + Par Value of $0.001, unlimited authorization
 * Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
** Maximum Offering Price Per Share is equal to Net Asset Value/94.25%

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 80

____________________________________________________________________________________________________________________________________

  Old Mutual                                                    Old Mutual                                        Old Mutual
  Large Cap                                                    TS&W Mid-Cap                                     TS&W Small Cap
 Growth Fund                                                    Value Fund                                        Value Fund
____________________________________________________________________________________________________________________________________

  $  129,499                                                    $   147,609                                       $   85,423
____________________________________________________________________________________________________________________________________

  $  198,242                                                    $   173,925                                       $  108,957
          55                                                             15                                              142
           -                                                            850                                              290
         179                                                            464                                              124
          48                                                             26                                                3
           3                                                              3                                                1
____________________________________________________________________________________________________________________________________

     198,527                                                        175,283                                          109,517
____________________________________________________________________________________________________________________________________

         117                                                            140                                               92
         118                                                          1,647                                               81
           -                                                            559                                               15
          10                                                              9                                                6
         113                                                             34                                               22
____________________________________________________________________________________________________________________________________

         358                                                          2,389                                              216
____________________________________________________________________________________________________________________________________

  $  198,169                                                    $   172,894                                       $  109,301
____________________________________________________________________________________________________________________________________

  $  181,739                                                    $   153,794                                       $   86,694

          33                                                            628                                                -
     (52,346)                                                        (7,844)                                            (927)
      68,743                                                         26,316                                           23,534
____________________________________________________________________________________________________________________________________

  $  198,169                                                    $   172,894                                       $  109,301
____________________________________________________________________________________________________________________________________

  $  182,828                                                    $    68,366                                       $   87,984
         705                                                          1,512                                            2,251
      14,636                                                        103,016                                           19,066
____________________________________________________________________________________________________________________________________

   8,775,501                                                      7,564,025                                        4,725,859
      34,381                                                        167,948                                          124,457
     698,629                                                     11,404,406                                        1,016,759
____________________________________________________________________________________________________________________________________

  $    20.83                                                    $      9.04                                       $    18.62
____________________________________________________________________________________________________________________________________

  $    20.49                                                    $      9.01                                       $    18.08
____________________________________________________________________________________________________________________________________

  $    21.74                                                    $      9.56                                       $    19.18
____________________________________________________________________________________________________________________________________

  $    20.95                                                    $      9.03                                       $    18.75
____________________________________________________________________________________________________________________________________

                                                                 81

 STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - concluded
AS OF MARCH 31, 2012

_____________________________________________________________________________________________________________________________________________________________

                                                                                                   Old Mutual          Old Mutual             Old Mutual
                                                                                                 Barrow Hanley     Dwight Intermediate     Dwight Short Term
                                                                                                 Core Bond Fund     Fixed Income Fund      Fixed Income Fund
_____________________________________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                  $   31,559          $   67,810              $   142,881
_____________________________________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                 $   32,963          $   68,848              $   143,651
   Receivable for Capital Shares Sold                                                                       -                  23                       59
   Receivable for Investment Securities Sold                                                                -               2,134                    3,401
   Receivable for Dividends and Interest                                                                  279                 293                      609
   Receivable from Investment Adviser                                                                       6                  16                        -
   Other Assets                                                                                             1                   1                        1
_____________________________________________________________________________________________________________________________________________________________

      Total Assets                                                                                     33,249              71,315                  147,721
_____________________________________________________________________________________________________________________________________________________________

Liabilities:
   Payable to Investment Adviser                                                                            -                   -                       24
   Payable for Management Fees                                                                             17                  27                       56
   Payable for Capital Shares Redeemed                                                                     93                  94                       52
   Payable for Investment Securities Purchased                                                              -               2,126                    3,118
   Income Distribution Payable                                                                              -                  49                       16
   Payable for Trustees' Fees                                                                               2                   4                        8
   Payable for Distribution and Service Fees                                                                -                   4                        2
   Accrued Expenses                                                                                        15                  22                       25
_____________________________________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                   127               2,326                    3,301
_____________________________________________________________________________________________________________________________________________________________

Net Assets                                                                                         $   33,122          $   68,989              $   144,420
_____________________________________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital+                                                                                $   30,286          $   67,716              $   144,629
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                                     -                   -                       (4)
   Accumulated Net Realized Gain (Loss) on Investments                                                  1,432                 235                     (975)
   Net Unrealized Appreciation on Investments                                                           1,404               1,038                      770
_____________________________________________________________________________________________________________________________________________________________

Net Assets                                                                                         $   33,122          $   68,989              $   144,420
_____________________________________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                      N/A          $   23,720              $   110,458
Net Assets - Class A                                                                                      N/A              25,585                    3,917
Net Assets - Class C                                                                                      N/A               9,235                    6,781
Net Assets - Institutional Class                                                                   $   33,122              10,449                   23,264
_____________________________________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                       N/A           2,405,952               10,971,180
Outstanding Shares of Beneficial Interest - Class A                                                       N/A           2,593,772                  389,101
Outstanding Shares of Beneficial Interest - Class C                                                       N/A             936,797                  673,902
Outstanding Shares of Beneficial Interest - Institutional Class                                     3,132,466           1,058,630                2,311,818
_____________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                       N/A          $     9.86              $     10.07
_____________________________________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                                 N/A          $     9.86              $     10.07
_____________________________________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A                                                                  N/A          $    10.35**            $     10.38***
_____________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C++*                                     N/A          $     9.86              $     10.06
_____________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share -
   Institutional Class*                                                                            $    10.57          $     9.87              $     10.06
_____________________________________________________________________________________________________________________________________________________________

  + Par Value of $0.001, unlimited authorization
 ++ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
  * Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
 ** Maximum Offering Price Per Share is equal to Net Asset Value/95.25%
*** Maximum Offering Price Per Share is equal to Net Asset Value/97.00%
N/A - Not Applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 82

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED MARCH 31, 2012
_____________________________________________________________________________________________________________________________________________________________

                                                                                             Old Mutual                         Old Mutual
                                                                                            Analytic U.S.     Old Mutual       Copper Rock       Old Mutual
                                                                                             Long/Short      Barrow Hanley     International       Focused
                                                                                                Fund          Value Fund      Small Cap Fund        Fund
_____________________________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                   $   606          $ 3,550          $  2,093         $ 10,427
   Dividends from Affiliated Mutual Fund                                                             -                -                 -                2
   Less: Foreign Taxes Withheld                                                                      -              (11)             (153)            (163)
_____________________________________________________________________________________________________________________________________________________________

      Total Investment Income                                                                      606            3,539             1,940           10,266
_____________________________________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                 259              930               963            4,098
   Distribution and Service Fees:
      Class A                                                                                        6                5                 -               22
   Professional Fees                                                                                16               54                60              257
   Registration and SEC Fees                                                                        39               42                42               43
   Custodian Fees                                                                                   11                8                76               22
   Trustees' Fees                                                                                    5               30                26              141
   Transfer Agent Fees                                                                              50              124               425            2,210
   Dividend Expense on Securities Sold Short                                                        58                -                 -                -
   Interest Expense on Securities Sold Short                                                        57                -                 -                -
   Other Expenses                                                                                   23               46               120              383
_____________________________________________________________________________________________________________________________________________________________

      Total Expenses                                                                               524            1,239             1,712            7,176
_____________________________________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                                                   (66)             (94)             (408)          (1,791)
_____________________________________________________________________________________________________________________________________________________________

      Net Expenses                                                                                 458            1,145             1,304            5,385
_____________________________________________________________________________________________________________________________________________________________

   Net Investment Income                                                                           148            2,394               636            4,881
_____________________________________________________________________________________________________________________________________________________________

   Net Realized Gain from Security Transactions                                                  2,854            3,679            16,855           18,809
   Net Realized Loss on Securities Sold Short                                                     (724)               -                 -                -
   Net Realized Loss on Foreign Currency Transactions                                                -                -               (57)              (3)
   Net Realized Gain on Futures Contracts                                                          130                -                 -                -
   Net Change in Unrealized Appreciation (Depreciation) on Investments                          (2,243)           5,418           (25,628)          18,915
   Net Change in Unrealized Appreciation (Depreciation) on Securities
      Sold Short                                                                                 1,680                -                 -                -
   Net Change in Unrealized Appreciation (Depreciation) on
      Foreign Currency Transactions                                                                  -                -                (2)               -
   Net Change in Unrealized Appreciation (Depreciation) on
      Futures Contracts                                                                            (37)               -                 -                -
_____________________________________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Gain (Loss) on Investments                                        1,660            9,097            (8,832)          37,721
_____________________________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Resulting from Operations                                 $ 1,808          $11,491          $ (8,196)        $ 42,602
_____________________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 83

STATEMENTS OF OPERATIONS (000) - concluded
FOR THE YEAR ENDED MARCH 31, 2012

_______________________________________________________________________________________________________________________________________

                                                                                         Old Mutual      Old Mutual       Old Mutual
                                                                         Old Mutual      Large Cap          TS&W             TS&W
                                                                        Heitman REIT      Growth          Mid-Cap         Small Cap
                                                                            Fund           Fund          Value Fund       Value Fund
_______________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                              $1,302         $ 1,922          $  4,000         $ 1,230
   Interest                                                                    -               -                 -               -
   Less: Foreign Taxes Withheld                                               (4)             (9)              (14)              -
_______________________________________________________________________________________________________________________________________

      Total Investment Income                                              1,298           1,913             3,986           1,230
_______________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                           569           1,312             2,009           1,063
   Distribution and Service Fees:
      Class A                                                                 12               2                 5               6
      Class C                                                                  -               -                 -               -
   Professional Fees                                                          34              85               103              49
   Registration and SEC Fees                                                  39              43                43              43
   Custodian Fees                                                              6               8                16               7
   Printing Fees                                                              12             118                33              15
   Trustees' Fees                                                             16              47                57              26
   Transfer Agent Fees                                                        95             742               186             123
   Pricing Fees                                                                -               -                 -               1
   Other Expenses                                                             15              38                48              24
_______________________________________________________________________________________________________________________________________

      Total Expenses                                                         798           2,395             2,500           1,357
_______________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                             (63)           (730)             (295)            (50)
_______________________________________________________________________________________________________________________________________

      Net Expenses                                                           735           1,665             2,205           1,307
_______________________________________________________________________________________________________________________________________

   Net Investment Income (Loss)                                              563             248             1,781             (77)
_______________________________________________________________________________________________________________________________________

   Net Realized Gain from Security Transactions                            4,122          11,638            30,556           4,981
   Net Change in Unrealized Appreciation (Depreciation) on Investments     3,619           3,017           (31,886)         (4,671)
_______________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Gain (Loss) on Investments                  7,741          14,655            (1,330)            310
_______________________________________________________________________________________________________________________________________

   Increase in Net Assets Resulting from Operations                       $8,304         $14,903          $    451         $   233
_______________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.
(1) Includes $113 of net realized gains resulting from a redemption in kind for Old Mutual Barrow Hanley Core Bond Fund.

The accompanying notes are an integral part of the financial statements.

                                                                 84

____________________________________________________________________________________________________________________________________

                                                                                                    Old Mutual
                        Old Mutual                           Old Mutual                               Dwight
                          Barrow                               Dwight                               Short Term
                          Hanley                            Intermediate                              Fixed
                        Core Bond                           Fixed Income                              Income
                           Fund                                 Fund                                   Fund
____________________________________________________________________________________________________________________________________

                         $    -                               $    1                                 $    1
                          1,728                                2,076                                  3,307
                              -                                    -                                      -
____________________________________________________________________________________________________________________________________

                          1,728                                2,077                                  3,308
____________________________________________________________________________________________________________________________________

                            250                                  337                                    685

                              -                                   70                                     15
                              -                                  103                                     60
                             18                                   33                                     66
                             13                                   54                                     53
                              8                                   14                                     11
                              2                                   13                                     17
                             10                                   18                                     37
                              1                                   75                                    114
                             29                                   30                                     20
                             13                                   19                                     35
____________________________________________________________________________________________________________________________________

                            344                                  766                                  1,113
____________________________________________________________________________________________________________________________________

                            (52)                                (170)                                    (2)
____________________________________________________________________________________________________________________________________

                            292                                  596                                  1,111
____________________________________________________________________________________________________________________________________

                          1,436                                1,481                                  2,197
____________________________________________________________________________________________________________________________________

                          2,170 (1)                            2,345                                    505
                           (538)                                 155                                    536
____________________________________________________________________________________________________________________________________

                          1,632                                2,500                                  1,041
____________________________________________________________________________________________________________________________________

                         $3,068                               $3,981                                 $3,238
____________________________________________________________________________________________________________________________________

                                                                 85

STATEMENTS OF CHANGES IN NET ASSETS (000)

____________________________________________________________________________________________________________________________________

                                                                                                              Old Mutual
                                                                                                     Analytic U.S. Long/Short Fund
____________________________________________________________________________________________________________________________________

                                                                                                      4/1/11 to         4/1/10 to
                                                                                                       3/31/12           3/31/11
____________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                                                                       $    148          $    873
   Net Realized Gain from Investments, Securities Sold Short,
      Futures Contracts and Foreign Currency Transactions                                                2,260            13,532
   Net Change in Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short,
      Futures Contracts and Foreign Currency Transactions                                                 (600)          (14,588)
____________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                                       1,808              (183)
____________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                              (84)           (1,041)
      Class A                                                                                               (6)              (80)
      Institutional Class                                                                                  (84)             (314)
   Net Realized Gains from Investment Transactions:
      Class Z                                                                                                -                 -
      Class A                                                                                                -                 -
      Institutional Class                                                                                    -                 -
____________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                      (174)           (1,435)
____________________________________________________________________________________________________________________________________

   Decrease in Net Assets Derived from Capital Shares Transactions (1)                                 (27,364)          (95,819)
____________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                             (25,730)          (97,437)
____________________________________________________________________________________________________________________________________

Net Assets:
   Beginning of Period                                                                                  48,251           145,688
____________________________________________________________________________________________________________________________________

   End of Period                                                                                      $ 22,521          $ 48,251
____________________________________________________________________________________________________________________________________

Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)    $      -          $     23
____________________________________________________________________________________________________________________________________

(1) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 86

___________________________________________________________________________________________________

                                           Old Mutual
            Old Mutual              Copper Rock International                Old Mutual
     Barrow Hanley Value Fund            Small Cap Fund                     Focused Fund
___________________________________________________________________________________________________

  4/1/11 to        4/1/10 to        4/1/11 to        4/1/10 to        4/1/11 to        4/1/10 to
   3/31/12          3/31/11          3/31/12          3/31/11          3/31/12          3/31/11
___________________________________________________________________________________________________

  $  2,394         $  2,132         $    636         $   (850)        $  4,881         $  3,620

     3,679               51           16,798           19,371           18,806           32,705

     5,418            9,206          (25,630)           8,514           18,915           18,289
___________________________________________________________________________________________________

    11,491           11,389           (8,196)          27,035           42,602           54,614
___________________________________________________________________________________________________

    (1,506)          (1,390)          (1,711)            (187)          (7,671)          (4,140)
       (35)             (29)              (2)               -              (82)             (37)
      (747)            (726)            (129)              (2)            (479)            (244)

         -                -                -                -                -          (32,303)
         -                -                -                -                -           (2,023)
         -                -                -                -                -           (1,673)
___________________________________________________________________________________________________

    (2,288)          (2,145)          (1,842)            (189)          (8,232)         (40,420)
___________________________________________________________________________________________________

   (17,414)         (20,708)         (13,561)         (18,351)         (78,499)         (19,761)
___________________________________________________________________________________________________

    (8,211)         (11,464)         (23,599)           8,495          (44,129)          (5,567)
___________________________________________________________________________________________________

   131,090          142,554          120,059          111,564          636,502          642,069
___________________________________________________________________________________________________

  $122,879         $131,090         $ 96,460         $120,059         $592,373         $636,502
___________________________________________________________________________________________________

  $    686         $    580         $    655         $      -         $  1,148         $    407
___________________________________________________________________________________________________

                                                                 87

STATEMENTS OF CHANGES IN NET ASSETS (000)- continued

____________________________________________________________________________________________________________________________________

                                                                                                                 Old Mutual
                                                                                                              Heitman REIT Fund
____________________________________________________________________________________________________________________________________

                                                                                                         4/1/11 to       4/1/10 to
                                                                                                          3/31/12         3/31/11
____________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                                                                           $   563         $   490
   Net Realized Gain from Investments                                                                       4,122          10,549
   Net Change in Unrealized Appreciation (Depreciation) on Investments                                      3,619           2,170
____________________________________________________________________________________________________________________________________

   Net Increase in Net Assets Resulting from Operations                                                     8,304          13,209
____________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                                (497)           (367)
      Class A                                                                                                 (31)            (28)
      Institutional Class                                                                                     (77)           (100)
   Net Realized Gains from Investment Transactions:
      Class Z                                                                                                   -               -
      Class A                                                                                                   -               -
      Institutional Class                                                                                       -               -
   Return of Capital:
      Class Z                                                                                                   -            (226)
      Class A                                                                                                   -             (31)
      Institutional Class                                                                                       -             (72)
____________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                         (605)           (824)
____________________________________________________________________________________________________________________________________

   Decrease in Net Assets Derived from Capital Shares Transactions (1)                                     (6,444)         (9,563)
____________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                                  1,255           2,822
____________________________________________________________________________________________________________________________________

Net Assets:
   Beginning of Period                                                                                     66,118          63,296
____________________________________________________________________________________________________________________________________

   End of Period                                                                                          $67,373         $66,118
____________________________________________________________________________________________________________________________________

Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)        $    99         $(2,809)
____________________________________________________________________________________________________________________________________

(1) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 88

___________________________________________________________________________________________________

                                            Old Mutual                        Old Mutual
           Old Mutual                      TS&W Mid-Cap                     TS&W Small Cap
      Large Cap Growth Fund                 Value Fund                        Value Fund
___________________________________________________________________________________________________

  4/1/11 to        4/1/10 to        4/1/11 to        4/1/10 to        4/1/11 to        4/1/10 to
   3/31/12          3/31/11          3/31/12          3/31/11          3/31/12          3/31/11
___________________________________________________________________________________________________

  $    248         $    388        $   1,781         $  2,482         $    (77)        $   (232)
    11,638            9,758           30,556           30,522            4,981           16,885
     3,017           25,792          (31,886)          26,013           (4,671)            (136)
___________________________________________________________________________________________________

    14,903           35,938              451           59,017              233           16,517
___________________________________________________________________________________________________

      (187)            (377)            (733)            (388)               -                -
         -                -               (5)             (12)               -                -
       (28)             (84)          (1,433)          (1,499)               -                -

         -                -           (4,049)               -           (4,411)               -
         -                -              (86)               -             (128)               -
         -                -           (7,091)               -             (957)               -

         -                -                -                -                -                -
         -                -                -                -                -                -
         -                -                -                -                -                -
___________________________________________________________________________________________________

      (215)            (461)         (13,397)          (1,899)          (5,496)               -
___________________________________________________________________________________________________

   (25,724)         (33,256)        (100,560)         (24,898)          (6,892)         (13,528)
___________________________________________________________________________________________________

   (11,036)           2,221         (113,506)          32,220          (12,155)           2,989
___________________________________________________________________________________________________

   209,205          206,984          286,400          254,180          121,456          118,467
___________________________________________________________________________________________________

  $198,169         $209,205        $ 172,894         $286,400         $109,301         $121,456
___________________________________________________________________________________________________

  $     33         $      -        $     628         $    583         $      -         $      -
___________________________________________________________________________________________________

                                                                 89

STATEMENTS OF CHANGES IN NET ASSETS (000)- concluded

____________________________________________________________________________________________________________________________________

                                                                                                                 Old Mutual
                                                                                                                Barrow Hanley
                                                                                                               Core Bond Fund
____________________________________________________________________________________________________________________________________

                                                                                                         4/1/11 to       4/1/10 to
                                                                                                          3/31/12         3/31/11
____________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income                                                                                 $  1,436         $ 2,064
   Net Realized Gain from Investments                                                                       2,170           1,385
   Net Change in Unrealized Appreciation (Depreciation) on Investments                                       (538)           (450)
____________________________________________________________________________________________________________________________________

   Net Increase in Net Assets Resulting from Operations                                                     3,068           2,999
____________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                                   -               -
      Class A                                                                                                   -               -
      Class C                                                                                                   -               -
      Institutional Class                                                                                  (1,518)         (2,154)
   Net Realized Gains from Investment Transactions:
      Class Z                                                                                                   -               -
      Class A                                                                                                   -               -
      Class C                                                                                                   -               -
      Institutional Class                                                                                    (710)           (863)
____________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                       (2,228)         (3,017)
____________________________________________________________________________________________________________________________________

   Decrease in Net Assets Derived from Capital Shares Transactions (1)                                    (15,299)         (9,792)
____________________________________________________________________________________________________________________________________

   Total Decrease in Net Assets                                                                           (14,459)         (9,810)
____________________________________________________________________________________________________________________________________

Net Assets:
   Beginning of Period                                                                                     47,581          57,391
____________________________________________________________________________________________________________________________________

   End of Period                                                                                         $ 33,122         $47,581
____________________________________________________________________________________________________________________________________

Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)       $      -         $  (104)
____________________________________________________________________________________________________________________________________

(1) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 90

__________________________________________________________________

          Old Mutual                        Old Mutual
      Dwight Intermediate                Dwight Short Term
       Fixed Income Fund                 Fixed Income Fund
__________________________________________________________________

  4/1/11 to        4/1/10 to        4/1/11 to        4/1/10 to
   3/31/12          3/31/11          3/31/12          3/31/11
__________________________________________________________________

   $ 1,481         $  2,167         $  2,197         $  2,948
     2,345            3,316              505            1,398
       155           (1,394)             536             (887)
__________________________________________________________________

     3,981            4,089            3,238            3,459
__________________________________________________________________

      (586)            (407)          (2,166)          (2,539)
      (630)          (1,210)            (100)            (393)
      (152)            (349)             (89)          . (165)
      (332)            (496)            (405)            (371)

      (657)            (809)               -                -
      (850)          (1,926)               -                -
      (302)            (753)               -                -
      (377)            (673)               -                -
__________________________________________________________________

    (3,886)          (6,623)          (2,760)          (3,468)
__________________________________________________________________

    (9,850)         (21,271)         (18,666)         (48,434)
__________________________________________________________________

    (9,755)         (23,805)         (18,188)         (48,443)
__________________________________________________________________

    78,744          102,549          162,608          211,051
__________________________________________________________________

   $68,989         $ 78,744         $144,420         $162,608
__________________________________________________________________

   $     -         $      3         $     (4)        $     (9)
__________________________________________________________________

                                                                 91

STATEMENT OF CASH FLOWS (000)
FOR THE YEAR ENDED MARCH 31, 2012

____________________________________________________________________________________________________________________________________

                                                                                                                      Old Mutual
                                                                                                                     Analytic U.S.
                                                                                                                    Long/Short Fund
____________________________________________________________________________________________________________________________________

   Cash Flows Provided From (Used In) Operating Activities:
      Interest and Dividends Received                                                                                  $    619
      Purchases of Long-term Investment Securities                                                                      (86,157)
      Proceeds from Sales of Long-term Investment Securities                                                            110,987
      Net Cash Provided by Futures Transactions                                                                              76
      Net Cash Used in Short Sales Transactions                                                                          (3,686)
      Net Decrease in Short-term Investments                                                                              5,960
      Dividend and Interest Expense Paid                                                                                   (115)
      Operating Expenses Paid                                                                                              (397)
____________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                           27,287
____________________________________________________________________________________________________________________________________

   Cash Flows Provided From (Used in) Financing Activities:
      Decrease in Shares of Beneficial Interest Sold                                                                    (27,466)
      Dividends Paid, Excluding Reinvestments of $166                                                                        (8)
      Decrease in Deposits with Prime Brokers                                                                               187
____________________________________________________________________________________________________________________________________

   Net Cash Used in Financing Activities                                                                                (27,287)
____________________________________________________________________________________________________________________________________

   Net Change in Cash                                                                                                         -
   Cash at Beginning of Year                                                                                                  -
____________________________________________________________________________________________________________________________________

   Cash at End of Year                                                                                                 $      -
____________________________________________________________________________________________________________________________________

Reconciliation of Net Increase in Net Assets from Operations to
   Net Cash Provided from Operating Activities:
      Net Increase in Net Assets Resulting from Operations                                                             $  1,808
____________________________________________________________________________________________________________________________________

      Decrease in Investments                                                                                            25,537
      Decrease in Dividends and Interest Receivable                                                                          13
      Decrease in Variation Margin Payable                                                                                  (17)
      Decrease in Other Assets                                                                                                4
      Decrease in Accrued Expenses                                                                                          (58)
____________________________________________________________________________________________________________________________________

      Total Adjustments                                                                                                  25,479
____________________________________________________________________________________________________________________________________

      Net Cash Provided From Operating Activities                                                                      $ 27,287
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 92

 FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                                     Ratio of Net
             Net                     Realized and                                                                                    Net                     Net          Ratio          Ratio        Investment
            Asset         Net         Unrealized                    Dividends     Distributions        Total                        Asset                  Assets        of Net        of Gross         Income
            Value      Investment      Gains or          Total       from Net         from           Dividends                      Value                    End        Expenses      Expenses to       (Loss)       Portfolio
          Beginning      Income        (Losses)          from       Investment       Capital            and         Redemption       End        Total     of Period    to Average     Average Net     to Average     Turnover
          of Period    (Loss) (1)    on Securities    Operations      Income          Gains        Distributions       Fees       of Period    Return+      (000)      Net Assets*     Assets*,^     Net Assets*       Rate+
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

 Class Z
 2012       $11.87       $ 0.05        $ 1.09           $ 1.14       $(0.06)         $    -           $(0.06)           $-          $12.95       9.64%     $ 12,755     1.45%(@)         1.59%           0.41%        231.18%
 2011        10.76         0.12          1.32             1.44        (0.33)              -            (0.33)            -           11.87      13.66%       35,321     1.22%(@)         1.24%           1.14%        217.63%
 2010         7.85         0.10          2.90             3.00        (0.09)              -            (0.09)            -           10.76      38.30%      125,337     1.28%(@)         1.23%           1.01%        199.77%
 2009        13.11         0.06         (5.29)           (5.23)       (0.03)              -            (0.03)            -            7.85     (39.91)%     149,755     1.83%(@)         1.69%           0.57%        184.31%
 2008        14.20         0.03         (1.09)           (1.06)       (0.03)              -            (0.03)            -           13.11      (7.47)%      46,374     1.45%(@)         1.83%           0.18%        235.64%

 Class A
 2012       $11.74       $ 0.02        $ 1.08           $ 1.10       $(0.03)         $    -           $(0.03)           $-          $12.81       9.44%     $ 2,059      1.71%(@)         2.59%           0.17%        231.18%
 2011        10.67         0.09          1.30             1.39        (0.32)              -            (0.32)            -           11.74      13.29%       2,654      1.47%(@)         2.20%           0.91%        217.63%
 2010         7.77         0.07          2.89             2.96        (0.06)              -            (0.06)            -           10.67      38.09%       4,616      1.53%(@)         1.97%           0.76%        199.77%
 2009        13.02         0.01         (5.23)           (5.22)       (0.03)              -            (0.03)            -            7.77     (40.12)%      5,222      2.03%(@)         2.59%           0.07%        184.31%
 2008        14.15        (0.03)        (1.05)           (1.08)       (0.05)              -            (0.05)            -           13.02      (7.66)%     14,468      1.87%(@)         2.75%          (0.19)%       235.64%

 Institutional Class
 2012       $11.86       $ 0.07        $ 1.09           $ 1.16       $(0.10)         $    -           $(0.10)           $-          $12.92       9.88%     $ 7,707      1.27%(@)         1.45%           0.64%        231.18%
 2011        10.77         0.14          1.34             1.48        (0.39)              -            (0.39)            -           11.86      14.07%      10,276      1.02%(@)         1.24%           1.33%        217.63%
 2010         7.86         0.11          2.92             3.03        (0.12)              -            (0.12)            -           10.77      38.60%      15,735      1.09%(@)         1.18%           1.16%        199.77%
 2009        13.09         0.05         (5.25)           (5.20)       (0.03)              -            (0.03)            -            7.86     (39.73)%     24,956      1.60%(@)         1.71%           0.50%        184.31%
 2008        14.20         0.02         (1.05)           (1.03)       (0.08)              -            (0.08)            -           13.09      (7.32)%     44,322      1.47%(@)         1.63%           0.18%        235.64%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL BARROW HANLEY VALUE FUND

 Class Z
 2012       $ 6.69       $ 0.12        $ 0.47           $ 0.59       $(0.12)         $    -           $(0.12)           $-          $ 7.16       9.01%     $87,546      0.95%            1.03%           1.90%         15.30%
 2011         6.19         0.09          0.51             0.60        (0.10)              -            (0.10)            -            6.69       9.86%      86,659      0.95%            1.04%           1.58%         13.31%
 2010         4.01         0.10          2.19             2.29        (0.11)              -            (0.11)            -            6.19      57.65%      88,766      1.00%            1.07%           1.87%         24.80%
 2009         6.65         0.16         (2.68)           (2.52)       (0.12)              -            (0.12)            -            4.01     (38.29)%     67,325      1.10%            1.22%           3.03%         17.05%
 2008         8.82         0.14         (0.97)           (0.83)       (0.20)          (1.14)           (1.34)            -            6.65     (11.49)%     86,801      1.10%            1.37%           1.59%          9.69%

 Class A
 2012       $ 6.67       $ 0.12        $ 0.45           $ 0.57       $(0.10)         $    -           $(0.10)           $-          $ 7.14       8.77%     $ 1,606      1.20%            1.96%           1.84%         15.30%
 2011         6.17         0.08          0.50             0.58        (0.08)              -            (0.08)            -            6.67       9.59%       2,325      1.20%            2.04%           1.31%         13.31%
 2010         4.00         0.09          2.17             2.26        (0.09)              -            (0.09)            -            6.17      57.05%       2,514      1.26%            1.76%           1.72%         24.80%
 2009         6.64         0.14         (2.66)           (2.52)       (0.12)              -            (0.12)            -            4.00     (38.39)%      2,530      1.35%            2.23%           2.76%         17.05%
 2008         8.80         0.12         (0.97)           (0.85)       (0.17)          (1.14)           (1.31)            -            6.64     (11.68)%      2,379      1.35%            2.38%           1.36%          9.69%

 Institutional Class
 2012       $ 6.68       $ 0.13        $ 0.46           $ 0.59       $(0.12)         $    -           $(0.12)           $-          $ 7.15       9.13%     $33,727      0.85%            0.88%           2.00%         15.30%
 2011         6.18         0.10          0.51             0.61        (0.11)              -            (0.11)            -            6.68       9.99%      42,106      0.85%            0.89%           1.67%         13.31%
 2010         4.01         0.11          2.18             2.29        (0.12)              -            (0.12)            -            6.18      57.64%      51,274      0.87%            0.90%           2.01%         24.80%
 2009         6.63         0.17         (2.66)           (2.49)       (0.13)              -            (0.13)            -            4.01     (38.06)%     44,011      0.90%            1.02%           3.24%         17.05%
 2008         8.83         0.41         (1.25)           (0.84)       (0.22)          (1.14)           (1.36)            -            6.63     (11.57)%     51,690      0.90%            1.02%           2.00%          9.69%
________________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 93

FINANCIAL HIGHLIGHTS - continued
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                                                     Ratio of Net
             Net                     Realized and                                                                                                    Net                     Net          Ratio          Ratio        Investment
            Asset         Net         Unrealized                    Dividends     Distributions        Total                                        Asset                  Assets        of Net        of Gross         Income
            Value      Investment      Gains or          Total       from Net         from           Dividends                                      Value                    End        Expenses      Expenses to       (Loss)       Portfolio
          Beginning      Income        (Losses)          from       Investment       Capital            and           Capital       Redemption       End        Total     of Period    to Average     Average Net     to Average     Turnover
          of Period    (Loss) (1)    on Securities    Operations      Income          Gains        Distributions    Contribution       Fees       of Period    Return+      (000)      Net Assets*     Assets*,^     Net Assets*       Rate+
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL COPPER ROCK INTERNATIONAL SMALL CAP FUND

 Class Z
 2012      $12.14        $ 0.07         $(0.88)         $(0.81)       $(0.21)        $    -           $(0.21)          $0.20(>)         $-          $11.32    (4.81)%(>)   $ 90,029       1.30%            1.69%         0.60%        207.15%
 2011        9.44         (0.08)          2.80            2.72         (0.02)             -            (0.02)              -             -           12.14    28.82%        118,679       1.30%            1.59%        (0.80)%       151.76%
 2010        6.37         (0.05)          3.14(5)         3.09         (0.02)             -            (0.02)              -             -            9.44    48.56%(5)     107,478       1.30%            1.74%        (0.65)%       171.87%
 2009        9.78             -          (3.41)(5)       (3.41)            -              -                -               -             -            6.37   (34.87)%(5)     79,518       1.10%            1.75%        (0.01)%       289.91%
 2008       13.47         (0.03)         (0.96)          (0.99)            -          (2.70)           (2.70)              -             -            9.78   (11.00)%        24,156       1.35%            1.74%        (0.19)%       142.78%

 Class A
 2012      $11.88        $ 0.03         $(0.84)         $(0.81)       $(0.15)        $    -           $(0.15)          $0.20(>)         $-          $11.12    (4.96)%(>)   $    143       1.55%           10.50%         0.26%        207.15%
 2011        9.25         (0.10)          2.73            2.63             -              -                -               -             -           11.88    28.43%            207       1.55%            3.23%        (1.02)%       151.76%
 2010        6.25         (0.08)          3.09(5)         3.01         (0.01)             -            (0.01)              -             -            9.25    48.12%(5)         918       1.55%            0.44%        (0.97)%       171.87%
 2009        9.61         (0.03)         (3.33)(5)       (3.36)            -              -                -               -             -            6.25   (34.96)%(5)        720       1.36%            4.20%        (0.32)%       289.91%
 2008       13.31         (0.06)         (0.94)          (1.00)            -          (2.70)           (2.70)              -             -            9.61   (11.22)%         1,261       1.60%            3.03%        (0.49)%       142.78%

 Institutional Class
 2012      $12.20        $ 0.13         $(0.93)         $(0.80)       $(0.24)        $    -           $(0.24)          $0.21(>)         $-          $11.37    (4.55)%(>)   $  6,288       1.05%            1.46%         1.15%        207.15%
 2011        9.49         (0.06)          2.81            2.75         (0.04)             -            (0.04)              -             -           12.20    29.00%          1,173       1.05%            2.22%        (0.61)%       151.76%
 2010        6.39         (0.03)          3.16(5)         3.13         (0.03)             -            (0.03)              -             -            9.49    49.05%(5)       3,168       1.05%            1.14%        (0.35)%       171.87%
 2009        9.80         (0.02)         (3.39)(5)       (3.41)            -              -                -               -             -            6.39   (34.80)%(5)     11,923       1.06%           18.23%        (0.32)%       289.91%
 2008       13.48             -          (0.98)          (0.98)            -          (2.70)           (2.70)              -             -            9.80   (10.92)%             -       1.10%        3,635.24%        (0.02)%       142.78%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL FOCUSED FUND

 Class Z
 2012      $22.17        $ 0.18         $ 1.66          $ 1.84        $(0.32)        $    -           $(0.32)          $0.16(>)         $-          $23.85     9.29%(>)    $555,142       0.95%            1.28%         0.85%         99.00%
 2011       21.75          0.12           1.71            1.83         (0.15)         (1.26)           (1.41)              -             -           22.17     9.71%        595,397       0.95%            1.32%         0.60%        114.74%
 2010       14.58          0.10           7.20            7.30         (0.13)             -            (0.13)              -             -           21.75    50.14%        577,028       0.95%            1.38%         0.50%        318.10%
 2009       21.84          0.25          (7.20)          (6.95)        (0.24)         (0.07)           (0.31)              -             -           14.58   (31.88)%        42,976       1.12%            1.45%         1.33%        309.24%
 2008       23.53          0.19          (0.86)          (0.67)        (0.06)         (0.96)           (1.02)              -             -           21.84    (3.21)%        17,780       1.15%            1.36%         0.78%         97.93%

 Class A
 2012      $21.92        $ 0.12         $ 1.67          $ 1.79        $(0.24)        $    -           $(0.24)          $0.16(>)         $-          $23.63     9.08%(>)    $  7,352       1.20%            1.44%         0.58%         99.00%
 2011       21.49          0.08           1.66            1.74         (0.05)         (1.26)           (1.31)              -             -           21.92     9.34%         12,226       1.20%            1.42%         0.40%        114.74%
 2010       14.44          0.10           7.08            7.18         (0.13)             -            (0.13)              -             -           21.49    49.80%         33,875       1.20%            1.38%         0.49%        318.10%
 2009       21.68          0.18          (7.11)          (6.93)        (0.24)         (0.07)           (0.31)              -             -           14.44   (32.04)%         1,950       1.35%            2.76%         1.01%        309.24%
 2008       23.39          0.11          (0.83)          (0.72)        (0.03)         (0.96)           (0.99)              -             -           21.68    (3.46)%         1,690       1.40%            2.20%         0.44%         97.93%

 Institutional Class
 2012      $22.23        $ 0.22         $ 1.66          $ 1.88        $(0.36)        $    -           $(0.36)          $0.16(>)         $-          $23.91     9.45%(>)    $ 29,879       0.80%            0.89%         1.02%         99.00%
 2011       21.81          0.15           1.71            1.86         (0.18)         (1.26)           (1.44)              -             -           22.23     9.86%         28,879       0.80%            0.95%         0.75%        114.74%
 2010       14.62          0.18           7.18            7.36         (0.17)             -            (0.17)              -             -           21.81    50.44%         31,166       0.80%            0.91%         0.91%        318.10%
 2009       21.81          0.30          (7.17)          (6.87)        (0.25)         (0.07)           (0.32)              -             -           14.62   (31.58)%        15,451       0.71%            0.98%         1.60%        309.24%
 2008       23.54          0.29          (0.93)          (0.64)        (0.13)         (0.96)           (1.09)              -             -           21.81    (3.12)%        23,097       0.80%            1.02%         1.46%         97.93%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 94

                                                                                                                                                                                                               Ratio of Net
             Net                     Realized and                                                                                              Net                      Net          Ratio          Ratio       Investment
            Asset         Net         Unrealized                    Dividends    Distributions                    Total                       Asset                   Assets        of Net        of Gross        Income
            Value      Investment      Gains or          Total       from Net        from          Return       Dividends                     Value                     End        Expenses      Expenses to      (Loss)        Portfolio
          Beginning      Income        (Losses)          from       Investment      Capital          of            and        Redemption       End         Total     of Period    to Average     Average Net    to Average      Turnover
          of Period    (Loss) (1)    on Securities    Operations      Income         Gains         Capital    Distributions      Fees       of Period     Return+      (000)      Net Assets*     Assets*,^     Net Assets*       Rate+
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL HEITMAN REIT FUND

 Class Z
 2012      $ 8.66         $ 0.08        $ 1.14          $ 1.22        $(0.08)      $    -        $    -          $(0.08)           $-         $ 9.80       14.27%     $ 56,055       1.16%            1.22%         0.90%        115.13%
 2011        7.10           0.06          1.60            1.66         (0.06)           -         (0.04)(2)       (0.10)            -           8.66       23.59%       49,863       1.19%            1.24%         0.75%        169.65%
 2010        3.67           0.12          3.44            3.56         (0.13)           -             -           (0.13)            -           7.10       98.07%       41,059       1.25%            1.32%         2.20%        182.26%
 2009        9.12           0.21         (5.50)          (5.29)        (0.16)           -             -           (0.16)            -           3.67      (58.68)%      23,233       1.07%            1.23%         2.97%         86.69%
 2008       15.34           0.09         (2.85)          (2.76)        (0.27)       (3.19)            -           (3.46)            -           9.12      (18.90)%      68,843       1.25%            1.36%         0.71%         66.23%

 Class A
 2012      $ 8.61         $ 0.05        $ 1.15          $ 1.20        $(0.06)      $    -        $    -          $(0.06)           $-         $ 9.75       13.96%     $  4,976       1.50%            1.75%         0.58%        115.13%
 2011        7.06           0.05          1.58            1.63         (0.05)           -         (0.03)(2)       (0.08)            -           8.61       23.16%        5,293       1.50%            1.75%         0.58%        169.65%
 2010        3.65           0.11          3.42            3.53         (0.12)           -             -           (0.12)            -           7.06       97.55%        9,457       1.50%            1.63%         1.92%        182.26%
 2009        9.08           0.20         (5.49)          (5.29)        (0.14)           -             -           (0.14)            -           3.65      (58.85)%       4,333       1.40%            1.95%         2.78%         86.69%
 2008       15.34           0.29         (3.07)          (2.78)        (0.29)       (3.19)            -           (3.48)            -           9.08      (19.05)%      10,438       1.50%            1.64%         3.14%         66.23%

 Institutional Class
 2012      $ 8.61         $ 0.09        $ 1.15          $ 1.24        $(0.10)      $    -        $    -          $(0.10)           $-         $ 9.75       14.58%     $  6,342       0.95%            1.23%         1.06%        115.13%
 2011        7.06           0.08          1.59            1.67         (0.07)           -         (0.05)(2)       (0.12)            -           8.61       23.86%       10,962       0.95%            1.13%         1.07%        169.65%
 2010        3.65           0.12          3.44            3.56         (0.15)           -             -           (0.15)            -           7.06       98.52%       12,780       0.95%            1.22%         1.92%        182.26%
 2009        9.06           0.17         (5.41)          (5.24)        (0.17)           -             -           (0.17)            -           3.65      (58.56)%       2,304       0.91%            1.31%         2.06%         86.69%
 2008       15.34           0.32         (3.07)          (2.75)        (0.34)       (3.19)            -           (3.53)            -           9.06      (18.85)%      24,318       0.95%            1.26%         3.98%         66.23%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL LARGE CAP GROWTH FUND

 Class Z
 2012      $19.24         $ 0.02        $ 1.59          $ 1.61        $(0.02)      $    -        $    -          $(0.02)           $-         $20.83        8.39%     $182,828       0.89%            1.30%         0.13%         26.52%
 2011       16.21           0.03          3.04            3.07         (0.04)           -             -           (0.04)            -          19.24       18.93%      188,671       0.98%            1.32%         0.18%         33.10%
 2010       11.18           0.04          5.05            5.09         (0.05)           -         (0.01)          (0.06)            -          16.21       45.52%      178,941       1.08%            1.44%         0.27%         99.02%
 2009       18.91           0.02         (7.75)          (7.73)            -            -             -               -             -          11.18      (40.88)%     136,809       1.25%            1.61%         0.14%        160.62%
 2008       18.28          (0.06)         0.69            0.63             -            -             -               -             -          18.91        3.45%       94,245       1.25%            1.68%        (0.31)%       112.65%

 Class A
 2012      $18.95         $(0.03)       $ 1.57          $ 1.54        $    -       $    -        $    -          $    -            $-         $20.49        8.13%     $    705       1.14%            2.93%        (0.15)%        26.52%
 2011       15.98          (0.01)         2.98            2.97             -            -             -               -             -          18.95       18.59%        1,111       1.23%            2.70%        (0.07)%        33.10%
 2010       11.01              -          4.98            4.98         (0.01)           -             -           (0.01)            -          15.98       45.22%        1,066       1.36%            0.36%         0.01%         99.02%
 2009       18.69          (0.01)        (7.67)          (7.68)            -            -             -               -             -          11.01      (41.09)%       1,700       1.50%            2.44%        (0.06)%       160.62%
 2008       18.11          (0.10)         0.68            0.58             -            -             -               -             -          18.69        3.20%        2,002       1.50%            3.31%        (0.51)%       112.65%

 Institutional Class
 2012      $19.35         $ 0.04        $ 1.60          $ 1.64        $(0.04)      $    -        $    -          $(0.04)           $-         $20.95        8.51%     $ 14,636       0.79%            0.90%         0.20%         26.52%
 2011       16.31           0.05          3.04            3.09         (0.05)           -             -           (0.05)            -          19.35       18.99%       19,423       0.88%            0.85%         0.28%         33.10%
 2010       11.25           0.06          5.07            5.13         (0.05)           -         (0.02)          (0.07)            -          16.31       45.69%       26,977       0.90%            0.79%         0.41%         99.02%
 2009       18.96           0.19         (7.90)          (7.71)            -            -             -               -             -          11.25      (40.66)%       1,610       0.95%            8.98%         1.74%        160.62%
 2008       18.29          (0.01)         0.68            0.67             -            -             -               -             -          18.96        3.66%            -       0.95%        3,758.64%        (0.05)%       112.65%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                 95

FINANCIAL HIGHLIGHTS - continued
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                                     Ratio of Net
             Net                     Realized and                                                                                    Net                     Net          Ratio          Ratio        Investment
            Asset         Net         Unrealized                    Dividends     Distributions        Total                        Asset                  Assets        of Net        of Gross         Income
            Value      Investment      Gains or         Total        from Net         from           Dividends                      Value                    End        Expenses      Expenses to       (Loss)       Portfolio
          Beginning      Income        (Losses)          from       Investment       Capital            and         Redemption       End        Total     of Period    to Average     Average Net     to Average     Turnover
          of Period    (Loss) (1)    on Securities    Operations      Income          Gains        Distributions       Fees       of Period    Return+      (000)      Net Assets*     Assets*,^     Net Assets*       Rate+
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL TS&W MID-CAP VALUE FUND

 Class Z
 2012      $ 9.50        $ 0.07          $ 0.12         $ 0.19       $(0.10)         $(0.55)          $(0.65)           $-          $ 9.04     2.77%       $ 68,366       1.12%            1.36%         0.83%        100.56%
 2011        7.92          0.07            1.56           1.63        (0.05)              -            (0.05)            -            9.50    20.59%         76,756       1.12%            1.37%         0.80%         89.21%
 2010        5.65          0.05            2.26           2.31        (0.04)              -            (0.04)            -            7.92    40.90%         76,965       1.12%            1.38%         0.64%        125.29%
 2009++      6.02          0.07           (0.41)         (0.34)       (0.03)              -            (0.03)            -            5.65    (5.60)%        60,618       1.12%            3.20%         1.29%        163.38%

 Class A
 2012      $ 9.42        $ 0.03          $ 0.14         $ 0.17       $(0.03)         $(0.55)          $(0.58)           $-          $ 9.01     2.54%       $  1,512       1.40%            2.34%         0.32%        100.56%
 2011        7.86          0.04            1.54           1.58        (0.02)              -            (0.02)            -            9.42    20.14%          4,234       1.40%            2.10%         0.53%         89.21%
 2010        5.61          0.03            2.24           2.27        (0.02)              -            (0.02)            -            7.86    40.41%          5,408       1.40%            1.94%         0.36%        125.29%
 2009        8.69          0.02           (3.07)         (3.05)       (0.03)              -            (0.03)            -            5.61   (35.07)%         5,304       1.40%            2.53%         0.29%        163.38%
 2008(4)    10.00          0.01           (1.32)         (1.31)           -               -                -             -            8.69   (13.10)%         2,340       1.40%            3.69%         0.17%         66.60%

 Institutional Class
 2012      $ 9.49        $ 0.08          $ 0.12         $ 0.20       $(0.11)         $(0.55)          $(0.66)           $-          $ 9.03     2.91%       $103,016       1.00%            1.08%         0.85%        100.56%
 2011        7.92          0.08            1.55           1.63        (0.06)              -            (0.06)            -            9.49    20.61%        205,410       1.00%            1.06%         0.91%         89.21%
 2010        5.65          0.06            2.25           2.31        (0.04)              -            (0.04)            -            7.92    41.01%        171,807       1.00%            1.06%         0.82%        125.29%
 2009        8.72          0.05           (3.08)         (3.03)       (0.04)              -            (0.04)            -            5.65   (34.81)%        57,430       1.00%            1.18%         0.58%        163.38%
 2008(4)    10.00          0.04           (1.31)         (1.27)       (0.01)              -            (0.01)            -            8.72   (12.75)%        56,426       1.00%            1.10%         0.57%         66.60%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL TS&W SMALL CAP VALUE FUND

 Class Z
 2012      $19.55        $(0.02)         $ 0.05         $ 0.03       $    -          $(0.96)          $(0.96)           $-          $18.62     0.85%       $ 87,984       1.25%            1.27%        (0.09)%        49.16%
 2011       16.80         (0.04)           2.79           2.75            -               -                -             -           19.55    16.37%         98,269       1.25%            1.26%        (0.23)%        55.43%
 2010       11.29          0.03            5.51           5.54        (0.03)              -            (0.03)            -           16.80    49.10%         86,737       1.25%            1.30%         0.18%         83.31%
 2009       19.76          0.02           (6.77)(5)      (6.75)       (0.02)          (1.70)           (1.72)            -           11.29   (34.57)%(5)     55,976       1.23%            1.37%         0.15%        139.92%
 2008       26.30         (0.13)          (2.52)         (2.65)           -           (3.89)           (3.89)            -           19.76   (11.53)%        45,862       1.30%            1.49%        (0.51)%        40.37%

 Class A
 2012      $19.06        $(0.06)         $ 0.04         $(0.02)      $    -          $(0.96)          $(0.96)           $-          $18.08     0.60%       $  2,251       1.50%            2.27%        (0.34)%        49.16%
 2011       16.43         (0.08)           2.71           2.63            -               -                -             -           19.06    16.01%          3,068       1.50%            2.10%        (0.46)%        55.43%
 2010       11.05         (0.01)           5.39           5.38            -               -                -             -           16.43    48.71%          4,815       1.50%            1.47%        (0.08)%        83.31%
 2009       19.43             -           (6.66)(5)      (6.66)       (0.02)          (1.70)           (1.72)            -           11.05   (34.71)%(5)      2,160       1.53%            3.25%        (0.01)%       139.92%
 2008       25.99         (0.16)          (2.51)         (2.67)           -           (3.89)           (3.89)            -           19.43   (11.75)%         1,137       1.55%            4.57%        (0.71)%        40.37%

 Institutional Class
 2012      $19.65        $ 0.01          $ 0.05         $ 0.06       $    -          $(0.96)          $(0.96)           $-          $18.75     1.00%       $ 19,066       1.10%            1.18%         0.06%         49.16%
 2011       16.87         (0.01)           2.79           2.78            -               -                -             -           19.65    16.48%         20,119       1.10%            1.18%        (0.08)%        55.43%
 2010       11.32          0.05            5.54           5.59        (0.04)              -            (0.04)            -           16.87    49.46%         26,915       1.10%            1.16%         0.34%         83.31%
 2009++     14.28          0.02           (1.26)(5)      (1.24)       (0.02)          (1.70)           (1.72)            -           11.32    (9.52)%(5)          -       1.09%       24,873.11%         0.15%        139.92%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL BARROW HANLEY CORE BOND FUND

 Institutional Class
 2012      $10.42        $ 0.37          $ 0.36         $ 0.73       $(0.39)         $(0.20)          $(0.59)           $-          $10.57     7.12%       $ 33,122       0.70%            0.83%         3.45%         72.63%
 2011       10.47          0.41            0.15           0.56        (0.43)          (0.18)           (0.61)            -           10.42     5.38%         47,581       0.70%            0.82%         3.84%         90.91%
 2010        9.96          0.47            0.75           1.22        (0.48)          (0.23)           (0.71)            -           10.47    12.42%         57,391       0.70%            0.78%         4.51%        114.66%
 2009       10.19          0.45           (0.09)          0.36        (0.45)          (0.14)           (0.59)            -            9.96     3.72%         43,091       0.70%            0.75%         4.57%        201.34%
 2008(3)    10.00          0.17            0.19           0.36        (0.17)              -            (0.17)            -           10.19     3.58%         47,060       0.70%            0.95%         4.68%         70.77%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 96

                                                                                                                                                                                                     Ratio of Net
             Net                     Realized and                                                                                    Net                     Net          Ratio          Ratio        Investment
            Asset         Net         Unrealized                    Dividends     Distributions        Total                        Asset                  Assets        of Net        of Gross         Income
            Value      Investment      Gains or         Total        from Net         from           Dividends                      Value                    End        Expenses      Expenses to       (Loss)       Portfolio
          Beginning      Income        (Losses)          from       Investment       Capital            and         Redemption       End        Total     of Period    to Average     Average Net     to Average     Turnover
          of Period    (Loss) (1)    on Securities    Operations      Income          Gains        Distributions       Fees       of Period    Return+      (000)      Net Assets*     Assets*,^     Net Assets*       Rate+
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND

 Class Z
 2012      $ 9.87         $0.22          $ 0.33          $0.55       $(0.25)         $(0.31)          $(0.56)           $-          $ 9.86      5.63%      $23,720        0.58%          0.83%           2.19%        488.73%
 2011       10.24          0.29            0.21           0.50        (0.33)          (0.54)           (0.87)            -            9.87      5.00%       22,930        0.58%          0.89%           2.86%        575.48%
 2010        9.79          0.38            0.55           0.93        (0.39)          (0.09)           (0.48)            -           10.24      9.62%       10,659        0.58%          0.79%           3.71%        456.70%
 2009       10.17          0.47           (0.09)(5)       0.38        (0.47)          (0.29)           (0.76)            -            9.79      3.97%(5)     6,489        0.53%          1.90%           4.78%        214.25%
 2008       10.09          0.50            0.04           0.54        (0.46)              -            (0.46)            -           10.17      5.50%        2,721        0.82%          1.79%           4.64%        277.91%

 Class A
 2012      $ 9.88         $0.19          $ 0.32          $0.51       $(0.22)         $(0.31)          $(0.53)           $-          $ 9.86      5.26%      $25,585        0.83%          1.01%           1.95%        488.73%
 2011       10.24          0.27            0.21           0.48        (0.30)          (0.54)           (0.84)            -            9.88      4.83%       30,532        0.83%          1.05%           2.61%        575.48%
 2010        9.80          0.35            0.54           0.89        (0.36)          (0.09)           (0.45)            -           10.24      9.24%       52,148        0.83%          1.00%           3.47%        456.70%
 2009       10.18          0.44           (0.09)(5)       0.35        (0.44)          (0.29)           (0.73)            -            9.80      3.75%(5)    34,967        0.83%          1.15%           4.51%        214.25%
 2008       10.09          0.43            0.10           0.53        (0.44)              -            (0.44)            -           10.18      5.37%          808        1.04%          4.71%           4.40%        277.91%

 Class C
 2012      $ 9.87         $0.12          $ 0.33          $0.45       $(0.15)         $(0.31)          $(0.46)           $-          $ 9.86      4.58%      $ 9,235        1.58%          1.90%           1.20%        488.73%
 2011       10.24          0.19            0.21           0.40        (0.23)          (0.54)           (0.77)            -            9.87      3.93%       11,462        1.58%          1.87%           1.86%        575.48%
 2010        9.79          0.28            0.55           0.83        (0.29)          (0.09)           (0.38)            -           10.24      8.54%       20,717        1.58%          1.79%           2.73%        456.70%
 2009       10.17          0.36           (0.08)(5)       0.28        (0.37)          (0.29)           (0.66)            -            9.79      2.97%(5)    14,759        1.58%          2.33%           3.72%        214.25%
 2008       10.09          0.32            0.12           0.44        (0.36)              -            (0.36)            -           10.17      4.51%        1,102        1.70%          7.92%           3.74%        277.91%

 Institutional Class
 2012      $ 9.89         $0.23          $ 0.32          $0.55       $(0.26)         $(0.31)          $(0.57)           $-          $ 9.87      5.60%      $10,449        0.50%          0.72%           2.28%        488.73%
 2011       10.25          0.30            0.22           0.52        (0.34)          (0.54)           (0.88)            -            9.89      5.18%       13,820        0.50%          0.70%           2.94%        575.48%
 2010        9.80          0.38            0.55           0.93        (0.39)          (0.09)           (0.48)            -           10.25      9.70%       19,025        0.50%          0.66%           3.75%        456.70%
 2009       10.17          0.47           (0.08)(5)       0.39        (0.47)          (0.29)           (0.76)            -            9.80      4.07%(5)    20,458        0.50%          0.75%           4.69%        214.25%
 2008       10.09          0.43            0.16           0.59        (0.51)              -            (0.51)            -           10.17      6.04%       69,653        0.54%          0.58%           4.75%        277.91%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                 97

FINANCIAL HIGHLIGHTS - concluded
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                                     Ratio of Net
             Net                     Realized and                                                                                    Net                     Net          Ratio          Ratio        Investment
            Asset         Net         Unrealized                    Dividends     Distributions        Total                        Asset                  Assets        of Net        of Gross         Income
            Value      Investment      Gains or         Total        from Net         from           Dividends                      Value                    End        Expenses      Expenses to       (Loss)       Portfolio
          Beginning      Income        (Losses)          from       Investment       Capital            and         Redemption       End        Total     of Period    to Average     Average Net     to Average     Turnover
          of Period    (Loss) (1)    on Securities    Operations      Income          Gains        Distributions       Fees       of Period    Return+      (000)      Net Assets*     Assets*,^     Net Assets*       Rate+
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND

 Class Z
 2012      $10.04         $0.15          $ 0.07          $0.22       $(0.19)             $-           $(0.19)           $-          $10.07      2.16%     $110,458        0.70%           0.66%          1.47%        142.03%
 2011       10.05          0.17            0.02           0.19        (0.20)              -            (0.20)            -           10.04      1.88%      123,841        0.70%           0.66%          1.68%        105.97%
 2010        9.76          0.26            0.29           0.55        (0.26)              -            (0.26)            -           10.05      5.73%      135,568        0.70%           0.62%          2.62%        186.26%
 2009        9.98          0.38           (0.24)          0.14        (0.36)              -            (0.36)            -            9.76      1.45%      131,759        0.70%           0.71%          3.90%        262.55%
 2008        9.90          0.42            0.06           0.48        (0.40)              -            (0.40)            -            9.98      4.90%      158,524        0.70%           0.87%          4.15%        188.14%

 Class A
 2012      $10.04         $0.13          $ 0.06          $0.19       $(0.16)             $-           $(0.16)           $-          $10.07      1.90%     $  3,917        0.95%           1.27%          1.25%        142.03%
 2011       10.05          0.15            0.01           0.16        (0.17)              -            (0.17)            -           10.04      1.62%        8,906        0.95%           1.06%          1.47%        105.97%
 2010        9.76          0.24            0.29           0.53        (0.24)              -            (0.24)            -           10.05      5.48%       40,848        0.95%           0.96%          2.36%        186.26%
 2009        9.99          0.35           (0.23)          0.12        (0.35)              -            (0.35)            -            9.76      1.23%       27,262        0.95%           1.06%          3.56%        262.55%
 2008        9.90          0.39            0.08           0.47        (0.38)              -            (0.38)            -            9.99      4.80%        1,104        0.95%           2.75%          3.86%        188.14%

 Class C
 2012      $10.03         $0.07          $ 0.07          $0.14       $(0.11)             $-           $(0.11)           $-          $10.06      1.39%     $  6,781        1.45%           1.60%          0.73%        142.03%
 2011       10.04          0.10            0.01           0.11        (0.12)              -            (0.12)            -           10.03      1.12%        9,763        1.45%           1.54%          0.94%        105.97%
 2010        9.75          0.18            0.30           0.48        (0.19)              -            (0.19)            -           10.04      4.95%       17,726        1.45%           1.50%          1.85%        186.26%
 2009        9.98          0.30           (0.24)          0.06        (0.29)              -            (0.29)            -            9.75      0.63%       11,939        1.45%           1.74%          3.07%        262.55%
 2008        9.90          0.30            0.11           0.41        (0.33)              -            (0.33)            -            9.98      4.21%        2,589        1.45%           2.73%          3.43%        188.14%

 Institutional Class
 2012      $10.03         $0.16          $ 0.07          $0.23       $(0.20)             $-           $(0.20)           $-          $10.06      2.31%     $ 23,264        0.55%           0.65%          1.61%        142.03%
 2011       10.04          0.18            0.02           0.20        (0.21)              -            (0.21)            -           10.03      2.04%       20,098        0.55%           0.65%          1.83%        105.97%
 2010        9.75          0.26            0.31           0.57        (0.28)              -            (0.28)            -           10.04      5.88%       16,909        0.55%           0.73%          2.55%        186.26%
 2009        9.97          0.39           (0.23)          0.16        (0.38)              -            (0.38)            -            9.75      1.64%          156        0.55%          39.49%          3.99%        262.55%
 2008        9.90          0.42            0.07           0.49        (0.42)              -            (0.42)            -            9.97      5.07%           25        0.55%         566.32%          4.60%        188.14%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________________

  * Ratios for periods of less than one year have been annualized.           4 The Old Mutual TS&W Mid-Cap Value Fund commenced operations on
  + Total returns and portfolio turnover rates are for the period              June 4, 2007.
    indicated and have not been annualized. Total return would have          5 Impact of payment from affiliate was less than $0.01 per share
    been lower had certain expenses not been waived by Old Mutual              and 0.01%, respectively.
    Capital during the year. Returns shown do not reflect the                @ For Old Mutual Analytic U.S. Long/Short Fund, the ratio of
    deduction of taxes that a shareholder would pay on fund                    expenses to average net assets includes dividend expense on
    distributions or the redemption of fund shares. Returns shown              securities sold short. Following is the impact of these expenses
    exclude any applicable sales charge.                                       as a ratio to average net assets:
 ++ Class commenced operations on December 9, 2008.
  ^ Legal, printing and/or compliance audit expenses relating to
    civil litigation and certain regulatory actions in connection                                                                 Institutional
    with market timing allegations were incurred, and the Adviser                              Class Z            Class A             Class
    and/or the former adviser paid these expenses on behalf of the         _____________________________________________________________________
    Trust. Had the Adviser and/or the former adviser not paid these
    expenses, the expenses for the Funds would have been higher than          2012              0.18%              0.18%              0.18%
    what is reflected in the financial highlights for the years ended         2011              0.02%              0.02%              0.02%
    March 31, 2012, 2011, 2010, 2009 and 2008.                                2010              0.08%              0.08%              0.08%
  > Impact of one time distribution of settlement funds from the Bank         2009              0.58%              0.54%              0.55%
    of America Fair Fund. If the distribution had not occurred the            2008              0.26%              0.27%              0.26%
    total return would have been lower.                                    _____________________________________________________________________

  1 Per share amounts for the year or period are calculated based on       Amounts designated as "-" are either $0 or have been rounded to $0.
    average outstanding shares.
  2 Historically, the Old Mutual Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
  3 Old Mutual Barrow Hanley Core Bond Fund commenced operations on
    November 19, 2007.

The accompanying notes are an integral part of the financial statements.

                                                                 98

 NOTES TO FINANCIAL STATEMENTS
AS OF MARCH 31, 2012

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds II (the "Trust"), a Delaware statutory trust incorporated effective July 16, 2001, is registered under the
Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust currently offers the following Funds: the Old Mutual Analytic U.S. Long/Short Fund (the "Analytic U.S. Long/Short Fund"), the Old Mutual Barrow
Hanley Value Fund (the "Barrow Hanley Value Fund"), the Old Mutual Focused Fund (the "Focused Fund"), the Old Mutual Heitman REIT
Fund (the "Heitman REIT Fund"), the Old Mutual Large Cap Growth Fund (the "Large Cap Growth Fund"), the Old Mutual Copper Rock
International Small Cap Fund (the "Copper Rock International Small Cap Fund"), the Old Mutual TS&W Mid-Cap Value Fund (the "TS&W
Mid-Cap Value Fund"), the Old Mutual TS&W Small Cap Value Fund (the "TS&W Small Cap Value Fund"), the Old Mutual Barrow Hanley Core
Bond Fund (the "Barrow Hanley Core Bond Fund"), the Old Mutual Dwight Intermediate Fixed Income Fund (the "Dwight Intermediate
Fixed Income Fund") and the Old Mutual Dwight Short Term Fixed Income Fund (the "Dwight Short Term Fixed Income Fund"), each a
"Fund" and collectively, the "Funds".

On May 20, 2011, the Copper Rock International Small Cap Fund (formerly, the Old Mutual Strategic Small Company Fund) changed its investment strategy from a domestic small cap strategy to an international small cap strategy and Copper Rock Capital Partners, LLC
("Copper Rock") became the sole sub-adviser to the Fund.

On October 17, 2011, the Board of Trustees of the Trust (the "Board") approved Agreements and Plans of Reorganization (the "Plans")
on behalf of certain of the Trust's series portfolios (the "Acquired Funds") pursuant to which the assets and liabilities of each
Acquired Fund would be transferred to mutual funds advised by Touchstone Advisors, Inc. (the "Acquiring Funds") The proposed reorganizations are as follows:

                    Acquired Fund                                                    Acquiring Fund
____________________________________________________________________________________________________________________________________

Old Mutual Analytic U.S. Long/Short Fund                      ->           Touchstone US Long/Short Fund
Old Mutual Barrow Hanley Value Fund                           ->           Touchstone Value Fund
Old Mutual Copper Rock International Small Cap Fund           ->           Touchstone International Small Cap Fund
Old Mutual Focused Fund                                       ->           Touchstone Focused Fund
Old Mutual Large Cap Growth Fund                              ->           Touchstone Capital Growth Fund
Old Mutual TS&W Small Cap Value Fund                          ->           Touchstone Small Cap Value Opportunities Fund
Old Mutual TS&W Mid-Cap Value Fund                            ->           Touchstone Mid Cap Value Opportunities Fund
Old Mutual Barrow Hanley Core Bond Fund                       ->           Touchstone Total Return Bond Fund
Old Mutual Dwight Intermediate Fixed Income Fund              ->           Touchstone Core Bond Fund
Old Mutual Dwight Short Term Fixed Income Fund                ->           Touchstone Ultra Short Duration Fixed Income Fund
____________________________________________________________________________________________________________________________________

The Plans were approved by shareholders of all Acquired Fund except the Large Cap Growth Fund on February 10, 2012 and by shareholders of the Large Cap Growth Fund on March 9, 2012. Refer to Note 11 for further information on the reorganizations.

On March 1, 2012 the Board approved an Agreement and Plan of Reorganization (the "Heitman Plan") on behalf of the Heitman REIT Fund pursuant to which the assets and liabilities of the Heitman REIT Fund would be transferred to a newly formed series portfolio of the FundVantage Trust ("FundVantage Acquiring Fund"). If approved by shareholders, all of the assets and liabilities of the Heitman
REIT Fund will become the assets and liabilities of the FundVantage Acquiring Fund and shareholders of the Heitman REIT Fund will become shareholders of the FundVantage Acquiring Fund. This transaction is anticipated to occur during the second quarter of 2012.

The Acquiring Funds and the FundVantage Acquiring Fund may have different fee structures than those currently in place for the
Funds as described in Note 3. Refer to the Acquiring Funds' registration statements and the Heitman REIT Fund's proxy statement for further information.

Shareholders may purchase shares of the Analytic U.S. Long/Short Fund, Barrow Hanley Value Fund, Focused Fund, Large Cap Growth
Fund, Copper Rock International Small Cap Fund, TS&W Mid-Cap Value Fund and TS&W Small Cap Value Fund through three separate classes, Class A, Institutional Class and Class Z shares. Shareholders may purchase shares of the Heitman REIT Fund through Class A and Class Z, and Institutional Class shares are available to existing shareholders of the Heitman REIT Fund. Shareholders may purchase shares of the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund through four separate classes,
Class A, Class C, Institutional Class and Class Z shares. Shareholders may purchase Institutional Class shares of the Barrow Hanley
Core Bond Fund. All classes have equal voting rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs, transfer agency costs and each class has exclusive voting rights with respect to its distribution plan and service plan, as applicable. Except for these differences, each class share of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified management investment company, with the exception of the Barrow Hanley Value Fund, Focused Fund and Large Cap Growth Fund, which are classified as non-diversified management investment companies. The Funds' prospectuses provide a description of each Fund's investment objective, policies and investment strategies.

                                                                 99

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2012

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.
Actual results could differ from those estimates.

Security Valuation - Investment securities of a Fund, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time)
(the "Valuation Time") on each day that the NYSE is open for trading for all series portfolios of the Trust. If there is no such reported sale at the Valuation Time, investment securities are valued at the most recent quoted bid price reported by the exchange or the OTC market for long positions and the most recent quoted ask price for short positions. For securities traded on NASDAQ, the
NASDAQ Official Closing Price provided by NASDAQ each business day is used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with the Fair Value Procedures established by the Board.

The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is deemed inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value
Procedures are implemented through a Valuation Committee (the "Committee") designated by the Board. A security may be valued using
Fair Value Procedures if, among other things the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to fair valued securities for purposes of calculating a Fund's net asset value ("NAV").

Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities traded in countries outside the Western Hemisphere may be fair valued in certain circumstances where there is a significant change in the value of related US-traded securities, as represented by the S&P 500, by utilizing the quotations of an independent pricing service, unless the Fund's investment adviser, Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Adviser")
determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Fair Value Disclosure - The Funds are subject to the provisions of Financial Accounting Standards Board ("FASB") Accounting
Standards Codification 820-10, Fair Value Measurements and Disclosures, ("ASC 820-10"). ASC 820-10 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. Foreign securities, if any, may be fair valued by utilizing quotations of an independent pricing service and as a result may be categorized as Level 2 securities. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. For each Fund there were no significant transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period. The aggregate value by input level, as of March 31, 2012, for each Fund's investments, as well as a reconciliation of assets for which Level 3 inputs were assigned, is included in the Schedule of Investments.

                                                                100

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and dividend expense on securities sold short is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared and paid annually, if available, with the exception of the Barrow Hanley Value Fund, Heitman REIT Fund, Barrow Hanley Core Bond Fund, Dwight Intermediate Fixed
Income Fund and Dwight Short Term Fixed Income Fund. Dividends from net investment income for the Barrow Hanley Value Fund are declared and paid on a semi-annual basis. Dividends from net investment income for the Heitman REIT Fund are declared and paid on a quarterly basis. Dividends from net investment income for the Barrow Hanley Core Bond Fund, Dwight Intermediate Fixed Income Fund
and Dwight Short Term Fixed Income Fund are declared daily and paid monthly. Distributions to shareholders are recognized on the ex-dividend date. Distributions from net realized capital gains for each Fund are generally made to shareholders annually, if available.

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Investments in Real Estate Investment Trusts ("REIT") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each
REIT after its fiscal year-end, and may differ from the estimated amounts.

TBA Purchase Commitments - The Funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

Mortgage Dollar Rolls - The Funds may enter into mortgage dollar rolls (principally using TBAs) in which a Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made on behalf of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

  (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

  (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as components of realized gains or loss for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - The Funds are subject to equity price risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing their objectives. The Funds may utilize futures contracts to enhance investment returns, as an efficient way to gain broad market exposure with reduced transaction costs, and/or to hedge against overall equity market volatility and other risks in a Fund's portfolio. Upon entering into a futures contract, the Funds will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is

                                                                101

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2012

closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options - The Funds may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the
Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds'
option strategy primarily focuses on the use of writing call options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchasers of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since the options utilized by the Funds are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default.

Short Sales - The Funds (except the Dwight Intermediate Fixed Income Fund) may engage in short sales that are "uncovered".
Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.

Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as margin will equal the current value of the security sold short or (b) otherwise cover the Fund's short positions. The segregated assets are marked to market daily.

Collateralized Mortgage Obligations (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities.
Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National
Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date.
Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and
REMIC certificates involves risks similar to those associated with investing in equity securities. CMOs are often highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise pre-pay their loans. Investors in these securities may not only be subject to this prepayment risk, but also may be exposed to significant market and liquidity risks. Investors in privately backed CMOs may be exposed to significant credit risk resulting from delinquencies or defaults in the loans backing the mortgage pool.

                                                                102

Stripped Mortgage-Backed Securities - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO.
The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Inflation-Indexed Bonds - The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statement of Operations, even though investors do not receive the principal amount until maturity.

Corporate Term Loans - The Barrow Hanley Core Bond Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income
Fund may invest in corporate term loans in the form of participations in loans and assignments of all or a portion of loans from third parties. Loan assignments and participations are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment on trade date and begins to accrue interest when the borrower withdraws money. These loans generally pay interest at rates which are periodically reset by reference to a base lending rate plus a spread.

The loans in which the Funds invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Payments by Affiliates - For the years ended March 31, 2012 and 2011, there were no material payments by affiliates.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other non-class specific expenses and realized and unrealized gains and losses of a Fund are allocated to the respective share class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately. The Funds had no material expense reductions for the year ended March 31, 2012.

Each Fund will impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption/exchange fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the
Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the redemption/exchange fee for the benefit of the remaining shareholders by crediting Paid-in Capital. For a discussion of the limited exemptions to the redemption/ exchange fee, please see the Funds' prospectuses. For the year ended March 31, 2012, redemption fees of $3(000), $2(000), $3(000), $1(000), $6(000) and $1(000) were collected by the Focused Fund (Class Z), Focused Fund (Institutional
Class), Heitman REIT Fund (Class Z), TS&W Mid-Cap Value Fund (Institutional Class), TS&W Small Cap Value Fund (Class Z) and Dwight
Intermediate Fixed Income Fund (Class Z), respectively. There were no other material redemption fee amounts collected by the Funds.

During the year ended March 31, 2012, the Analytic U.S. Long/Short Fund was reimbursed $11 (000) by its sub-administrator for losses incurred as a result of an error processing portfolio trades. The reimbursement is included in Shares Redeemed in Note 5. The reimbursement did not have a significant impact on the Analytic U.S. Long/Short Fund's total return.

                                                                103

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2012

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES OR SERVICE PROVIDERS
____________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital serves as the investment adviser and administrator to each Fund. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"). OMUSH is a direct wholly owned subsidiary of OM Group
(UK) Limited, which, in turn, is a direct wholly owned subsidiary of Old Mutual plc, a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to management agreements (the "Management Agreements"), under which the Adviser is obligated to provide advisory and administrative services to the Trust. Old Mutual Capital is entitled to receive a management fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. For all Funds, the Adviser has agreed to fee breakpoints as set forth in the tables below:

                                                                   Management Fee Breakpoint Asset Thresholds
______________________________________________________________________________________________________________________________________________

                                             $0 to      $300 million   $500 million   $750 million   $1.0 billion   $1.5 billion
                                          less than     to less than   to less than   to less than   to less than   to less than  $2.0 billion
Fund                                     $300 million   $500 million   $750 million   $1.0 billion   $1.5 billion   $2.0 billion   or greater
______________________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                0.80%          0.75%         0.70%           0.65%          0.60%          0.55%         0.50%
Barrow Hanley Value Fund                     0.75%          0.73%         0.72%           0.70%          0.68%          0.67%         0.66%
Copper Rock International Small Cap Fund     0.95%          0.90%         0.85%           0.80%          0.75%          0.70%         0.65%
Focused Fund                                 0.75%          0.70%         0.65%           0.60%          0.55%          0.50%         0.45%
Heitman REIT Fund                            0.90%          0.85%         0.80%           0.75%          0.70%          0.65%         0.60%
Large Cap Growth Fund                        0.70%         0.685%        0.675%          0.675%         0.625%         0.575%        0.525%
TS&W Small Cap Value Fund                    1.00%          0.95%         0.90%           0.85%          0.80%          0.75%         0.70%
Dwight Intermediate Fixed Income Fund        0.45%         0.425%         0.40%          0.375%          0.35%         0.325%         0.30%
Dwight Short Term Fixed Income Fund          0.45%         0.425%         0.40%          0.375%          0.35%         0.325%         0.30%
______________________________________________________________________________________________________________________________________________

                                                                                  Management Fee Breakpoint Asset Thresholds
_____________________________________________________________________________________________________________________________________________

                                                                    $0 to less                $500 million to                 $1.0 billion
                                                                than $500 million          less than $1.0 billion              or greater
_____________________________________________________________________________________________________________________________________________

TS&W Mid-Cap Value Fund                                               0.95%                         0.90%                         0.85%
Barrow Hanley Core Bond Fund                                          0.60%                        0.575%                         0.55%
_____________________________________________________________________________________________________________________________________________

Expense Limitation Agreements - In the interests of limiting expenses of the Funds, the Adviser entered into expense limitation agreements ("Expense Limitation Agreements") with respect to the Funds pursuant to which the Adviser contractually agreed to separately waive class level expenses and fund level expenses for the Focused Fund through July 31, 2014, and for all other Funds through December 31, 2012, to the extent necessary to limit the total annual operating expenses to a specified percentage of the
Funds' average daily net assets. The expense limitations are as follows:

                                  Class       Fund         Total                                          Class       Fund         Total
                                 Expense     Expense      Expense                                        Expense     Expense      Expense
                                  Limit       Limit        Limit                                          Limit       Limit        Limit
____________________________________________________________________    ____________________________________________________________________

Analytic U.S. Long/Short Fund                                           Focused Fund
   Class Z                        0.20%       0.90%        1.10%           Class Z                        0.15%       0.80%        0.95%
   Class A                        0.45%       0.90%        1.35%           Class A                        0.40%       0.80%        1.20%
   Institutional Class            0.00%       0.90%        0.90%           Institutional Class            0.00%       0.80%        0.80%
____________________________________________________________________    ____________________________________________________________________

Barrow Hanley Value Fund                                                Heitman REIT Fund
   Class Z                        0.10%       0.85%        0.95%           Class Z                        0.30%       0.95%        1.25%
   Class A                        0.35%       0.85%        1.20%           Class A                        0.55%       0.95%        1.50%
   Institutional Class            0.00%       0.85%        0.85%           Institutional Class            0.00%       0.95%        0.95%
____________________________________________________________________    ____________________________________________________________________

Copper Rock International Small Cap Fund                                Large Cap Growth Fund
   Class Z                        0.28%       1.02%        1.30%           Class Z                        0.10%       0.90%        1.00%
   Class A                        0.53%       1.02%        1.55%           Class A                        0.35%       0.90%        1.25%
   Institutional Class            0.03%       1.02%        1.05%           Institutional Class            0.00%       0.90%        0.90%
____________________________________________________________________    ____________________________________________________________________

                                                                104

                                  Class       Fund         Total                                          Class       Fund         Total
                                 Expense     Expense      Expense                                        Expense     Expense      Expense
                                  Limit       Limit        Limit                                          Limit       Limit        Limit
____________________________________________________________________    ____________________________________________________________________

TS&W Mid-Cap Value Fund                                                 Dwight Intermediate Fixed Income Fund
   Class Z                        0.12%       1.00%        1.12%           Class Z                        0.08%       0.50%        0.58%
   Class A                        0.40%       1.00%        1.40%           Class A                        0.33%       0.50%        0.83%
   Institutional Class            0.00%       1.00%        1.00%           Class C                        1.08%       0.50%        1.58%
____________________________________________________________________       Institutional Class            0.00%       0.50%        0.50%
                                                                        ____________________________________________________________________
TS&W Small Cap Value Fund
   Class Z                        0.15%       1.10%        1.25%        Dwight Short Term Fixed Income Fund
   Class A                        0.40%       1.10%        1.50%           Class Z                        0.17%       0.53%        0.70%
   Institutional Class            0.00%       1.10%        1.10%           Class A                        0.42%       0.53%        0.95%
____________________________________________________________________       Class C                        0.92%       0.53%        1.45%
                                                                           Institutional Class            0.02%       0.53%        0.55%
                                                                        ____________________________________________________________________

                                                                                                  Total Institutional Class Expense Limit
_____________________________________________________________________________________________________________________________________________

Barrow Hanley Core Bond Fund                                                                                      0.70%
_____________________________________________________________________________________________________________________________________________

The Adviser may seek reimbursement for Management Fees waived and other expenses paid by the Adviser pursuant to the Expense
Limitation Agreements during the previous three fiscal years in which the Management Fees were waived or other expenses paid.
Reimbursement by a Fund of the Management Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation
Agreements may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense percentage described above. With respect to all
Funds (except the Barrow Hanley Core Bond Fund and TS&W Mid-Cap Value Fund), no reimbursement by a Fund will be made for Management
Fees waived or other expenses paid prior to December 31, 2008, unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total operating annual expense ratio is less than the specified percentage of the Fund's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board. As of March 31, 2012, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                     Expires               Expires               Expires
Fund                                              March 31, 2013        March 31, 2014        March 31, 2015          Total
___________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                         $   45                $   72                $   67             $  184
Barrow Hanley Value Fund                                 111                   106                   110                327
Copper Rock International Small Cap Fund                 438                   308                   408              1,154
Focused Fund                                           1,012                 2,061                 1,815              4,888
Heitman REIT Fund                                         62                    54                    63                179
Large Cap Growth Fund                                    726                   768                   734              2,228
TS&W Mid-Cap Value Fund                                  297                   290                   295                882
TS&W Small Cap Value Fund                                 66                    50                    63                179
Barrow Hanley Core Bond Fund                              44                    55                    52                151
Dwight Intermediate Fixed Income Fund                    202                   187                   170                559
Dwight Short Term Fixed Income Fund                       84                    67                    88                239
___________________________________________________________________________________________________________________________________

For the year ended March 31, 2012, the Adviser was reimbursed the following amounts for previously waived fees:

Fund                                            Total (000)
_____________________________________________________________

Analytic U.S. Long/Short Fund                       $ 1
Barrow Hanley Value Fund                             16
Focused Fund                                         24
Large Cap Growth Fund                                 4
TS&W Small Cap Value Fund                            13
Dwight Short Term Fixed Income Fund                  86
_____________________________________________________________

                                                                105

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2012

Sub-Advisory Agreements - The following sub-advisers (the "Sub-Advisers") provide sub-advisory services or co-sub-advisory services to the Funds pursuant to sub-advisory agreements (the "Sub-Advisory Agreements") between the Trust, the Adviser and each
Sub-Adviser:

Analytic Investors, LLC - The Trust, on behalf of the Analytic U.S. Long/Short Fund , and the Adviser entered into sub-advisory agreements with Analytic Investors, LLC ("Analytic"). Analytic is a majority owned subsidiary of OMUSH and an affiliate of Old
Mutual Capital.

Ashfield Capital Partners, LLC - The Trust, on behalf of the Large Cap Growth Fund and Old Mutual Strategic Small Company Fund, and
the Adviser entered into sub-advisory agreements with Ashfield Capital Partners, LLC ("Ashfield"). Ashfield is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital. Effective May 20, 2011, Ashfield ceased providing sub-advisory services to the Old Mutual Strategic Small Company Fund.

Barrow, Hanley, Mewhinney & Strauss, LLC - The Trust, on behalf of the Barrow Hanley Core Bond Fund and Barrow Hanley Value Fund,
and the Adviser entered into sub-advisory agreements with Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley"). Barrow Hanley
is an indirect wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Copper Rock Capital Partners, LLC - The Trust, on behalf of the Copper Rock International Small Cap Fund, and the Adviser entered into a sub-advisory agreement with Copper Rock. Copper Rock is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual
Capital.

Dwight Asset Management Company LLC - The Trust, on behalf of the Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed
Income Fund, and the Adviser entered into sub-advisory agreements with Dwight Asset Management Company LLC ("Dwight"). Dwight is a
majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Eagle Asset Management, Inc. - The Trust, on behalf of the Old Mutual Strategic Small Company Fund, and the Adviser entered into a sub-advisory agreement with Eagle Asset Management, Inc. ("Eagle"). Effective May 20, 2011, the sub-advisory agreement with Eagle was terminated and Eagle ceased providing sub-advisory services to the Old Mutual Strategic Small Company Fund.

Heitman Real Estate Securities LLC - The Trust, on behalf of the Heitman REIT Fund, and the Adviser entered into a sub-advisory agreement with Heitman Real Estate Securities LLC ("Heitman"). Heitman is owned 50% by Heitman senior executives and 50% by Old
Mutual (HFL) Inc., a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Thompson, Siegel & Walmsley LLC - The Trust, on behalf of the TS&W Small Cap Value Fund and TS&W Mid-Cap Value Fund, and the Adviser
entered into sub-advisory agreements with Thompson, Siegel & Walmsley LLC ("TS&W"). TS&W is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, the Sub-Advisers are entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each portion of the Funds managed, less 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser (with the exception of the Dwight Intermediate Fixed Income Fund). The fees are calculated as follows:

                                                                   Sub-Advisory Fee Breakpoint Asset Thresholds
_________________________________________________________________________________________________________________________________________

                                      $0 to      $300 million   $500 million    $750 million   $1.0 billion   $1.5 billion
                                   less than     to less than   to less than    to less than   to less than   to less than   $2.0 billion
Fund                              $300 million   $500 million   $750 million    $1.0 billion   $1.5 billion   $2.0 billion    or greater
_________________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund         0.45%          0.40%           0.35%           0.30%          0.25%         0.20%          0.15%
Barrow Hanley Value Fund              0.40%          0.38%           0.37%           0.35%          0.33%         0.32%          0.31%
Copper Rock International
   Small Cap Fund                     0.60%          0.55%           0.50%           0.45%          0.40%         0.35%          0.30%
Heitman REIT Fund                     0.55%          0.50%           0.45%           0.40%          0.35%         0.30%          0.25%
Large Cap Growth Fund                 0.35%         0.335%          0.325%          0.325%         0.275%        0.225%         0.175%
TS&W Small Cap Value Fund             0.70%          0.65%           0.60%           0.55%          0.50%         0.45%          0.40%
Dwight Short Term Fixed Income Fund   0.20%         0.175%           0.15%          0.125%          0.10%        0.075%          0.05%
_________________________________________________________________________________________________________________________________________

                                                                106

                                                                Sub-Advisory Fee Breakpoint Asset Thresholds
_________________________________________________________________________________________________________________________________________

                                    $0 to less                                 $500 million to                               $1.0 billion
                                 than $500 million                         less than $1.0 billion                             or greater
_________________________________________________________________________________________________________________________________________

TS&W Mid-Cap Value Fund                0.50%                                         0.47%                                       0.45%
Barrow Hanley Core Bond Fund           0.25%                                         0.24%                                      0.229%
_________________________________________________________________________________________________________________________________________

                                                                                             Sub-Advisory Fees without Breakpoints
_________________________________________________________________________________________________________________________________________

Dwight Intermediate Fixed Income Fund                                                                       0.15%
_________________________________________________________________________________________________________________________________________

From time to time, the Adviser may recommend the appointment of additional or replacement sub-advisers to the Board. The Trust and the Adviser have received exemptive relief from the Securities and Exchange Commission ("SEC") that permits the Trust to employ a
"manager of managers" structure. Under this structure, the Adviser, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment.
Under the manager of managers structure, the Adviser has the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement. Shareholders will be notified of any changes in unaffiliated sub-advisers. Shareholders of a
Fund have the right to terminate a sub-advisory agreement with an affiliated or unaffiliated sub-adviser to a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. The SEC exemptive order also permits the Funds to disclose to shareholders the aggregate fees paid to Old Mutual Capital and unaffiliated sub-adviser(s) by each Fund.

Sub-Administrator - The Adviser and The Bank of New York Mellon (the "Sub-Administrator") entered into a sub-administration and accounting agreement (the "Sub-Administration Agreement") pursuant to which the Sub-Administrator assists the Adviser in connection with the administration and business affairs of the Trust. Under the Sub-Administration Agreement, the Adviser pays the
Sub-Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the Trust and Old
Mutual Funds I (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. For funds within the Old Mutual Complex that are managed as a "fund of funds," these fees apply only at the underlying fund level. In addition, the Adviser and Old Mutual Fund Services (administrator to Old Mutual Funds I) pays the
Sub-Administrator the following annual fees: (1) $35 (000) for each fund managed as a "fund of funds"; and (2) $3 (000) per class in excess of three classes for each fund in the Old Mutual Complex; and (3) the greater of .01925% based on the combined average daily gross assets of the Old Mutual Complex or $425 (000). Certain minimum fees apply. The Sub-Administration Agreement provides that the
Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the
Sub-Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the
Sub-Administrator be liable to the Adviser or any third party for special, indirect or consequential damages.

Distributor - The Trust entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners
(the "Distributor"), a wholly owned subsidiary of the Adviser. The Distributor receives no compensation under the Distribution
Agreement for serving in such capacity. The Trust has adopted, on behalf of Class A shares of each Fund, separate distribution plans pursuant to Rule 12b-1 under the 1940 Act, which provide for payment of a distribution fee of up to 0.25% of the daily net assets of
Class A shares. Currently, the Trust is not paying a distribution fee on Class A shares. The Trust has also adopted, on behalf of
Class C shares of the Dwight Intermediate Fixed Income Fund and the Dwight Short Term Fixed Income Fund, a Distribution Plan
pursuant to Rule 12b-1 under the 1940 Act, which provides for payment of a distribution fee of up to 0.75% of the average daily net assets of Class C shares. Currently, the Dwight Short Term Fixed Income Fund pays a distribution fee of 0.50% of the average daily net assets of the Class C Shares. The Trust has also adopted a Service Plan on behalf of Class A shares of each Fund and Class C shares of the Dwight Intermediate Fixed Income Fund and the Dwight Short Term Fixed Income Fund which provide for payment of a service fee of up to 0.25% of the average daily net assets of each Class. The Class A service plan on behalf of the TS&W Mid-Cap
Value Fund were adopted pursuant to Rule 12b-1. Distribution fees are paid to the Distributor for the sale and distribution of shares and service fees are paid to the Distributor, brokers, dealers and/or other financial intermediaries for providing or arranging for others to provide personal services to shareholders and/or the maintenance of shareholder accounts.

                                                                107

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2012

Of the service and distribution fees the Distributor received for the year ended March 31, 2012, it retained the following (000):

                                                                                            Service Fees        Distribution Fees
____________________________________________________________________________________________________________________________________

                                                                                        Class A     Class C          Class C
____________________________________________________________________________________________________________________________________

Focused Fund                                                                               $2         $-               $ -
Heitman REIT Fund                                                                           4          -                 -
TS&W Mid-Cap Value Fund                                                                     1          -                 -
Dwight Intermediate Fixed Income Fund                                                       4          4                12
Dwight Short Term Fixed Income Fund                                                         1          2                 4
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Other Service Providers - The Bank of New York Mellon also serves as the custodian for each of the Funds. The custodian's responsibilities include safekeeping of the Funds' portfolio securities and cash, the delivery of such securities and cash to and from the Funds, and the appointment of any sub-custodian banks and clearing agents.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Trust. Pursuant to an agency agreement between the Trust and DST, DST also provides call center, correspondence and other shareholder account-related services to the
Funds. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust.

OMUSH receives an offset of certain recordkeeping fees from the plan sponsors of OMUSH's participant directed 401K, profit sharing and/or voluntary deferral plans which invest in the Old Mutual Complex (collectively, the "Deferred Plans"). The amount of the fee offset is based in part on service and/or sub-transfer agency fees received by the plan sponsors from the Old Mutual Funds' Class Z shares within the Deferred Plans. During the year ended March 31, 2012, the amount received by OMUSH for recordkeeping fee offsets attributable to investments by the Deferred Plans in the Old Mutual Complex was approximately $35(000).

Officers of the Trust who are or were officers of the Adviser, Old Mutual Fund Services or the Distributor, as well as the Senior
Officer, received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments and securities sold short, for the Funds for the year ended March 31, 2012, were as follows:

                                                                              Purchases (000)                  Sales (000)
____________________________________________________________________________________________________________________________________

                                                                        Other      U.S. Government      Other      U.S. Government
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                         $ 86,157        $      -         $110,927        $      -
Barrow Hanley Value Fund                                                18,555               -           33,998               -
Copper Rock International Small Cap Fund                               215,206               -          231,692               -
Focused Fund                                                           548,020               -          633,146               -
Heitman REIT Fund                                                       73,112               -           79,982               -
Large Cap Growth Fund                                                   49,976               -           75,203               -
TS&W Mid-Cap Value Fund                                                205,287               -          315,073               -
TS&W Small Cap Value Fund                                               51,550               -           66,147               -
Barrow Hanley Core Bond Fund                                            14,357          15,034           28,510          16,506
Dwight Intermediate Fixed Income Fund                                  222,418         109,165          241,750         102,382
Dwight Short Term Fixed Income Fund                                    104,950          98,036          131,619          92,451
____________________________________________________________________________________________________________________________________

                                                                108

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2012

5. CAPITAL SHARE TRANSACTIONS
________________________________________________________________________________________________________________________________________________

                                                                                                                   Old Mutual
                                                                                                                 Analytic U.S.
                                                                                                                Long/Short Fund
________________________________________________________________________________________________________________________________________________

                                                                                                        4/1/11 to              4/1/10 to
                                                                                                         3/31/12                3/31/11
________________________________________________________________________________________________________________________________________________

                                                                                                    Shares     Dollars     Shares     Dollars
________________________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                                                                       161     $ 1,952        397     $ 4,231
   Capital Contribution                                                                                  -           -          -           -
   Shares Issued upon Reinvestment of Distributions                                                      7          80         87         940
   Redemption Fees                                                                                     n/a           -        n/a           -
   Shares Redeemed                                                                                  (2,159)    (25,309)    (9,154)    (92,825)
________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                                                         (1,991)    (23,277)    (8,670)    (87,654)
________________________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                                                                        18         202         21         223
   Capital Contribution                                                                                  -           -          -           -
   Shares Issued upon Reinvestment of Distributions                                                      -           4          5          56
   Redemption Fees                                                                                     n/a           -        n/a           -
   Shares Redeemed                                                                                     (84)       (979)      (233)     (2,425)
________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                                                            (66)       (773)      (207)     (2,146)
________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                                                       135       1,564        120       1,274
   Capital Contribution                                                                                  -           -          -           -
   Shares Issued upon Reinvestment of Distributions                                                      7          82         29         314
   Redemption Fees                                                                                     n/a           -        n/a           -
   Shares Redeemed                                                                                    (413)     (4,960)      (744)     (7,607)
________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions                                               (271)     (3,314)      (595)     (6,019)
________________________________________________________________________________________________________________________________________________

(1) During the year ended March 31, 2011, the Copper Rock International Small Cap Fund received a one time distribution of
    Settlement funds from Zurich Financial Services Ltd.

(2) During the year ended March 31, 2012, the Copper Rock International Small Cap Fund and Focused Fund received a one time distribution of Settlement funds from the Bank of America Fair Fund.

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                110

                                                             Old Mutual
              Old Mutual                             Copper Rock International                            Old Mutual
       Barrow Hanley Value Fund                            Small Cap Fund                                Focused Fund
______________________________________________________________________________________________________________________________________

     4/1/11 to           4/1/10 to                4/1/11 to              4/1/10 to             4/1/11 to              4/1/10 to
      3/31/12             3/31/11                  3/31/12                3/31/11               3/31/12                3/31/11
______________________________________________________________________________________________________________________________________

Shares     Dollars   Shares    Dollars       Shares     Dollars      Shares    Dollars    Shares     Dollars    Shares     Dollars
______________________________________________________________________________________________________________________________________

 3,259   $ 20,954    3,934   $ 23,642          297     $ 3,275         498     $ 5,176    1,227     $ 26,042     2,794    $ 58,415
     -          -        -          -            -       1,690 (2)       -          41 (1)    -        3,824 (2)     -           -
   192      1,217      194      1,174          166       1,659          17         181      368        7,433     1,915      35,570
   n/a          -      n/a          -          n/a           -         n/a           -      n/a            3       n/a           3
(4,182)   (28,152)  (5,517)   (33,212)      (2,288)    (25,808)     (2,120)    (20,747)  (5,177)    (109,614)   (4,378)    (90,150)
______________________________________________________________________________________________________________________________________

  (731)    (5,981)  (1,389)    (8,396)      (1,825)    (19,184)     (1,605)    (15,349)  (3,582)     (72,312)      331       3,838
______________________________________________________________________________________________________________________________________

    93        618       54        315            8          95          23         236       76        1,602       540      10,929
     -          -        -          -            -           3 (2)       -           1 (1)    -           60 (2)     -           -
     6         35        5         29            -           2           -           -        4           73        36         661
   n/a          -      n/a          -          n/a           -         n/a           -      n/a            -       n/a           1
  (223)    (1,508)    (118)      (723)         (13)       (149)       (105)     (1,120)    (326)      (6,863)   (1,595)    (32,331)
______________________________________________________________________________________________________________________________________

  (124)      (855)     (59)      (379)          (5)        (49)        (82)       (883)    (246)      (5,128)   (1,019)    (20,740)
______________________________________________________________________________________________________________________________________

   566      3,619      359      2,170          469       5,700          38         415      202        4,362        43         871
     -          -        -          -            -         110 (2)       -           - (1)    -          211 (2)     -           -
   118        747      120        726           13         129           -           2       24          479       103       1,917
   n/a          -      n/a          -          n/a           -         n/a           -      n/a            2       n/a           -
(2,271)   (14,944)  (2,473)   (14,829)         (25)       (267)       (275)     (2,536)    (276)      (6,113)     (275)     (5,647)
______________________________________________________________________________________________________________________________________

(1,587)   (10,578)  (1,994)   (11,933)          457      5,672        (237)     (2,119)     (50)      (1,059)     (129)     (2,859)
______________________________________________________________________________________________________________________________________

                                                                111

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2012

                                                                                                       Old Mutual
                                                                                                   Heitman REIT Fund
____________________________________________________________________________________________________________________________________

                                                                                            4/1/11 to              4/1/10 to
                                                                                             3/31/12                3/31/11
____________________________________________________________________________________________________________________________________

                                                                                       Shares     Dollars     Shares     Dollars
____________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                                                        1,525    $ 13,514        737     $ 5,796
   Shares Issued upon Reinvestment of Distributions                                        28         247         38         293
   Redemption Fees                                                                        n/a           3        n/a           1
   Shares Redeemed                                                                     (1,594)    (13,692)      (800)     (6,222)
____________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                                               (41)         72        (25)       (132)
____________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                                                           40         360         40         303
   Shares Issued upon Reinvestment of Distributions                                         3          28          6          43
   Redemption Fees                                                                        n/a           -        n/a           -
   Shares Redeemed                                                                       (147)     (1,286)      (771)     (5,804)
____________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                                              (104)       (898)      (725)     (5,458)
____________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                                          173       1,575          -           -
   Shares Issued upon Reinvestment of Distributions                                         9          77         22         172
   Redemption Fees                                                                        n/a           -        n/a           -
   Shares Redeemed                                                                       (804)     (7,270)      (560)     (4,145)
____________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions                                  (622)     (5,618)      (538)     (3,973)
____________________________________________________________________________________________________________________________________

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                112

                                                             Old Mutual                                  Old Mutual
               Old Mutual                                   TS&W Mid-Cap                               TS&W Small Cap
         Large Cap Growth Fund                               Value Fund                                  Value Fund
____________________________________________________________________________________________________________________________________

     4/1/11 to            4/1/10 to               4/1/11 to              4/1/10 to             4/1/11 to             4/1/10 to
      3/31/12              3/31/11                 3/31/12                3/31/11               3/31/12               3/31/11
____________________________________________________________________________________________________________________________________

Shares     Dollars   Shares    Dollars       Shares     Dollars      Shares    Dollars    Shares     Dollars    Shares     Dollars
____________________________________________________________________________________________________________________________________

   251    $  4,665      271   $  4,626          261    $  2,339         464  $   3,827       878   $  15,758        980   $ 16,232
    10         180       20        364          579       4,679          44        379       264       4,286          -          -
   n/a           -      n/a          7          n/a           -         n/a          -       n/a           6        n/a          -
(1,293)    (24,179)  (1,520)   (25,960)      (1,359)    (12,098)     (2,138)   (17,441)   (1,442)    (26,120)    (1,115)   (18,736)
____________________________________________________________________________________________________________________________________

(1,032)    (19,334)  (1,229)   (20,963)        (519)     (5,080)     (1,630)   (13,235)     (300)     (6,070)      (135)    (2,504)
____________________________________________________________________________________________________________________________________

     4          67       18        309           35         321         109        884         8         149         26        444
     -           -        -          -            8          66           1         10         7         116          -          -
   n/a           -      n/a          -          n/a           -         n/a          -       n/a           -        n/a          -
   (28)       (502)     (26)      (446)        (325)     (2,984)       (349)    (2,917)      (52)       (904)      (159)    (2,623)
____________________________________________________________________________________________________________________________________

   (24)       (435)      (8)      (137)        (282)     (2,597)       (239)    (2,023)      (37)       (639)      (133)    (2,179)
____________________________________________________________________________________________________________________________________

   173       3,067       12        187        1,685      15,297      11,904     97,002        56       1,007         96      1,624
     2          28        5         84          234       1,888         175      1,491        54         884          -          -
   n/a           -      n/a          -          n/a           1         n/a          -       n/a           -        n/a          -
  (480)     (9,050)    (667)   (12,427)     (12,154)   (110,069)    (12,123)  (108,133)     (117)     (2,074)      (668)   (10,469)
____________________________________________________________________________________________________________________________________

  (305)     (5,955)    (650)   (12,156)     (10,235)    (92,883)        (44)    (9,640)       (7)       (183)      (572)    (8,845)
____________________________________________________________________________________________________________________________________

                                                                113

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2012

                                                                                                       Old Mutual
                                                                                                     Barrow Hanley
                                                                                                     Core Bond Fund
____________________________________________________________________________________________________________________________________

                                                                                            4/1/11 to              4/1/10 to
                                                                                             3/31/12                3/31/11
____________________________________________________________________________________________________________________________________

                                                                                       Shares     Dollars      Shares     Dollars
____________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                                                            -    $      -           -    $      -
   Shares Issued upon Reinvestment of Distributions                                         -           -           -           -
   Redemption Fees
   Redemption Fees                                                                        n/a           -         n/a           -
   Shares Redeemed                                                                          -           -           -           -
____________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                                                 -           -           -           -
____________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                                                            -           -           -           -
   Shares Issued upon Reinvestment of Distributions                                         -           -           -           -
   Redemption Fees                                                                        n/a           -         n/a           -
   Shares Redeemed                                                                          -           -           -           -
____________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                                                 -           -           -           -
____________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                                            -           -           -           -
   Shares Issued upon Reinvestment of Distributions                                         -           -           -           -
   Redemption Fees                                                                        n/a           -         n/a           -
   Shares Redeemed                                                                          -           -           -           -
____________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                                                 -           -           -           -
____________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                                          265       2,809         385       4,045
   Shares Issued upon Reinvestment of Distributions                                       210       2,224         285       3,017
   Redemption Fees                                                                        n/a           -         n/a           -
   Shares Redeemed                                                                     (1,909)    (20,332) (1) (1,587)    (16,854)
____________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions                                (1,434)    (15,299)       (917)     (9,792)
____________________________________________________________________________________________________________________________________

n/a - not applicable

(1) During the year ended March 31, 2012, the Barrow Hanley Core Bond Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $3,065 (000) on the date of redemption.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                114

                       Old Mutual                                                             Old Mutual
                  Dwight Intermediate                                                      Dwight Short Term
                   Fixed Income Fund                                                       Fixed Income Fund
____________________________________________________________________________________________________________________________________

       4/1/11 to                        4/1/10 to                           4/1/11 to                        4/1/10 to
        3/31/12                          3/31/11                             3/31/12                          3/31/11
____________________________________________________________________________________________________________________________________

Shares           Dollars         Shares          Dollars             Shares           Dollars            Shares            Dollars
____________________________________________________________________________________________________________________________________

 1,450          $ 14,437          1,883         $ 19,138                416          $  4,186             2,098           $ 21,209
   102             1,009             82              822                198             1,996               244              2,447

   n/a                 1            n/a                -                n/a                 -               n/a                  1
(1,468)          (14,711)          (685)          (6,956)            (1,980)          (19,920)           (3,497)           (35,231)
____________________________________________________________________________________________________________________________________

    84               736          1,280           13,004             (1,366)          (13,738)           (1,155)           (11,574)
____________________________________________________________________________________________________________________________________

   362             3,624            907            9,365                 48               487               283              2,854
    34               338            110            1,106                  7                72                16                164
   n/a                 -            n/a                -                n/a                 -               n/a                  -
  (893)           (8,912)        (3,019)         (31,050)              (554)           (5,576)           (3,476)           (35,116)
____________________________________________________________________________________________________________________________________

  (497)           (4,950)        (2,002)         (20,579)              (499)           (5,017)           (3,177)           (32,098)
____________________________________________________________________________________________________________________________________

    68               682            227            2,334                 71               715               162              1,637
    19               189             38              381                  2                21                 4                 40
   n/a                 -            n/a                -                n/a                 -               n/a                  -
  (311)           (3,105)        (1,129)         (11,545)              (372)           (3,746)             (958)            (9,649)
____________________________________________________________________________________________________________________________________

  (224)           (2,234)          (864)          (8,830)              (299)           (3,010)             (792)            (7,972)
____________________________________________________________________________________________________________________________________

   112             1,112            278            2,766              1,230            12,370               927              9,324
    71               706            117            1,169                 40               398                37                370
   n/a                 -            n/a                -                n/a                 -               n/a                  -
  (522)           (5,220)          (853)          (8,801)              (961)           (9,669)             (644)            (6,484)
____________________________________________________________________________________________________________________________________

  (339)           (3,402)          (458)          (4,866)               309             3,099               320              3,210
____________________________________________________________________________________________________________________________________

                                                                115

 NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2012

6. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains.
Accordingly, no provision has been made for federal income taxes.

The Funds are subject to the provisions of FASB Accounting Standards Codification 740-10 ("ASC 740-10"), Income Taxes. ASC 740-10
requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not"
recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

ASC 740-10 requires management of the Funds to analyze all open tax years, fiscal years 2009-2012 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the
United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31,
2012, primarily attributable to certain losses which, for tax purposes, are not available to offset future income, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities, redemptions in-kind, fair fund settlements, foreign currency translation, utilization of net operating losses, capital loss carryforwards that expire in the current year due to
Internal Revenue Code limitations, REIT reclasses between net investment income and long-term capital, equalization, which classifies earnings and profits distributed to shareholders on the redemption of shares as a dividend, dividends on short sales, reclassifications of capital gain distribution and investments in Passive Foreign Investment Companies. These permanent differences were reclassified to/from the following accounts:

                                                              Increase/           Increase/(Decrease)          Increase/(Decrease)
                                                              (Decrease)             Undistributed                 Accumulated
                                                               Paid in              Net Investment                Net Realized
                                                               Capital                  Income                        Gain
                                                                (000)                    (000)                        (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                 $      (1)                $    3                      $     (2)
Copper Rock International Small Cap Fund                         (1,803)                 1,861                           (58)
Focused Fund                                                   (784,668)                 4,092                       780,576
Heitman REIT Fund                                                 1,948                  2,950                        (4,898)
Large Cap Growth Fund                                           (94,130)                     -                        94,130
TS&W Mid-Cap Value Fund                                             (36)                   435                          (399)
TS&W Small Cap Value Fund                                           (77)                    77                             -
Barrow Hanley Core Bond Fund                                        112                    186                          (298)
Dwight Intermediate Fixed Income Fund                                 3                    216                          (219)
Dwight Short Term Fixed Income Fund                                  (4)                   568                          (564)
____________________________________________________________________________________________________________________________________

These reclassifications had no effect on net assets or net asset value per share.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                116

The tax character of dividends and distributions declared during the years ended March 31, 2012 and 2011 were as follows:

                                                                        Ordinary          Long-Term         Return of
                                                                         Income          Capital Gain        Capital         Total
Fund                                                                     (000)              (000)             (000)          (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund
   2012                                                                 $   174                   -              -             174
   2011                                                                   1,435                   -              -           1,435
Barrow Hanley Value Fund
   2012                                                                   2,288                   -              -           2,288
   2011                                                                   2,145                   -              -           2,145
Copper Rock International Small Cap Fund
   2012                                                                   1,842                   -              -           1,842
   2011                                                                     189                   -              -             189
Focused Fund
   2012                                                                   8,232                   -              -           8,232
   2011                                                                  18,166              22,254              -          40,420
Heitman REIT Fund*
   2012                                                                     644                   -              -             644
   2011                                                                     631                   -            329             960
Large Cap Growth Fund
   2012                                                                     215                   -              -             215
   2011                                                                     461                   -              -             461
TS&W Mid-Cap Value Fund
   2012                                                                   2,171              11,226              -          13,397
   2011                                                                   1,899                   -              -           1,899
TS&W Small Cap Value Fund
   2012                                                                       -               5,496              -           5,496
Barrow Hanley Core Bond Fund
   2012                                                                   1,518                 710              -           2,228
   2011                                                                   2,532                 485              -           3,017
Dwight Intermediate Fixed Income Fund
   2012                                                                   3,103                 783              -           3,886
   2011                                                                   5,227               1,396              -           6,623
Dwight Short Term Fixed Income Fund
   2012                                                                   2,760                   -              -           2,760
   2011                                                                   3,468                   -              -           3,468
____________________________________________________________________________________________________________________________________

* Information reflects fund activity for tax purposes based on the Fund's December 31 tax reporting year.

The TS&W Small Cap Value Fund did not declare dividends or distributions during the year ended March 31, 2011.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                117

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2012

As of March 31, 2012, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                   Undistributed    Undistributed                       Post-       Unrealized         Other
                                     Ordinary         Long-Term       Capital Loss     October     Appreciation      Temporary
                                      Income        Capital Gain     Carryforwards     Losses     (Depreciation)    Differences     Total
                                       (000)            (000)            (000)          (000)         (000)            (000)        (000)
__________________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund         $    -          $     -          $ (63,895)      $     -        $ 4,111          $   -    $ (59,784)
Barrow Hanley Value Fund                 686                -            (19,258)            -         30,918              -       12,346
Copper Rock International
   Small Cap Fund                        802                -            (19,844)       (6,610)         4,444           (149)     (21,357)
Focused Fund                           1,148                -           (404,686)            -         87,396              -     (316,142)
Heitman REIT Fund*                         -                -             (8,713)         (258)        16,010              -        7,039
Large Cap Growth Fund                     33                -            (51,487)            -         67,884              -       16,430
TS&W Mid-Cap Value Fund                  628            3,418             (7,423)            -         22,477              -       19,100
TS&W Small Cap Value Fund                  -            2,691             (3,439)            -         23,355              -       22,607
Barrow Hanley Core Bond Fund             638              797                  -             -          1,402             (1)       2,836
Dwight Intermediate
   Fixed Income Fund                     235                -                  -             -          1,038              -        1,273
Dwight Short Term
   Fixed Income Fund                       -                -               (896)          (79)           770             (4)        (209)
__________________________________________________________________________________________________________________________________________

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2011 tax reporting year.

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through March 31, 2012 that, in accordance with federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year.
For federal income tax purposes, capital loss carryforwards incurred prior to March 31, 2011 may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years (beginning on April 1, 2011) will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards presented in the table below may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of March 31, 2012, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):

Fund                                                      2013     2014     2015     2016     2017     2018     No Expiration     Total
__________________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                           $      -    $-      $  -   $ 2,896  $19,658   $41,341       $    -       $ 63,895
Barrow Hanley Value Fund                                       -     -         -         -        -    15,757        3,501         19,258
Copper Rock International Small Cap Fund                       -     -         -    10,437    4,523     4,884            -         19,844
Focused Fund                                             312,740     -         -    24,381   67,565         -            -        404,686
Heitman REIT Fund*                                             -     -         -         -    8,713         -            -          8,713
Large Cap Growth Fund                                          -     -         -    15,864   21,126    14,497            -         51,487
TS&W Mid-Cap Value Fund                                        -     -         -         -        -     7,423            -          7,423
TS&W Small Cap Value Fund                                      -     -         -     3,439        -         -            -          3,439
Dwight Short Term Fixed Income Fund                            -     -       320         -        -       576            -            896
__________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2011 tax reporting year.

                                                                118

During the year ended March 31, 2012, the following capital loss carryforwards were utilized to offset realized capital gains and/or expired (000):

Fund                                                                   Amount
_______________________________________________________________________________

Analytic U.S. Long/Short Fund                                         $  1,330
Barrow Hanley Value Fund                                                 3,475
Copper Rock International Small Cap Fund                                23,006
Focused Fund                                                           806,931
Heitman REIT Fund*                                                       6,175
Large Cap Growth Fund                                                  105,397
TS&W Mid-Cap Value Fund                                                 16,613
TS&W Small Cap Value Fund                                                1,288
Dwight Short Term Fixed Income Fund                                          7
_______________________________________________________________________________

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2011 tax reporting year.

Of the capital loss carryforwards attributable to the Focused Fund, Large Cap Growth Fund, Copper Rock International Small Cap Fund,
TS&W Mid-Cap Value Fund and TS&W Small Cap Value Fund, the following amounts may be limited as a result of reorganizations completed after the close of business on March 27, 2009 and December 4, 2009 and to the extent unrealized gains and losses that existed at the time of the reorganization are realized, the capital loss carryforwards may be further limited for up to five years from the date of the reorganization (000):

                                                                                          Amounts limited           Amounts limited
                                                             Total Capital Loss           annually due to           annually due to
                                                              Carryforwards at               12/04/09                  03/27/09
                                                                  3/31/12                 reorganization            reorganization
____________________________________________________________________________________________________________________________________

Copper Rock International Small Cap Fund                          $ 19,844                    $     -                   $ 9,408
Focused Fund                                                       404,686                     25,893                         -
Large Cap Growth Fund                                               51,487                          -                    20,905
TS&W Mid-Cap Value Fund                                              7,423                          -                     7,423
TS&W Small Cap Value Fund                                            3,439                          -                     3,439
____________________________________________________________________________________________________________________________________

The federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short, futures contracts and written option contracts, at March 31, 2012, were as follows:

                                                                                                                          Net
                                                                                                                       Unrealized
                                                         Federal Tax         Unrealized           Unrealized         Appreciation/
                                                             Cost           Appreciation         Depreciation        (Depreciation)
Fund                                                        (000)              (000)                (000)                (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                             $ 23,030            $ 4,555              $(1,032)             $ 3,523
Barrow Hanley Value Fund                                    92,237             35,020               (4,102)              30,918
Copper Rock International Small Cap Fund                    91,645              7,363               (2,918)               4,445
Focused Fund                                               504,742             97,143               (9,747)              87,396
Heitman REIT Fund*                                          42,414             16,045                  (35)              16,010
Large Cap Growth Fund                                      130,358             68,945               (1,061)              67,884
TS&W Mid-Cap Value Fund                                    151,448             23,565               (1,088)              22,477
TS&W Small Cap Value Fund                                   85,602             25,703               (2,348)              23,355
Barrow Hanley Core Bond Fund                                31,561              1,573                 (171)               1,402
Dwight Intermediate Fixed Income Fund                       67,810              1,303                 (265)               1,038
Dwight Short Term Fixed Income Fund                        142,881              1,710                 (940)                 770
____________________________________________________________________________________________________________________________________

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2011 tax reporting year.

                                                                119

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF MARCH 31, 2012

7. CONCENTRATIONS/RISKS
____________________________________________________________________________________________________________________________________

Certain Funds invest a high percentage of their assets in specific sectors of the market, including real estate. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In addition, the Heitman REIT Fund is concentrated, which means it may invest 25% or more of its net assets in specific industries.

There are risks associated with selling short, including the risk that a Fund engaged in short sales may have to cover its short positions at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. By engaging in certain derivative strategies or investing the proceeds received from selling securities sold short, a Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value greater than without the use of leverage, which could result in increased volatility of returns. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivative purchased or sold.

Certain funds may invest in mortgage related or other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values and early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Each Fund may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies.
Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each
Fund. However, based on experience, the Funds expect the risk of loss pursuant to such indemnifications to be remote.

8. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Boards of Trustees of each of the Trust and Old Mutual Funds I (together, the "Trusts"), on behalf of certain series portfolios of the Trusts (for the purposes of this Note 8, the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the SEC on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the OM Funds may borrow more than 10% of their assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the year ended March 31, 2012.

9. LITIGATION
____________________________________________________________________________________________________________________________________

In January 2012, the Old Mutual Mid-Cap Fund (which reorganized into the TS&W Mid-Cap Value Fund in March 2009) was served with a summons and complaint in an action brought by Edward S. Weisfelner, as Trustee of the LB Creditor Trust, in the case captioned
Weisfelner v. Fund 1, et al. (U.S. Bankruptcy Court, Southern District of New York, Adv. Pro No. 10-4609) (the "Creditors Trust
Action"). The litigation seeks to recover all payments made to shareholders in the December 2007 leveraged buyout of Lyondell
Chemical Company as alleged fraudulent transfers. The Creditors Trust Action asserts intentional and constructive fraudulent transfer causes of action under state law. The TS&W Mid-Cap Value Fund cannot predict the outcome of this proceeding. The TS&W
Mid-Cap Value Fund has filed a joinder to the current pending motion to dismiss and awaits the court's ruling on that motion; the path the litigation will follow (including whether it will proceed at all) depends on the outcome of that ruling. The TS&W Mid-Cap
Value Fund is currently assessing the case and has not yet determined the potential effect, if any, on its net asset value.

                                                                120

10. NEW ACCOUNTING PRONOUNCEMENT
____________________________________________________________________________________________________________________________________

In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in
U.S. GAAP and IFRSs". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after
December 15, 2011. The Adviser has evaluated the implications of ASU No. 2011-04 and does not anticipate a material impact on the financial statements.

11. SUBSEQUENT EVENTS
____________________________________________________________________________________________________________________________________

In accordance with the provisions set forth in FASB Accounting Standards Codification 855-10 Subsequent Events, the Adviser has
evaluated the possibility of subsequent events existing in the Funds' financial statements. After the close of business on
April 13, 2012, all of the assets and liabilities of each Acquired Fund (as defined in Note 1) became the assets and liabilities of the corresponding Acquiring Fund (as defined in Note 1) and shareholders of each Acquired Fund became shareholders of the corresponding Acquiring Fund upon completion of the reorganizations. The Adviser has determined that there are no additional material events that would require disclosure in the Funds' financial statements.

                                                                121

[PWC LOGO]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets, and of cash flows for the Old Mutual Analytic U.S. Long/Short Fund and the
financial highlights present fairly, in all material respects, the financial position of Old Mutual Analytic U.S. Long/Short Fund,
Old Mutual Barrow Hanley Value Fund, Old Mutual Focused Fund, Old Mutual Heitman REIT Fund, Old Mutual Large Cap Growth Fund, Old
Mutual Copper Rock International Small Cap Fund, Old Mutual TS&W Mid-Cap Value, Old Mutual TS&W Small Cap Value Fund, Old Mutual
Barrow Hanley Core Bond Fund, Old Mutual Dwight Intermediate Fixed Income Fund, and Old Mutual Dwight Short Term Fixed Income Fund
(constituting Old Mutual Funds II, hereafter referred to as the "Funds") at March 31, 2012 and the results of each of their operations, the changes in each of their net assets, and of the cash flows for the Old Mutual Analytic U.S. Long/Short Fund and the
financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United
States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
May 16, 2012

.....................................................................................................................................

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110
T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

                                                                123

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a March 31, 2012 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2012 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended
March 31, 2012, each Fund is designating the following items with regard to distributions paid during the year.

                                                                                Qualifying
                                                                               For Corporate                                         Qualified
                                                                  Long Term      Dividends     Qualifying      U.S.       Qualified  Short Term
                                                                 Capital Gain    Receivable     Dividend    Government    Interest    Capital
Fund                                                             Distribution* Deduction (1)   Income (2)  Interest (3)   Income (4)  Gain (5)
________________________________________________________________________________________________________________________________________________

Old Mutual Analytic U.S. Long/Short Fund                         $          -       100.00%      100.00%         0.04%       0.10%      0.00%
Old Mutual Barrow Hanley Value Fund                                         -       100.00%      100.00%         0.00%       0.01%      0.00%
Old Mutual Copper Rock International Small Cap Fund                         -       100.00%        2.06%         0.00%       0.00%      0.00%
Old Mutual Focused Fund                                                     -       100.00%      100.00%         0.00%       1.00%      0.00%
Old Mutual Heitman REIT Fund                                                -         0.00%        0.00%         0.00%       0.00%      0.00%
Old Mutual Large Cap Growth Fund                                            -       100.00%      100.00%         0.00%       0.01%      0.00%
Old Mutual TS&W Mid-Cap Value Fund                                 11,225,590       100.00%      100.00%         0.00%       1.00%      0.00%
Old Mutual TS&W Small Cap Value Fund                                5,495,825         0.00%        0.00%         0.00%       0.00%      0.00%
Old Mutual Barrow Hanley Core Bond Fund                               709,789         0.00%        0.00%         7.74%     100.00%    100.00%
Old Mutual Dwight Intermediate Fixed Income Fund.                     783,753         0.00%        0.00%         2.79%     100.00%    100.00%
Old Mutual Dwight Short Term Fixed Income Fund                              -         0.00%        0.00%         6.41%     100.00%      0.00%
________________________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________________________

For the period April 1, 2012 to April 13, 2012 each Fund is designating the following items with regard to distributions paid during the period.

                                                                                Qualifying
                                                                               For Corporate                                         Qualified
                                                                  Long Term      Dividends     Qualifying      U.S.       Qualified  Short Term
                                                                 Capital Gain    Receivable     Dividend    Government    Interest    Capital
Fund                                                             Distribution* Deduction (1)   Income (2)  Interest (3)   Income (4)  Gain (5)
________________________________________________________________________________________________________________________________________________

Old Mutual Barrow Hanley Core Bond Fund                            $797,369        0.00%         0.00%         1.66%       100.00%    100.00%
Old Mutual Dwight Intermediate Fixed Income Fund                          -        0.00%         0.00%         3.81%       100.00%      0.00%
Old Mutual Dwight Short Term Fixed Income Fund                            -        0.00%         0.00%         0.42%       100.00%    100.00%
________________________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________________________

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax
    Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the Funds in the table to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation
    Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs
    Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S.
    withholding tax when paid to foreign investors.

*   These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

                                                                124

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling 888-772-2888 toll-free; (ii) on the Trust's website at oldmutualfunds.com; and (iii)
on the SEC's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities for the twelve-month period ended June 30, 2011 is available (i) without charge, upon request, by calling 888-772-2888 toll free; (ii) on the Trust's website at
oldmutualfunds.com; and (iii) on the SEC's website at http://www.sec.gov.

Old Mutual Funds II Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free. A list of each Fund's full portfolio holdings for the prior calendar quarter is also available on the
Trust's website at oldmutualfunds.com fifteen days after the end of that calendar quarter.

                                                                125

 FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - March 31, 2012

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. The Funds may charge transaction fees, including sales charges (loads) on purchase payments; redemption fees; and exchange fees. The Funds also incur various ongoing expenses, including management fees, distribution (12b-1) and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2012. As discussed in Note 11, some of the Funds were reorganized subsequent to March 31, 2012. As a result, the hypothetical expense example below may not be representative of the acquiring fund's expense structure.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, distribution (12b-1) and/or service fees, administration, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the $10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid
During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of
5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Annualized      Expenses                                                                      Annualized     Expenses
                                    Beginning     Ending        Expense         Paid                                              Beginning     Ending        Expense        Paid
                                     Account      Account    Ratio for the     During                                              Account      Account    Ratio for the    During
                                      Value        Value       Six Month      Six Month                                             Value        Value       Six Month     Six Month
                                    10/1/2011    3/31/2012      Period         Period*                                            10/1/2011    3/31/2012      Period        Period*
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Class A                                            Old Mutual Copper Rock International Small Cap Fund - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $1,256.00       1.77%          $9.98            Actual Fund Return               $1,000.00    $1,174.90       1.55%          $8.43
   Hypothetical 5% Return            1,000.00     1,016.15       1.77            8.92            Hypothetical 5% Return            1,000.00     1,017.25       1.55            7.82
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Class Z                                            Old Mutual Copper Rock International Small Cap Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,257.40       1.53            8.63            Actual Fund Return                1,000.00     1,175.60       1.30            7.07
   Hypothetical 5% Return            1,000.00     1,017.35       1.53            7.72            Hypothetical 5% Return            1,000.00     1,018.50       1.30            6.56
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Institutional Class                                Old Mutual Copper Rock International Small Cap Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,259.10       1.32            7.46            Actual Fund Return                1,000.00     1,177.40       1.05            5.72
   Hypothetical 5% Return            1,000.00     1,018.40       1.32            6.66            Hypothetical 5% Return            1,000.00     1,019.75       1.05            5.30
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund - Class A                                                Old Mutual Focused Fund - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,261.50       1.20            6.78            Actual Fund Return                1,000.00     1,303.10       1.20            6.91
   Hypothetical 5% Return            1,000.00     1,019.00       1.20            6.06            Hypothetical 5% Return            1,000.00     1,019.00       1.20            6.06
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund - Class Z                                                Old Mutual Focused Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,264.30       0.95            5.38            Actual Fund Return                1,000.00     1,305.50       0.95            5.48
   Hypothetical 5% Return            1,000.00     1,020.25       0.95            4.80            Hypothetical 5% Return            1,000.00     1,020.25       0.95            4.80
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund - Institutional Class                                    Old Mutual Focused Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,263.10       0.85            4.81            Actual Fund Return                1,000.00     1,306.00       0.80            4.61
   Hypothetical 5% Return            1,000.00     1,020.75       0.85            4.29            Hypothetical 5% Return            1,000.00     1,021.00       0.80            4.04
_________________________________________________________________________________________     _________________________________________________________________________________________

                                                                126

                                                              Annualized      Expenses                                                                      Annualized      Expenses
                                    Beginning     Ending        Expense         Paid                                              Beginning     Ending        Expense         Paid
                                     Account      Account    Ratio for the     During                                              Account      Account    Ratio for the     During
                                      Value        Value       Six Month      Six Month                                             Value        Value       Six Month      Six Month
                                    10/1/2011    3/31/2012      Period         Period*                                            10/1/2011    3/31/2012      Period         Period*
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Heitman REIT Fund - Class A                                                       Old Mutual Dwight Intermediate Fixed Income Fund - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $1,292.90       1.50%          $8.60            Actual Fund Return               $1,000.00    $1,018.60       0.83%          $4.19
   Hypothetical 5% Return            1,000.00     1,017.50       1.50            7.57            Hypothetical 5% Return            1,000.00     1,020.85       0.83            4.19
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Heitman REIT Fund - Class Z                                                       Old Mutual Dwight Intermediate Fixed Income Fund - Class C
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,294.70       1.16            6.65            Actual Fund Return                1,000.00     1,015.80       1.58            7.96
   Hypothetical 5% Return            1,000.00     1,019.20       1.16            5.86            Hypothetical 5% Return            1,000.00     1,017.10       1.58            7.97
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Heitman REIT Fund - Institutional Class                                           Old Mutual Dwight Intermediate Fixed Income Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,296.30       0.95            5.45            Actual Fund Return                1,000.00     1,020.90       0.58            2.93
   Hypothetical 5% Return            1,000.00     1,020.25       0.95            4.80            Hypothetical 5% Return            1,000.00     1,022.10       0.58            2.93
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Large Cap Growth Fund - Class A                                                   Old Mutual Dwight Intermediate Fixed Income Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,285.40       1.14            6.51            Actual Fund Return                1,000.00     1,021.30       0.50            2.53
   Hypothetical 5% Return            1,000.00     1,019.30       1.14            5.76            Hypothetical 5% Return            1,000.00     1,022.50       0.50            2.53
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Large Cap Growth Fund - Class Z                                                   Old Mutual Dwight Short Term Fixed Income Fund - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,287.30       0.89            5.09            Actual Fund Return                1,000.00     1,008.20       0.95            4.77
   Hypothetical 5% Return            1,000.00     1,020.55       0.89            4.50            Hypothetical 5% Return            1,000.00     1,020.25       0.95            4.80
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Large Cap Growth Fund - Institutional Class                                       Old Mutual Dwight Short Term Fixed Income Fund - Class C
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,288.10       0.79            4.52            Actual Fund Return                1,000.00     1,004.70       1.45            7.27
   Hypothetical 5% Return            1,000.00     1,021.05       0.79            3.99            Hypothetical 5% Return            1,000.00     1,017.75       1.45            7.31
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund - Class A                                                 Old Mutual Dwight Short Term Fixed Income Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,199.90       1.40            7.70            Actual Fund Return                1,000.00     1,009.50       0.70            3.52
   Hypothetical 5% Return            1,000.00     1,018.00       1.40            7.06            Hypothetical 5% Return            1,000.00     1,021.50       0.70            3.54
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund - Class Z                                                 Old Mutual Dwight Short Term Fixed Income Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,200.90       1.12            6.16            Actual Fund Return                1,000.00     1,009.30       0.55            2.76
   Hypothetical 5% Return            1,000.00     1,019.40       1.12            5.65            Hypothetical 5% Return            1,000.00     1,022.25       0.55            2.78
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,201.20       1.00            5.50
   Hypothetical 5% Return            1,000.00     1,020.00       1.00            5.05
_________________________________________________________________________________________

Old Mutual TS&W Small Cap Value Fund - Class A
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,274.10       1.50            8.53
   Hypothetical 5% Return            1,000.00     1,017.50       1.50            7.57
_________________________________________________________________________________________

Old Mutual TS&W Small Cap Value Fund - Class Z
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,276.10       1.25            7.11
   Hypothetical 5% Return            1,000.00     1,018.75       1.25            6.31
_________________________________________________________________________________________

Old Mutual TS&W Small Cap Value Fund - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,277.10       1.10            6.26
   Hypothetical 5% Return            1,000.00     1,019.50       1.10            5.55
_________________________________________________________________________________________

Old Mutual Barrow Hanley Core Bond Fund - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,024.50       0.70            3.54
   Hypothetical 5% Return            1,000.00     1,021.50       0.70            3.54
_________________________________________________________________________________________

* Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 days (to reflect the one-half year period).

                                                                127

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST
As of March 31, 2012 (Unaudited)

Trustees

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Trustees and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period.

The chart below lists the Funds' Trustees as of March 31, 2012, the end of the reporting period. Effective April 16, 2012, all of the Funds except the Heitman REIT Fund were reorganized into mutual funds advised by Touchstone Advisors, Inc. and effective May
21, 2012 the Heitman REIT Fund was reorganized into a mutual fund on the FundVantage platform. Effective on those dates, new boards of trustees began overseeing the management and affairs of the Funds. The Statement of Additional Information for each Fund post-reorganization, which includes information about its board of trustees is available, without charge, by calling 888.772.2888.

_______________________________________________________________________________________________________________________________________________________________________

INDEPENDENT TRUSTEES
_______________________________________________________________________________________________________________________________________________________________________

                                                                                                      Number of Funds
                                          Term of Office*                                          in the Old Mutual Fund
                      Position(s) Held     and Length of       Principal Occupation(s) During          Complex Overseen          Other Directorships Held by Trustee
Name and Age           with the Trust       Time Served                Past Five Years                    by Trustee                    During Past Five Years
_______________________________________________________________________________________________________________________________________________________________________

L. Kent Moore           Chairman of       Since April 19,   Managing Member, Eagle River                    18              Chairman of Board and Trustee of Old Mutual
Age: 56                the Board and           2010         Ventures, LLC (investments) since                               Funds I since 2004. Director of TS&W/
                          Trustee                           2003. Chairman, Foothills Energy                                Claymore Tax-Advantaged Balanced Fund
                                                            Ventures, LLC, since 2006.                                      and Old Mutual/Claymore Long Short Fund,
                                                                                                                            2004-2011. Trustee of Old Mutual Funds III,
                                                                                                                            2008-2009.
_______________________________________________________________________________________________________________________________________________________________________

John R. Bartholdson       Trustee           Since 1995      Retired. Formerly Chief Financial               18              Director of ING Clarion Real Estate Income
Age: 67                                                     Officer, The Triumph Group, Inc.                                Fund from 2004 to 2009 and ING Clarion
                                                            (manufacturing), 1992 to 2007.                                  Global Real Estate Income Fund since 2004.
                                                                                                                            Trustee of Old Mutual Funds I since 2004.
                                                                                                                            Trustee of Old Mutual Insurance Series
                                                                                                                            Fund, 1997-2009, and Old Mutual Funds III,
                                                                                                                            2008-2009.
_______________________________________________________________________________________________________________________________________________________________________

Robert M. Hamje           Trustee         Since April 19,   Retired. Formerly President and                 18              Trustee of Old Mutual Funds I since 2004.
Age: 69                                        2010         Chief Investment Officer, TRW                                   Director of TS&W/Claymore Tax-Advantaged
                                                            Investment Management Company                                   Balanced Fund and Old Mutual/ Claymore
                                                            (investment management),                                        Long-Short Fund, 2004-2011. Chairman of the
                                                            1984-2003.                                                      Board and Trustee of Old Mutual Funds III,
                                                                                                                            2008-2009.
_______________________________________________________________________________________________________________________________________________________________________

Jarrett B. Kling          Trustee         Since April 19,   Managing Director, ING Clarion                  18              Trustee of Old Mutual Funds I since 2004.
Age: 68                                        2010         Real Estate Securities, L.P.                                    Trustee, Hirtle Callaghan Trust since 1995;
                                                            (investment management),                                        ING Clarion Real Estate Income Fund from
                                                            1998 - present.                                                 2004 to 2009; ING Clarion Global Real
                                                                                                                            Estate Income Fund since 2004; and ING
                                                                                                                            Clarion since 1998. Trustee of Old Mutual
                                                                                                                            Funds III, 2008-2009.
_______________________________________________________________________________________________________________________________________________________________________

* Trustee of the Trust until such time as his or her successor is duly elected and appointed.

_______________________________________________________________________________________________________________________________________________________________________

ADVISORY TRUSTEE

_______________________________________________________________________________________________________________________________________________________________________

                                                                                                        Number of Funds
                                             Term of Office*                                        in the Old Mutual Fund
                         Position(s) Held     and Length of         Principal Occupation(s)             Complex Overseen         Other Directorships Held by Trustee
Name and Age              with the Trust       Time Served          During Past Five Years                 by Trustee                   During Past Five Years
_______________________________________________________________________________________________________________________________________________________________________

Walter W. Driver, Jr.**  Advisory Trustee      Since 2010        Chairman - Southeast, Goldman                 18           Total Systems Services, Inc., Equifax, Inc.,
Age: 66                                                          Sachs & Co., 2006 - present.                               Old Mutual Funds I (Advisory Trustee),
                                                                 Chairman, King & Spalding LLP                              since 2007, Old Mutual Funds I (Trustee),
                                                                 (law firm), 1970 - 2006.                                   2005 - 2006, and Old Mutual Funds III
                                                                                                                            (Advisory Trustee), 2008 - 2009.
_______________________________________________________________________________________________________________________________________________________________________

*  Trustee of the Trust until such time as his or her successor is duly elected and appointed.
** Mr. Driver is considered to be an "interested person" of the Trust, as that term is defined in the 1940 Act, due to his employment at Goldman Sachs & Co. and the possibility that the Trust may execute trades with Goldman Sachs & Co. acting as principal. As an Advisory Trustee, Mr. Driver has no voting rights.

                                                                128

Trust Officers

The Board elects the Officers of the Trust to actively supervise its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The
Officers of the Trust receive no direct compensation from the Trust or the Funds. Certain Officers also serve as an officer in a similar capacity for Old Mutual Funds I, another registered investment company managed by the Adviser.

The Officers of the Trust as of March 31, 2012 and their principal occupation for the last five years are set forth below. Trust
Officers are elected annually by the Board and continue to hold office until they resign, are removed, or until their successors are elected.

_______________________________________________________________________________________________________________________________________________________________________

                                        Term of Office and
                       Position Held      Length of Time                                           Principal Occupation(s)
Name and Age*          with the Trust         Served**                                               During Past 5 Years
_______________________________________________________________________________________________________________________________________________________________________

Julian F. Sluyters      President          Since 2006         Chief Executive Officer, June 2008 - present, President, October 2006 - present, and Chief Operating
Age: 51               and Principal                           Officer, October 2006 - June 2008, Old Mutual Capital, Inc. President, Chief Financial Officer and
                        Executive                             Treasurer, Old Mutual Fund Services, October 2006 - present. President, November 2008 - present,
                         Officer                              Old Mutual Investment Partners. President and Chief Executive Officer, Scudder family of funds, 2004 -
                                                              December 2005.
_______________________________________________________________________________________________________________________________________________________________________

Robert T. Kelly         Treasurer          Since 2006         Vice President, June 2007 - present, Old Mutual Capital, Inc. and Vice President, October 2006 - present,
Age: 42               and Principal                           Old Mutual Fund Services. Vice President of Portfolio Accounting, Founders Asset Management LLC,
                        Financial                             2000 - February 2006.
                         Officer
_______________________________________________________________________________________________________________________________________________________________________

Kathryn A. Burns     Vice President,   Vice President and     Chief Compliance Officer, March 2010 - present, Vice President, January 2010 - present, Regulatory
Age: 35                   Chief         Chief Compliance      Reporting Manager, August 2006 - present, and Assistant Vice President, January 2009 - January 2010,
                       Compliance     Officer since 2010;     Old Mutual Fund Services. Chief Compliance Officer, March 2010 - present and Vice President, January
                       Officer and    Assistant Treasurer     2010 - present, Old Mutual Capital, Inc. Manager, 2004 - July 2006, PricewaterhouseCoopers LLP.
                        Assistant          since 2006
                        Treasurer
_______________________________________________________________________________________________________________________________________________________________________

Kathryn L. Santoro   Vice President   Vice President since    Vice President, January 2009 - present, General Counsel and Secretary, May 2011 - present, Associate
Age: 37               and Secretary     2010; Secretary       General Counsel, January 2009 - May 2011, and Associate Counsel, November 2005 - January 2009, Old
                                          since 2011;         Mutual Capital, Inc. Associate Attorney, Hall & Evans, LLC, 2004 - 2005.
                                      Assistant Secretary
                                          2006 - 2011.
_______________________________________________________________________________________________________________________________________________________________________

Jeffrey C. Keil        Senior Vice        June 2011 -         President, 2005 - present, Keil Fiduciary Strategies LLC.
Age: 53                 President           present
_______________________________________________________________________________________________________________________________________________________________________

                                                                129

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited)

Background

On November 17, 2011, the Board of Trustees ("Board" or "Trustees") of Old Mutual Funds II (the "Trust"), including all those who are not "interested persons" of the Trust, approved the continuance of investment management agreements (the "Management
Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's sub-advisers (each a
"Sub-Advisory Agreement") for a one year period ending December 31, 2012. The Sub-Advisory Agreements and the Management Agreement
are referred to, collectively, as the "Advisory Agreements." Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Fund"
and together, the "Funds"). Except for the Old Mutual Focused Fund, portfolio management of the Funds is performed by the sub-advisers, subject to the oversight of OMCAP and the Board.

In reaching its decision to approve the continuance of the Advisory Agreements, the Board, represented by independent legal counsel, considered OMCAP's contractual agreement to limit the Funds' expenses through December 31, 2012 and OMCAP's contractual agreement to limit the Old Mutual Focused Fund's expenses through July 31, 2014. In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each
Fund; the qualifications of the investment personnel at OMCAP and each of the sub-advisers; the compliance programs of OMCAP and the sub-advisers; brokerage practices, including the extent the sub-advisers obtained research through "soft dollar" arrangements with the Funds' brokerage; the financial and non-financial resources available to provide services required under the Advisory
Agreements; and OMCAP's plans to exit the retail mutual fund business and pending sale of most of the Funds to Touchstone
Advisors, Inc. (Touchstone") as described below.

The Board relied on the Trust's Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structures for each Fund except the
Old Mutual TS&W Mid-Cap Value Fund and Old Mutual Barrow Hanley Core Bond Fund (the "Excluded Funds"). The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the sub-advisers (the "Senior Officer's Report").
The Board also received a report prepared by Lipper, Inc., an independent mutual fund statistical service, on comparative mutual fund performance, advisory fees, and expense levels for each Fund (the "Peer Reports"). Except for the Old Mutual Barrow Hanley
Core Bond Fund and the Old Mutual Copper Rock International Small Cap Fund (formerly the Old Mutual Strategic Small Company Fund), the comparative fund peer universe consists of all funds in a Fund's investment-style category, as classified by Lipper. The peer universe for the Old Mutual Barrow Hanley Core Bond Fund is categorized by Lipper as "general bond" funds, and the Fund is grouped with other fixed-income funds with varying investment strategies. The peer universe for the Old Mutual Copper Rock International
Small Cap Fund is categorized by Lipper as "international small-/mid-cap growth funds", and the Fund is grouped with other international small-/mid-cap growth funds. The expense group utilized by Lipper for the Old Mutual Copper Rock International Small
Cap Fund Report consists of the Fund and eight international small-/mid-cap growth funds. The Old Mutual Copper Rock International
Small Cap Fund's performance is compared to peer funds in the small-cap growth classification, as well as the eight funds classified by Lipper as international small-/mid-cap growth funds and utilized by Lipper as the expense group.

Senior Officer's Report

The Senior Officer's Report evaluated the proposed management and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Fund other than the Excluded Funds. These factors included:

     o The nature and quality of the services provided by OMCAP and the sub-advisers, including the Funds' relative total return performance compared to peer universes selected by Lipper and appropriate market indices

     o The Funds' relative advisory fee levels and total expense ratios compared to peer universes selected by Lipper

     o Costs to OMCAP and its affiliates of supplying services pursuant to the Management Agreement, excluding intra-corporate profit

     o Profit margins of OMCAP and its affiliates and the sub-advisers from providing the services

     o Management fees charged by OMCAP and the sub-advisers to other clients

     o Possible economies of scale

     o Possible conflicts of interest

     o The overall nature and quality of services provided by OMCAP to the Funds and their shareholders

     o The quality of third-party service providers

     o Fall-out benefits garnered by OMCAP by virtue of being a mutual fund advisor

     o The pending asset sale transaction with Touchstone, discussed below.

The Senior Officer conducted due diligence in connection with his review, including the following:

     o Analyzed OMCAP's advisory contract renewal process through a comparison to a "best practices" checklist devised and authored by the Senior Officer

     o Reviewed the draft 15(c) request letters and provided comments which were incorporated into the final letters

                                                                130

     o Reviewed all data and information submitted by OMCAP and the sub-advisers pursuant to the 15(c) request letter process, including personnel information, operations detail, compliance structure, business relationships, relevant brokerage policies, data and other related information

     o Reviewed financial information for the twelve month period ending August 31, 2011 presented by OMCAP and each of the sub-advisers

     o Prepared a comparative report and analysis regarding the Funds' expense universe (as defined below) and performance universe
       (as defined below) information that was reviewed by the Board in conjunction with the Peer Reports

     o Attended the Trust's regularly scheduled 2011 Board meetings, beginning from the Senior Officer's date of retention on June
       21, 2011, and listened to presentations from OMCAP and the sub-advisers

     o Addressed questions and further inquiries made by the Board, which were prompted by their review of the information submitted above, as supplemented by the Senior Officer's observations, comments, and suggestions

     o Reviewed the Peer Reports which compared the performance of each Fund with the performance universe of funds in its investment category and to its benchmark for the one year, two year, three year, four year, and five year or since inception periods, as applicable, ending August 31, 2011

     o Reviewed the Peer Reports, which compared the advisory fee and expense ratio of each Fund as of March 31, 2011 with those of other funds in the universe of funds in its investment category

The Senior Officer recommended that the Board approve the continuance of the Advisory Agreements and the related fees, noting certain factors for a few Funds warranting close attention by the Board in the future. The discussion under the "Board
Considerations" section, below, explains various factors, including the Senior Officer's Report, which were considered by the Board and which resulted in the Board's approval of the Advisory Agreements.

Board Considerations

In mid-2011, OMCAP informed the Board that that it did not intend to remain in the mutual fund asset management business in the long-term and that it was seeking a strategic buyer for the Funds. Following multiple meetings with the Board, OMCAP proposed several transactions involving the Funds. In addition, the Independent Trustees met among themselves multiple times to consider the
OMCAP proposal with respect to each Fund individually.

Touchstone Transaction - On October 4, 2011, Old Mutual (US) Holdings, Inc. ("OMAM") announced that it had reached a definitive agreement to sell the majority of its retail asset management business to Touchstone (the "Touchstone Transaction"). As a result,
OMCAP proposed, and the Board approved, on October 17, 2011, Agreements and Plans of Reorganization pursuant to which the Funds listed below will be reorganized into mutual funds advised by Touchstone:

    Old Mutual Analytic U.S. Long/Short Fund
    Old Mutual Barrow Hanley Core Bond Fund
    Old Mutual Barrow Hanley Value Fund
    Old Mutual Copper Rock International Small Cap Fund
    Old Mutual Dwight Intermediate Fixed Income Fund
    Old Mutual Dwight Short Term Fixed Income Fund
    Old Mutual Focused Fund
    Old Mutual Large Cap Growth Fund
    Old Mutual TS&W Mid-Cap Value Fund
    Old Mutual TS&W Small Cap Value Fund

The reorganizations will be submitted to shareholders of each Fund for their approval and is subject to certain other conditions to closing. The reorganizations are currently expected to close in April 2012.

The Board considered the written commitment from OMCAP's parent company, OMAM, to support OMCAP's contractual commitments with the
Funds during the term of each such contractual commitment, which extends through the anticipated closing dates of the above described transactions. The Board further noted that OMAM and OMCAP have agreed to maintain appropriate staffing levels until all the transactions are completed.

     o Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board further considered the restructuring of
       OMCAP and outsourcing of certain administrative functions to a third-party service provider. The Board believed that the combined advisory and administrative services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Funds for these services than would otherwise be available through separate advisory and administration agreements.

     o Management Fees - The Board considered the current combined investment advisory and administrative fee ("Management Fee")
       for each Fund as of March 31, 2011 as compared to the data contained in the Peer Report, including the breakpoint schedules and expense limitation agreement (discussed below under Breakpoints for Management Fees, and under Fund Expenses). In addition,

                                                                131

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited) - continued

       the Board reviewed the sub-advisory fee paid by OMCAP to the sub-adviser for each Fund pursuant to the Sub-Advisory Agreement
       (the "Sub-Advisory Fee"). A more detailed discussion of each Fund's Management Fee is contained in the "Advisory Agreements"
       section below.

     o Breakpoints for Management Fees - The Board considered the Management Fee breakpoints that had been established to benefit the Funds. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale despite that many Funds were not large enough to trigger a fee breakpoint.

     o Fund Expenses - The Board considered that, OMCAP contractually agreed to cap expenses borne by the Funds and their shareholders pursuant to expense limitation agreements ("Expense Limitation Agreement"). These expense limitations provided a meaningful reduction to most Funds' expense ratios and brought the total annual operating expense ratios of most Funds to levels at or below the median total expense ratios of unaffiliated funds in a peer group selected by Lipper (referred to as an "expense group"). The expense universe consists of all funds in a Fund's investment-style category, as classified by
       Lipper (referred to as an "expense universe"). The Board considered OMCAP's voluntary agreement to reimburse expenses of the
       Old Mutual Cash Reserves Fund to the extent necessary to assist the Fund in maintaining a minimum yield of 0.0% for each of the Fund's share classes. The Board further considered that OMCAP contractually committed to extend the expense limitations for the Old Mutual Focused Fund through July 31, 2014 and for all other Funds through December 31, 2012.

     o Performance - With respect to the sub-advisers, the Board considered the historical investment performance of each sub-adviser in managing the Funds and compared the sub-advisers' performance with that of unaffiliated funds in a peer group selected by Lipper (referred to as a "performance group") and/or a peer universe consisting of all funds in a Fund's investment-style category, as classified by Lipper (referred to as a "performance universe"). A more detailed discussion of each Fund's performance is contained in the "Advisory Agreements" section below.

     o Repurposing of Old Mutual Copper Rock International Small Cap Fund - With respect to the Old Mutual Copper Rock
       International Small Cap Fund, the Board considered the repurposing of the Fund from a multi-managed domestic small cap growth strategy to a single manager international small cap strategy, which included changing the name of the Fund to the Old Mutual
       Copper Rock International Small Cap Fund and changing the Fund's benchmark to the S&P Developed Ex-US Small Cap Index. The changes became effective May 20, 2011, at which time Copper Rock Capital Partners, LLC ("Copper Rock"), assumed sole management of the Fund's assets.

     o Compliance Undertakings - The Board considered OMCAP's agreement to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former investment adviser with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance Undertakings represent additional protection to the Funds and their shareholders.

     o Benefits derived by OMCAP from its relationship with the Funds - The Board considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Board also reviewed the profitability of OMCAP, its subsidiaries, and the sub-advisers in connection with providing services to the Funds. The Board weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings, Inc.

The Board did not consider one factor as all-controlling in its deliberations surrounding the renewal of the Funds' Advisory
Agreements.

Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory
Agreements for each Fund as well as a discussion of the investment performance of each Fund, the Senior Officer report and the
Board's conclusions.

    Old Mutual Analytic U.S. Long/Short Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Analytic Investors, LLC ("Analytic"), the Fund's sub-adviser.

    Performance - With respect to performance, the Trustees considered that the Fund's Class Z share performance for both the one year and two year periods ending August 31, 2011 ranked in the 17th percentile in the Fund's Lipper performance group. The
    Trustees further considered that the Fund's Class Z share performance for the three year period ending August 31, 2011 ranked in the 33rd percentile of the Fund's Lipper performance group, but noted that the Fund ranked in the 1st percentile of the
    Fund's Lipper performance group and the 33rd percentile of the Fund's Lipper performance universe for the five year period ending August 31, 2011.

    Management Fees - The Trustees considered that the Management Fee of 0.80% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30% on higher asset levels) was on the low end of the fees OMCAP charged equity funds for which it is the adviser. The Trustees noted that the Fund's contractual Management Fee was the most competitive fee in its
    Lipper expense group, but that the Fund's actual Management Fee ranked in the 50th percentile of the Fund's Lipper expense group.

                                                                132

    Fee Waivers - The Trustees considered OMCAP's agreement to waive its Management Fee or reimburse Fund expenses to limit the
    Fund's total annual operating expenses through December 31, 2012 to no more than 1.10% per year (exclusive of certain expenses such as dividends on short sales, brokerage commissions, distribution and service fees, and extraordinary expenses) for the
    Fund's Class Z shares with corresponding limitations for the Fund's other share classes pursuant to the Expense Limitation
    Agreement. The Trustees considered that the Fund's net total annual operating expenses for Class Z shares after waivers ranked in the 33rd percentile of the Fund's Lipper expense group.

    Senior Officer's Report - The Trustees considered that the Senior Officer's Report indicated that the Fund outperformed both the
    Lipper peer universe median and the Fund's benchmark for the one year period ending August 31, 2011 and, although lagging its benchmark for the longer term, it outperformed the Lipper peer universe median for the three year and five year periods ending
    August 31, 2011, which supported the continuation of the Management Agreement and Sub-Advisory Agreement with Analytic for another year.

    Board Conclusions - The Board concluded that, in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the contractual Management Fee being the lowest in the Fund's Lipper expense group, the competitive net total annual operating expenses after waivers, and the Fund's strong performance, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and the Sub-Advisory Agreement with Analytic should be approved.

    Old Mutual Barrow Hanley Value Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by
    Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley"), the Fund's sub-adviser.

    Performance - With respect to performance, the Trustees considered that the Fund's Class Z share performance for the one year, two year, and three year periods ending August 31, 2011 ranked in the 33rd 22nd, and 13th percentile of the Fund's
    Lipper performance group, respectively. The Trustees further considered that the Fund's Class Z share performance for the both the four year and five year periods ending August 31, 2011 ranked in the 57th percentile of the Fund's Lipper performance group. The Trustees noted the Fund's improved performance during the past three years ending August 31, 2011 relative to longer-term performance.

    Management Fees - The Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.09% on higher asset levels) was on the low end of the fees OMCAP charged equity funds of which it is the adviser. The Trustees considered that the Fund's contractual and actual Management Fee ranked in the 33rd percentile of the Fund's Lipper expense group.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 0.95% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class Z net total annual operating expenses after waivers ranked in the 33rd percentile of the Fund's Lipper expense group.

    Senior Officer's Report - The Trustees considered that the Senior Officer's Report indicated that the Fund outperformed both the
    Lipper peer universe median and the Fund's benchmark for the one year, three year, and five year periods, which supported the continuation of the Management Agreement and Sub-Advisory Agreement with Barrow Hanley for another year.

    Board Conclusions - The Board concluded that, in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the favorable recent performance of the Fund's sub-adviser, and competitive contractual and actual Management Fee and net total annual operating expenses after waivers for the Fund's Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Barrow Hanley should be approved.

    Old Mutual Copper Rock International Small Cap Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Copper Rock , sub-adviser of the Fund's assets. The Trustees noted that the Fund was repurposed from a domestic small cap equity strategy to an international small cap equity strategy effective May 20, 2011, and that the Fund's name was changed from Old Mutual Strategic Small Company Fund to Old Mutual Copper Rock International Small Cap Fund at that time. The Trustees noted that Copper Rock assumed management of all of the Fund's assets as of May 20, 2011.

    Performance - The Trustees noted that the Fund's performance was compared to peer group funds in the small-cap growth classification, as well as a peer group of eight funds classified by Lipper as international small-/mid-cap growth funds. With respect to peer group performance, the Trustees considered that the Fund's performance ranked in the 1st percentile of its
    Lipper performance group for the one year period ending August 31, 2011, and that the Fund's performance ranked in the 57th,
    50th, 67th and 67th percentile of its Lipper performance group for the two, three year, four, and five year periods ending August 31, 2011, respectively.

    Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30% on higher asset levels) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser. The Trustees noted that the Fund's contractual Management Fee ranked in the 38th percentile of the Fund's Lipper expense group, and that after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the Fund's actual Management Fee ranked in the 13th percentile of the Fund's Lipper expense group.

                                                                133

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited) - continued

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 1.30% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees considered that the Fund's Class Z net total annual operating expenses after waivers ranked in the 38th percentile of the Fund's Lipper expense group.

    Senior Officer's Report - The Trustees considered that the Senior Officer's Report indicated that the Fund outperformed both its Lipper peer universe median and the Lipper Small Cap Growth Index for the one, three, and five year periods, which supported the continuation of the Management Agreement and the Sub-Advisory Agreement with Copper Rock for another year.

    Board Conclusions - The Board concluded that, in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the competitive contractual Management Fee and actual Management Fee for the Fund's Class Z shares, and the improved recent performance since the Fund was repurposed and Copper Rock took over as sole sub-adviser, the Management Fee and
    Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

    Old Mutual Focused Fund - The Trustees reviewed the services provided by OMCAP, including investment decisions, compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees considered the portfolio management services provided by OMCAP Investors, a division of OMCAP ("OMCAP Investors").

    Performance - With respect to performance, the Trustees noted that the Fund's Class Z share performance for the one year and two year periods ending August 31, 2011 ranked in the 82nd and 91st percentile of the Fund's Lipper performance group, respectively. The Trustees weighed this performance against prior periods of strong performance, and noted that the Fund's Class
    Z share performance for the three year, four year, and five year periods ending August 31, 2011 ranked in the 55th, 45th, and 9th percentile of the Fund's Lipper performance group, respectively.

    Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30% on higher asset levels) was on the low end of the fees OMCAP charged equity funds of which it is the adviser. The Trustees also considered that the Fund's contractual
    Management Fee ranked in the 45th percentile of the Fund's Lipper expense group and that after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the Fund's actual Management Fee ranked in the 1st percentile of the Fund's Lipper expense group.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 31, 2014 to no more than 0.95% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class Z net total annual operating expenses after waivers ranked in the 64th percentile of the Fund's Lipper expense group.

    Senior Officer's Report - The Trustees considered that the Senior Officer's Report indicated that, despite the Fund's underperformance for the one year period ending August 31, 2011 relative to the universe of funds in its investment category and the Fund's benchmark, the Fund's stronger long-term performance supported the continuation of the Management Agreement for another year. The Trustees took under advisement the Senior Officer's recommendation that, because of recent lackluster performance, the Fund's returns should be analyzed closely in forthcoming periods.

    Board Conclusions - The Board concluded that, in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the stronger long-term performance of the Fund's Class Z shares, and the competitive contractual and net Management
    Fees for the Fund's Class Z shares, the Management Fee was appropriate and the Management Agreement with OMCAP should be approved.

    Old Mutual Heitman REIT Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by
    Heitman Real Estate Securities, LLC ("Heitman"), the Fund's sub-adviser.

    Performance - With respect to performance, the Trustees noted that the Fund's performance for the one year and two year periods ending August 31, 2011 ranked in the 38th and 57th percentile, but that the Fund's performance for the three year, four year, and the five year periods ending August 31, 2011 ranked in the 86th , 71st, and 71st percentile of the Fund's
    Lipper performance group, respectively. The Trustees noted the Fund's improved performance during the one year period ending
    August 31, 2011.

    Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30% on higher asset levels) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser. The Trustees noted that the Fund's contractual Management Fee ranked in the 38th percentile, but that the Fund's actual Management Fee ranked in the 63rd percentile of the Fund's
    Lipper expense group.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class Z net total annual operating expenses after waivers was at the median of the Fund's Lipper expense group.

                                                                134

    Senior Officer's Report - The Trustees considered that the Senior Officer's Report indicated that, despite the Fund's underperformance against its Lipper peer universe and the Fund's benchmark over the longer term, the Fund's recent improvement in performance relative to the universe of funds in its investment category and the competitiveness of its expenses as compared to the Lipper expense group supported the continuation of the Management Agreement and Sub-Advisory Agreement with Heitman for another year. The Trustees took under advisement the recommendation that this Fund warrants attention because of its longer-term record of lagging performance.

    Board Conclusions - The Board concluded that, in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the competitive contractual management fee, and the favorable recent performance of the Fund's sub-adviser, the
    Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with
    Heitman should be approved.

    Old Mutual Large Cap Growth Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by
    Ashfield Capital Partners, LLC ("Ashfield"), the Fund's sub-adviser. The Trustees noted that Ashfield assumed management of all of the Fund's assets as of August 8, 2009.

    Performance - With respect to performance, the Trustees noted that the Fund's Class Z shares ranked in the 36th and 46th percentile, respectively for the one year and two year periods ending August 31, 2011. The Trustees further noted that the
    Fund's performance ranked in the 92nd, 92nd, and 77th percentile for the three year, four year, and five year periods ending August 31, 2011, respectively.

    Management Fees - The Trustees considered that the Management Fee of 0.70% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.175% on higher asset levels) was on the low end of the fees OMCAP charged equity funds of which it is the adviser. The Trustees noted that the Fund's contractual Management Fee ranked in the 14th percentile of the
    Fund's Lipper expense group, and that after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the Fund's actual Management Fee ranked in the 1st percentile of the Fund's Lipper expense group.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 1.00% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees also noted that the Fund's Class Z net total annual operating expenses after waivers ranked in the 43rd percentile of the Fund's Lipper expense group.

    Senior Officer's Report - The Trustees considered that the Senior Officer's Report indicated that, despite the Fund's underperformance against its Lipper peer universe and the Fund's benchmark over the longer term, the Fund's recent improvement in performance relative to the universe of funds in its investment category and the competitiveness of its expenses as compared to the Lipper expense group supported the continuation of the Management Agreement and Sub-Advisory Agreement with Ashfield for another year. The Trustees took under advisement the recommendation that this Fund warrants attention because of its longer-term record of lagging performance.

    Board Conclusions - The Board concluded that, in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the competitive actual Management Fee and net Management Fee for the Fund's Class Z shares, and the improved recent performance since Ashfield became the sole sub-adviser to the Fund, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Ashfield should be approved.

    Old Mutual TS&W Mid-Cap Value Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by
    Thompson Siegel & Walmsley LLC ("TS&W"), the Fund's sub-adviser.

    Performance - With respect to performance, the Trustees considered that the Fund's performance ranked in the 25th percentile of the Fund's Lipper performance group during the one year period ending August 31, 2011, and that the Fund's performance ranked in the 75th percentile and 99th percentile for the two year and since inception periods ending August 31, 2011.

    Management Fees - The Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.10% on higher asset levels) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser and that the Fund's contractual Management Fee ranked in the 63rd percentile of the Fund's Lipper expense group. The Trustees noted that, after OMCAP applied contractual fee waivers, the actual Management Fee for the Fund's
    Class Z shares ranked in the 13th percentile of the Fund's Lipper expense group.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 1.12% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares, with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class Z net total annual operating expenses after waivers ranked in the 75th percentile of the Fund's Lipper expense group.

                                                                135

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited) - concluded

    Board Conclusions - The Board concluded that, in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the Fund's strong performance during the one year period ending August 31, 2011, and the Fund's competitive Class Z actual Management Fee, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and
    Sub-Advisory Agreement with TS&W should be approved.

    Old Mutual TS&W Small Cap Value Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by TS&W, the Fund's sub-adviser.

    Performance - With respect to performance, the Trustees considered that, for the one year period ending August 31, 2011, the
    Fund's performance ranked in the 46th percentile in its Lipper performance group, but for the two year, three year, four year and five year periods ending August 31, 2011, the Fund's performance ranked in the 77th, 92nd, 62nd and 62nd percentile of its Lipper performance group, respectively.

    Management Fees - The Trustees considered that the Management Fee of 1.00% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30% on higher asset levels) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser. The Trustees noted that the Fund's contractual Management Fee ranked in the 31st percentile of the
    Fund's Lipper expense group, and that after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the Fund's actual Management Fee ranked in the 62nd percentile of the Fund's Lipper expense group.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees also noted that the Fund's Class Z net total annual operating expenses after waivers was ranked in the 69th percentile of the Fund's Lipper expense group.

    Senior Officer's Report - The Trustees considered that the Senior Officer's Report indicated that, despite the Fund's underperformance relative to its Lipper peer universe median and its benchmark for the three year period ending August 31, 2011, the Fund's favorable performance for the one year and five year period against its benchmark, combined with OMCAP's agreement to cap Fund expenses, supported the continuation of the Management Agreement and Sub-Advisory Agreement with TS&W for another year.
    The Trustees noted the Senior Officer's suggestion that the Fund's poor long-term showing against Lipper peer funds is concerning, but that some improvement lately is encouraging.

    Board Conclusions - The Board concluded that, in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the Fund's improved performance over the one year period ending August 31, 2011, and the and the competitive contractual Management Fee, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and
    Sub-Advisory Agreement with TS&W should be approved.

    Old Mutual Barrow Hanley Core Bond Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley"), the Fund's sub-adviser.

    Performance - With respect to performance, the Trustees noted that the Fund's performance in its Lipper performance universe, which consists of the Fund and all retail and institutional general bond funds, ranked in the 63rd and 73rd percentile for the one year and two year periods ending August 31, 2011, respectively. The Trustees weighed this performance against the prior periods, and noted that the Fund's performance ranked in the 30th and 23rd percentile of the Fund's Lipper performance universe for the three year and since inception periods ending August 31, 2011. The Trustees noted that the Fund's performance peer group consisted of only the Fund and one other fund from the expense group, as performance information was not available for the two other general bond funds in the expense group.

    Management Fees - The Trustees considered that the Management Fee of 0.60% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.05% on higher asset levels) was at the high end of the fees OMCAP charged to fixed income funds of which it is the adviser, but that the contractual Management Fee was ranked in the 20th percentile of the Fund's
    Lipper expense group, and that after OMCAP applied contractual fee waivers for the Fund's Institutional Class shares, the actual
    Management Fee was ranked in the 40th percentile of the Fund's Lipper expense group.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 0.70% per year (exclusive of certain expenses such as dividends on short sales, brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Institutional Class shares. The Trustees also considered that the Fund's net total annual operating expenses for
    Institutional Class shares after waivers ranked in the 40th percentile of the Fund's Lipper expense group.

    Board Conclusions - The Board concluded that, in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the Fund's strong performance in its Lipper peer universe for the three year and since inception periods ending August
    31, 2011, and the competitive contractual Management Fee, net actual Management Fee after contractual waivers, and net total annual operating expenses after waivers for the Fund's Institutional Class shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Barrow Hanley should be approved.

                                                                136

    Old Mutual Dwight Intermediate Fixed Income Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Dwight, the Fund's sub-adviser.

    Performance - With respect to performance, the Trustees considered that, for the one year period ending August 31, 2011, the
    Fund's Class Z share performance for the one year, two year, three year, four year, and five year periods ending August 31, 2011 ranked in the 17th, 33rd, 33rd, 17th, and 17th percentile of the Fund's Lipper performance group, respectively.

    Management Fees - The Trustees considered the Management Fee of 0.45% (with fee breakpoints that could potentially lower the
    Management Fee by a total of 0.15% on higher asset levels) and noted that the Management Fee is consistent with the fees that
    OMCAP charges other fixed income funds of which it is the adviser. The Trustees noted that the contractual Management Fee ranked in the 17th percentile of the Fund's Lipper expense group and that after OMCAP applied contractual fee waivers for Class Z shares, the actual Management Fee ranked in the 1st percentile of the Fund's Lipper expense group.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 0.58% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees also considered that the Fund's net total annual operating expenses for Class Z shares after waivers was at the median of the Fund's Lipper expense group.

    Senior Officer's Report - The Trustees considered that the Senior Officer's Report indicated that the Fund's strong performance relative to both its Lipper peer universe median and its benchmark for the one and three year periods ending August 31, 2011 and competitive expense limitations supported the continuation of the Management Agreement with OMCAP and Sub-Advisory Agreement with Dwight for another year

    Board Conclusions - The Board concluded that, in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the competitive contractual Management Fee and net Management Fee, and the strong long-term performance of the Fund's
    Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and
    Sub-Advisory Agreement with Dwight should be approved.

    Old Mutual Dwight Short Term Fixed Income Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Dwight, the Fund's sub-adviser.

    Performance - With respect to performance, the Trustees considered that the Fund's Class Z share performance ranked in the 57th and 83rd percentile for the one year and two year, periods ending August 31, 2011. The Trustees further considered that the Fund's Class Z shares performance ranked in the 60th percentile of the Fund's Lipper performance group for each of the three, four, and five year periods ending August 31, 2011.

    Management Fees - The Trustees considered the Management Fee of 0.45% (with fee breakpoints that could potentially lower the
    Management Fee by a total of 0.15% on higher asset levels) and noted that the Management Fee is consistent with the fees that
    OMCAP charges other fixed income fund of which it is the adviser. The Trustees noted that the contractual Management Fee ranked in the 57th percentile of the Fund's Lipper expense group, and that the Fund's actual Management Fee ranked in the 71st percentile of the Fund's Lipper expense group [due to OMCAP's recoupment of Management Fees waived and expenses paid under the
    Expense Limitation Agreement during the one year period ending March 31, 2011.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 0.70% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class Z net total annual operating expenses after waivers was ranked in the 71st percentile of the Fund's Lipper expense group.

    Senior Officer's Report - The Trustees considered that the Senior Officer's Report indicated that the Fund outperformed both its Lipper peer universe median and its benchmark for the one year period ending August 31, 2011, and that it demonstrated strong performance against its benchmark for the three year period and against the Lipper peer universe for the five year period, which supported the continuation of the Management Agreement with OMCAP and Sub-Advisory Agreement with Dwight for another year.

    Board Conclusions - The Board concluded that, in view of the level of services provided by OMCAP, its agreement to cap Fund expenses, and the stronger long-term performance of the Fund's Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Dwight should be approved.

                                                                137

SHAREHOLDER PROXY RESULTS (Unaudited)

At a special meeting of shareholders held on February 10, 2012, shareholders of the Analytic U.S. Long/Short Fund, Barrow Hanley
Value Fund, Copper Rock International Small Cap Fund, Focused Fund, TS&W Mid-Cap Value Fund, TS&W Small Cap Value Fund, Barrow
Hanley Core Bond Fund, Dwight Intermediate Fixed Income Fund, and Dwight Short Term Fixed Income Fund approved Agreements and Plans of Reorganization pursuant to which each Fund's assets and liabilities will be transferred to mutual funds advised by Touchstone
Advisors, Inc. as indicated below:

                    Acquired Fund                                                    Acquiring Fund
____________________________________________________________________________________________________________________________________

Old Mutual Analytic U.S. Long/Short Fund                      ->           Touchstone US Long/Short Fund
Old Mutual Barrow Hanley Value Fund                           ->           Touchstone Value Fund
Old Mutual Copper Rock International Small Cap Fund           ->           Touchstone International Small Cap Fund
Old Mutual Focused Fund                                       ->           Touchstone Focused Fund
Old Mutual TS&W Small Cap Value Fund                          ->           Touchstone Small Cap Value Opportunities Fund
Old Mutual TS&W Mid-Cap Value Fund                            ->           Touchstone Mid Cap Value Opportunities Fund
Old Mutual Barrow Hanley Core Bond Fund                       ->           Touchstone Total Return Bond Fund
Old Mutual Dwight Intermediate Fixed Income Fund              ->           Touchstone Core Bond Fund
Old Mutual Dwight Short Term Fixed Income Fund                ->           Touchstone Ultra Short Duration Fixed Income Fund

At a special meeting of shareholders held on March 9, 2012, shareholders of the Large Cap Growth Fund approved an Agreement and Plan of Reorganization pursuant to which the Fund's assets and liabilities will be transferred to the Touchstone Capital Growth Fund, a mutual fund advised by Touchstone Advisors, Inc.

The voting results were as follows:

                                                                $ Votes For       $ Votes Against
                                                                  Proposal            Proposal      $ Abstentions    $ Uninstructed
____________________________________________________________________________________________________________________________________

Old Mutual Analytic U.S. Long/Short Fund                       $ 20,232,126.42    $   216,014.20    $   618,169.55    $           0
Old Mutual Barrow Hanley Value Fund                              78,720,443.37        280,909.92        996,161.96                0
Old Mutual Copper Rock International Small Cap Fund              41,118,214.32      3,156,435.27      2,410,663.74       840,879.20
Old Mutual Focused Fund                                         174,922,083.76     11,781,918.68     13,493,319.22                0
Old Mutual Large Cap Growth Fund                                 78,756,792.24      5,275,315.04      5,661,833.74     2,078,695.08
Old Mutual TS&W Small Cap Value Fund                             56,146,520.98      1,466,790.76        852,204.01                0
Old Mutual TS&W Mid-Cap Value Fund                              131,583,192.06        990,575.56      1,083,751.58                0
Old Mutual Barrow Hanley Core Bond Fund                          35,954,438.78                 0                 0                0
Old Mutual Dwight Intermediate Fixed Income Fund                 37,721,416.72         97,913.38        366,199.59                0
Old Mutual Dwight Short Term Fixed Income Fund                   57,204,680.97      1,747,842.86      1,891,605.37                0
____________________________________________________________________________________________________________________________________

                                                                138

FOR MORE INFORMATION

For shareholders who want more information about the Funds,
please contact us at 888-772-2888.

                                                                                                                   [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-12-025 05/2012

Item 2.                       Code of Ethics.

(a)
As of the end of the period covered by this report, Old Mutual Funds II (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”).

(c)
During the period covered by this report, no amendments have been made to a provision of the registrant’s code of ethics that applies to the registrant’s PEO or PFO, and that relates to any element of the “code of ethics”
definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)
During the period covered by this report, the registrant has not granted a waiver, including an implicit waiver, from a provision of the registrant’s code of ethics to the registrant’s PEO or PFO that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(f)(1)	A copy of the registrant’s code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1)
The board of trustees of the registrant (the “board”) has determined that the registrant has an “audit committee financial expert” serving on its audit committee, as that term is defined in paragraph (b) of Item 3 of Form N-CSR.

(a)(2)
The name of the audit committee financial expert is John R. Bartholdson. Mr. Bartholdson is an “independent” member of the audit committee as that term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending March 31, 2012 and 2011 were $298,000 and $334,000, respectively.

(b)
Audit-Related Fees – The aggregate fees billed to the registrant by its principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported under paragraph (a) of this Item 4 for the fiscal years ending March 31, 2012 and 2011 were $0 and $0, respectively.

The aggregate fees billed for assurance and related services by the registrant’s principal accountant to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (collectively, the “Service Providers”) that were reasonably related to the performance of the audit of the registrant’s financial statements, which required pre-approval by the board’s audit committee, for the fiscal years ending March 31, 2012 and 2011 were $41,000 and $4,000, respectively. These fees were for the review of the registrant’s registration statements and proxy statements.

(c)
Tax Fees – The aggregate fees billed to the registrant by its principal accountant for professional services rendered by the accountant for tax compliance, tax advice, and tax planning (“tax fees”) for the fiscal years ending March 31, 2012 and 2011 were $105,000 and $83,000, respectively. These tax fees were for the preparation of federal and state income tax returns, preparation of excise tax returns and for the review of certain excise distribution calculations performed by the registrant’s sub-administrator.

The aggregate tax fees billed by the registrant’s principal accountant to the Service Providers, which required pre-approval by the board’s audit committee, for the fiscal years ending March 31, 2012 and 2011 were $29,000 and $3,000, respectively.  These tax fees were for the preparation of federal and state income tax returns for liquidated and/or merged funds and for tax advice on proposed fund reorganizations.

(d)
All Other Fees – The aggregate fees billed to the registrant by its principal accountant for products and services provided by the accountant, other than the services reported in paragraphs (a), (b), and (c) of this Item 4 (“all other fees”), for the fiscal years ending March 31, 2012 and 2011 were $0 and $0, respectively.

The aggregate of all other fees billed by the registrant’s principal accountant to the Service Providers, which required pre-approval by the board’s audit committee, for the fiscal years ending March 31, 2012 and 2011 were $0 and $0, respectively.

(e)(1)
The board’s audit committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the registrant by its independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the registrant. Such preapproval may be granted by one or more members of the audit committee, so long as any such member’s decision to preapprove is presented to the full audit committee, solely for information purposes, at its next scheduled meeting.

(e)(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
For the fiscal years ending March 31, 2012 and 2011, the aggregate non-audit fees billed by the registrant’s principal accountant to the registrant and the Service Providers were $134,000 and $86,000, respectively.

(h)
The board’s audit committee has considered whether the provision of non-audit services by the registrant’s principal accountant to the Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	SCHEDULE I – INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant’s PEO and PFO, or persons performing similar functions, have concluded that the
Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant’s management, including the registrant’s PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)
During the quarter ended March 31, 2012, there has been no change in the registrant’s internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1)	Not Applicable.

(a)(2)	Attached hereto as Exhibit EX-99.CERT.

(a)(3)	Not Applicable.

(b)	Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD MUTUAL FUNDS II

By:	/s/Julian F. Sluyters
Julian F. Sluyters, President

Date:	May 11, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Julian F. Sluyters
Julian F. Sluyters, Principal Executive Officer

Date:	May 11, 2012

By:	/s/Robert T. Kelly
Robert T. Kelly, Principal Financial Officer

Date:	May 11, 2012